FILED PURSUANT TO RULE 424(B)(2)
FILE NO.  33-78368


PROSPECTUS SUPPLEMENT TO
PROSPECTUS DATED JUNE 25, 1997

                                  $215,777,243
                                 (APPROXIMATE)

                      FINANCIAL ASSET SECURITIZATION, INC.
                                     SELLER

                        NORTH AMERICAN MORTGAGE COMPANY       [LOGO]
                                MASTER SERVICER

             MORTGAGE PARTICIPATION SECURITIES, SERIES 1997-NAMC 2

                            INITIAL SECURITY    PASS-THROUGH
          CLASS           PRINCIPAL BALANCE(1)      RATE
------------------------- --------------------  ------------
Class FXA-1 Securities        $ 21,587,782           6.85%
Class FXA-2 Securities          (2)                  8.00%
Class FXA-3 Securities        $ 15,761,954           7.30%
Class FXA-4 Securities        $ 16,448,000           7.40%
Class FXA-5 Securities        $  4,545,000           7.70%
Class FXA-6 Securities        $  6,223,000           7.75%
Class FXA-7 Securities        $  1,400,000           8.00%
Class FXA-8 Securities        $ 24,321,020          10.00%
Class FXA-9 Securities        $  7,272,000           7.25%
Class FXA-10 Securities       $  9,042,000           7.25%
Class FXA-11 Securities       $  2,178,000           7.25%
Class FXP Securities          $    202,796         (3)
Class FXS Securities            (2)                  8.00%

                            INITIAL SECURITY    PASS-THROUGH
          CLASS           PRINCIPAL BALANCE(1)      RATE
------------------------- --------------------  ------------
Class A-1 Securities          $ 46,696,639           7.25%
Class A-2 Securities          $  7,241,000           7.25%
Class A-3 Securities          $  2,173,000           7.75%
Class A-4 Securities            (2)                  7.75%
Class A-5 Securities          $ 21,574,430           9.00%
Class A-6 Securities          $  7,912,000           7.00%
Class A-7 Securities          $  2,283,000           7.00%
Class A-8 Securities          $  6,858,000           7.00%
Class P Securities            $    718,093         (3)
Class S Securities              (2)                  7.75%
Class B-1 Securities          $  7,087,175         (4)
Class B-2 Securities          $  2,725,836         (4)
Class B-3 Securities          $  1,526,468         (4)
Class R Securities            $         25           7.75%
Class RP Securities           $         25           7.75%

FOOTNOTES APPEAR ON NEXT PAGE.

     The Series 1997-NAMC 2 Mortgage Participation Securities (the "Securities") will consist of the following Classes: (i) Class FXA-1, Class FXA-2, Class FXA-3, Class FXA-4, Class FXA-5, Class FXA-6, Class FXA-7, Class FXA-8, Class FXA-9, Class FXA-10 and Class FX-11 (the "Class FXA Securities"), (ii) Class A-1, Class A-2, Class A-3, Class A-4 Class A-5, Class A-6, Class A-7 and Class A-8, (the "Class A Securities"), (iii) Class FXP and Class P (the "Principal Only Securities"), (iv) Class FXS, and Class S (together with the Class FXA-2 and Class A-4 Securities, the "Strip Securities"), (v) Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 (the "Subordinate Securities") and
(vi) Class R and Class RP (the "Residual Securities"). The Class FXA, Class FXS and Class FXP Securities are sometimes referred to as the "Class FX Securities" and the Class A, Class S, Class P and Residual Securities are sometimes referred to as the "Class II Securities." The Class FXA Securities, Class A Securities, Strip Securities, Principal Only Securities and Residual Securities are sometimes referred to as the "Senior Securities." The Class FXA-9, Class FXA-10, Class FXA-11, Class A-6, Class A-7 and Class A-8 Securities are sometimes referred to as the "Lockout Securities." Only the Senior Securities and the Class B-1, Class B-2 and Class B-3 Securities (collectively, the "Offered Securities") are offered hereby. The Class B-4, Class B-5 and Class B-6 Securities are not offered hereby.
                                                        (CONTINUED ON NEXT PAGE)
                         ------------------------------

THE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE LOAN SELLER, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR
 RESPECTIVE AFFILIATES. NEITHER THE SECURITIES NOR THE UNDERLYING MORTGAGE
   LOANS WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR
    INSTRUMENTALITY OR BY THE SELLER, THE LOAN SELLER, THE MASTER
     SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR
                        RESPECTIVE AFFILIATES.
                         ------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS  SUPPLEMENT OR THE PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                         ------------------------------

    PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE FACTORS SET FORTH UNDER "RISK FACTORS," COMMENCING AT PAGE 9 OF THE PROSPECTUS AND AT PAGE S-23 OF THIS PROSPECTUS SUPPLEMENT.
                         ------------------------------

    The Offered Securities are being offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Seller are expected to be approximately $220,898,321 plus accrued interest on the Offered Securities (other than the Principal only Securities) from June 1, 1997, before deducting issuance expenses payable by the Seller which are estimated to be approximately $250,000.

    The Offered Securities are offered when, as and if delivered to and accepted by the Underwriter, and subject to various conditions, including the Underwriter's right to reject orders in whole or in part. It is expected that the Senior Securities (other than the Strip, Principal Only and Residual Securities) will be delivered in book-entry form through the Same Day Funds Settlement System of The Depository Trust Company as further discussed herein, and that the Principal Only, Strip, Residual, Class B-1, Class B-2 and Class B-3 Securities will be delivered in registered and certificated form at the office of Donaldson, Lufkin & Jenrette Securities Corporation, New York, New York, on or about June 26, 1997 against payment therefor in immediately available funds.

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

            The date of this Prospectus Supplement is June 25, 1997.

(Cover continued from previous page)

         (1) Approximate. The initial Security Principal Balances are subject to adjustment as described herein.

         (2)      Based on the related Notional Amount, as described herein.

         (3)      Will not be entitled to distributions of interest.

         (4) The Pass-Through Rate applicable to the Class B-1, Class B-2 and Class B-3 Securities will equal, for each Distribution Date, (A) the sum of (i) the Class B Loan Group Component Balance (as defined herein) of the Group I Mortgage Loans, as of the day following the immediately preceding Distribution Date, multiplied by 8.00% and (ii) the Class B Loan Group Component Balance of the Group II Mortgage Loans, as of the day following the immediately preceding Distribution Date, multiplied by 7.75%, divided by (B) the aggregate Class B Loan Group Component Balance for both Loan Groups. For the first Distribution Date, the Pass-Through Rate for the Class B-1, Class B-2 and Class B-3 Securities will be approximately 7.8833% per annum.

         The Securities will, in the aggregate, evidence the entire beneficial ownership interest in a trust (the "Trust") consisting primarily of a pool (the "Mortgage Pool") of certain conventional, fixed-rate, fully-amortizing, one- to four-family, first lien mortgage loans (the "Mortgage Loans") to be deposited by Financial Asset Securitization, Inc. ("FASI" or the "Seller") into the Trust for the benefit of the Securityholders. The Mortgage Loans will have an aggregate principal balance as of June 1, 1997 (the "Cut-off Date") of approximately $218,066,950 and will have original terms to maturity from the due dates of their first scheduled monthly payment of interest and principal of not more than 30 years. The Mortgage Pool consists of two groups (each, a "Mortgage Loan Group"): "Group I" or the "Group I Mortgage Loans" generally consists of Mortgage Loans underwritten pursuant to the "Flex Extra Program" (as further described herein) of North American Mortgage Company (the "Loan Seller" or "NAMC"), with an aggregate principal balance as of the Cut-off Date of approximately $116,246,989, and "Group II" or the "Group II Mortgage Loans" generally consists of Mortgage Loans underwritten pursuant to the Loan Seller's "Gold Flex Program" (as further described herein), with an aggregate principal balance as of the Cut-off Date of approximately $101,819,960. All of the Mortgage Loans were originated by the Loan Seller and will be acquired by the Seller from the Loan Seller on or prior to the date of initial issuance of the Securities (the "Closing Date"). The Mortgage Loans will be serviced by North American Mortgage Company (in such capacity, the "Master Servicer"). Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

         The primary credit support for the Senior Securities is the subordination of the Subordinate Securities. In addition, the Senior Securities, other than the related Lockout Securities and Principal Only Securities, will be allocated all or a disproportionately large share of the principal payments and prepayments received on the related Mortgage Loan Group for a period of time, as described herein. The primary credit support for the Class B-1, Class B-2 and Class B-3 Securities is the subordination of the Classes of Subordinate Securities with higher numerical designations. The rights of the holders of the Class B-1 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Securities, the rights of the holders of the Class B-2 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior and Class B-1 Securities, and the rights of the holders of the Class B-3 Securities to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior, Class B-1 and Class B-2 Securities, in each case as and to the extent described herein. Realized Losses on the Mortgage Loans will be allocated first to the Non-Offered Subordinate Securities in reverse numerical order, second to the Offered Subordinated Securities in reverse numerical order, and then to the Senior Securities, in each case as described herein. The weighted average lives of and yield on the Class B-1, Class B-2 and Class B-3 Securities will be sensitive to Realized Losses on the Mortgage Loans. Similarly, following the reduction of the aggregate Security Principal Balance (as defined herein) of the Subordinate Securities to zero, the yield to maturity on the Senior Securities will be extremely sensitive to all Realized Losses on the Mortgage Loans in the related Mortgage Loan Group and certain Realized Losses on the Mortgage Loans in the other Mortgage Loan Group. See "Description of the Securities -- Subordination and Allocation of Losses" herein.

         Distributions on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, then on the next succeeding business day, commencing in July 1997 (each, a "Distribution Date"). As more fully described herein, interest distributions on the Offered Securities will be based on the Security Principal Balances thereof (or on the applicable Notional Amount (as defined herein), in the case of the Strip Securities) and the related Pass-Through Rates. In general, interest distributions to the Class FX Securities will be made from the Group I Mortgage Loans, interest distributions to the Class II Securities will be made from the Group II Mortgage Loans and interest distributions to the Subordinate Securities will be made from the Mortgage Pool. The Pass-Through Rates on the Offered Securities will be equal to the rates and calculations specified above. The Principal Only Securities will not be entitled to receive distributions of interest. Distributions of principal will be allocated among the Securities (other than the Strip Securities) as described herein. In general, distributions of principal on the Class FX Securities will be made from the Group I Mortgage Loans, distributions of principal on the Class II Securities will be made from the Group II Mortgage Loans and distributions of principal on the Subordinate Securities will be made from the Mortgage Pool. No scheduled principal payments or prepayments on the Mortgage Loans will be distributed to the holders of the Lockout Securities prior to the Distribution Date occurring in July 2002, unless in either case the Class FXA Securities (other than the Class FXA-9, Class FXA-10, and Class FXA-11 Securities), with respect to prepayments from Group I Mortgage Loans, or the Class A Securities (other than the Class A-6, Class A-7, and Class A-8 Securities), with respect to prepayments from the Group II Mortgage Loans, have been retired. No principal prepayments on the Mortgage Loans will be distributed to the holders of the Subordinate Securities prior to the Distribution Date occurring in July 2002 and no principal prepayments on the Mortgage Loans will be distributed to the holders of the Subordinate Securities thereafter if certain criteria relating to the extent of available subordination and the delinquency and loss performance of the Mortgage Loans described herein are not satisfied, unless in either case the Class FXA Securities, with respect to prepayments from Group I Mortgage Loans, or the Class A Securities, with respect to prepayments from the Group II Mortgage Loans, have been retired.

         The yields to maturity on the Strip Securities and Principal Only Securities will be extremely sensitive to the level of prepayments on the Mortgage Loans in the related Loan Group, with respect to the Class FXS and Class S Securities, and the rate of principal payments on the related Classes with respect to the Class FXA-2 and Class A-4 Securities. The interest payable to the Class FXS Securities is based on the weighted average of the Stripped Interest Rates (as defined herein) of the Group I Premium Rate Mortgage Loans (as defined herein). The interest payable to the Class S Securities is based on the weighted average of the Stripped Interest Rates of the Group II Premium Rate Mortgage Loans (as defined herein). Therefore, the yield to maturity on the Class FXS and Class S Securities will generally decrease as a result of faster than expected prepayments on such Group I or Group II Premium Rate Mortgage Loans, respectively. The interest payable to the Class FXA-2 Securities is based on the sum of the Security Principal Balances of the Class FXA-9, Class FXA-10, and Class FXA-11 Securities multiplied by 0.75%. The interest payable to the Class A-4 Securities is based on the sum of the Security Principal Balances of the Class A-6, Class A-7, and Class A-8 Securities multiplied by 0.75%. Therefore, the yield to maturity on the Class FXA-2 and Class A-4 Securities will generally decrease as a result of faster than expected principal payments on the Class FXA-9, Class FXA-10, and Class FXA-11 Securities and the Class A-6, Class A-7, and Class A-8 Securities, respectively. Prospective investors should fully consider the risks associated with an investment in the Strip Securities, including the possibility that if the rate of prepayments on the Group I or Group II Premium Rate Mortgage Loans or the related Classes of Securities, as applicable, is more rapid than anticipated, such investors may not fully recoup their initial investments. Moreover, because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Mortgage Loans with Net Rates less than 8.00% per annum, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans. Because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Mortgage Loans with Net Rates less than 7.75% per annum, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are in part derived from different Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected prepayments with respect to the Class FXS and Class S Securities may occur at the same time as slower than expected prepayments with respect to the Principal Only Securities. See "Certain Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities and Principal Only Securities" herein.

         It is a condition to the issuance of the Offered Securities that each Class of Class FXA Securities (other than the Class FXA-2 Securities), Residual Securities and Class A Securities (other than the Class A-4 Securities) be rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Duff & Phelps Credit Rating Co. ("DCR," and together with S&P, the "Rating Agencies"), that the Strip Securities and Principal Only Securities be rated "AAA" by DCR and "AAAr" by S&P, that the Class B-1 Securities be rated not lower than "AA" by DCR, that the Class B-2 Securities be rated not lower than "A" by DCR, and that the Class B-3 Securities be rated not lower than "BBB" by DCR.

         Elections will be made to treat the assets comprising the Trust as two separate "real estate mortgage investment conduits" (each a "REMIC" and, respectively, the "Issuing REMIC" and the "Pooling REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Securities (other than the Residual Securities) will be designated as "regular interests" in the Issuing REMIC. See "Certain Federal Income Tax Consequences" in the Prospectus. The Class R and Class RP Securities will be designated as the "residual interest" in the Issuing REMIC and the Pooling REMIC, respectively. The Holders of the Residual Securities will be required to report on their federal income tax returns any net income or loss of the related REMIC and may experience a highly negative after-tax return. See "Special Tax Considerations" herein.

         The Class B-2 and Class B-3 Securities will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because those Classes are not rated in one of the two highest rating categories by a nationally-recognized rating agency.

         The Subordinate and Residual Securities may not be transferred to Plans (as defined herein), persons acting on behalf of Plans, or persons using assets of Plans (each of the foregoing, a "Plan Investor"), except as described herein. Each purchaser of a Subordinate or Residual Security will be deemed to represent, by virtue of its acquisition thereof, that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or, in the case of an insurance company, a representation letter as described herein. The Subordinate and Residual Securities may not be suitable investments for Plan Investors and are not offered to Plan Investors. See "ERISA Considerations" herein and in the Prospectus. The Residual Securities are subject to additional transfer restrictions.

See "Restrictions on Purchase and Transfer of the Residual Securities" herein.

         There is currently no secondary market for the Offered Securities. Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") intends to make a secondary market in the Offered Securities but has no obligation to do so. There can be no assurance that a secondary market for the Offered Securities will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity. The Offered Securities will not be listed on any securities exchange. See "Risk Factors" in the Prospectus.

         The information set forth herein under "Summary of Prospectus Supplement -- The Mortgage Pool," "Description of the Mortgage Pool," "The Loan Seller" and "Pooling and Servicing Agreement -- The Master Servicer" has been provided by the Loan Seller. No representation is made by FASI, the Underwriter, the Trustee or any of their respective affiliates as to the accuracy or completeness of the information provided by the Loan Seller.

                                  -----------

         No person is authorized in connection with this offering to give any information or to make any representation about FASI, the Loan Seller, the Master Servicer, the Trustee, the Offered Securities, or any other matter referred to herein, other than those contained in this Prospectus Supplement or the Prospectus. If any other information or representation is given or made, such information or representation may not be relied upon as having been authorized by FASI, the Loan Seller, the Master Servicer, or the Trustee. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy securities other than the Offered Securities, or an offer to sell or a solicitation of an offer to buy securities in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale hereunder or thereunder shall, under any circumstances, create any implication that the information contained herein or therein is correct as of any time subsequent to their respective dates.

                                  -----------

         The Offered Securities offered by this Prospectus Supplement will be part of a separate series of Securities being offered by FASI pursuant to its Prospectus dated June 25, 1997, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering that is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

                                  -----------


                           REPORTS TO SECURITYHOLDERS

         With respect to the Senior Securities (other than the Strip, Principal Only and Residual Securities), unless and until definitive certificates are issued, monthly reports containing information concerning the Trust and prepared by the Trustee, will be sent to Cede & Co. ("Cede"), as nominee of DTC and registered holder of such Senior Securities, pursuant to the Pooling and Servicing Agreement (as defined herein). Such reports may be available to beneficial owners of Senior Securities (other than the Strip, Principal Only and Residual Securities) in accordance with the regulations and procedures of DTC.

                                  -----------

         The Seller will file with the Commission certain materials relating to the Mortgage Pool and the Offered Securities on Form 8-K. Such materials were prepared by the Underwriter for certain prospective investors, and the information included in such materials is subject to and is superseded by, the information set forth in this Prospectus Supplement.

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

SUMMARY OF PROSPECTUS SUPPLEMENT.........................................S-7

RISK FACTORS............................................................S-23
     General............................................................S-23
     Subordination......................................................S-24
     Geographic Concentration of the Mortgaged
          Premises......................................................S-24
     Recent Developments................................................S-25
     Limited Recourse...................................................S-25
     The Status of the Mortgage Loans in the Event
          of Insolvency.................................................S-25

DESCRIPTION OF THE MORTGAGE POOL........................................S-26
     General............................................................S-26
     Underwriting Standards.............................................S-41

ADDITIONAL INFORMATION..................................................S-45

THE LOAN SELLER.........................................................S-46

DESCRIPTION OF THE SECURITIES...........................................S-47
     General............................................................S-47
     Book-Entry Registration............................................S-48
     Available Distribution.............................................S-49
     Priority of Distributions..........................................S-49
     Distributions of Interest..........................................S-53
     Distributions of Principal.........................................S-54
     Subordination and Allocation of Losses.............................S-61
     Optional Purchase of Delinquent Mortgage
          Loans.........................................................S-63
     Advances...........................................................S-63
     Example of Distributions...........................................S-64

CERTAIN YIELD AND PREPAYMENT

     CONSIDERATIONS.....................................................S-65
     General............................................................S-65
     Weighted Average Life..............................................S-68

YIELD CONSIDERATIONS WITH RESPECT
     TO THE STRIP SECURITIES
     AND PRINCIPAL ONLY SECURITIES......................................S-70

POOLING AND SERVICING AGREEMENT.........................................S-74
     General............................................................S-74
     Assignment of Mortgage Loans.......................................S-74
     The Master Servicer................................................S-75
     Servicing and Other Compensation and
          Payment of Expenses...........................................S-77
     Special Servicing Agreements.......................................S-77
     Voting Rights......................................................S-78
     Events of Default..................................................S-78
     Rights Upon Event of Default.......................................S-78
     Limitation on Resignation of the Master
          Servicer......................................................S-79
     Termination........................................................S-79
     The Trustee........................................................S-79

SPECIAL TAX CONSIDERATIONS..............................................S-80

RESTRICTIONS ON PURCHASE AND
     TRANSFER OF THE RESIDUAL
     SECURITIES.........................................................S-82

UNDERWRITING............................................................S-83

USE OF PROCEEDS.........................................................S-83

LEGAL OPINIONS..........................................................S-83

RATINGS.................................................................S-84

LEGAL INVESTMENT........................................................S-84

ERISA CONSIDERATIONS....................................................S-85

INDEX OF TERMS..........................................................S-87

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein and not otherwise defined herein or in the Prospectus shall have the meanings assigned in the "Glossary" contained in the Prospectus. References to the "Trust Agreement" in the Prospectus shall be deemed to refer to the "Pooling and Servicing Agreement" in this Prospectus Supplement. The Index of Terms appearing at the end of the Prospectus Supplement indicates the page number on which each definition in the Prospectus Supplement appears.


Title of Securities............................  Mortgage Participation Securities, Series 1997-NAMC 2.

Seller.........................................  Financial Asset Securitization, Inc. ("FASI" or the "Seller").  See
                                                 "The Seller" in the Prospectus.

Master Servicer................................  North American Mortgage Company ("NAMC" or the "Master
                                                 Servicer").  Notwithstanding anything to the contrary in the
                                                 Prospectus, the Master Servicer will provide all customary servicing functions with respect to the Mortgage Loans pursuant to the Pooling and Servicing Agreement.  The Master Servicer will be entitled to: (i) a monthly fee with respect to each Mortgage
                                                 Loan payable on each Distribution Date in an amount equal to one-
                                                 twelfth of 0.26% per annum (the "Servicing Fee Rate") multiplied by the Scheduled Principal Balance of such Mortgage Loan on the first day of the Due Period relating to such Distribution Date, (ii)
                                                 any interest or investment income earned on funds deposited in the
                                                 Custodial Account for the period ending on such Distribution Date, and (iii) additional servicing compensation described herein.  See
                                                 "Pooling and Servicing Agreement-- The Master Servicer" herein.

Trustee........................................  The First National Bank of Chicago (the "Trustee").  See "Pooling
                                                 and Servicing Agreement-- The Trustee" herein.  The Trustee will also perform securities administration functions for the Trust under the Pooling and Servicing Agreement, including, among other things, monitoring the amounts on deposit in the Security
                                                 Account and other accounts established in accordance with the
                                                 Pooling and Servicing Agreement and maintained with the Trustee, calculating amounts distributable to Securityholders on each
                                                 Distribution Date, the preparation of and distribution to
                                                 Securityholders of monthly statements and other reports as provided in the Pooling and Servicing Agreement, and filing periodic reports with the Commission.

Loan Seller....................................  North American Mortgage Company  (the "Loan Seller").  See
                                                 "The Loan Seller" herein.

Cut-off Date...................................  June 1, 1997.

Closing Date...................................  On or about June 26, 1997.

Distribution Date..............................  The 25th day of each month, or if such day is not a business day, then the next succeeding business day, beginning in July 1997
                                                 (each, a "Distribution Date").

Record Date....................................  With respect to each Distribution Date, the "Record Date" is the last business day of the month preceding the month in which such
                                                 Distribution Date occurs.

                                      S-7


Due Period.....................................  With respect to each Distribution Date, the "Due Period" is the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period..............................  With respect to each Distribution Date and (i) each prepayment in full, the related "Prepayment Period" commences on the 15th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the day after the Cut-off Date) and ends on the 14th day of the month in which such Distribution Date occurs, and (ii) each partial prepayment, the "Prepayment Period" is the month preceding the month in which such Distribution Date occurs.

Designations:

    Class FXA Securities.......................  Class FXA-1, Class FXA-2, Class FXA-3, Class FXA-4, Class
                                                 FXA-5, Class FXA-6, Class
                                                 FXA-7, Class FXA-8, Class
                                                 FXA-9, Class FXA-10, and Class
                                                 FXA-11 Securities.

    Class A Securities.........................  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-
                                                 6, Class A-7, and Class A-8 Securities.

    Principal Only Securities..................  Class FXP and Class P Securities.

    Strip Securities...........................  Class FXA-2, Class FXS, Class A-4, and Class S Securities.

    Class FX Securities........................  Class FXA, Class FXP and Class FXS Securities.

    Class II Securities........................  Class A, Class P, Class S and Residual Securities.

    Subordinate Securities.....................  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class
                                                 B-6 Securities.

    Residual Securities........................  Class R and Class RP Securities.

    Senior Securities..........................  Class FXA, Class A, Principal Only, Strip and Residual Securities.

    Class FX Lockout Securities................  Class FXA-9, Class FXA-10 and Class FXA-11 Securities.

    Class A Lockout Securities ................  Class A-6, Class A-7 and Class A-8 Securities.

    Lockout Securities.........................  Class FX and Class A Lockout Securities.

    Offered Securities.........................  Senior, Class B-1, Class B-2 and Class B-3 Securities.

    Offered Subordinate Securities.............  Class B-1, Class B-2 and Class B-3 Securities.

    Non-Offered Subordinate
    Securities.................................  Class B-4, Class B-5 and Class B-6 Securities.

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Denominations..................................  The Class FXA-4, Class FXA-5, Class FXA-6, Class FXA-7,
                                                 Class FXA-9, Class FXA-10, Class FXA-11, Class A-2, Class A-
                                                 3, Class A-6, Class A-7, Class A-8 and Principal Only Securities
                                                 will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.  The Class FXA-1, FXA-3,
                                                 Class FXA-8, Class A-1, Class A-5, and Offered Subordinate
                                                 Securities will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.  The Residual
                                                 Securities will be issued in minimum denominations of $10 and integral multiples of $1.00 in excess thereof.  The Strip Securities will be issued in minimum initial Notional Amounts (as defined herein) of $1.00 and integral multiples of $1.00 in excess thereof.
                                                 In addition, one Security of each Class may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Security Principal Balance of such Class.

Registration...................................  Each Class of Class FXA Securities, Class A Securities, and the
                                                 Offered Subordinate Securities will be Book-Entry Securities represented by a Security registered in the name of Cede & Co., as nominee of DTC.  No person acquiring a beneficial interest in a Book-Entry Security (each, a "Beneficial Owner") will be entitled to receive a Security in certificated form, except under the limited circumstances described herein.  For each Security held by DTC,
                                                 DTC will effect payments to and transfers of the related Book-
                                                 Entry Securities among the respective Beneficial Owners by means of its electronic recordkeeping services, acting through
                                                 organizations that participate in DTC.  This arrangement may result in certain delays in receipt of distributions by Beneficial
                                                 Owners and may restrict a Beneficial Owner's ability to pledge the
                                                 Securities beneficially owned by it.  All references in this
                                                 Prospectus Supplement to the Book-Entry Securities reflect the rights of Beneficial Owners of such Securities only as such rights may be exercised through DTC and its participating organizations so long as such Securities are held by DTC.  The Principal Only and Residual Securities will be offered in registered and
                                                 certificated form.  See "Description of the Securities-- Book-
                                                 Entry Registration" herein and "Description of the Securities--
                                                 Book-Entry Procedures" in the Prospectus.

The Mortgage Pool..............................  Based solely upon information provided by the Loan Seller, the
                                                 Mortgage Loans will have the characteristics described herein.
                                                 The Trust will consist primarily of a pool (the "Mortgage Pool")
                                                 of conventional, fixed-rate, fully-amortizing mortgage loans (the
                                                 "Mortgage Loans") with an aggregate principal balance as of the
                                                 Cut-off Date of approximately $218,066,950.  The Mortgage
                                                 Loans are secured by first liens on fee simple and leasehold interests in one- to four-family residential real properties (each, a
                                                 "Mortgaged Premises") and have original terms to maturity from the due dates of their first scheduled monthly payment of interest and principal (each such payment, a "Monthly Payment") of not more than 30 years.  All of the Mortgage Loans have Monthly
                                                 Payments due on the first day of each month.
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                                                 The Group I Mortgage Loans will consist of a pool of
                                                 approximately 833 Mortgage Loans with an aggregate principal balance as of the Cut-off Date of approximately $116,246,989
                                                 (representing approximately 53.31% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date), with Note
                                                 Rates ranging from approximately 6.375% to 10.125% per annum.
                                                 The Group II Mortgage Loans will consist of a pool of
                                                 approximately 382 Mortgage Loans with an aggregate principal balance as of the Cut-off Date of approximately $101,819,960
                                                 (representing approximately 46.69% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date), with Note
                                                 Rates ranging from approximately 7.125% to 9.250% per annum.

                                                 See "Description of the Mortgage Pool" herein for a further description of certain characteristics of the Mortgage Loans.

                                                 As of the Cut-off Date, none of the Mortgage Loans were thirty days or more delinquent in their Monthly Payments.  As of the
                                                 Cut-off Date, none of the Mortgage Loans will have been thirty days or more delinquent in their Monthly Payments more than once during the twelve months preceding the Closing Date, and no
                                                 Mortgage Loan had been sixty or more days delinquent within the
                                                 12 months preceding the Closing Date, except for one Mortgage
                                                 Loan with an aggregate Cut-off Date balance of approximately
                                                 $132,958 which has been sixty or more days delinquent once within the 12 months preceding the Closing Date.

The Offered Securities.........................  The Offered Securities will be issued pursuant to a Pooling and
                                                 Servicing Agreement, to be dated as of June 1, 1997, among the
                                                 Seller, the Master Servicer, the Loan Seller and the Trustee (the
                                                 "Pooling and Servicing Agreement").  The Senior Securities in the
                                                 aggregate, the Offered Subordinate Securities in the aggregate, and the Non-Offered Subordinate Securities in the aggregate will evidence initial undivided beneficial ownership interests of approximately 93.75%, 5.20% and 1.05%, respectively, in the
                                                 Trust.  The Offered Securities will have the following per annum
                                                 Pass-Through Rates and approximate outstanding principal balances
                                                 (each, a "Security Principal Balance") as of the Cut-off Date:
                                                                                      Initial
                                                                                     Security
                                                                                     Principal      Pass-Through

                                                       Class                         Balance(1)         Rate
                                                 Class FXA-1 Securities            $21,587,782         6.85%
                                                 Class FXA-2 Securities                     (2)        8.00%
                                                 Class FXA-3 Securities            $15,761,954         7.30%
                                                 Class FXA-4 Securities            $16,448,000         7.40%
                                                 Class FXA-5 Securities            $ 4,545,000         7.70%
                                                 Class FXA-6 Securities            $ 6,223,000         7.75%
                                                 Class FXA-7 Securities            $ 1,400,000         8.00%
                                                 Class FXA-8 Securities            $24,321,020         10.00%
                                                 Class FXA-9 Securities            $ 7,272,000         7.25%
                                                 Class FXA-10 Securities           $ 9,042,000         7.25%
                                                 Class FXA-11 Securities           $ 2,178,000         7.25%
                                                 Class FXP Securities              $   202,796          (3)
                                                 Class FXS Securities                       (2)        8.00%
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

                                                 Class A-1 Securities              $46,696,639         7.25%
                                                 Class A-2 Securities              $ 7,241,000         7.25%
                                                 Class A-3 Securities              $ 2,173,000         7.75%
                                                 Class A-4 Securities                       (2)        7.75%
                                                 Class A-5 Securities              $21,574,430         9.00%
                                                 Class A-6 Securities              $ 7,912,000         7.00%
                                                 Class A-7 Securities              $ 2,283,000         7.00%
                                                 Class A-8 Securities              $ 6,858,000         7.00%
                                                 Class P Securities                $   718,093         (3)
                                                 Class S Securities                         (2)        7.75%
                                                 Class B-1 Securities              $ 7,087,175         (4)
                                                 Class B-2 Securities              $ 2,725,836         (4)
                                                 Class B-3 Securities              $ 1,526,468         (4)
                                                 Class R Securities                $        25         7.75%
                                                 Class RP Securities               $        25         7.75%

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
                                                 (1) The initial Security Principal Balance of any Class of Offered
                                                     Securities are approximate and may be increased or decreased by up to 5% (which increase or decrease may be allocated
                                                     disproportionately among the Classes of Securities), depending upon (i) the Mortgage Loans actually acquired for each
                                                     Mortgage Loan Group and (ii) the subordination requirements of the Rating Agencies.  Accordingly, any investor's
                                                     commitments with respect to the Offered Securities may be
                                                     correspondingly increased or decreased.

                                                 (2) The Class FXA-2, Class FXS, Class A-4 and Class S
                                                     Securities are interest only securities on which interest is paid on the applicable Notional Amounts, as determined for each
                                                     Interest Accrual Period as set forth herein.

                                                 (3) The Class FXP and Class P Securities are principal only securities on which no interest will be paid.

                                                 (4) The Pass-Through Rate applicable to the Class B-1, Class B-2 and Class B-3 Securities will equal, for each Distribution
                                                     Date, (A) the sum of (i) the Class B Loan Group Component
                                                     Balance (as defined herein) of the Group I Mortgage Loans, as of the day following the immediately preceding Distribution
                                                     Date, multiplied by 8.00% and (ii) the Class B Loan Group
                                                     Component Balance of the Group II Mortgage Loans, as of the
                                                     day following the immediately preceding Distribution Date, multiplied by 7.75%, divided by (B) the aggregate Class B
                                                     Loan Group Component Balance for both Loan Groups.  For
                                                     the first Distribution Date, the Pass-Through Rate for the
                                                     Class B-1, Class B-2 and Class B-3 Securities will be
                                                     approximately 7.8833% per annum.

Interest Distributions.........................  With respect to each Class of Securities (except the Principal Only
                                                 Securities, which are not entitled to interest), interest will be passed through monthly on each Distribution Date, commencing in
                                                 July 1997.  With respect to each Distribution Date, an amount of interest will accrue on each Class of Securities generally equal to
                                                 1/12th of the applicable Pass-Through Rate for such Class
                                                 multiplied by the related Security Principal Balance or Notional
                                                 Amount, as applicable.  All distributions of interest for each Class

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                                                 of Securities will generally be
                                                 made only to the extent of the
                                                 Available Distribution for the
                                                 related Mortgage Loan Group as
                                                 described herein under
                                                 "Description of the Securities
                                                 -- Priority of Distributions."

                                                 As of any Distribution Date, the "Class FXS Notional Amount"
                                                 will equal the product of (x) the aggregate Scheduled Principal
                                                 Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date,
                                                 whether or not received, or with respect to the initial Distribution
                                                 Date, as of the Cut-off Date, of Group I Mortgage Loans having
                                                 Net Rates in excess of 8.00% per annum (the "Group I Premium
                                                 Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group I Premium Rate Mortgage Loans and the denominator of which is 8.00%.  The Class FXS Notional Amount as of the Cut-off Date will be approximately $9,164,145.  The
                                                 "Stripped Interest Rate" for each Group I Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 8.00%.

                                                 As of any Distribution Date, the "Class S Notional Amount" will equal the product of (x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of Group II Mortgage Loans having Net Rates in excess of 7.75%  per annum (the "Group II Premium Rate
                                                 Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein)
                                                 for the Group II Premium Rate Mortgage Loans and the
                                                 denominator of which is 7.75%.  The Class S Notional Amount as of the Cut-off Date will be approximately $2,837,159.  The
                                                 "Stripped Interest Rate" for each Group II Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.

                                                 As of any Distribution Date, the "Class FXA-2 Notional Amount"
                                                 will equal the sum of the Security Principal Balances of the Class
                                                 FXA-9, Class FXA-10, and Class FXA-11 Securities immediately preceding such Distribution Date multiplied by a fraction the numerator of which is 0.75% and the denominator of which is
                                                 8.00%.  The Class FXA-2 Notional Amount as of the Cut-off Date
                                                 will be approximately $1,733,625.

                                                 As of any Distribution Date, the "Class A-4 Notional Amount" will equal the sum of the Security Principal Balances of the Class A-6,
                                                 Class A-7, and Class A-8 Securities immediately preceding such
                                                 Distribution Date multiplied by a fraction the numerator of which is 0.75% and the denominator of which is 7.75%.  The Class A-4
                                                 Notional Amount as of the Cut-off Date will be approximately
                                                 $1,650,290.

                                                 As used herein, "Notional Amount" refers to the Class FXS
                                                 Notional Amount, Class S Notional Amount, Class FXA-2
                                                 Notional Amount, and Class A-4 Notional Amount.  References
                                                 herein to the Notional Amount in respect of such Strip Securities are used solely for certain calculations and do not represent the

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                                                 right of the holders of such Strip Securities to receive distributions of such amount.

                                                 See "Description of the Securities -- Distributions of Interest"
                                                 herein.

Principal Distributions........................  On each Distribution Date, to the extent of the Available
                                                 Distribution with respect to each Mortgage Loan Group, amounts in respect of principal will be distributed to the holders of the
                                                 Offered Securities (other than the Strip Securities) as provided herein under "Description of the Securities-- Distributions of
                                                 Principal."

                                                 The Strip Securities are not entitled to distributions of principal.

Advances.......................................  The Master Servicer is required to make advances ("Advances") in respect of delinquent payments of principal and interest (net of the related Servicing Fees) on the Mortgage Loans, subject to the limitations described herein.  Such Advances are reimbursable to the Master Servicer prior to distributions to the Securityholders, as described under the heading "Description of Securities--
                                                 Advances" herein.  The Trustee will be obligated to make any such
                                                 Advance only to the limited extent provided in the Pooling and
                                                 Servicing Agreement.  See "Description of the Securities--
                                                 Advances" herein.

Allocation of Losses;
Subordination..................................  Neither the Offered Securities nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by the Seller, the Master Servicer, the Loan Seller, the Trustee or any
                                                 of their respective affiliates.  Subject to the limitations described below, Realized Losses on the Mortgage Loans will be allocated, in each case until the applicable Security Principal Balances have been reduced to zero, first, to the Non-Offered Subordinate
                                                 Securities in reverse numerical order; second, to the Class B-3
                                                 Securities; third, to the Class B-2 Securities; fourth, to the Class
                                                 B-1 Securities; and fifth, to the outstanding Classes of Senior
                                                 Securities in the manner described herein; provided, however, that
                                                 (i) if the loss is recognized with respect to a Group I Discount
                                                 Mortgage Loan, the Class FXP Fraction of such loss will first be allocated to the Class FXP Securities and the remainder of such loss will be allocated as described above; (ii) if the loss is recognized with respect to a Group II Discount Mortgage Loan, the
                                                 Class P Fraction of such loss will first be allocated to the Class P
                                                 Securities and the remainder of such loss will be allocated as described above; and (iii) only a certain specified amount of
                                                 Special Hazard Losses, Fraud Losses and Mortgagor Bankruptcy
                                                 Losses will be allocated solely to the Subordinate Securities, following which such losses will be allocated among all outstanding
                                                 Classes of Securities on a pro rata basis.  See "Description of the
                                                 Securities-- Subordination and Allocation of Losses" herein.

                                                 All of the foregoing amounts are subject to periodic reduction as described herein.  In the event that the Security Principal Balances of the Subordinate Securities are reduced to zero, all additional losses (other than all Special Hazard Losses, Fraud Losses,
                                                 Mortgagor Bankruptcy Losses and Extraordinary Losses (as
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                                                 defined herein)) on the Group I Mortgage Loans and the Group II
                                                 Mortgage Loans will be allocated among the Class FX Securities and the Class II Securities, respectively, as described herein.

                                                 Therefore, notwithstanding that losses on the Mortgage Loans in one Mortgage Loan Group may only be allocated to the related
                                                 Senior Securities (except for Excess Special Hazard Losses, Excess
                                                 Fraud Losses, Excess Bankruptcy Losses and Extraordinary
                                                 Losses), the allocation to the Subordinate Securities of losses on the Mortgage Loans in the other Mortgage Loan Group will
                                                 increase the likelihood that losses may be allocated to such Senior
                                                 Securities.

Shifting of Interests..........................  The Senior Securities entitled to principal, other than the Lockout
                                                 Securities, will receive 100% of the principal prepayments received with respect to the Mortgage Loans in the related Mortgage Loan
                                                 Group until at least the fifth anniversary of the first Distribution
                                                 Date.  During the next four years, the Senior Securities, other than the Lockout Securities, generally will receive a disproportionately large, but decreasing, share of principal prepayments received with respect to the Mortgage Loans in the related Mortgage Loan
                                                 Group.  This will result in an acceleration of the amortization of the Senior Securities, other than the Lockout Securities, subject to the priorities described in "Description of the Securities--
                                                 Distributions of Principal" herein, enhancing the likelihood that holders of such Classes of Securities will be paid the full amount of principal to which they are entitled.

Non-Offered Subordinate Securities.............  The Class B-4, Class B-5 and Class B-6 Securities each have a
                                                 Pass-Through Rate equal to, for each Distribution Date, (A) the sum of (i) the Class B Loan Group Component Balance (as defined herein) of the Group I Mortgage Loans, as of the day following the immediately preceding Distribution Date, multiplied by 8.00% and
                                                 (ii) the Class B Loan Group Component Balance of the Group II
                                                 Mortgage Loans, as of the day following the immediately
                                                 preceding Distribution Date, multiplied by 7.75%, divided by (B)
                                                 the aggregate Class B Loan Group Component Balance for both
                                                 Loan Groups, and have an initial aggregate Security Principal
                                                 Balance of approximately $2,289,707.

Optional Termination...........................  At its option, the Master Servicer may purchase from the Trust all remaining Mortgage Loans and other assets thereof, and thereby effect early retirement of the Securities, on any Distribution Date when the aggregate outstanding principal balance of the Mortgage
                                                 Loans is equal to or less than 5% of the aggregate outstanding principal balance of such Mortgage Loans as of the Cut-off Date.
                                                 See "Pooling and Servicing Agreement-- Termination" herein.

Special Prepayment
Considerations.................................  General:  The rate of principal payments on the Offered Securities will depend on, among other things, the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Mortgage Loans.  As is the case with mortgage-backed securities generally, the Offered Securities are subject to substantial inherent cash-flow uncertainties because the
                                                 Mortgage Loans may be prepaid at any time.  Generally, when prevailing interest rates increase, prepayment rates on mortgage
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                                                 loans tend to decrease in subsequent periods, resulting in a reduced return of principal to investors at a time when
                                                 reinvestment at such higher prevailing rates would be desirable.
                                                 Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase in subsequent periods, resulting in an accelerated return of principal to investors at a time when reinvestment at comparable yields may not be possible.

                                                 Therefore, a higher than anticipated rate of principal payments
                                                 (including principal prepayments) and liquidations in a Mortgage
                                                 Loan Group could result in a lower than expected yield to maturity on any related Class of Securities purchased at a premium.
                                                 Conversely, a lower than anticipated rate of principal payments
                                                 (including principal prepayments) and liquidations in a Mortgage
                                                 Loan Group could result in a lower than expected yield to maturity on any related Class of Securities purchased at a discount.  Except as described herein under "Description of the Securities--
                                                 Distributions of Principal-- Cross-Collateralization," principal distributions to the Class FX Securities and Class II Securities
                                                 relate to principal payments on the Group I Mortgage Loans and
                                                 Group II Mortgage Loans, respectively, and principal distributions to the Subordinate Securities relate to principal payments on both
                                                 Group I Mortgage Loans and Group II Mortgage Loans.

                                                 Principal Only Securities:  Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Mortgage
                                                 Loans with Net Rates less than 8.00% per annum, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans.
                                                 Similarly, because the principal payable with respect to the Class
                                                 P Securities (which are entitled to receive distributions of principal only) is derived from Group II Mortgage Loans with Net Rates less than 7.75% per annum, the yield to maturity on the Class P
                                                 Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans.  Because the interest
                                                 payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P  Securities are for the
                                                 most part derived from different Mortgage Loans within the related
                                                 Mortgage Loan Group, it is possible that faster than expected prepayments with respect to the Class FXS and Class S Securities may occur at the same time as slower than expected prepayments with respect to the Principal Only Securities.  See "Risk Factors,"
                                                 "Certain Yield and Prepayment Considerations" and "Yield
                                                 Considerations with respect to the Strip Securities and Principal
                                                 Only Securities" herein.

                                                 Lockout Securities:  The Class FXA-9, Class FXA-10, Class
                                                 FXA-11, Class A-6, Class A-7 and Class A-8 Securities will not be entitled to receive any principal payments and principal prepayments on the Mortgage Loans until the Distribution Date occurring in July 2002 unless the Security Principal Balance of the
                                                 Class FXA Securities (other than the Class FX Lockout Securities)
                                                 or Class A Securities (other than the Class A Lockout Securities), as appropriate, have been reduced to zero.  Therefore, the Lockout
                                                 Securities will not be entitled to receive the disproportionate allocation of principal prepayments that the other Class FXA and

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                                                 Class A Securities are entitled to receive unless the Security
                                                 Principal Balances of such other Senior Securities have been reduced to zero.

                                                 Sequentially Paying Classes:  All Classes of Class FXA and Class
                                                 A Securities are subject to various priorities for payment of principal, as described herein.  Distributions of principal on the
                                                 Classes of Class FXA and Class A Securities having an earlier priority of payment will be affected by the rates of prepayment of the Mortgage Loans in the related Mortgage Loan Group early in the life of the Mortgage Pool.  The timing of commencement of principal distributions and the weighted average lives of the Classes of Class FXA and Class A Securities with a later priority of payment will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such Classes.

                                                 Strip Securities:  The Notional Amounts, and therefore the amount of interest distributions on the Classes of Strip Securities, will be highly sensitive to the rate and timing of principal payments
                                                 (including prepayments, repurchases, defaults and liquidations) on the Group I or Group II Premium Rate Mortgage Loans, with
                                                 respect to the Class FXS and Class S Securities, and of principal payments on the related Lockout Securities, with respect to the
                                                 Class FXA-2 and Class A-4 Securities as applicable.  See
                                                 "-- Special Yield Considerations" below, "Risk Factors," "Certain
                                                 Yield and Prepayment Considerations" and "Yield Considerations
                                                 with respect to the Strip Securities, and the Principal Only
                                                 Securities" herein.

                                                 Classes With Subordination Features:  As described herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be allocated among the Class FXA and Class A Securities (other than the related Lockout Securities), and therefore, during certain periods no principal prepayments or, relative to the related Subordinate
                                                 Percentage (as defined herein), a disproportionately small percentage of such prepayments will be distributed to the
                                                 Subordinate Securities.  To the extent that no principal
                                                 prepayments or a disproportionately small percentage of such prepayments are distributed to the Subordinate Securities, the weighted average lives of the Subordinate Securities will be extended and, as a relative matter, the Subordination afforded to the Senior Securities by the Subordinate Securities will be increased (to the extent not otherwise offset by Realized Losses).

                                                 See "Description of the Securities-- Distributions of Principal,"
                                                 "Certain Yield and Prepayment Considerations" and "Yield
                                                 Considerations with respect to the Strip Securities and Principal
                                                 Only Securities" herein, and see "Yield Considerations" and
                                                 "Certain Yield and Prepayment Considerations" in the Prospectus.

Special Yield
Considerations.................................  General:  The yield to maturity on each Class of Offered
                                                 Securities will depend on, among other things, the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Mortgage Loans and the allocation

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                                                 thereof to reduce the Security Principal Balance (or the Notional
                                                 Amount) of such Class of Securities. The yield to maturity on each
                                                 Class of Offered Securities also will depend on other factors such as the related Pass-Through Rate and the purchase price for such
                                                 Securities. The yield to investors on any Class of Offered
                                                 Securities entitled to interest will be adversely affected by any allocation thereto of any Prepayment Interest Shortfalls on the
                                                 Mortgage Loans to the extent not covered by payments by the Master
                                                 Servicer as described herein.

                                                 In general, if a Class of Offered Securities is purchased at a premium and principal payments on the Mortgage Loans occur at a rate faster than assumed at the time of purchase, the investor's actual yield to maturity will be lower than originally anticipated.
                                                 Conversely, if a Class of Offered Securities is purchased at a discount and principal payments on the Mortgage Loans occur at a rate slower than assumed at the time of purchase, the investor's actual yield to maturity will be lower than originally anticipated.

                                                 Strip Securities:  The yield to investors on the Class FXS and
                                                 Class S Securities will be extremely sensitive to the rate and timing of principal payments on the Group I or Group II Premium Rate
                                                 Mortgage Loans (including prepayments, repurchases, defaults and liquidations), as applicable, which may fluctuate significantly over time.  A rapid rate of principal payments on the Mortgage Loans in the related Mortgage Loan Group could result in the failure of investors in the Class FXS and Class S Strip Securities to fully recoup their initial investment.  The yield on the Class FXS and
                                                 Class S Securities will also be materially and adversely affected if the Group I or Group II Premium Rate Mortgage Loans, as
                                                 applicable, experience a high rate of defaults and liquidations.  In addition to the foregoing, the yield on the Class FXS and Class S
                                                 Securities will be materially and adversely affected to a greater extent than the yields on the other Classes of Offered Securities if the Group I or Group II Premium Rate Mortgage Loans, as
                                                 applicable, with higher Net Rates prepay faster than such Mortgage
                                                 Loans with lower Net Rates, because holders of the Class FXS and
                                                 Class S Securities generally will have rights to relatively larger portions of interest payments on the Group I or Group II Premium
                                                 Rate Mortgage Loans, as applicable, with higher Net Rates than on the Mortgage Loans in the related Mortgage Loan Groups with lower Net Rates.  The yield to investors on the Class FXA-2 and
                                                 Class A-4 Securities will be extremely sensitive to the rate and timing of principal payments on the Class FX Lockout Securities and the Class A Lockout Securities, respectively.  A rapid rate of principal payments on the related Lockout Securities could result in the failure of investors in the Class FXA-2 and Class A-4
                                                 Securities to fully recoup their initial investment.

                                                 Classes With Subordination Features:  The yield to maturity on the Subordinate Securities will be extremely sensitive to certain losses on the Mortgage Loans (and the timing thereof) to the extent such losses are not covered by the Subordinate Securities
                                                 subordinate thereto.  See "Certain Yield and Prepayment
                                                 Considerations" herein and "Yield Considerations" and "Certain
                                                 Yield and Prepayment Considerations" in the Prospectus.

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                                                 Residual Securities:  The Class R and Class RP Securities, which represent the residual interests in the Issuing REMIC and the
                                                 Pooling REMIC, respectively, may experience a highly negative after tax return.  See "Special Tax Considerations" herein.

Certain Federal Income
Tax Consequences...............................  For federal income tax purposes, elections will be made to treat the segregated pool of assets comprising the Trust as two separate real estate mortgage investment conduits (each a "REMIC," and
                                                 respectively, the "Issuing REMIC" and "Pooling REMIC").  Upon
                                                 the issuance of the Offered Securities, Hunton & Williams, counsel to the Seller, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and
                                                 Servicing Agreement, for federal income tax purposes, each of the
                                                 REMICs will qualify as a REMIC within the meaning of Sections
                                                 860A through 860G of the Internal Revenue Code of 1986 (the
                                                 "Code").  For federal income tax purposes, the Senior Securities
                                                 (other than the Residual Securities) and the Subordinate Securities will be designated as the "regular interests" in the Issuing REMIC, and the Class R and Class RP Securities will be designated as the
                                                 "residual interests" in the Issuing REMIC and the Pooling REMIC, respectively.

                                                 Because the Senior Securities (other than the Residual Securities)
                                                 and the Subordinate Securities will be considered REMIC regular interests, they will be taxable debt obligations under the Code, and interest paid or accrued on such Securities, including any original issue discount, will be taxable to the holders of such Securities in accordance with the accrual method of accounting, regardless of such Securityholder's usual method of accounting.  It is expected that the Class FXA-2, Class FXP, Class FXS, Class A-4, Class P,
                                                 and Class S Securities will be treated as having been issued with original issue discount for federal income tax purposes.  Each of the other Classes of Offered Securities bears interest at a qualified stated rate and, therefore, will be issued with original issue discount only if its stated principal amount exceeds its issue price by more than a de minimis amount.  See "Certain Federal Income
                                                 Tax Consequences-- REMIC Securities-- Original Issue
                                                 Discount" in the Prospectus.  The prepayment assumption that should be used in determining the rate of accrual of original issue discount, if any, with respect to the Offered Securities is 245% of the Basic Prepayment Assumption, as defined herein.  However, no representation is made herein as to the rate at which
                                                 prepayments actually will occur.  See "Certain Yield and
                                                 Prepayment Considerations" herein.

                                                 For federal income tax purposes, the Offered Securities generally will be treated as "regular or residual interests in a REMIC" for domestic building and loan associations and as "real estate assets"
                                                 for real estate investment trusts ("REITs"), subject to the limitations described in "Certain Federal Income Tax
                                                 Consequences" in the Prospectus.  Similarly, interest on the
                                                 Offered Securities will be considered "interest on obligations secured by mortgages on real property" for REITs, subject to the limitations described in "Certain Federal Income Tax
                                                 Consequences" in the Prospectus.

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                                                 For further information regarding the federal income tax
                                                 consequences of investing in the Offered Securities see "Certain
                                                 Federal Income Tax Consequences" in the Prospectus.

Federal Income Tax Aspects
of Residual Securities.........................  The Residual Securities generally will be treated in the same manner as the other Offered Securities for the various qualification purposes referred to above, but generally will not be treated as evidences of indebtedness for federal income tax purposes.
                                                 Instead, the Class R and Class RP Securities will be considered as representing the right to the net income or loss of the Issuing
                                                 REMIC and the Pooling REMIC, respectively.  Holders of the
                                                 Residual Securities will be required to report, and will be taxed on, their pro rata shares of such income or loss, and such requirements will continue until there are no Securities of any Class outstanding, even though such Securityholders previously may have received full payment of their stated interest and principal.  Furthermore, the taxable income of Residual Securityholders attributable to the
                                                 Residual Securities may exceed the principal and interest
                                                 distributions received by such Securityholders with respect to such
                                                 Securities during the corresponding period, which could result in a highly negative after-tax return for such Securityholders.  See
                                                 "Special Tax Considerations" herein.

                                                 The Issuing REMIC and the Pooling REMIC may generate
                                                 income, a portion of which will be treated as "excess inclusion"
                                                 income.  Such excess inclusion income (a) is taxable to a tax-
                                                 exempt Class R and Class RP Securityholder, as applicable, as unrelated business taxable income ("UBTI"), (b) in the case of foreign holders, is subject to withholding tax at a rate of 30%
                                                 (regardless of any statutory or treaty exemptions or rate reduction that otherwise would apply), and (c) generally cannot be offset by any net operating losses or current deductions of Residual
                                                 Securityholders.  Consequently, Residual Securityholders may
                                                 experience an after-tax return that is highly negative.
                                                 Furthermore, Residual Securityholders who are individuals, estates or trusts may be subject to limitations on the deductibility of administrative expenses of the Issuing REMIC or Pooling REMIC, as applicable, for purposes of determining their taxable income and alternative minimum taxable income.

                                                 Furthermore, the Treasury regulations relating to REMICs (the
                                                 "REMIC Regulations") provide that certain transfers of
                                                 noneconomic residual interests ("NERDs") and residual interests that have tax avoidance potential ("TAPRIs") will be disregarded for federal income tax purposes.  It is expected that the Class R
                                                 Securities will constitute NERDs and TAPRIs for purposes of the
                                                 REMIC Regulations on the Closing Date.  A transferor of a
                                                 Residual Security should consult with its tax advisor to determine whether the Residual Securities would be considered a NERD or a TAPRI at the time of the transfer thereof for purposes of the
                                                 REMIC Regulations.  See "Special Tax Considerations" herein.

                                                 The Class R and Class RP Securities represent the residual interest in the Issuing REMIC and Pooling REMIC, respectively, and may experience a highly negative after-tax return.  Accordingly, prospective investors are urged to consult

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                                                 their own tax advisors and consider the after-tax effect of ownership of a Residual Security and the suitability of the
                                                 Residual Securities to their investment objectives.

Restrictions on Purchase
 and Transfer of Residual
 Securities....................................  The Residual Securities are not offered for sale to tax-exempt organizations that are "disqualified organizations" as defined in
                                                 "Certain Federal Income Tax Consequences-- REMIC
                                                 Securities-- Ownership of Residual Interests by Disqualified
                                                 Organizations" in the Prospectus.  In addition, there are limitations on transfers to a Plan or Plan Investor (each as defined herein).
                                                 Finally, none of the Residual Securities nor any beneficial interest therein may be sold or otherwise transferred except upon delivery to the Trustee of the certificates, affidavits and other agreements described herein.  See "Certain Federal Income Tax
                                                 Consequences-- REMIC Securities-- Ownership of Residual
                                                 Interests by Disqualified Organizations" in the Prospectus and
                                                 "Restrictions on Purchase and Transfer of the Residual Securities"
                                                 herein.

ERISA Considerations...........................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (each of the foregoing, a "Plan") should review carefully with their legal advisors whether the purchase or holding of the
                                                 Offered Securities will result in unfavorable consequences for the
                                                 Plan or its fiduciaries under the Plan Asset Regulations (as defined in the Prospectus) or the prohibited transaction provisions of
                                                 ERISA or the Code (the "Prohibited Transaction Provisions").
                                                 Such consequences could result unless one of the exceptions in, or exemptions from, the Plan Asset Regulations and Prohibited
                                                 Transaction Provisions is applicable.  See "ERISA Considerations"
                                                 herein and in the Prospectus.

                                                 Because the Subordinate Securities are subordinated securities, they will not satisfy the requirements of certain exemptions from the
                                                 Prohibited Transaction Provisions.  As a result, the purchase or holding of any of the Subordinate Securities by a Plan, a person acting on behalf of a Plan, or any person using the assets of a Plan
                                                 (each, a "Plan Investor") may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or penalties.
                                                 Accordingly, the Subordinate Securities may not be transferred to a Plan Investor unless the Plan Investor provides the Master
                                                 Servicer and the Trustee with a Benefit Plan Opinion (as defined herein) in the Prospectus or subject to certain conditions described herein, a representation letter stating that the source of funds used to purchase any Subordinate Securities is an "insurance company general account."  Each purchaser of a Subordinate Security, by virtue of such purchaser's receipt of such Security, will be deemed to have represented that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or representation letter.
                                                 See "ERISA Considerations" herein and in the Prospectus.
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                                                 The foregoing limitations, as well as other limitations, apply to transfers of the Residual Securities to Plan Investors.  See
                                                 "Restrictions on Purchase and Transfer of the Residual Securities"
                                                 herein.

Final Scheduled
Distribution Date..............................  The "Final Scheduled Distribution Date" for distributions on each
                                                 Class of Securities will be the Distribution Date occurring in July
                                                 2027.  The Final Scheduled Distribution Date has been determined by adding one month to the maturity date of the Mortgage Loan with the latest stated maturity date.  Because the rate of distributions on the Class FX and Class II Securities will depend on the rate of payment of principal (including prepayments) on the
                                                 Mortgage Loans in the related Mortgage Loan Group, and the rate of distributions on the Subordinate Securities will depend on the rate of principal payments and prepayments on the Mortgage Pool, the actual final distribution on any Class of Offered Securities could occur significantly earlier than its Final Scheduled
                                                 Distribution Date.  The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on the interest rates prevailing from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

Ratings........................................  It is a condition to the issuance of the Offered Securities that each
                                                 Class of Class FXA Securities, other than the Class FXA-2
                                                 Securities, each Class of Residual Securities and each Class of
                                                 Class A Securities, other than the Class A-4 Securities be rated
                                                 "AAA" by the Rating Agencies, that the Strip Securities and
                                                 Principal Only Securities be rated "AAA" by DCR and "AAAr" by
                                                 S&P, that the Class B-1 Securities be rated not lower than "AA"
                                                 by DCR, that the Class B-2 Securities be rated not lower than "A"
                                                 by DCR and that the Class B-3 Securities be rated not lower than
                                                 "BBB" by DCR.  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.  A security rating does not address the frequency of principal prepayments or the corresponding effect on yield to investors.  The ratings of the Strip Securities do not address the possibility that the holders of such Securities may fail to fully recover their initial investment.  The ratings of the Residual Securities do not assess the likelihood of return to investors in the Residual Securities, except to the extent of the initial principal amount of such Class and interest thereon at the applicable Pass-Through Rate.  See
                                                 "Certain Yield and Prepayment Considerations" and "Ratings"
                                                 herein and "Yield Considerations" and "Maturity and Prepayment
                                                 Considerations" in the Prospectus.

                                                 In addition, S&P assigns the additional rating of "r" to highlight classes of securities that it believes may experience high volatility or a variability in expected returns due to noncredit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit no volatility or variability in total return.
                                                 See "Certain Yield and Prepayment Considerations" and "Ratings"
                                                 herein.

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                                                 The Seller has not requested a rating of the Offered Securities from any rating agency other than DCR and S&P.  However, there can be no assurance as to whether any other rating agency will rate the
                                                 Offered Securities, or if one does, what rating would be assigned by such rating agency.

Legal Investment...............................  The Senior Securities and the Class B-1 Securities will constitute
                                                 "mortgage related securities" for purposes of the Secondary
                                                 Mortgage Market Enhancement Act of 1984, as amended
                                                 ("SMMEA") for so long as they are rated in one of the two highest rating categories by any nationally recognized statistical ratings organization.  The Class B-2 and Class B-3 Securities will not constitute "mortgage related securities" for purposes of SMMEA.

                                                 Except as set forth above, no representations are made as to the proper characterization of any Class of Offered Securities for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase any Class of
                                                 Offered Securities under applicable legal investment restrictions.
                                                 These uncertainties may adversely affect the liquidity of the
                                                 Offered Securities.  Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any Class of Offered Securities, and, in particular, the Offered Subordinate Securities, constitute a legal investment or are subject to investment, capital or other
                                                 restrictions.  See "Legal Investment" and "ERISA Considerations"
                                                 herein and in the Prospectus.

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                                  RISK FACTORS

         In addition to the matters described elsewhere in this Prospectus Supplement and the Prospectus, prospective investors should carefully consider the following factors (as well as the factors set forth under "Risk Factors" in the Prospectus) before deciding to invest in the Offered Securities.

General

         The rate of distributions in reduction of the Scheduled Principal Balance of any Class of Offered Securities, the aggregate amount of distributions of principal and interest on any Class of Offered Securities and the yield to maturity of any Class of Offered Securities will be directly related to the rate of payments of principal on the related Mortgage Loans in the Trust (and in the case of the Strip Securities, particularly on those related Mortgage Loans with higher rates of interest or on the related Classes of Lockout Securities, as applicable), and to the amount and timing of mortgagor defaults resulting in Realized Losses. The rate of principal payments on the Mortgage Loans will in turn be affected by, among other things, the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases of Mortgage Loans as a result of defective documentation or breaches of representations and warranties, optional purchase by the Master Servicer of defaulted Mortgage Loans and optional purchase by the Master Servicer of all of the Mortgage Loans in connection with the termination of the Trust. See "Certain Yield and Prepayment Considerations," "Yield Considerations with respect to the Strip Securities and Principal Only Securities" and "Pooling and Servicing Agreement -- Termination" herein and "The Trust Agreements -- Assignment of Mortgage Assets" and "Description of the Securities -- Optional Redemption" in the Prospectus. Borrowers are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.

         The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Note Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise above the Note Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

         An investor that purchases any Offered Securities at a discount should consider the risk that a slower than anticipated rate of principal payments (including prepayments) on the related Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases any Offered Securities at a premium or that purchases any Class of Strip Securities should consider the risk that a faster than anticipated rate of principal payments (including prepayments) on the Mortgage Loans in the related Mortgage Loan Group (particularly, with respect to the Strip Securities, the Group I or Group II Premium Mortgage Loans with higher Net Rates of interest) will result in an actual yield that is lower than such investor's expected yield. See "Certain Yield and Prepayment Considerations" herein.

         The yield to maturity on the Class FXS Securities and Class S Securities will be extremely sensitive to the rate and timing of principal payments (including prepayments) on the Group I Premium Rate Mortgage Loans and Group II Premium Rate Mortgage Loans, respectively, which, in either case, may fluctuate significantly from time to time, and by other factors set forth herein. Investors in the Class FXS Securities and the Class S Securities should consider the risk that a rapid rate of principal payments on the Group I Premium Rate Mortgage Loans and Group II Premium Rate Mortgage Loans, respectively, particularly such Mortgage Loans having higher Net Rates of interest, could result in the failure of such investors to fully recoup their initial investments.

         The particular sensitivity of each Class of Strip Securities is separately displayed in a table appearing under the heading "Yield Considerations with respect to the Strip Securities and Principal Only Securities" herein. The yield to investors on the Class FXA-2 and Class A-4 Securities will be extremely sensitive to the rate and timing of principal payments on the Class FX Lockout Securities and the Class A Lockout Securities, respectively. A rapid

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rate of principal payments on the related Lockout Securities could result in the failure of investors in the Class FXA- 2 and Class A-4 Securities to fully recoup their initial investment.

         The yields to maturity on the Principal Only Securities will be extremely sensitive to the level of principal prepayments on certain of the Mortgage Loans in the related Mortgage Loan Group. Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Loans with Net Rates less than 8.00% per annum, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans. Similarly, because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Loans with Net Rates less than 7.75% per annum, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of such Mortgage Loans. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are for the most part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected principal prepayments with respect to the Strip Securities may occur at the same time as slower than expected principal prepayments with respect to the Principal Only Securities. See "Certain Yield and Prepayment Considerations" and "Yield Considerations with respect to the Strip Securities and Principal Only Securities" herein.

         The Lockout Securities will not be entitled to receive any principal payments until the Distribution Date occurring in July 2002, unless the Security Principal Balance of the other Class FXA or Class A Securities as appropriate, have been reduced to zero. Therefore, the Lockout Securities will not be entitled to receive the disproportionate allocation of principal prepayments that the other Senior Securities are entitled to receive until the Security Principal Balances of such other Senior Securities have been reduced to zero. See "Description of the Securities -- Distributions of Principal" and "Certain Yield and Prepayment Considerations" herein.

         Investors in the Senior Securities should be aware that the applicable coverages for Special Hazard Losses, Fraud Losses and Mortgagor Bankruptcy Losses cover Mortgage Loans in both Mortgage Loan Groups as long as any Subordinate Securities are outstanding. Therefore, in the event Mortgage Loans in a Mortgage Loan Group suffer a high level of such losses, it will reduce the available coverage for the Senior Securities in both Mortgage Loan Groups and therefore may cause Senior Securities relating to the other Mortgage Loan Group to suffer losses in the event any Mortgage Loan suffers such a loss after the available coverage has been exhausted.

         The Class R and Class RP Securities, which represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after tax return. See "Special Tax Considerations" herein.

Subordination

         The rights of the holders of the Subordinate Securities to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the holders of the Senior Securities and the Subordinate Securities senior thereto, all to the extent described herein under "Description of the Securities." Realized Losses on the Mortgage Loans will be allocated first to the Non-Offered Subordinate Securities in reverse numerical order, second to the Offered Subordinate Securities in reverse numerical order, and then to the Senior Securities, in each case as described herein. See "Description of the Securities -- Subordination and Allocation of Losses" herein.

Geographic Concentration of the Mortgaged Premises

         Approximately 35.12% of the Group I Mortgage Loans (by aggregate principal balance as of the Cut-off Date) and approximately 52.50% of the Group II Mortgage Loans (by aggregate principal balance as of the Cut-Off Date) are expected to be secured by Mortgaged Premises located in the state of California, including approximately 13.93% and 12.60% of the Group I Mortgage Loans located in the Los Angeles and San Francisco metropolitan areas, respectively, and approximately 25.42% and 18.08% of the Group II Mortgage Loans located in the Los Angeles and San Francisco metropolitan areas, respectively. Approximately 19.29% of all Mortgage Loans are

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located in the Los Angeles metropolitan area and approximately 15.16% of all
Mortgage Loans are located in the San Francisco metropolitan area. Approximately 9.01% of the Group I Mortgage Loans (by aggregate principal balance as of the Cut-Off Date) and approximately 5.91% of the Group II Mortgage Loans (by aggregate principal balance as of the Cut-Off Date) are expected to be secured by Mortgaged Premises located in the state of Texas. Consequently, losses and prepayments on the Mortgage Loans and resultant payments on the Offered Securities may, both generally and particularly, be affected significantly by changes in the housing markets and regional economies of, and the occurrence of natural disasters (such as earthquakes, fires, floods, and hurricanes) in, the states of California and Texas in general, and the metropolitan areas of Los Angeles and San Francisco, in particular. As used herein, "Los Angeles metropolitan area" means all or portions of the California counties of Kern, Los Angeles, Orange, Riverside, San Bernandino and Ventura, and "San Francisco metropolitan area" means all or portions of the California counties of Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano and Sonoma. No assurance can be given, however, that such definitions are comprehensive and that additional counties or portions thereof would not result in a more appropriate representation of such metropolitan area. Thus, losses and prepayments may be higher or significantly higher to the extent that more counties or portions thereof are included in such metropolitan areas or if changes in housing markets or regional economies or natural disasters affect a wider area of counties. A listing of the breakdown of the Mortgage Loans by United States postal zip codes will be included as part of the Form 8-K filed by the Seller after the Closing Date.

Recent Developments

         During the latter part of 1996 and the early part of 1997, major flooding (the "1996-1997 Floods") occurred in Ohio, Kentucky, Indiana, Arkansas and Tennessee (the "1996-1997 Flood States"). Approximately 1.76% of the aggregate principal balance of all Mortgage Loans are located in the 1996-1997 Flood States. Also, in the past several months, major flooding (the "Current Floods," and together with the 1996-1997 Floods, the "Floods") has occurred in North Dakota, South Dakota and Minnesota (the "Current Flood States"). Approximately 2.06% of the aggregate principal balance of all Mortgage Loans are located in Current Flood States. The Loan Seller has advised the Seller that, of the Mortgage Loans located in the Current Flood States, six Mortgage Loans (representing approximately 0.35% of the aggregate principal balance of all Mortgage Loans) are located in federally declared natural disaster counties in the state of Minnesota. The Loan Seller has not been notified by any of the related Borrowers that the related Mortgaged Premises has been damaged by the Floods. For additional information regarding the Loan Seller, see "The Loan Seller" herein.

Limited Recourse

         Neither the Mortgage Loans nor the Offered Securities will be guaranteed or insured by any governmental agency, the Seller, the Loan Seller, the Master Servicer, the Underwriter or any other person. Payments on the Offered Securities will be payable solely from amounts collected on or with respect to the assets of the Trust.

The Status of the Mortgage Loans in the Event of Insolvency

         The Seller believes that the transfer of the Mortgage Loans by the Loan Seller to the Seller constitutes an absolute and unconditional sale. However, in the event of the bankruptcy of the Loan Seller, a trustee in bankruptcy could attempt to recharacterize the sale of the Mortgage Loans as a borrowing secured by a pledged of the Mortgage Loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Offered Securities. If such an attempt were successful, the trustee in bankruptcy could elect to accelerate payment of the Offered Securities and liquidate the Mortgage Loans, with the holder of the Offered Securities entitled to no more than the then outstanding aggregate Security Principal Balances, if any, of such Offered Securities together with interest at the applicable rate to the date of payment. In the event of an acceleration of the Offered Securities, the holders of the Offered Securities would lose the right to future distributions of interest and might suffer reinvestment losses in a lower interest rate environment, and may fail to fully recoup their initial investments.

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                        DESCRIPTION OF THE MORTGAGE POOL

         The information set forth in the following paragraphs has been provided by the Loan Seller. Neither the Seller, the Underwriter, the Trustee, nor any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

General

         The Trust will consist primarily of a Mortgage Pool with an aggregate principal balance as of the Cut-off Date of approximately $218,066,950. The Mortgage Loans will be conventional, fixed-rate, fully-amortizing mortgage loans secured by first liens on fee simple and leasehold interests in one-to four-family residential real properties (each, a "Mortgaged Premises"). The Mortgage Loans will have original terms to maturity from the due dates of their first Monthly Payment of not more than 30 years and will have Monthly Payments due on the first day of each month. The Mortgage Pool consists of two Mortgage Loan Groups: "Group I" or the "Group I Mortgage Loans" which generally consist of Mortgage Loans underwritten pursuant to the Loan Seller's "Flex Extra Program," with an aggregate principal balance as of the Cut-off Date of approximately $116,246,989, and "Group II" or the "Group II Mortgage Loans" which generally consist of Mortgage Loans underwritten pursuant to the Loan Seller's "Gold Flex Program," with an aggregate principal balance as of the Cut-off Date of approximately $101,819,960. All of the Mortgage Loans were originated by the Loan Seller in accordance with the underwriting criteria under its Flex Series Program, as described herein under "-- Underwriting Standards."

         The Mortgage Loans will be acquired by FASI from North American Mortgage Company, in its capacity as Loan Seller, on or prior to the Closing Date (the "Loan Sale Agreement"). The Loan Seller will make certain representations and warranties regarding the Mortgage Loans on and as of the Closing Date in the Pooling and Servicing Agreement. The Loan Sale Agreement will not be assigned to the Trustee. Therefore, the only recourse the Trustee, on behalf of the Securityholders, will have with respect to the Mortgage Loans will be to the representations and warranties regarding the Mortgage Loans made by the Loan Seller under the Pooling and Servicing Agreement.

         None of the Mortgage Loans were thirty days or more delinquent in their Monthly Payments as of the Cutoff Date. Prospective investors in the Offered Securities should be aware, however, that approximately 35.42% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) have their first Monthly Payments due in July 1997 and only approximately 1.11% of the Mortgage Loans had a first Monthly Payment due on or before April 1, 1997. All of the Mortgage Loans had their first Monthly Payments due on or after February 1, 1994. In addition to the foregoing, none of the Mortgage Loans will have been thirty days or more delinquent in its Monthly Payments more than once during the twelve months preceding the Closing Date. As of the Cut-off Date, none of the Mortgage Loans will have been sixty days or more delinquent in its Monthly Payments within the 12 months preceding the Closing Date, except for one Mortgage Loan with an aggregate Cut-off Date balance of $132,958 which has been sixty or more days delinquent once within the 12 months preceding the Closing Date.

         Each Mortgage Loan will contain a customary "due-on-sale" clause. Pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer will be entitled to all late payment charges received on the Mortgage Loans as additional servicing compensation and such amounts will not be available for distribution on the Securities.

         Pursuant to its terms, each Mortgage Loan is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the original principal loan amount or the replacement value of the improvements on the Mortgaged Premises. In addition, 21.57% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) will be covered by a primary mortgage insurance policy. See "The Trusts -- Mortgage Insurance on the Mortgage Loans" in the Prospectus.

         The Mortgage Loans will have the following approximate characteristics as of the Cut-off Date:

                                                      Group I                Group II                   All
                                                  Mortgage Loans          Mortgage Loans          Mortgage Loans
Number of Mortgage Loans.....................           833                     382                     1215
Aggregate Principal Balance..................      $116,246,989            $101,819,960             $218,066,950
Note Rates:

      Weighted Average.......................         8.877%                  8.171%                   8.547%
      Range..................................      6.375-10.125%           7.125-9.250%             6.375-10.125%
Weighted Average Remaining

Term to Maturity (in months).................           358                     359                      358


         The Mortgage Loans will have the following approximate characteristics as of the Cut-off Date (expressed as a percentage of the aggregate principal balance of the Mortgage Loans having such characteristics relative to the aggregate principal balance of all of the Mortgage Loans, or all of the Mortgage Loans in the related Mortgage Loan Group, as applicable, provided, that the sum of the percentages in certain of the following paragraphs may not equal 100% due to rounding).

         Each Mortgage Loan will have been originated by the Loan Seller on or before December 20, 1993. None of the Mortgage Loans had a first Monthly Payment due prior to February 1, 1994, and the latest maturity date of any of the Mortgage Loans is June 1, 2027. The latest maturity date of any of the Group I Mortgage Loans is June 1, 2027 and the latest maturity date of any of the Group II Mortgage Loans is June 1, 2027.

         The Mortgage Loans will each have a principal balance of not less than $39,977 or more than $1,399,274, and the Mortgage Loans will have an average principal balance of approximately $179,479. The Group I Mortgage Loans will each have a principal balance of not less than $39,977 or more than $1,399,274 and the Group I Mortgage Loans will have an average principal balance of approximately $139,552. The Group II Mortgage Loans will each have a principal balance of not less than $80,000 or more than $650,000, and the Group II Mortgage Loans will have an average principal balance of approximately $266,544.

         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will be approximately 77.61%, no Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 95.00% and no Mortgage Loan will have a combined Loan-to-Value Ratio at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The weighted average Loan-to-Value Ratio at origination of the Group I Mortgage Loans will be approximately 76.25%, no Group I Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 95.00% and no Group I Mortgage Loan will have a combined Loan- to-Value Ratio (a "CLTV") at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The weighted average Loan-to-Value Ratio at origination of the Group II Mortgage Loans will be approximately 79.17%, no Group II Mortgage Loan will have a Loan-to-Value Ratio at origination exceeding 95.00% and no Group II Mortgage Loan will have a CLTV at origination, including any then-existing second mortgage subordinate to the lien of the Mortgage, in excess of 95.00%. The "Loan-to-Value Ratio at origination" of any Mortgage Loan represents the ratio of the principal amount of the Mortgage Loan outstanding at origination of such Mortgage Loan divided by (a) in the case of a purchase, the lesser of the original selling price of the related Mortgaged Premises and its appraised value at the time of such purchase or (b) in the case of a refinance, the appraised value of the related Mortgaged Premises at the time of such refinance. All of the Mortgage Loans with Loan-to-Value Ratios greater than 80% at the time of origination will be covered by a Primary Mortgage Insurance Policy. The CLTV of any Mortgage Loan represents the ratio of (A) the sum of (i) the principal amount of the Mortgage Loan outstanding at origination of such Mortgage Loan plus (ii) the principal amount of the second lien financing of the related Mortgaged Premises outstanding at the origination of such Mortgage Loan divided by (B) (i) in the case of a purchase, the lesser of the original selling price of the related Mortgage Premises and its appraised value at the time of such purchase or (ii) in the case of a refinance, the appraised value of the related Mortgaged Premises at the time of such refinance.

         At origination, approximately 124 Mortgage Loans (representing approximately 14.95% of the aggregate principal balance of the Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage, approximately 54 Group I Mortgage Loans (representing approximately 11.76% of the aggregate principal balance of the Group I Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage, and approximately 70 Group II Mortgage Loans (representing approximately 18.58% of the aggregate principal balance of the Group II Mortgage Loans) were secured by a Mortgaged Premises that was subject to a then-existing lien subordinate to that of the related Mortgage.

         With respect to approximately 755 Mortgage Loans (representing approximately 64.35% of the aggregate principal balance of the Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 200 of the Mortgage Loans (representing approximately 19.10% of the aggregate principal balance of the Mortgage Loans) were rate and term refinancings and approximately 260 of the Mortgage Loans (representing approximately 16.55% of the aggregate principal balance of the Mortgage Loans) were equity take-out refinancings. With respect to approximately 467 Group I Mortgage Loans (representing approximately 55.31% of the aggregate principal balance of the Group I Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 127 of the Group I Mortgage Loans (representing approximately 18.25% of the aggregate principal balance of the Group I Mortgage Loans) were rate and term refinancings and approximately 239 of the Group I Mortgage Loans (representing approximately 26.44% of the aggregate principal balance of the Group I Mortgage Loans) were equity take-out refinancings. With respect to approximately 288 Group II Mortgage Loans (representing approximately 74.68% of the aggregate principal balance of the Group II Mortgage Loans), the proceeds were used to purchase the related Mortgaged Premises. Approximately 73 of the Group II Mortgage Loans (representing approximately 20.06% of the aggregate principal balance of the Group II Mortgage Loans) were rate and term refinancings and approximately 21 of the Group II Mortgage Loans (representing approximately 5.26% of the aggregate principal balance of the Group II Mortgage Loans) were equity take-out refinancings.

         The tables below set forth certain characteristics of the Mortgage Pool and the Mortgage Loan Groups as of the Cut-off Date, including the number, aggregate principal balance and percentage of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date of such Mortgage Loans relative to the aggregate principal balance of all of the Mortgage Loans or of all Mortgage Loans in the related Mortgage Loan Group, as applicable). As used herein, "principal balance" with respect to the Mortgage Loans refers to the "Scheduled Principal Balance" (as defined in the Prospectus) of the referenced Mortgage Loans. The sum of the amounts and the percentages in the table below may not equal the totals due to rounding.

                      LOAN-TO-VALUE RATIOS AT ORIGINATION
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                     Number                   Aggregate               Mortgage Loans by
Loan-to-Value Ratios at                           of Mortgage                 Principal              Aggregate Principal
Origination (%)                                      Loans                     Balance                     Balance
60.00 or less............................               92                 $14,186,195                      6.51%
60.01-65.00..............................               51                  10,857,670                       4.98
65.01-70.00..............................               84                  18,608,434                       8.53
70.01-75.00..............................              223                  34,319,536                      15.74
75.01-80.00..............................              502                  93,056,903                      42.67
80.01-85.00..............................               13                   2,545,259                       1.17
85.01-90.00..............................              187                  30,420,511                      13.95
90.01-95.00..............................               63                  14,072,442                       6.45
                                                    ------
         Total...........................            1,215                $218,066,950                       100%
                                                     =====                 ===========                   =======

---------------
(1) As of the Cut-Off Date, the weighted average Loan-to-Value-Ratio at origination of all Mortgage Loans is expected to be approximately 77.61%.

                                   NOTE RATES
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                    Aggregate               Mortgage Loans by
                                                  of Mortgage                 Principal              Aggregate Principal
             Note Rates (%)                          Loans                     Balance                     Balance
6.251-6.500..............................                1                      $84,414                       0.04%
7.001-7.250..............................                2                      566,452                       0.26
7.251-7.500..............................                8                    2,295,339                       1.05
7.501-7.750..............................               28                    8,010,665                       3.67
7.751-8.000..............................              122                   33,325,234                      15.28
8.001-8.250..............................              145                   37,397,666                      17.15
8.251-8.500..............................              178                   37,780,353                      17.33
8.501-8.750..............................              175                   30,810,873                      14.13
8.751-9.000..............................              212                   27,918,478                      12.80
9.001-9.250..............................              159                   20,525,135                       9.41
9.251-9.500..............................              126                   14,562,325                       6.68
9.501-9.750..............................               41                    3,385,338                       1.55
9.751-10.000.............................               16                    1,322,145                       0.61
10.001-10.250............................                2                       82,532                       0.04
                                                   -------                -------------                    -------
         Total...........................            1,215                 $218,066,950                    100.00%
                                                     =====                  ===========                    ======

---------------

(1) As of the Cut-off Date, the weighted average Note Rate of all the Mortgage Loans is expected to be approximately 8.547%.

                            GEOGRAPHIC DISTRIBUTION
                            OF ALL MORTGAGE LOANS(1)

                                                                                                         Percentage of
                                                     Number                    Aggregate               Mortgage Loans by
                                                  of Mortgage                  Principal              Aggregate Principal
                Location                             Loans                      Balance                     Balance
Arizona..................................               54                    $6,731,529                      3.09%
California(2)............................              384                    94,279,189                      43.23
Colorado.................................               45                     8,352,440                       3.83
Connecticut..............................                4                       460,465                       0.21
District of Columbia.....................                3                       538,743                       0.25
Florida..................................               69                     8,219,883                       3.77
Georgia..................................               15                     1,737,725                       0.80
Hawaii...................................               18                     6,045,484                       2.77
Idaho....................................               20                     2,480,691                       1.14
Illinois.................................               32                     5,425,914                       2.49
Indiana..................................                8                       669,728                       0.31
Kansas...................................                4                       358,859                       0.16
Kentucky.................................                4                       431,609                       0.20
Louisiana................................               20                     2,581,769                       1.18
Maine....................................                1                        68,565                       0.03
Maryland.................................               15                     3,403,952                       1.56
Massachusetts............................               59                     8,880,628                       4.07
Michigan.................................               42                     4,179,237                       1.92
Minnesota................................               32                     4,381,050                       2.01
Mississippi..............................                3                       166,509                       0.08
Missouri.................................                9                       987,576                       0.45
Montana..................................                3                       331,826                       0.15
Nevada...................................               39                     7,773,294                       3.56
New Hampshire............................                4                       717,544                       0.33
New Jersey...............................               10                     2,077,113                       0.95
New Mexico...............................               30                     4,264,390                       1.96
New York.................................                4                       866,472                       0.40
North Carolina...........................                4                       297,346                       0.14
North Dakota.............................                1                        53,300                       0.02
Ohio.....................................               15                     1,566,982                       0.72
Oklahoma.................................                1                        43,977                       0.02
Oregon...................................               37                     5,349,647                       2.45
Pennsylvania.............................               23                     3,426,436                       1.57
Rhode Island.............................               11                       723,024                       0.33
South Carolina...........................                4                       346,158                       0.16
South Dakota.............................                1                        64,317                       0.03
Tennessee................................                5                     1,174,007                       0.54
Texas....................................              115                    16,490,639                       7.56
Utah.....................................               11                     1,876,346                       0.86
Vermont..................................                2                       350,016                       0.16
Virginia.................................               27                     5,292,894                       2.43
Washington...............................               23                     4,216,669                       1.93
West Virginia............................                1                       122,900                       0.06
Wisconsin................................                2                       158,158                       0.07
Wyoming..................................                1                       101,950                       0.05
                                                   -------                 -------------                    -------
Total....................................            1,215                  $218,066,950                    100.00%
                                                     =====                   ===========                    ======

---------------
(1) No more than 0.83% of the Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 0.72% of the Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 19.29% and 15.16%, respectively, of the Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Occupancy Type                                     Loans                      Balance                      Balance
Owner Occupied..........................              809                   $179,123,287                   82.14%
Second Home.............................               34                      4,655,782                     2.14
Investor................................              372                     34,287,881                    15.72
                                                   ------                   ------------                  -------
         Total..........................            1,215                   $218,066,950                  100.00%
                                                    =====                    ===========                  ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.



                        DOCUMENTATION FOR MORTGAGE LOANS
                            OF ALL MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Type of Program                                    Loans                      Balance                      Balance
Alternate...............................             286                    $59,563,172                   27.31%
Full....................................             497                     97,871,974                    44.88
Limited.................................             240                     36,360,698                    16.67
No Ratio...............................              192                     24,271,105                    11.13
                                                  ------                    -----------                  -------
         Total..........................           1,215                   $218,066,950                  100.00%
                                                   =====                    ===========                  ======

-------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.



                           TYPE OF MORTGAGED PREMISES
                             OF ALL MORTGAGE LOANS

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
                                                 of Mortgage                 Principal               Aggregate Principal
Property Type                                       Loans                     Balance                      Balance
Two-Family...............................             68                     $7,101,889                    3.26%
Three-Family.............................             36                      3,431,946                     1.57
Four-Family..............................             42                      5,656,206                     2.59
Condominium..............................             60                      8,036,282                     3.69
Deminimus PUD............................            196                     41,675,006                    19.11
Planned Unit Development (PUD)...........             11                      1,711,269                     0.78
Single Family............................            802                    150,454,352                    68.99
                                                   -----                    -----------                   ------
         Total...........................          1,215                   $218,066,950                  100.00%
                                                   =====                    ===========                  ======

                           CURRENT PRINCIPAL BALANCES
                            OF ALL MORTGAGE LOANS(1)



                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current                                 of Mortgage                 Principal               Aggregate Principal
Principal Balances ($)                              Loans                     Balance                      Balance
0.01-100,000.............................              415                    $29,396,873                   13.48%
100,000.01-150,000.......................              226                     27,650,964                    12.68
150,000.01-200,000.......................               84                     14,266,731                     6.54
200,000.01-250,000.......................              172                     39,491,027                    18.11
250,000.01-300,000.......................              152                     41,848,051                    19.19
300,000.01-350,000.......................               70                     22,604,142                    10.37
350,000.01-400,000.......................               44                     16,425,998                     7.53
400,000.01-450,000.......................               21                      8,890,285                     4.08
450,000.01-500,000.......................               15                      7,151,234                     3.28
500,000.01-550,000.......................                4                      2,109,678                     0.97
550,000.01-600,000.......................                3                      1,691,138                     0.78
600,000.01-650,000.......................                7                      4,469,932                     2.05
650,000.01-700,000.......................                1                        671,623                     0.31
Over 1,000,000.00........................                1                      1,399,274                     0.64
                                                   -------                   ------------                  -------
         Total...........................            1,215                   $218,066,950                  100.00%
                                                     =====                    ===========                  ======

-----------------
(1) As of the Cut-off Date, the average current aggregate principal balance is expected to be approximately $179,479.


                       REMAINING TERM TO STATED MATURITY
                            OF ALL MORTGAGE LOANS(1)


                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
139......................................                1                    $241,131                     0.11%
174......................................                2                     206,359                     0.09
239......................................                2                     348,462                     0.16
240......................................                2                     325,650                     0.15
299......................................                1                     243,759                     0.11
320......................................                1                      84,414                     0.04
333......................................                1                     198,814                     0.09
339......................................                1                      79,998                     0.04
343......................................                1                      40,868                     0.02
351......................................                2                     441,503                     0.20
352......................................                1                     112,254                     0.05
353......................................                1                     215,040                     0.10
354......................................                1                     565,523                     0.26
355......................................                1                     132,958                     0.06
356......................................                1                      95,005                     0.04
358......................................              234                  40,309,354                    18.48
359......................................              519                  97,510,163                    44.72
360......................................              443                  76,915,695                    35.27
                                                     -----                 -----------                   ------
         Total...........................            1,215                $218,066,950                  100.00%
                                                     =====                 ===========                  ======

-----------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of all Mortgage Loans is expected to be approximately 358 months.

                     LOAN-TO-VALUE RATIOS AT ORIGINATION OF
                         THE GROUP I MORTGAGE LOANS(1)


                                                                                                        Percentage of
                                                     Number                   Aggregate               Mortgage Loans by
Loan-to-Value Ratios at                           of Mortgage                 Principal              Aggregate Principal
Origination (%)                                      Loans                     Balance                     Balance
60.00 or less............................              66                     $7,104,560                    6.11%
60.01-65.00..............................              40                      7,778,054                     6.69
65.01-70.00..............................              56                      9,967,096                     8.57
70.01-75.00..............................             193                     25,407,069                    21.86
75.01-80.00..............................             340                     49,509,743                    42.59
80.01-85.00..............................               7                      1,114,679                     0.96
85.01-90.00..............................             119                     12,865,302                    11.07
90.01-95.00..............................              12                      2,500,486                     2.15
                                                     ----                   ------------                  -------
         Total...........................             833                   $116,246,989                  100.00%
                                                      ===                    ===========                  ======

-----------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group I Mortgage Loans is expected to be 76.25%.

                                 NOTE RATES OF
                         THE GROUP I MORTGAGE LOANS(1)


                                                                                                          Percentage of
                                                     Number                     Aggregate               Mortgage Loans by
                                                   of Mortgage                  Principal              Aggregate Principal
Note Rates (%)                                        Loans                      Balance                     Balance
6.251-6.500..............................                 1                       $84,414                      0.07%
7.251-7.500..............................                 1                       241,131                      0.21
7.501-7.750..............................                 2                       370,051                      0.32
7.751-8.000..............................                12                     1,837,520                      1.58
8.001-8.250..............................                35                     7,486,962                      6.44
8.251-8.500..............................                99                    18,383,022                     15.81
8.501-8.750..............................               146                    23,832,125                     20.50
8.751-9.000..............................               198                    25,122,347                     21.61
9.001-9.250..............................               154                    19,537,074                     16.81
9.251-9.500..............................               126                    14,562,325                     12.53
9.501-9.750..............................                41                     3,385,338                      2.91
9.751-10.000.............................                16                     1,322,145                      1.14
10.001-10.250............................                 2                        82,532                      0.07
                                                       ----                 -------------                   -------
         Total...........................               833                  $116,246,989                   100.00%
                                                        ===                   ===========                   ======

-----------------

(1) As of the Cut-off Date, the weighted average Note Rate of the Group I Mortgage Loans is approximately 8.877%.

                           GEOGRAPHIC DISTRIBUTION OF
                         THE GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                      Number of              Aggregate                Mortgage Loans by
                                                       Mortgage              Principal               Aggregate Principal
                    Location                            Loans                 Balance                      Balance
Arizona.........................................          40               $3,883,151                        3.34%
California(2)...................................         194               40,826,535                       35.12
Colorado........................................          31                4,448,990                        3.83
Connecticut.....................................           3                  216,707                        0.19
District of Columbia............................           2                  272,113                        0.23
Florida.........................................          56                5,321,103                        4.58
Georgia.........................................          14                1,605,805                        1.38
Hawaii..........................................          11                3,477,615                        2.99
Idaho...........................................          16                1,624,239                        1.40
Illinois........................................          29                4,566,727                        3.93
Indiana.........................................           8                  669,728                        0.58
Kansas..........................................           4                  358,859                        0.31
Kentucky........................................           4                  431,609                        0.37
Louisiana.......................................          18                2,112,373                        1.82
Maine...........................................           1                   68,565                        0.06
Maryland........................................          10                1,959,923                        1.69
Massachusetts...................................          41                4,360,317                        3.75
Michigan........................................          38                3,056,603                        2.63
Minnesota.......................................          28                3,282,666                        2.82
Mississippi.....................................           3                  166,509                        0.14
Missouri........................................           8                  764,958                        0.66
Montana.........................................           3                  331,826                        0.29
Nevada..........................................          30                5,390,753                        4.64
New Hampshire...................................           2                  144,951                        0.12
New Jersey......................................           4                  417,882                        0.36
New Mexico......................................          20                2,192,479                        1.89
New York........................................           3                  566,694                        0.49
North Carolina..................................           4                  297,346                        0.26
North Dakota....................................           1                   53,300                        0.05
Ohio............................................          14                1,307,147                        1.12
Oklahoma........................................           1                   43,977                        0.04
Oregon..........................................          29                3,595,606                        3.09
Pennsylvania....................................          18                1,991,489                        1.71
Rhode Island....................................          11                  723,024                        0.62
South Carolina..................................           4                  346,158                        0.30
South Dakota....................................           1                   64,317                        0.06
Tennessee.......................................           1                  123,900                        0.11
Texas...........................................          89               10,471,467                        9.01
Utah............................................           8                1,010,785                        0.87
Vermont.........................................           2                  350,016                        0.30
Virginia........................................           9                  915,766                        0.79
Washington......................................          16                2,050,000                        1.76
West Virginia...................................           1                  122,900                        0.11
Wisconsin.......................................           2                  158,158                        0.14
Wyoming.........................................           1                  101,950                        0.09
                                                        ----            -------------                     -------
Total...........................................         833             $116,246,989                     100.00%
                                                         ===              ===========                     ======

-----------------
(1) No more than 1.20% of the Group I Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 1.00% of the Group I Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 13.93% and 12.60%, respectively, of the Group I Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                         FOR GROUP I MORTGAGE LOANS(1)


                                                                                                      Percentage of
                                                 Number                  Aggregate                  Mortgage Loans by
                                               of Mortgage               Principal                 Aggregate Principal
Occupancy Type                                    Loans                   Balance                        Balance
Owner Occupied..........................          444                  $79,707,124                         68.57%
Second Home.............................           31                    4,027,147                          3.46
Investor................................          358                   32,512,718                         27.97
                                                 ----                 ------------                       -------
         Total..........................          833                 $116,246,989                       100.00%
                                                  ===                  ===========                       ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.

                        DOCUMENTATION FOR MORTGAGE LOANS
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                   Number                    Aggregate                Mortgage Loans by
                                                of Mortgage                  Principal               Aggregate Principal
Type of Program                                    Loans                      Balance                      Balance
Full....................................             284                    $40,879,153                   35.17%
Alternate...............................             135                     19,091,421                    16.42
Limited.................................             222                     32,005,309                    27.53
No Ratio................................             192                     24,271,105                    20.88
                                                    ----                   ------------                  -------
         Total..........................             833                   $116,246,989                  100.00%
                                                     ===                    ===========                  ======

------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.



                           TYPE OF MORTGAGED PREMISES
                           FOR GROUP I MORTGAGE LOANS

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
                                                 of Mortgage                 Principal               Aggregate Principal
Property Type                                       Loans                     Balance                      Balance
Two-family...............................             65                    $6,135,978                     5.28%
Three-family.............................             35                     3,283,541                     2.82
Four-family..............................             42                     5,656,206                     4.87
Condominium..............................             49                     5,573,843                     4.79
Deminimus PUD............................            102                    17,497,456                    15.05
Planned Unit Development (PUD)...........              8                       950,932                     0.82
Single Family............................            532                    77,149,033                    66.37
                                                     ---                  ------------                  -------
         Total...........................            833                  $116,246,989                  100.00%
                                                     ===                   ===========                  ======

                           CURRENT PRINCIPAL BALANCES
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current                                 of Mortgage                 Principal               Aggregate Principal
Principal Balances ($)                              Loans                     Balance                      Balance

0.01-100,000.............................            405                   $28,514,813                    24.53%
100,000.01-150,000.......................            197                    23,973,141                    20.62
150,000.01-200,000.......................             67                    11,351,439                     9.76
200,000.01-250,000.......................             51                    11,412,727                     9.82
250,000.01-300,000.......................             45                    12,435,475                    10.70
300,000.01-350,000.......................             22                     7,070,501                     6.08
350,000.01-400,000.......................             20                     7,473,915                     6.43
400,000.01-450,000.......................              9                     3,791,082                     3.26
450,000.01-500,000.......................              5                     2,383,708                     2.05
500,000.01-550,000.......................              4                     2,109,678                     1.81
550,000.01-600,000.......................              2                     1,125,615                     0.97
600,000.01-650,000.......................              4                     2,533,997                     2.18
650,000.01-700,000.......................              1                       671,623                     0.58
Over 1,000,000.00........................              1                     1,399,274                     1.20
                                                    ----                  ------------                  -------
         Total...........................            833                  $116,246,989                  100.00%
                                                     ===                   ===========                  ======

-----------------
(1) As of the Cut-off Date, the average current aggregate principal balance of the Group I Mortgage Loans is expected to be approximately $139,552.



                       REMAINING TERM TO STATED MATURITY
                         FOR GROUP I MORTGAGE LOANS(1)

                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
139......................................                1                      $241,131                     0.21%
174......................................                2                       206,359                     0.18
239......................................                1                       248,609                     0.21
240......................................                1                        78,750                     0.07
320......................................                1                        84,414                     0.07
333......................................                1                       198,814                     0.17
339......................................                1                        79,998                     0.07
343......................................                1                        40,868                     0.04
351......................................                2                       441,503                     0.38
352......................................                1                       112,254                     0.10
355......................................                1                       132,958                     0.11
356......................................                1                        95,005                     0.08
358......................................              163                    20,330,912                    17.49
359......................................              342                    50,861,319                    43.75
360......................................              314                    43,094,095                    37.07
                                                       ---                  ------------                  -------
         Total...........................              833                  $116,246,989                  100.00%
                                                       ===                   ===========                  ======

-----------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group I Mortgage Loans is expected to be approximately 358 months.

                     LOAN-TO-VALUE RATIOS AT ORIGINATION OF
                         THE GROUP II MORTGAGE LOANS(1)

                                                                                                         Percentage of
                                                        Number                  Aggregate              Mortgage Loans by
                                                      of Mortgage               Principal             Aggregate Principal
Loan-to-Value Ratios at Origination (%)                  Loans                   Balance                    Balance
60.00 or less..................................           26                   $7,081,635                      6.96%
60.01-65.00....................................           11                    3,079,616                      3.02
65.01-70.00....................................           28                    8,641,338                      8.49
70.01-75.00....................................           30                    8,912,467                      8.75
75.01-80.00....................................          162                   43,547,160                     42.77
80.01-85.00....................................            6                    1,430,580                      1.41
85.01-90.00....................................           68                   17,555,209                     17.24
90.01-95.00....................................           51                   11,571,956                     11.37
                                                        ----
         Total.................................          382                 $101,819,960                   100.00%
                                                         ===                  ===========                   ======

-----------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group II Mortgage Loans is expected to be 79.17%.



                                 NOTE RATES OF
                        THE GROUP II MORTGAGE LOANS (1)

                                                                                                          Percentage of
                                                     Number                     Aggregate               Mortgage Loans by
                                                   of Mortgage                  Principal              Aggregate Principal
Note Rates (%)                                        Loans                      Balance                     Balance
7.001-7.250..............................                  2                     $566,452                     0.56%
7.251-7.500..............................                  7                    2,054,208                      2.02
7.501-7.750..............................                 26                    7,640,614                      7.50
7.751-8.000..............................                110                   31,487,714                     30.92
8.001-8.250..............................                110                   29,910,703                     29.38
8.251-8.500..............................                 79                   19,397,331                     19.05
8.501-8.750..............................                 29                    6,978,748                      6.85
8.751-9.000..............................                 14                    2,796,130                      2.75
9.001-9.250..............................                  5                      988,061                      0.97
                                                        ----                 ------------                   -------
         Total...........................                382                 $101,819,960                   100.00%
                                                         ===                  ===========                   ======

-----------------
(1) As of the Cut-Off Date, the weighted average Note Rate of the Group II Mortgage Loans is expected to be 8.171%.

                           GEOGRAPHIC DISTRIBUTION OF
                         THE GROUP II MORTGAGE LOANS(1)

                                                                                                       Percentage of
                                                          Number of            Aggregate             Mortgage Loans by
                                                           Mortgage            Principal            Aggregate Principal
                      Location                              Loans               Balance                   Balance
Arizona.............................................         14                $2,848,378                     2.80%
California(2).......................................        190                53,452,653                    52.50
Colorado............................................         14                 3,903,450                     3.83
Connecticut.........................................          1                   243,759                     0.24
District of Columbia................................          1                   266,630                     0.26
Florida.............................................         13                 2,898,781                     2.85
Georgia.............................................          1                   131,920                     0.13
Hawaii..............................................          7                 2,567,868                     2.52
Idaho...............................................          4                   856,452                     0.84
Illinois............................................          3                   859,186                     0.84
Louisiana...........................................          2                   469,396                     0.46
Maryland............................................          5                 1,444,028                     1.42
Massachusetts.......................................         18                 4,520,311                     4.44
Michigan............................................          4                 1,122,634                     1.10
Minnesota...........................................          4                 1,098,384                     1.08
Missouri............................................          1                   222,618                     0.22
New Hampshire.......................................          2                   572,593                     0.56
New Jersey..........................................          6                 1,659,232                     1.63
New Mexico..........................................         10                 2,071,911                     2.03
Nevada..............................................          9                 2,382,541                     2.34
New York............................................          1                   299,777                     0.29
Ohio................................................          1                   259,834                     0.26
Oregon..............................................          8                 1,754,041                     1.72
Pennsylvania........................................          5                 1,434,947                     1.41
Tennessee...........................................          4                 1,050,107                     1.03
Texas...............................................         26                 6,019,172                     5.91
Utah................................................          3                   865,562                     0.85
Virginia............................................         18                 4,377,128                     4.30
Washington..........................................          7                 2,166,669                     2.13
                                                           ----              ------------                  -------
Total...............................................        382              $101,819,960                  100.00%
                                                            ===               ===========                  ======

-----------------
(1) No more than 1.48% of the Group II Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area in California and no more than 1.20% of the Group II Mortgage Loans will be secured by Mortgaged Premises located in any one zip code area outside of California.

(2) Approximately 25.42% and 18.08%, respectively, of the Group II Mortgage Loans will be secured by Mortgaged Premises located in the Los Angeles and San Francisco metropolitan areas. See "Risk Factors -- Geographic Concentration of the Mortgaged Premises" herein for a description of the areas comprising the Los Angeles and San Francisco metropolitan areas.

                                OCCUPANCY TYPES
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                      Percentage of
                                                 Number                  Aggregate                  Mortgage Loans by
                                               of Mortgage               Principal                 Aggregate Principal
Occupancy Type                                    Loans                   Balance                        Balance
Owner Occupied..........................           365                  $99,416,163                         97.64%
Second Home.............................             3                      628,635                          0.62
Investor................................            14                    1,775,162                          1.74
                                                  ----                 ------------                       -------
         Total..........................           382                 $101,819,960                       100.00%
                                                   ===                  ===========                       ======

-----------------
(1) Based upon representations of the related Borrower at the time of origination.



                        DOCUMENTATION FOR MORTGAGE LOANS
                         FOR GROUP II MORTGAGE LOANS(1)

                                                                                                       Percentage of
                                                 Number                   Aggregate                  Mortgage Loans by
                                               of Mortgage                Principal                 Aggregate Principal
Type of Program                                   Loans                    Balance                        Balance
Full....................................          213                    $56,992,821                       55.97%
Alternate...............................          151                     40,471,751                       39.75
Limited.................................           18                      4,355,389                        4.28
                                                 ----                    -----------                     -------
         Total..........................          382                   $101,819,960                     100.00%
                                                  ===                    ===========                     ======

------------------
(1) For information relating to the Loan Seller's underwriting programs see "-- Underwriting Standards" herein.



                           TYPE OF MORTGAGED PREMISES
                          FOR GROUP II MORTGAGE LOANS


                                                                                                        Percentage of
                                                      Number                   Aggregate              Mortgage Loans by
                                                    of Mortgage                Principal             Aggregate Principal
Property Type                                          Loans                    Balance                    Balance
Two-family..................................              3                     965,910                     0.95%
Three-family................................              1                     148,405                     0.15
Condominium.................................             11                   2,462,438                     2.42
Deminimus PUD...............................             94                  24,177,550                    23.75
Planned Unit Development (PUD)..............              3                     760,337                     0.75
Single Family...............................            270                  73,305,319                    72.00
                                                       ----                ------------                 --------
         Total..............................            382                $101,819,960                  100.00%
                                                        ===                 ===========                  =======


                           CURRENT PRINCIPAL BALANCES
                         FOR GROUP II MORTGAGE LOANS(1)


                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Range of Current Aggregate                       of Mortgage                 Principal               Aggregate Principal
Principal Balances ($)                              Loans                     Balance                      Balance
0.01-100,000.............................              10                        $882,060                   0.87%
100,000.01-150,000.......................              29                       3,677,823                   3.61
150,000.01-200,000.......................              17                       2,915,291                   2.86
200,000.01-250,000.......................             121                      28,078,300                  27.58
250,000.01-300,000.......................             107                      29,412,576                  28.89
300,000.01-350,000.......................              48                      15,533,641                  15.26
350,000.01-400,000.......................              24                       8,952,083                   8.79
400,000.01-450,000.......................              12                       5,099,202                   5.01
450,000.01-500,000.......................              10                       4,767,526                   4.68
550,000.01-600,000.......................               1                         565,523                   0.56
600,000.01-650,000.......................               3                       1,935,935                   1.90
                                                     ----                    ------------                -------
         Total...........................             382                    $101,819,960                100.00%
                                                      ===                     ===========                =======

-----------------

(1) As of the Cut-off Date, the average current aggregate principal balance of the Group II Mortgage Loan is expected to be approximately $266,544.

                       REMAINING TERM TO STATED MATURITY
                         FOR GROUP II MORTGAGE LOANS(1)



                                                                                                        Percentage of
                                                    Number                   Aggregate                Mortgage Loans by
Remaining Stated                                 of Mortgage                 Principal               Aggregate Principal
Term (Months)                                       Loans                     Balance                      Balance
239......................................              1                       $99,853                     0.10%
240......................................              1                       246,900                     0.24
299......................................              1                       243,759                     0.24
353......................................              1                       215,040                     0.21
354......................................              1                       565,523                     0.56
358......................................             71                    19,978,442                    19.62
359......................................            177                    46,648,844                    45.82
360......................................            129                    33,821,600                    33.22
                                                    ----                   -----------                  -------
         Total...........................            382                  $101,819,960                  100.00%
                                                     ===                   ===========                  ======

-----------------

(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Group II Mortgage Loans is expected to be approximately 359 months.

Underwriting Standards

         General. The underwriting guidelines utilized in the "Flex Series Program," as developed by the Loan Seller, are intended to assess the borrower's ability and willingness to repay the mortgage loan obligation and to assess the adequacy of the mortgaged property as collateral for the mortgage loan. The underwriting guidelines utilized in the Flex Series Program are generally less restrictive than the standards set forth by FHLMC and FNMA, particularly with respect to loan-to-value ratios, borrower income, required documentation, borrower occupancy of the mortgaged property and/or property types. The Flex Series Program is designed to meet the needs of borrowers with good credit. The Flex Series Program consists of two mortgage loan programs. Each program has different loan amounts, reserve requirements, debt service-to-income ratios and Loan-to-Value Ratio restrictions. The "Gold Flex Program" is more restrictive with less credit risk than the "Flex Extra Program." The Flex Extra Program offers higher loan amounts, investor properties to 90% Loan-to-Value Ratios and expanded underwriting guidelines. The Flex Extra Program allows for less restrictive standards with certain compensating or offsetting factors such as a lower Loan-to-Value Ratio, greater liquid assets, job stability and in the case of refinance mortgage loans, length of time owning the mortgaged property. The philosophy of the Flex Series Program is that no single borrower characteristic should automatically determine whether an application for a mortgage loan should be approved or disapproved. Lending decisions are based on a risk analysis assessment after the review of the entire mortgage loan file. Each mortgage loan is individually underwritten with emphasis placed on the overall quality of the mortgage loan.

         Under the Flex Series Program, the Loan Seller underwrites one- to four-family mortgage loans with Loan- to-Value Ratios at origination of up to 95%. The Loan Seller's Gold Flex Program underwriting guidelines for purchase money or rate/term refinance loans secured by primary residences generally allow Loan-to-Value Ratios at origination of up to 95% for mortgage loans with original principal balances of up to $300,000, up to 90% for mortgage loans with original principal balances of up to $400,000, up to 75% for mortgage loans with original principal balances of up to $650,000 and up to 60% for mortgage loans with original principal balances of up to $1,000,000, depending on, among other things, a borrower's credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property. The Loan Seller's Flex Extra Program underwriting guidelines for purchase money or rate/term refinance loans secured by primary residences generally allow Loan-to-Value Ratios at origination of up to 95% for mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $500,000, up to 80% for mortgage loans with original principal balances of up to $650,000 and up to 70% for mortgage loans with original principal balances of up to $1,500,000, depending on, among other things, a borrower's credit history, repayment ability and debt service-to-income ratio, as well as the type and use of the mortgaged property. Under the Gold Flex Program and the Flex Extra Program, for cash-out refinance loans, the maximum Loan-to-Value Ratio generally is 75% and 80%, respectively, and the maximum "cash out" amount permitted is based in part on the Loan-to-Value Ratio of the related mortgage loan. The Loan Seller generally does not provide cash-out refinance mortgage loans with original principal balances in excess of $650,000 with a maximum Loan-to-Value Ratio of 50% and $1,500,000 with a maximum Loan-to-Value Ratio of 65% with respect to the Gold Flex Program and Flex Extra Program, respectively. Second lien financing of the mortgaged properties may be provided by the Loan Seller or other lenders at origination; however, the CLTV generally may not exceed 95% for mortgage loan amounts up to $500,000 in the Flex Extra Program and 95% for mortgage loan amounts above $500,000 in the Gold Flex Program. The mortgage loans in the Flex Series Program generally bear rates of interest that are greater than those which are originated in accordance with FHLMC and FNMA standards. In general, the maximum amount for mortgage loans originated under the Gold Flex Program is $1,000,000 and under the Flex Extra Program is $1,500,000; however, the Loan Seller may approve mortgage loans with strong compensating factors in excess of such amount on a case-by-case basis.

         All of the mortgage loans originated under the Flex Series Program are underwritten by employees of or independent contractors for the Loan Seller. All of the Flex Series Program mortgage loans with Loan-to-Value Ratios at origination in excess of 80% are insured by a Primary Mortgage Insurance Policy insuring a portion of the balance of the mortgage loan generally equal to the product of the original principal balance of such mortgage loan and a fraction, the numerator of which is the excess of the original principal balance of such mortgage loan over 75% of the lesser of the appraised value and selling price of the related mortgaged property and the denominator of which is the original principal balance of the related mortgage loan plus accrued interest thereon and related foreclosure expenses. No such primary mortgage guaranty insurance policy will be required with respect to any such mortgage loan after the date on which the related Loan-to-Value Ratio decreases to 80% or less or, based upon a new appraisal, the principal balance of such mortgage loan represents 80% or less of the new appraised value. All of the insurers which have issued primary mortgage guaranty insurance policies with respect to the Mortgage Loans meet FNMA's or FHLMC's standards or are acceptable to the Rating Agencies.

         Debt Service-to-Income Ratios. The debt service-to-income ratios utilized in the Flex Series Program generally exceed those of FNMA or FHLMC. In determining whether a prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligation on the proposed mortgage loan and (ii) to meet monthly housing expenses and other financial obligations including the borrower's monthly obligations on the proposed mortgage loan, the Loan Seller generally considers the ratio of such amounts to the proposed borrower's acceptable stable monthly gross income. Such ratios vary depending on a number of underwriting criteria, including Loan-to-Value Ratios, and are determined on a loan-by-loan basis, but generally range between 38%-40% and may be higher due to certain compensating factors.

         Full/Alternative Documentation, Limited Documentation and "No Ratio" Flex Series Programs. Each prospective borrower completes a mortgage loan application which includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Loan Seller requires a credit report on each applicant from a credit reporting company. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments.

         The Flex Series Program allows for approval of an application pursuant to the (a) Full/Alternative Documentation Program, (b) the Limited Documentation Program, or (c) the "No Ratio" Program. The Full/Alternative Documentation Program requires the following documents: (i) Uniform Residential Loan Application (FNMA Form 1003 or FHLMC Form 65), (ii) Statement of Assets and Liabilities (FNMA Form 1003A or FHLMC 65A), (iii) A tri-merged credit report (generally from three separate repositories) and/or a standard factual data credit report, (iv) Verification of Employment Form (or federal tax returns for self-employed borrowers) providing a complete two year employment history, (v) Verification of Deposit Form for all liquid assets, verifying minimum cash reserves based upon the Loan-to-Value Ratio and borrower's income, and (vi) a Uniform Residential Appraisal Report (FNMA Form 1004 or FHLMC Form 70). The Full/Alternative Documentation Program allows for the use of certain alternative documents in lieu of the Verification of Deposit Form and Verification of Employment Form. These include W-2 Statements, tax returns and one pay check from the most recent full month for verification of income and the most recent three months personal bank statements for verification of liquid assets. In addition, self-employed borrowers must provide federal tax returns for the previous two to three years, including K-l's, federal business tax returns for two years, year-to-date financial statements, a business credit report and a signed IRS Form 4506 (Request for Copy of Tax Returns).

         Under the Limited Documentation Program, which is available to borrowers in every Flex Series Program, the Loan Seller obtains from prospective borrowers either a verification of deposit or bank statements for the most recent two-month period preceding the mortgage loan application. Under these programs the borrower provides income information on the mortgage loan application, and the debt service-to-income ratio is calculated. However, income is not verified. Mortgage loans underwritten under the Limited Documentation Program are limited to borrowers with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion. Permitted maximum Loan-to-Value Ratios (including secondary financing) under the Limited Documentation generally is limited.

         Loans originated under the Limited Documentation Program include cash-out refinance loans and mortgage loans secured by investor-owned properties. Permitted maximum Loan-to-Value Ratios (including secondary financing) under the Limited Documentation Program, which range up to 90%, are more restrictive than under the Full Documentation Program or the Alternative Documentation Program.

         The Flex Series Program also allows for approval of applications pursuant to the "No Ratio" Program. The "No Ratio" Program, available to borrowers in the Flex Extra Program, is designed for a mortgage loan which requires a minimum 20% down payment from the borrower with employment information, but no income information, stated on the application (and, therefore, the debt service-to-income ratio is not calculated). The certification of assets is confirmed by written verification of deposits and supported by bank statements. With respect to the "No Ratio" Program, a mortgage loan with a Loan-to-Value Ratio at origination in excess of 80% is not eligible.

         Under the Full/Alternative Documentation Program the Loan Seller may verbally verify the borrower's employment prior to closing and under the Limited Documentation and "No Ratio" Programs the Loan Seller does verbally verify the borrower's employment prior to closing. Credit history, collateral quality and the amount of the down payment are important factors in evaluating a mortgage loan submitted under the Limited Documentation Programs. In addition, in order to qualify for the Limited Documentation Program, a mortgage loan must conform to certain criteria regarding maximum loan amount, property type and occupancy status. Mortgage loans having a Loan-to-Value Ratio at origination in excess of 70% with respect to the Gold Flex Program and 80% with respect to the Flex Extra Program and, with respect to the Gold Flex Program, mortgage loans on mortgaged property used as a second or vacation home by the prospective borrowers are not eligible for the Limited Documentation Program. In general, the maximum loan amount for mortgage loans underwritten in accordance with the Limited Documentation Program is $650,000 with respect to the Gold Flex Program and $300,000 with respect to the Flex Extra Program for purchase transactions and rate-term transactions and, with respect to the Gold Flex Program, a maximum loan amount of $650,000 for cash out refinance transactions. Secondary financing is allowed in the origination of the Limited Documentation Program but must meet the CLTV requirements described above and certain other requirements for subordinate financing. Secondary financing is not allowed in the case of the "No Ratio" Program. In all cases, liquid assets are verified and must support the level of income of the borrower as stated in proportion to the type of employment of the borrower. Full Documentation is requested by the underwriter if it is the judgment of the underwriter that the compensating factors are insufficient for loan approval.

         Credit History. Under all Flex Series Programs, a FICO Score is obtained from two to three major credit repositories. "FICO Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness. FICO Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The FICO Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. FICO Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that FICO Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, FICO Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Score does not take into consideration the affect of mortgage loan characteristics on the probability of repayment by the borrower.

         Approximately 99.23% (by aggregate principal balance as of the Cut-off
Date) of the Mortgage Loans have FICO scores. The weighted average FICO score for the Mortgage Loans that were scored is 721. The weighted average FICO scores for the Gold Flex and Flex Extra Mortgage Loans that were scored are 733 and 710, respectively.

         For all Gold Flex mortgage loans, a FICO Score of 675 is required. FICO Scores below 675 generally are allowed with compensating factors, one of which may be an acceptable pmiAURAsm score as determined by PMI and the Loan Seller.

         For all Flex Extra mortgage loans, a FICO Score of 660 with exemplary credit references from the borrower is required. FICO Scores below 660 with satisfactory credit references will be considered as well with compensating factors, one of which may be an acceptable pmiAURAsm score as determined by PMI and the Loan Seller. If a FICO Score is not available or obtainable, a satisfactory pmiAURAsm score is required.

         Generally, the minimum allowable FICO Score is 620. However, on a limited case by case basis, with significant compensating factors, lower FICO Scores may be considered.

         Additionally, the Loan Seller may utilize a pmiAURAsm mortgage score, created from the risk analysis platform of PMI Mortgage Insurance Co. ("PMI"). The PMI Automated Underwriting and Risk Analysis System ("pmiAURAsm") is an automated residential mortgage loan underwriting system developed by PMI in 1987 in conjunction with the Allstate Research and Planning Center. pmiAURAsm is designed to help estimate the relative likelihood of foreclosure over the life of the loan that is scored. The system is licensed to a number of residential mortgage lenders and investors, including North American Mortgage Company, and is designed to assist such lenders and investors in analyzing credit and property risk, tracking loan quality and improving underwriting efficiencies. pmiAURAsm considers loan, property and borrower characteristics, borrower credit information, property appraisal information as well as geodemographic information for approximately 100 metropolitan statistical areas. Severity risk is not measured. The pmiAURAsm system provides a pmiAURAsm score which is a statistical risk predictive score. A pmiAURAsm score does not give assurance about whether there will or will not be a default in the payment of, a foreclosure on, or a mortgage insurance claim paid on a particular mortgage loan, nor is the score a guarantee, prediction or forecast concerning loan performance or a recommendation to purchase, sell or hold a loan, or to purchase, sell or hold any security. Approximately 88.41% (by aggregate principal balance as of the Cut-off Date) of the Mortgage Loans were scored by pmiAURAsm (approximately 11.13% of the Mortgage Loans (by aggregate principal balance as of the Cut-Off Date) are No Ratio Documentation Mortgage Loans and thus are ineligible for pmiAURAsm scoring due to the absence of debt-to-income ratios, and the remaining Mortgage Loans were not scored). Approximately 99.53% and 78.67% (by aggregate principal balance as of the Cut-Off Date) of the Gold Flex and Flex Extra Mortgage Loans, respectively, were scored by pmiAURAsm. The Mortgage Loans that were scored received weighted average scored of 91. The Gold Flex and Flex Extra Mortgage Loans that were scored received weighted average scores of 71 and 114, respectively. pmiAURAsm scores are on a scale of 1 - 999 (scores of 998 and 999 indicate inadequate data to render an accurate score). Higher scores indicate greater risk. A score of 100 indicates average foreclosure risk. A score of 100 represents the average score for PMI data sets for the base period used in system development. Relative risk is expressed in a linear manner such that a score of 200 is considered twice as risky as a score of 100.

         Credit risk analysis tools, such as FICO and pmiAURAsm, are utilized to create representative risk scores on each mortgage loan. Generally, these scores have demonstrated predictable patterns of repayment expectations from borrowers based upon the combination of variables from many loan characteristics as measured by statistical models. The FICO and pmiAURAsm scores set forth herein were obtained at either the time of origination of the Mortgage Loan or more recently. Neither the Seller, the Loan Seller, nor the Underwriter or any of their respective affiliates make any representations or warranties as to the actual performance of any Mortgage Loan or that a particular FICO or pmiAURAsm score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

         The Flex Series Program further defines an acceptable credit history as one that might include isolated derogatory items provided that the borrower supplies a satisfactory written explanation or the circumstances causing such derogatory items. Loans underwritten under the Limited Documentation Flex Series Program must have at least two years of established credit history on at least three open accounts where the accounts have been paid according to their terms. Judgments, bankruptcies, tax liens or foreclosures generally will require that the mortgage loan be underwritten under the Full Documentation Flex Series Program.

         In general, borrowers may not have more than two thirty-day and no sixty-day late payments within the past twenty-four months on any revolving credit account; a maximum of two thirty-day late payments within the past twenty-four months on any installment credit account and a maximum of one thirty-day late payments on previous mortgage loans within the past twelve months. All bankruptcies must be at least twenty-four months old under the Gold Flex Program and thirty-six months old under the Flex Extra Program, fully discharged and the borrower must have re-established satisfactory credit.

         For equity take-out refinances under the Full Documentation Flex Series Program with Loan-to-Value Ratios in excess of 75% with respect to the Gold Flex Program and 80% with respect to the Flex Extra Program, no late payments on previous mortgage loans are allowed. No late payments on previous mortgage loans are allowed on equity take-out refinances under the Limited Documentation Flex Series Program.

         Quality Control. The Loan Seller performs a post-funding audit on a statistical percentage of all Flex Series Program mortgage loans. This audit includes a review for compliance with Flex Series Program parameters and accuracy of the legal documents. In a selected audit, the Loan Seller performs a complete re-verification of employment, income and liquid assets used to qualify for such mortgage loan. Such review also includes procedures intended to detect evidence of fraudulent documentation and/or imprudent activity during the processing of the mortgage loan. Verification of occupancy and applicable information is made by regular mail. Additionally, the Loan Seller will conduct pre-funding quality assurance audits of selected Flex Series Program mortgage loans. In a selected pre-funding audit the Loan Seller performs a complete re-verification of employment, income and liquid assets used to qualify for such mortgage loan.

         Appraisals. One- to four-family residential properties that are to secure Flex Series Program mortgage loans are appraised by independent appraisers who are approved by the Loan Seller. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to FNMA and FHLMC. As part of the Loan Seller's quality control procedures, either field or desk appraisal reviews are obtained on 10% of all mortgage loans originated under the Flex Series Program. Selected mortgage loans will also be reviewed for compliance and document accuracy. Desk reviews, field appraisals and/or additional full appraisals may be required on those mortgage loans originated under the Flex Series Program with greater risk characteristics such as higher loan amounts, non-owner occupied properties, second home properties, cash-out refinance mortgage loans and whenever in the underwriter's judgment it is necessary to reverify the appraised value of the property.

         Variations. The Loan Seller uses the foregoing parameters as guidelines only. On a case-by-case basis, the Loan Seller may determine that the prospective mortgagor warrants an exception outside the standard Flex Series Program guidelines. An exception may be allowed if the loan application reflects certain compensating factors, including: (i) the prospective mortgagor has demonstrated an ability to save and devote a greater portion of income to basic housing needs; (ii) the prospective mortgagor may have a potential for increased earnings and advancement because of education or special job training, even if the prospective mortgagor has just entered the job market; (iii) the prospective mortgagor has demonstrated an ability to maintain a debt free position; (iv) the prospective mortgagor may have short term income that is verifiable but could not be counted as stable income because it does not meet the remaining term requirements; and (v) the prospective mortgagor's net worth is substantial enough to suggest that repayment of the loan is within the prospective mortgagor's ability.

                             ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the Mortgage Loans and Mortgaged Premises is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Offered Securities, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Seller deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Securities.

         A Current Report on Form 8-K will be available to purchasers of the Offered Securities and will be filed, together with the Pooling and Servicing Agreement, with the Commission after the initial issuance of the Offered Securities. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in such Current Report on Form 8-K.

                                THE LOAN SELLER

         The information set forth in the following paragraphs has been provided by the Loan Seller. Neither the Seller, the Underwriter, the Trustee, nor any of their respective affiliates have made or will make any representation as to the accuracy or completeness of the information provided by the Loan Seller.

         North American Mortgage Company (the "Loan Seller" or "NAMC"), a Delaware corporation, is among one of the nation's largest independent mortgage bankers. The common and preferred stock of the Loan Seller are registered under the Securities Act of 1933 and quoted on the New York Stock Exchange. The Loan Seller is subject to the reporting requirements of the Securities and Exchange Act of 1934, and in accordance therewith, files reports and other information with the Commission. Copies of such materials may be obtained at prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, or by mailing a written request to the corporate secretary of the Loan Seller at 3883 Airway Drive, Santa Rosa, California 95403.

         On June 23, 1997 the Loan Seller and Dime Bancorp, Inc. ("Dime") announced an agreement whereby Dime expects to acquire the Loan Seller by means of an exchange of Dime stock for stock of the Loan Seller. The acquisition is expected to close in the fourth quarter of 1997 and is subject to certain conditions. If the acquisition is consummated, the Loan Seller will be merged into a subsidiary of Dime and expects to continue to operate under its name in most markets. As a result of the announcement of the merger, the Loan Seller has been placed on credit watch with negative implications by S&P and under review for possible downgrading by Moody's Investors Service, Inc. It is intended that the surviving entity of the merger will continue to act as Master Servicer with respect to the Mortgage Loans; however, as set forth in the Pooling and Servicing Agreement, such a transfer of servicing will be subject to Rating Agency approval, and if the transfer is not so approved, the Trustee will be required to act as Master Servicer or appoint a successor Master Servicer.

         The Loan Seller originates, acquires, sells and services mortgage loans which are principally first-lien mortgage loans secured by single (one- to four-) family residences. The Loan Seller also sells the servicing rights associated with a portion of such mortgage loans.

         The Loan Seller originates mortgage loans through wholesale, retail, and telemarketing. Substantially all mortgage loans originated by the Loan Seller through such sources are underwritten, funded and closed by the Loan Seller. During 1996, the Loan Seller originated approximately $9.5 billion in mortgage loans. As of March 31, 1997, the Loan Seller's largest mortgage loan origination markets were in California, Texas, Minnesota, Florida and Arizona. As of March 31, 1997, the Loan Seller operated 107 origination offices located in 31 states.

         The Loan Seller customarily sells all of the mortgage loans it originates, generally retaining the right to service such loans. The Loan Seller sells the majority of the conventional mortgage loans it originates under purchase and guarantee programs sponsored by FHLMC and FNMA. The Loan Seller's mortgage loans insured by FHA or partially guaranteed by VA or the Farmers Home Administration are pooled to form GNMA securities. The Loan Seller sells FNMA, FHLMC and GNMA securities to investment banking firms that are usually primary dealers in government securities. Mortgage loans not conforming to requirements of such agencies are sold to private institutional investors.

         The Loan Seller also engages in mortgage loan servicing, which includes the processing of mortgage loan payments and the administration of mortgage loans. The primary source of servicing is from mortgage loans it has originated and sold. At March 31, 1997, the Loan Seller's loan servicing portfolio totaled $12.5 billion. See "Pooling and Servicing Agreement -- The Master Servicer" herein.

         In addition to its mortgage banking activity, the Loan Seller wholly owns an insurance agency known as North American Mortgage Insurance Services ("NAMIS"). NAMIS is a California corporation that offers a full range of insurance products in most states where the Loan Seller originates mortgage loans.

         At March 31, 1997, the Loan Seller had approximately 2,971 employees. The Loan Seller's executive offices are located at 3883 Airway Drive, Santa Rosa, California 95403, and its telephone number is (707) 546- 3310.

         No person other than the Loan Seller is obligated with respect to the representations and warranties respecting the Mortgage Loans and the remedies for any breach thereof. See "Pooling and Servicing Agreement -- Assignment of Mortgage Loans" herein.

                         DESCRIPTION OF THE SECURITIES

General

         The Securities will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of the Cut-off Date between FASI, as Seller, North American Mortgage Company, as Loan Seller and Master Servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). Copies of the Pooling and Servicing Agreement will be available following the Closing Date from the Master Servicer and will be filed with the Commission after the Closing Date. See "The Trust Agreements" in the Prospectus.

         The Securities will represent in the aggregate all the beneficial ownership in the Trust established by the Seller, into which the Mortgage Loans will be deposited. The Trust also will include: (i) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the one or more Custodial Accounts established by the Master Servicer for the collection of payments on the Mortgage Loans and in the Excess Proceeds Account and the Security Account (each as established under the Pooling and Servicing Agreement) and as belonging to the Trust, (ii) property acquired by foreclosure of such Mortgage Loans or by deed in lieu of foreclosure, and (iii) any applicable hazard insurance policies, any applicable primary mortgage insurance policies, any other applicable insurance policies and all proceeds thereof.

         Distributions on the Offered Securities will be made on each Distribution Date, commencing in July 1997, to Securityholders of record on the immediately preceding Record Date.

         The Offered Securities (with the exception of the Principal Only and Residual Securities) will be Book- Entry Securities. Distributions on the Book-Entry Securities will be made by or on behalf of the Trustee to DTC (as described below) by wire transfer. The Principal Only and Residual Securities will be issued in certificated, fully-registered form. Distributions on the Offered Securities that are issued in certificated form will be made to each registered holder entitled thereto, either (i) by check mailed to the address of such Securityholder as it appears on the books of the Trustee or (ii) at the request, submitted to the Trustee in writing at least five business days prior to the related Record Date, of any holder of such an Offered Security having an initial Security Principal Balance of not less than $1,000,000, by wire transfer in immediately available funds, provided, that the final distribution in respect of any Offered Security will be made only upon presentation and surrender of such Security at the Corporate Trust Office of the Trustee. See "Pooling and Servicing Agreement -- The Trustee" herein.

         The Class FXA-4, Class FXA-5, Class FXA-6, Class FXA-7, Class FXA-9, Class FXA-10, Class FXA-11 Class A-2, Class A-3, Class A-6, Class A-7, Class A-8 and Principal Only Securities will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class FXA-1, Class FXA-3, Class FXA-8, Class A-1 and Class A-5 and Offered Subordinate Securities will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Residual Securities will be issued in minimum denominations of $10 and integral multiples of $1.00 in excess thereof. The Strip Securities will be issued in minimum initial Notional Amounts of $1.00 and integral multiples of $1.00 in excess thereof. In addition, one Security of each Class may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Security Principal Balance of such Class.

         Each of the Offered Securities (with the exception of the Principal Only Securities and Residual Securities) will be issued as a Book-Entry Security, maintained and transferred on the book-entry records of the DTC and its participants. The Book-Entry Securities will be represented by one or more certificates registered in the name of the nominee of DTC. The Seller has been informed by DTC that DTC's nominee will be Cede. No Beneficial Owner of a Book-Entry Security will be entitled to receive a Definitive Certificate representing such person's interest, except as set forth below under "-- Book-Entry Registration -- Definitive Securities." Unless and until Definitive Certificates are issued for the Book-Entry Securities under the limited circumstances described herein, all references to actions by Securityholders with respect to the Book-Entry Securities shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Securityholders with respect to the Book-Entry Securities shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Securities, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.

Book-Entry Registration

         General. Beneficial Owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the related Book-Entry Securities may do so only through participants and indirect participants. In addition, Beneficial Owners will receive all distributions of principal of and interest on the related Book-Entry Securities through DTC and its participants. Accordingly, Beneficial Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued for the related Book-Entry Securities, it is anticipated that the only registered Securityholder of such Book-Entry Securities will be Cede, as nominee of DTC. Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Securityholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to receive information furnished to Securityholders and to exercise the rights of Securityholders only indirectly through DTC, its participants and indirect participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Securities among participants and to receive and transmit distributions of principal of and interest on such Book-Entry Securities. Participants and indirect participants with which Beneficial Owners have accounts with respect to such Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates evidencing their interests in the Book-Entry Securities, the Rules provide a mechanism by which Beneficial Owners, through their participants and indirect participants, will receive distributions and will be able to transfer their interests in the Book-Entry Securities.

         None of the Seller, the Loan Seller, the Master Servicer, the Underwriter or the Trustee, or any of their respective affiliates will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Securities held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Definitive Certificates. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Securities -- Book-Entry Procedures."

         Upon the occurrence of an event described in the Prospectus in the second to last paragraph under "Description of the Securities -- Book-Entry Procedures," the Trustee (through DTC) is required to notify participants who have ownership of Book-Entry Securities as indicated on the records of DTC of the availability of Definitive Certificates for their Book-Entry Securities. Upon surrender by DTC of the definitive certificates representing the Book-Entry Securities and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Securities as Definitive Certificates in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Securityholders under the Pooling and Servicing Agreement. Such Definitive Certificates will be issued in minimum denominations of $1,000, except that any certificate that was represented by a Book- Entry Security in an amount less than $1,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Security.

         For additional information regarding DTC and the Book-Entry Securities, see "Description of the Securities -- Book-Entry Procedures" in the Prospectus.

Available Distribution

         The "Available Distribution" for any Distribution Date and either Mortgage Loan Group will equal (a) the sum of (i) the balance on deposit in the Custodial Account relating to such Mortgage Loan Group as of the close of business on the related Determination Date, (ii) all Advances relating to such Mortgage Loan Group made with respect to such Distribution Date and (iii) certain other related amounts to be deposited by the Master Servicer in the Security Account relating to such Mortgage Loan Group, reduced by (b) the sum of
(i) scheduled payments on the Mortgage Loans collected with respect to such Mortgage Loan Group but due after the related Due Date, (ii) reinvestment income on amounts relating to such Mortgage Loan Group in the Custodial Account, (iii) all amounts reimbursable with respect to such Distribution Date to the Master Servicer, any subservicer, the Trustee or the Seller relating to such Mortgage Loan Group and (iv) any unscheduled payments with respect to such Mortgage Loan Group, including mortgagor prepayments on the Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of the Mortgage Loans in such Mortgage Loan Group, in each case received after the applicable Prepayment Period relating to such Distribution Date. Notwithstanding the foregoing, with respect to the Subordinate Securities and the Residual Securities (after the Security Principal Balance of the Residual Securities has been reduced to zero), "Available Distribution" means, with respect to any Distribution Date, the sum of (x) the Available Distribution for Group I for such Distribution Date, plus (y) the Available Distribution for Group II for such Distribution Date, in each case, after any distributions required to made prior to such Classes of Securities on such Distribution Date as described below under the headings "-- Distributions of Interest" and "-- Distributions of Principal." With respect to any Distribution Date, the "Determination Date" is the 15th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately preceding business day.

Priority of Distributions

         On each Distribution Date prior to the Credit Support Depletion Date (as defined herein), distributions will be made in the order and priority as follows:

         (a) With respect to the Class FX Securities to the extent of the Available Distribution for Group I remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class FXP Securities, the Class FXP Fraction of all principal received on or in respect of each Group I Discount Mortgage Loan;

                  (ii) second, to the Class FXA and Class FXS Securities accrued and unpaid interest at the respective Pass-Through Rates on their respective Security Principal Balances (or the Class FXS Notional Amount and the Class FXA-2 Notional Amount, in the case of the Class FXS and Class FXA-2 Securities, respectively);

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




                  (iii) third, to the Class FXA Securities, as principal, the Class FXA Principal Distribution Amount in the order described in "-- Distributions of Principal -- Class FXA Principal Distribution Amount" herein; and

                  (iv) fourth, for so long as the Subordinate Securities are outstanding, to the Class FXP Securities, the sum of
                           (a) principal in an amount equal to the Class FXP Fraction of certain principal losses on the Group I Discount Mortgage Loans, as described in "-- Distributions of Principal" herein to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (as defined herein) (without regard to clause (B) of such definition) on such Distribution Date and (b) the sum of amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed in respect thereof on such prior Distribution Dates and not subsequently distributed, to the extent of the Subordinate Principal Distribution Amount on such Distribution Date (any amounts distributed in respect of losses pursuant to this paragraph shall not cause a further reduction in the Security Principal Balance of the Class FXP Securities); provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class FXP Securities as provided above and Class P Securities as provided in clause (iv) of paragraph (b) below, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this clause, in the case of the Class FXP Securities, and clause (iv) of paragraph (b) below, in the case of the Class P Securities;

         (b) With respect to the Class II Securities, to the extent of the Available Distribution for Group II remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class P Securities, the Class P Fraction (as defined herein) of all principal received on or in respect of each Group II Discount Mortgage Loan (as defined herein);

                  (ii) second, to the Class A, Class S and Residual Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class S Notional Amount and the Class A-4 Notional Amount, in the case of the Class S and Class A-4 Securities, respectively);

                  (iii) third, as described in the Pooling and Servicing Agreement, to the Residual Securities, as principal, pro rata, until their respective Security Principal Balances have been reduced to zero, and then to the Class A Securities, as principal, the Class A Principal Distribution Amount in the order described in "-- Distributions of Principal -- Class A Principal Distribution Amount" herein; and

                  (iv) fourth, for so long as the Subordinate Securities are outstanding, to the Class P Securities, the sum of
                           (a) principal in an amount equal to the Class P Fraction of certain principal losses on the Group II Discount Mortgage Loans, as described in "-- Distributions of Principal" herein to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date and (b) the sum of amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed in respect thereof on such prior Distribution Dates and not subsequently distributed, to the extent of the Subordinate Principal Distribution Amount on such Distribution Date (any amounts distributed in respect of losses pursuant to this paragraph shall further reduction in the Security Principal Balance of the Class P Securities); provided, that if the amounts otherwise available to pay the Subordinate

                           Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class P Securities as provided above and Class FXP Securities as provided in clause (iv) of paragraph (a) above, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this clause, in the case of the Class P Securities, and clause (iv) of paragraph (a) above, in the case of the Class FXP Securities.

         (c) With respect to the Subordinate Securities and the Residual Securities, subject to the payment of the Senior Securities as described above, and to the extent of the Available Distribution for both Mortgage Loan Groups remaining, if any, following prior distributions on such Distribution Date:

                  (i) first, to the Class B-1 Securities, accrued and unpaid interest at the Class B-1 Pass- Through Rate on the Security Principal Balance of the Class B-1 Securities;

                  (ii) second, to the Class B-1 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (iii) third, to the Class B-2 Securities, accrued and unpaid interest at the Class B-2 Pass- Through Rate on the Security Principal Balance of the Class B-2 Securities;

                  (iv) fourth, to the Class B-2 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (v) fifth, to the Class B-3 Securities, accrued and unpaid interest at the Class B-3 Pass- Through Rate on the Security Principal Balance of the Class B-3 Securities;

                  (vi) sixth, to the Class B-3 Securities, their pro rata share of the Subordinate Principal Distribution Amount (based upon such Class' Security Principal Balance as a percentage of the Security Principal Balance of all of the Subordinate Securities);

                  (vii) seventh, to the remaining Subordinate Securities, interest and principal in the same manner as for the Subordinate Securities in clauses (i) through (vi) above, first to the Class B-4 Securities, then to the Class B-5 Securities and then to the Class B-6 Securities;

                  (viii) eighth, to each Class of the Subordinate Securities in the order of seniority, the remaining portion, if any, of the Available Distribution, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided distribution of any amount pursuant to this paragraph shall not cause a further reduction in the Security Principal Balances of such Class of Subordinate Securities; and

                  (ix) ninth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for both Mortgage Loan Groups for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

                  With respect to the Subordinate Securities, notwithstanding the foregoing, on any Distribution Date on which the Subordination Level for any Class of Subordinate Securities is less than such percentage as of the Cut-off Date, the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be allocated to the most senior

                  Class of Subordinate Securities for which the Subordination Level is less than such percentages of the Cut-off Date and to the Class or Classes of Subordinate Securities senior thereto, pro rata according to the Security Principal Balances of such Classes. The "Subordination Level" on any specified date with respect to any Class of Subordinate Securities is the percentage obtained by dividing the sum of the Security Principal Balances of all Classes of Securities which are subordinate in right of payment to such Class by the sum of the Security Principal Balances of all of the Securities as of such date prior to giving effect to distributions or allocations of Realized Losses on the Mortgage Loans on such date.

         On each Distribution Date on or after the Credit Support Depletion Date, distributions will be made in the order and priority as follows:

         (a) With respect to the Class FX Securities (and to the limited extent described below, the Class R, Class RP and Class A Securities), subject, in each case, to the extent of the Available Distribution for Group I remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class FXP Securities, the Class FXP Fraction of all principal received on or in respect of each Group I Discount Mortgage Loan;

                  (ii) second, to the Class FXA and Class FXS Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class FXS Notional Amount and Class FXA-2 Notional Amount, in the case of the Class FXS and Class FXA-2 Securities, respectively), pro rata (based on the amount of interest to which each Class of Class FX Securities (other than the Class FXP Securities) is entitled to receive);

                  (iii) third, to the Class FXA Securities, the Class FXA Principal Distribution Amount, pro rata according to their respective Security Principal Balances;

                  (iv) fourth, to the Class II Securities as additional Available Distribution; and

                  (v) fifth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for Group I for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

         (b) With respect to the Class II Securities (and to the limited extent described below, the Class FX Securities), subject, in each case, to the extent of the Available Distribution for Group II remaining following prior distributions, if any, on such Distribution Date:

                  (i) first, to the Class P Securities, the Class P Fraction of all principal received on or in respect of each Group II Discount Mortgage Loan;

                  (ii) second, to the Class A, Residual and Class S Securities, accrued and unpaid interest at their respective Pass-Through Rates on their respective Security Principal Balances (or the Class S Notional Amount and the Class A-4 Notional Amount, in the case of the Class S and Class A-4 Securities, respectively), pro rata (based on the amount of interest to which each Class of Class A Securities (other than the Class P Securities) is entitled to receive);

                  (iii) third, to the Class A and Residual Securities, the Class A Principal Distribution Amount;

                  (iv) fourth, to the Class FX Securities as additional Available Distribution; and

                  (v) fifth, to the Class R and Class RP Securities, the remaining portion, if any, of the Available Distribution for Group II for such Distribution Date after all prior distributions on such Distribution Date in respect of the Issuing REMIC and the Pooling REMIC, as their respective interests are described in the Pooling and Servicing Agreement.

         The "Credit Support Depletion Date" is the first Distribution Date on which the aggregate of the Security Principal Balances of the Subordinate Securities has been or will be reduced to zero.

         Except in the limited circumstances described herein, distributions of interest and principal to the Class FX and Class II Securities will be based solely on payments received with respect to Group I Mortgage Loans and Group II Mortgage Loans, respectively.

Distributions of Interest

         With respect to each Class of Securities (except the Principal Only Securities), interest will be passed through monthly on each Distribution Date, commencing in July 1997. With respect to each Distribution Date, an amount of interest will accrue during the related Interest Accrual Period on each Class of Securities generally equal to 1/12th of the applicable Pass-Through Rate for such Class multiplied by the related Security Principal Balance or Notional Amount, as applicable. Interest to be distributed on the Securities on any Distribution Date will consist of accrued and unpaid interest as of previous Distribution Dates and interest accrued during the related Interest Accrual Period. All distributions of interest for each Class of Securities will generally be made only to the extent of the Available Distribution for the related Mortgage Loan Group as described herein under "-- Priority of Distributions." Interest payable on the Securities shall be calculated based on the Security Principal Balance of each Class of Securities after giving effect to all distributions of principal and allocations of Realized Losses on all preceding Distribution Dates. For each Distribution Date, the "Interest Accrual Period" for each Class of Securities is the calendar month preceding such Distribution Date.

         The Pass-Through Rates for the Senior Securities are set forth on the cover page hereof. The Strip Securities will accrue interest on the applicable Notional Amount. The Class FXS Notional Amount with respect to any Distribution Date will equal the product of (x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group I Premium Rate Mortgage Loans and the denominator of which is 8.00%. The Class FXS Notional Amount as of the Cut-off Date will be approximately $9,164,145. The "Stripped Interest Rate" for each Group I Premium Rate Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 8.00%. The Class S Notional Amount with respect to any Distribution Date will equal the product of (x) the aggregate Scheduled Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of the Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates (as defined herein) for the Group II Premium Rate Mortgage Loans and the denominator of which is 7.75%. The Class S Notional Amount as of the Cut-off Date will be approximately $2,837,159. The "Stripped Interest Rate" for each Group II Premium Rate Mortgage Loan is the excess of the Net Rate for such Mortgage Loan over 7.75%.

         As of any Distribution Date, the "Class FXA-2 Notional Amount" will equal the sum of the Security Principal Balances of the Class FXA-9, Class FXA-10, and Class FXA-11 Securities immediately preceding such Distribution Date multiplied by a fraction the numerator of which is 0.75% and the denominator of which is 8.00%. The Class FXA-2 Notional Amount as of the Cut-off Date will be approximately $1,733,625.

         As of any Distribution Date, the "Class A-4 Notional Amount" will equal the sum of the Security Principal Balances of the Class A-6, Class A-7, and Class A-8 Securities immediately preceding such Distribution Date multiplied by a fraction the numerator of which is 0.75% and the denominator of which is 7.75%. The Class A-4 Notional Amount as of the Cut-off Date will be approximately $1,650,290.

         The Pass-Through Rate applicable to the Class B-1, Class B-2 and Class B-3 Securities will equal, for each Distribution Date, (A) the sum of (i) the Class B Loan Group Component Balance (as defined herein) of the Group I Mortgage Loans, as of the day following the immediately preceding Distribution Date, multiplied by 8.00% and (ii) the Class B Loan Group Component Balance of the Group II Mortgage Loans, as of the day following the immediately preceding Distribution Date, multiplied by 7.75%, divided by (B) the aggregate Class B Loan Group Component Balance for both Loan Groups. For the first Distribution Date, the Pass-Through Rate for the Class B-1, Class B-2 and Class B-3 Securities will be approximately 7.8833% per annum.

         Subject to the limitations described in this Prospectus Supplement under "Certain Yield and Prepayment Considerations," on each Distribution Date the Master Servicer is obligated to pass through an amount equal to the lesser of (a) any shortfall for the related month in interest collections resulting from the timing of prepayments in full made from the 15th day of the calendar month preceding such Distribution Date, or from the Cut-off Date in the case of the first Distribution Date to the last day of such month, and (b) the monthly Servicing Fee. The amount so passed through will hereinafter be referred to as "Compensating Interest." If the amount of Compensating Interest with respect to any Distribution Date is not sufficient to cover all Prepayment Interest Shortfalls, there will be a corresponding shortfall to the extent of the amount of Prepayment Interest Shortfalls not offset by such Compensating Interest in the interest distributed to Securityholders on such Distribution Date, and any such shortfall, as well as any Soldiers' and Sailors' Shortfall, will be allocated pro rata to reduce the interest distribution to which each Class of Securities would otherwise be entitled.

Distributions of Principal

         General. On each Distribution Date, Securityholders will be entitled to receive principal distributions from the Available Distribution to the extent and priority described herein. See "-- Priority of Distributions" herein. Except in the limited circumstances described herein, the Class FX Securities (other than the Class FXS and Class FXA-2 Securities which are not entitled to receive principal distributions) will receive principal collected from Group I Mortgage Loans and the Class II Securities (other than the Class S and Class A-4 Securities which are not entitled to receive principal distributions) will receive principal collected from Group II Mortgage Loans. The Subordinate Securities will receive principal collected from Mortgage Loans in both Mortgage Loan Groups. The Strip Securities will not receive any distributions of principal.

         Class FXP Principal Distribution Amount. On each Distribution Date, the Class FXP Securities will receive a portion of the Available Distribution for Group I attributable to principal received on or in respect of any Group I Mortgage Loan with a Net Rate of less than 8.00% (a "Group I Discount Mortgage Loan"), equal to the amount of such principal so attributable multiplied by a fraction, the numerator of which is 8.00% minus the Net Rate on such Group I Discount Mortgage Loan and the denominator of which is 8.00% (the "Class FXP Fraction"). In addition, on each Distribution Date for so long as any Class of Subordinate Securities remains outstanding, the Class FXP Securities will also be allocated principal, to the extent of amounts available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date, in an amount generally equal to the Class FXP Fraction of any loss on a Group I Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses, such payments in respect of losses shall not cause a further reduction of the outstanding Security Principal Balance of the Class FXP Securities; provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class FXP Securities as provided above and Class P Securities as provided below, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this sentence, in the case of the Class FXP Securities, and the second sentence under "Class P Principal Distribution Amount" below, in the case of the Class P Securities. The aggregate of the amounts payable to the Class FXP Securities described in this paragraph are referred to herein as the "Class FXP Principal Distribution Amount."

         Class FXA Principal Distribution Amount. On each Distribution Date prior to the Credit Support Depletion Date, an amount, up to the amount of the Class FXA Principal Distribution Amount for such Distribution Date, to the extent of the amount, if any, remaining following prior distributions on such Distribution Date, will be distributed as principal to the following Classes of Class FXA Securities in the following order of priority:

         (i) first, to the Class FX Lockout Securities, an amount, up to the amount of the Class FX Lockout Principal Distribution Amount (as defined herein), if any, sequentially to the Class FXA-10 Securities, until the Security Principal Balance thereof has been reduced to zero, then to the Class FXA-11 Securities, until the Security Principal Balance thereof has been reduced to zero, and then to the Class FXA-9 Securities until the Security Principal Balance thereof has been reduced to zero;

         (ii)     second, concurrently, 63.4920647059% and 36.5079352941% to the
                  Class FXA-1 and Class FXA- 8 Securities, respectively, until the Security Principal Balance of the Class FXA-1 Securities has been reduced to zero;

         (iii)    third, concurrently, 74.0740737260% and 25.9259262740% to the
                  Class FXA-3 and Class FXA-8 Securities, respectively, until the Security Principal Balance of the Class FXA-3 Securities has been reduced to zero;

         (iv)     fourth, concurrently 76.9263220005% and 23.0736779995% to the
                  Class FXA-4 and Class FXA-8 Securities, respectively, until the Security Principal Balance of the Class FXA-4 Securities have been reduced to zero;

         (v)      fifth, concurrently, 86.9712644646% and 13.0287355354% to the
                  Class FXA-5 and Class FXA-8 Securities, respectively, until the Security Principal Balance of the Class FXA-5 Securities has been reduced to zero;

         (vi)     sixth, concurrently, 88.9000000000% and 11.100000000% to the
                  Class FXA-6 and Class FXA-8 Securities, respectively, until the Security Principal Balances thereof been reduced to zero;

         (vii) seventh, to the Class FXA-7 Securities, until the Security Principal Balance of the Class FXA-7 Securities has been reduced to zero; and

         (viii) eighth, to the Class FX Lockout Securities, sequentially to the Class FXA-10 Securities, until the Security Principal Balance thereof has been reduced to zero, then to the Class FXA-11 Securities, until the Security Principal Balance thereof has been reduced to zero, and then to the Class FXA-9 Securities until the Security Principal Balance thereof has been reduced to zero.

         The "Class FXA Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class FXA Percentage (as defined below) of the Principal Payment Amount (as defined below) for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount),
(ii) the Class FXA Prepayment Percentage (as defined below) of the Principal Prepayment Amount (as defined below) for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), and (iii) the Class FXA Liquidation Amount (as defined below).

         The "Class FXA Liquidation Amount" is the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class FXA Percentage of the principal balance of such Mortgage Loan (exclusive of the Class FXP Fraction thereof, with respect to any Group I Discount Mortgage Loan) and (ii) the Class FXA Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         "Liquidation Principal" is the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the calendar month preceding the month of the Distribution Date, exclusive of the portion thereof attributable to the applicable Class FXP Principal Distribution Amount.

         The "Class FXA Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the sum of the Security Principal Balances of the Class FXA Securities divided by the aggregate Scheduled Principal Balance of the Group I Mortgage Loans (less the Class FXP Principal Balance), in each case immediately prior to the Distribution Date.

         The "Class FX Lockout Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class FX Lockout Percentage (as defined below) of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount),
(ii) the Class FX Lockout Prepayment Percentage (as defined herein) of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount) and (iii) the Class FX Lockout Liquidation Amount (as defined below).

         The "Class FX Lockout Percentage" will equal (a) with respect to any Distribution Date occurring prior to the Distribution Date occurring in July 2002, 0%, and (b) with respect to any Distribution Date in July 2002 and thereafter, the lesser of (i) 100% and (ii) the aggregate Security Principal Balances of the Class FX Lockout Securities divided by the aggregate Scheduled Principal Balance of the Group I Mortgage Loans (less the Security Principal Balance of the Class FXP Securities), in each case immediately prior to the Distribution Date. The "Class FX Lockout Liquidation Amount" is the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class FX Lockout Percentage of the principal balance of such Mortgage Loan (exclusive of the Class FXP Fraction thereof, if applicable) and (ii) the Class FX Lockout Prepayment Percentage (as defined herein) of the Liquidation Principal with respect to such Mortgage Loan.

         Class P Principal Distribution Amount. On each Distribution Date, the Class P Securities will receive a portion of the Available Distribution for Group II attributable to principal received on or in respect of any Group II Mortgage Loan with a Net Rate of less than 7.75% (a "Group II Discount Mortgage Loan"), equal to the amount of such principal so attributable multiplied by a fraction, the numerator of which is 7.75% minus the Net Rate on such Group II Discount Mortgage Loan and the denominator of which is 7.75% (the "Class P Fraction"). In addition, on each Distribution Date for so long as any Class of Subordinate Securities remains outstanding, the Class P Securities will also be allocated principal, to the extent of amounts available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date, in an amount generally equal to the Class P Fraction of any loss on a Group II Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses, such payments in respect of losses shall not cause a further reduction of the outstanding Security Principal Balance of the Class P Securities; provided, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class P Securities as provided above and Class FXP Securities as provided above, then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class FXP and Class P Securities based on the amount such Securities are entitled to receive pursuant to this sentence, in the case of the Class P Securities, and the second sentence of the "Class FXP Principal Distribution Amount" above, in the case of the Class FXP Securities. The aggregate of the amounts payable to the Class P Securities described in this paragraph are referred to herein as the "Class P Principal Distribution Amount."

         Class A Principal Distribution Amount. On each Distribution Date prior to the Credit Support Depletion Date, an amount, up to the amount of the Class A Principal Distribution Amount for such Distribution Date, to the extent of the amount, if any, remaining following prior distributions on such Distribution Date, will be distributed as principal to the following Classes of Class A and Residual Securities in the following order of priority:

         (i) first, as described in the Pooling and Servicing Agreement, concurrently, to each Class of Residual Securities, until the respective Security Principal Balance thereof has been reduced to zero;

         (ii) second, to the Class A Lockout Securities, an amount, up to the Class A Lockout Principal Distribution Amount, (as defined herein), if any, sequentially to the Class A-6 Securities, until the Security Principal Balance thereof has been reduced to zero, then to the Class A-7 Securities, until the Security Principal Balance thereof has been reduced to zero, and then to the Class A-8 Securities until the Security Principal Balance thereof has been reduced to zero;

         (iii)    third, concurrently, 71.4285709915% and 28.5714290085% to the
                  Class A-1 and Class A-5 Securities, respectively, until the Security Principal Balance of the Class A-1 Securities has been reduced to zero;

         (iv)     fourth, , concurrently, 71.4329754779% and 28.5670245221% to the Class A-2 and Class A-5 Securities, respectively, until the Security Principal Balances thereof have been reduced to zero;

         (v) fifth, to the Class A-3 Securities, until the Security Principal Balance of the Class A-3 Securities has been reduced to zero; and

         (vi) sixth, to the Class A Lockout Securities, until the Security Principal Balance of each Class A Lockout Securities have been reduced to zero.

         The "Class A Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class A Percentage (as defined below) of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (ii) the Class A Prepayment Percentage (as defined below) of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), and (iii) the Class A Liquidation Amount (as defined below).

         The "Class A Liquidation Amount" is the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class A Percentage of the principal balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, with respect to any Group II Discount Mortgage Loan) and (ii) the Class A Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         The "Class A Percentage" for any Distribution Date will equal the lesser of (i) 100% and (ii) the sum of the Security Principal Balances of the Class A and Residual Securities divided by the aggregate Scheduled Principal Balance of the Group II Mortgage Loans (less the Class P Principal Balance), in each case immediately prior to the Distribution Date.

         The "Class A Lockout Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Class A Lockout Percentage (as defined below) of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (ii) the Class A Lockout Prepayment Percentage (as defined herein) of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount) and (iii) the Class A Lockout Liquidation Amount (as defined below).

         The "Class A Lockout Percentage" will equal (a) with respect to any Distribution Date occurring prior to the Distribution Date occurring in July 2002, 0%, and (b) with respect to any Distribution Date occurring in July 2002 and thereafter, the lesser of (i) 100% and (ii) the aggregate Security Principal Balances of the Class A Lockout Securities divided by the aggregate Scheduled Principal Balance of the Group II Mortgage Loans (less the Class P Principal Balance), in each case immediately prior to the Distribution Date. The "Class A Lockout Liquidation Amount" is the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the Class A Lockout Percentage of the principal balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable) and (ii) the Class A Lockout Prepayment Percentage (as defined herein) of the Liquidation Principal with respect to such Mortgage Loan.

         For any Distribution Date and for either Mortgage Loan Group, the "Principal Payment Amount" is the sum of scheduled principal payments on the Mortgage Loans in such Mortgage Loan Group due on the related Due Date. For any Distribution Date and for either Mortgage Loan Group, the "Principal Prepayment Amount" is the sum of (i) all partial principal prepayments from the Mortgage Loans in such Mortgage Loan Group which were received during the preceding calendar month, (ii) all principal prepayments in full from the Mortgage Loans in such Mortgage Loan Group received from the 15th day of the month immediately prior to the month of such Distribution Date through the 14th day of the month of such Distribution Date (provided that principal prepayments in full received from the Cut-off Date through June 14, 1997 will be passed through to holders of Securities on the July 1997 Distribution Date), (iii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Mortgage Loan Group which was repurchased as permitted or required by the Pooling and Servicing Agreement during the calendar month preceding the month of the Distribution Date and (iv) any other unscheduled payments of principal which were received from the Mortgage Loans in such Mortgage Loan Group during the preceding calendar month, other than principal prepayments in full, partial principal prepayments or Liquidation Principal. Except as described herein, principal distributions to the Class FXA Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for the Group I Mortgage Loans and principal distributions to the Class A Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for the Group II Mortgage Loans. Principal distributions to the Subordinate Securities will be based on the Principal Payment Amount, Principal Prepayment Amount and Liquidation Principal for both Mortgage Loan Groups.

         The "Class FXA Prepayment Percentage" and "Class A Prepayment Percentage" for any Distribution Date occurring will be as follows: for any Distribution Date occurring prior to July 2002, 100%; for any Distribution Date in July 2002 through and including June 2003, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 70% of the Subordinate Percentage (as defined herein) for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in July 2003 through and including June 2004, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 60% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in July 2004 through and including June 2005, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 40% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; for any Distribution Date occurring in July 2005 through and including June 2006, the Class FXA or Class A Percentage, as the case may be, for such Distribution Date plus 20% of the Subordinate Percentage for the related Mortgage Loan Group for such Distribution Date; and for any Distribution Date occurring in or after July 2006, the Class FXA or Class A Prepayment Percentage will be the Class FXA or Class A Percentage, as the case may be, for such Distribution Date. Any scheduled reduction to the Class FXA and Class A Prepayment Percentage described above shall not be made as of any Distribution Date unless for both Mortgage Loan Groups both (i)(X) the average outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Class B Loan Group Component Balance (as defined below), is less than 50% or (Y) the average outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Mortgage Loans in such Mortgage Loan Group over the last six months, does not exceed 2% and (ii) realized losses on the Mortgage Loans in the related Mortgage Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance. The "Class B Loan Group Component Balance" at any time for either Mortgage Loan Group shall equal the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group minus the then outstanding Security Principal Balance of the Class FX Securities, with respect to Group I, or the Class II Securities, with respect to Group II. Upon reduction of the Security Principal Balance of the Class FXA Securities, or the Security Principal Balance of the Class A Securities, as applicable, to zero, the Class FXA Prepayment Percentage or Class A Percentage, as appropriate, will equal 0%. Notwithstanding the above, if on any Distribution Date, the Class FXA or Class A Percentage exceeds the initial related Class FXA or Class A Percentage, then both the Class FXA and Class A Prepayment Percentages for such Distribution Date will equal 100%.

         The "Class FX Lockout Prepayment Percentage" will equal the product of
(a) the Class FX Lockout Percentage and (b) the Step Down Percentage (as defined below); provided, however, if on any Distribution Date the Security Principal Balances of the Class FXA Securities, other than the Class FX Lockout Securities, have been reduced to zero, the "Class FX Lockout Prepayment Percentage" shall be equal to the Class FXA Prepayment Percentage for such Distribution Date.

         The "Class A Lockout Prepayment Percentage" will equal the product of
(a) the Class A Lockout Percentage and (b) the Step Down Percentage; provided, however, if on any Distribution Date the Security Principal Balances of the Class A Securities, other than the Class A Lockout Securities, have been reduced to zero, the "Class A Lockout Prepayment Percentage" shall be equal to the Class A Prepayment Percentage for such Distribution Date.

         The "Step Down Percentage" for any Distribution Date will be the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN               STEP DOWN PERCENTAGE

July 1997 through June 2002                             0%
July 2002 through June 2003                            30%
July 2003 through June 2004                            40%
July 2004 through June 2005                            60%
July 2005 through June 2006                            80%
July 2006 and thereafter                              100%

         Cross-Collateralization. On each Distribution Date prior to the occurrence of the Credit Support Depletion Date, but on or after the reduction of the Security Principal Balance of either the Class FX or Class II Securities to zero, all principal on the Mortgage Loans in the Mortgage Loan Group relating to either such Class FXA or Class A Securities that have been paid in full will be paid as principal, after distributions of principal to the related Principal Only Securities, to the remaining Class FX or Class II Securities, as applicable, in accordance with the order set forth under the applicable Principal Distribution Amount beginning with clause (ii) for the Class FXA Securities and with clause (iii) for the Class II Securities thereof as described in "-- Distributions of Principal" herein, and in reduction of the Security Principal Balances of such remaining Class FX or Class II Securities, as applicable, provided that on such Distribution Date (a) the then current Class B Percentage is less than two (2) times the initial Class B Percentage, or
(b) the average outstanding principal balance of the Mortgage Loans in either Mortgage Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Class B Loan Group Component Balance, is greater than or equal to 50%.

         In addition, if on any Distribution Date the aggregate Security Principal Balances of the Class FX or Class II Securities is greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group, less the Class FXP or Class P Fraction of any Group I or Group II Discount Mortgage Loans (the "Undercollateralized Group"),

         (i) the portion of the Available Distribution (after giving effect to clause (ii) below) in respect of principal on the Mortgage Loans in the other Mortgage Loan Group (the "Overcollateralized Group") remaining after distributions of principal to the Principal Only Securities and the other Classes of Senior Securities of the Overcollateralized Group will be distributed to the Senior Securities of the Undercollateralized Group in accordance with the order set forth under the applicable Principal Distribution Amount beginning with clause (ii) thereof, as described above, until the aggregate Security Principal Balance of the Senior Securities of the Undercollateralized Group equals the aggregate Scheduled Principal

         Balance of the Mortgage Loans in the related Mortgage Loan Group less the Class FXP or Class P Fraction of any Group I or Group II Discount Mortgage Loans in such Mortgage Loan Group, as applicable, and

         (ii) the Available Distribution of the Overcollateralized Group will be reduced (after distributions to the Overcollateralized Group pursuant to subclauses (a)(i) and (ii) or (b)(i) and (b)(ii), as applicable, under "-- Priority of Distributions" herein) in an amount equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 8.00% per annum if the Undercollateralized Group are Group I Mortgage Loans and 7.75% per annum if the Undercollateralized Group are Group II Mortgage Loans, plus any shortfall of interest on the Senior Securities of the Undercollateralized Group from prior Distribution Dates, including accrued and unpaid interest on such shortfall at the rate described above (any amount covering interest shortfalls and interest accrued thereon, will be distributed to the applicable Class or Classes of Securities in the priority of interest payable on such Class of Securities on such Distribution Date) and such amount will be included in the Available Distribution with respect to the Undercollateralized Group.

         In the event the Class FX Securities are the Undercollateralized Group, the reduction in the Available Distribution of the Overcollateralized Group to pay interest to the Undercollateralized Group as described above may cause a shortfall in the amount of principal and interest otherwise distributable to the Subordinate Securities and further to the amount of principal otherwise distributable to the Class II Securities because the Class II Securities have Pass-Through Rates less than the Class FX Securities. Such shortfall shall be payable from amounts otherwise distributable first from the Subordinate Securities in reverse order of their priority of payment and then from the Class II Securities in respect of principal. The "Class B Percentage," as of any Distribution Date, is a percentage the numerator of which is the outstanding aggregated Scheduled Principal Balance of the Mortgage Loans minus the then outstanding Security Principal Balance of the Senior Securities and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans.

         Subordinate Principal Distribution Amount. The "Subordinate Principal Distribution Amount" for any Distribution Date will be equal to the excess of
(A) the sum of (i) the Subordinate Percentage for Group I of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), (ii) the Subordinate Percentage for Group II of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount), (iii) the Subordinate Prepayment Percentage for Group I (as defined below) of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Principal Distribution Amount), (iv) the Subordinate Prepayment Percentage for Group II of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Principal Distribution Amount) and (v) the Subordinate Liquidation Amount (as defined below) over (B) the sum of (x) the amounts required to be distributed to the Principal Only Securities pursuant to clause (iv) of paragraphs (a) and (b) under "-- Priority of Distributions" herein on such Distribution Date, (y) in the event that the Security Principal Balance of either the Class FXA or Class A Securities has been reduced to zero, principal paid from the Available Distribution for the Mortgage Loan Group related to such Class FXA or Class A Securities to the remaining Class FXA or Class A Securities and (z) the amounts in respect of principal paid from the Available Distribution of an Overcollateralized Group to an Undercollateralized Group as described in the immediately preceding paragraph.

         The "Subordinate Percentage" for Group I for any Distribution Date will equal the excess of 100% over the Class FXA Percentage.

         The "Subordinate Percentage" for Group II for any Distribution Date will equal the excess of 100% over the Class A Percentage.

         The "Subordinate Prepayment Percentage" for Group I will equal the excess of 100% over the Class FXA Prepayment Percentage and the "Subordinate Prepayment Percentage" for Group II will equal the excess of 100% over the Class A Prepayment Percentage.

         The "Subordinate Liquidation Amount" will equal the excess, if any, of the (i) aggregate Liquidation Principal for all Mortgage Loans which became Liquidated Loans during the calendar month preceding the month of the Distribution Date (other than any such amounts allocated to the Principal Only Securities), over (ii) the sum of the Class FXA Liquidation Amount, the Class FX Lockout Liquidation Amount, Class A Liquidation Amount, and the Class A Lockout Liquidation Amount for such Distribution Date.

         The rights of the holders of the Subordinate Securities to receive distributions of interest and principal are subordinated to the rights of the holders of the Senior Securities to receive distributions of interest and principal.

See "-- Subordination and Allocation of Losses" herein.

Subordination and Allocation of Losses

         The Subordinate Securities will be subordinate in right of payment to and provide credit support to the Senior Securities, the Non-Offered Subordinate Securities will be subordinate in right of payment to and provide credit support to the Offered Subordinate Securities, the Class B-3 Securities will be subordinate in right of payment to and provide credit support to the Class B-1 and Class B-2 Securities and the Class B-2 Securities will be subordinate in right of payment to and provide credit support to the Class B-1 Securities, to the extent described herein. The support provided by the Subordinate Securities is intended to enhance the likelihood of regular receipt by the Senior Securities of the full amount of the monthly distributions of interest and principal, as applicable, to which they are entitled and to afford such Securities protection against certain losses. The protection afforded to the Senior Securities by the Subordinate Securities will be accomplished by the preferential right on each Distribution Date of the Senior Securities to receive distributions of interest and principal, as applicable, prior to distributions of interest or principal to the Subordinate Securities. The support provided by the Non-Offered Subordinate Securities to the Offered Subordinate Securities is intended to enhance the likelihood of regular receipt by the Offered Subordinate Securities of the full amount of monthly distributions of interest to which they are entitled and to afford such holders protection against certain losses. The protection afforded the Class B-1 Securities by the Class B-2 and Class B-3 Securities, and the protection afforded the Class B-2 Securities by the Class B-3 Securities, will be similarly accomplished by the preferential right of the Class B-1 Securities to receive distributions of interest prior to distributions of interest to the Class B-2 and Class B-3 Securities and the preferential right of the Class B-2 Securities to receive such distributions of interest prior to such distributions to the Class B-3 Securities.

         Except for Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, any Realized Loss with respect to a Mortgage Loan will be allocated among the Securities (i) for losses allocable to principal (a) first, to each Class of Non-Offered Subordinate Securities (in reverse numerical order), (b) second, to the Class B-3 Securities, (c) third, to the Class B-2 Securities, (d) fourth, to the Class B-1 Securities, in each case until the Security Principal Balance of such Class has been reduced to zero, and then, (x) in the case of losses on a Group I Mortgage Loan, to the Class FX Securities, other than the Class FXP Securities, pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances and (y) in the case of losses on a Group II Mortgage Loan, to the Class II Securities, other than the Class P Securities, pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances; provided, however, that in each case if the loss is recognized with respect to a Group I Discount Mortgage Loan or Group II Discount Mortgage Loan, the Class FXP or Class P Fraction of such loss will first be allocated to the Class FXP or Class P Securities, as applicable, and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for losses allocable to interest (a) first, to each Class of Non-Offered Subordinate Securities (in reverse numerical order), in reduction of accrued but unpaid interest thereon and then in reduction of the aggregate Security Principal Balance thereof, (b) second, to the Class B-3 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof, (c) third, to the Class B-2 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof, (d) fourth, to the Class B-1 Securities, in reduction of accrued but unpaid interest thereon and then in reduction of the Security Principal Balance thereof and (e) fifth, (x) in the case of losses on a Group I Mortgage Loan, to the Class FX Securities, other than the Class FXP Securities, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances and (y) in the case of losses on a Group II Mortgage Loan, to the Class II Securities, other than the Class P Securities, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Security Principal Balances in reduction of their respective Security Principal Balances.

         On each Distribution Date, after giving effect to the principal distributions and allocation of losses as described above, if the Security Principal Balances of all outstanding Securities exceed the aggregate Scheduled Principal Balance of the Mortgage Loans, as of such date, then the excess of the Security Principal Balance of the Securities over such aggregate Scheduled Principal Balance will be deemed to be a principal loss, which will be allocated to the most subordinate Class of Subordinate Securities.

         Investors in the Senior Securities should be aware that because the Subordinate Securities represent interests in both Loan Groups, the Security Principal Balances of Subordinate Securities could be reduced to zero as a result of a disproportionate amount of losses on the Mortgage Loans in one Mortgage Loan Group. Therefore, notwithstanding that losses on the Mortgage Loans in one Mortgage Loan Group may only be allocated to the related Senior Securities (except for Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), the allocation to the Subordinate Securities of losses on the Mortgage Loans in the other Mortgage Loan Group will increase the likelihood that losses may be allocated to such Senior Securities.

         Special Hazard Losses in excess of the Special Hazard Coverage ("Excess Special Hazard Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Special Hazard Coverage" is expected to equal approximately $2,798,548 as of the Cut-off Date. On each anniversary of the Cut-off Date, the Special Hazard Coverage will be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate Scheduled Principal Balance of the Mortgage Loans, (b) 1% of the aggregate Scheduled Principal Balance of the Mortgage Loans and (c) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month and (2) the Special Hazard Coverage as of the Cut-off Date as reduced by the Special Hazard Losses allocated to the Securities since the Cut-off Date.

         Fraud Losses in excess of the Fraud Coverage ("Excess Fraud Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Fraud Coverage" is expected to equal approximately $4,361,339 as of the Cut-off Date. Fraud Coverage will be reduced, from time to time, by the amount of Fraud Losses allocated to the Securities. On each anniversary of the Cut-off Date, Fraud Coverage will be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage as of the Cut-off Date over cumulative Fraud Losses allocated to the Securities to date. On the fifth anniversary of the Cut-off Date, Fraud Coverage will be reduced to zero.

         Mortgagor Bankruptcy Losses in excess of the Bankruptcy Coverage ("Excess Bankruptcy Losses") will be allocated to the outstanding Classes of Securities by Pro Rata Allocation. "Bankruptcy Coverage" is expected to equal approximately $100,000 as of the Cut-off Date. Bankruptcy Coverage will be reduced, from time to time, by the amount of Mortgagor Bankruptcy Losses allocated to the Securities.

         Extraordinary Losses also will be allocated to the outstanding Classes of Securities by Pro Rata Allocation.

         As used herein, "Pro Rata Allocation" means (i) the allocation of the principal portion of losses relating to a Mortgage Loan to all Classes of Securities, other than the Principal Only Securities, pro rata according to their respective Security Principal Balances, except if the loss is recognized with respect to a Group I Discount Mortgage Loan or a Group II Discount Mortgage Loan, the applicable Class FXP Fraction or Class P Fraction of such loss will first be allocated to the related Principal Only Securities, and (ii) the allocation of the interest portion of losses relating to a Mortgage Loan to all Classes of Securities pro rata according to the amount of interest accrued on each such Class, other than the Principal Only Securities, in reduction thereof and then in reduction of their related Security Principal Balance.

         Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage may also be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Offered Securities by the Rating Agencies. Such a reduction, in the event of Special Hazard Losses, Fraud Losses or Mortgagor Bankruptcy Losses, could adversely affect the level of protection afforded the Senior Securities by subordination of the Subordinate Securities or the level of protection afforded the Offered Subordinate Securities by the Non-Offered Subordinate Securities.

         Investors in the Senior Securities should be aware that the applicable coverages for such losses cover Mortgage Loans in both Mortgage Loan Groups as long as any Subordinate Securities are outstanding. Therefore, in the event Mortgage Loans in a Mortgage Loan Group suffer a high level of Special Hazard Losses, Fraud Losses or Mortgagor Bankruptcy Losses, it will reduce the available coverage for the related Senior Securities and may cause Senior Securities relating to the other Mortgage Loan Group to suffer losses in the event Mortgage Loans in either Mortgage Loan Group suffer such losses after the available coverage has been exhausted.

Optional Purchase of Delinquent Mortgage Loans

         The Master Servicer will have the right to purchase from the Trust any Mortgage Loan that is 90 days or more delinquent (i.e., any Mortgage Loan on which the related mortgagor has failed to make four consecutive monthly payments) if the Master Servicer determines that such Mortgage Loan otherwise would become subject to foreclosure or related proceedings. The purchase price for any such Mortgage Loan will equal the outstanding principal balance of such Mortgage Loan plus accrued and unpaid interest thereon (adjusted to the related Net Rate) to the first day of the month in which the amount of such purchase price will be distributed to the Securityholders. The Master Servicer will be obligated to deposit into the Custodial Account the purchase price for any Mortgage Loan purchased by it as described above.

Advances

         Prior to each Distribution Date, the Master Servicer is required to make Advances (out of its own funds or funds held in the Custodial Account for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fee) that were due on the Mortgage Loans on the immediately preceding Due Date and delinquent as of the close of business on the related Determination Date.

         Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Securities. The purpose of making such Advances is to maintain a regular cash flow to the Securityholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to reductions in the amount of monthly payments due to certain bankruptcy proceedings not including any permanent forgiveness ("Debt Service Reductions") or Soldiers' and Sailors Shortfalls or shortfalls due to similar legislation or regulations (as defined herein). Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default (as defined herein) thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

         All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed in whole or in part following the final liquidation of the related Mortgage Loan, (i) if the Offered Subordinate Securities are outstanding and the Security Principal Balance of the Non-Offered Subordinate Securities has not been reduced to zero, from amounts otherwise distributable to the Non-Offered Subordinate Securities (in reverse numerical order), (ii) if the Offered Subordinate Securities are outstanding but the Security Principal Balance of the Non-Offered Subordinate Securities have been reduced to zero, from amounts otherwise distributable on the Class B-3 Securities, (iii) if the Class B-1 and Class B-2 Securities are outstanding but the Security Principal Balance of the Class B-3 Securities has been reduced to zero, from amounts otherwise distributable on the Class B-2 Securities, and (iv) if the Class B-1 Securities are outstanding but the Security Principal Balances of the Class B-2 and the Class B-3 Securities have been reduced to zero, from amounts otherwise distributable on the Class B-1 Securities; provided, however, that any such Advances that were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and other similar risks ("Extraordinary Losses") are reimbursable to the Master Servicer out of any funds in the Custodial Account prior to distributions on any of the Securities and the amount of such losses will be allocated as described herein. In addition, if the Security Principal Balances of the Subordinate Securities have been reduced to zero, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account prior to distributions on the Securities. The effect of these provisions on the Subordinate Securities is that, with respect to any Advance that remains unreimbursed following the final liquidation of the related Mortgage Loan, the entire amount of the reimbursement for such Advance will be borne by the holders of the Subordinate Securities (except as described above), to the extent of all amounts otherwise distributable to such holders.

Example of Distributions

         The following chart sets forth an example of distributions on the Securities for the first month of the Trust's existence.


June 1......................Cut-off Date.                     The initial principal balance of the Mortgage Pool will
                                                              be the aggregate outstanding principal balance of the
                                                              Mortgage Loans as of June 1, 1997, after deducting any
                                                              principal payments due on or before such date.  Any
                                                              principal and interest payments due on or before June 1
                                                              will not be part of the Mortgage Pool.

June 1 through
July 14.....................Prepayment Period.                Prepayments in full with interest thereon to the date of
                                                              such prepayment in full, received at any time during
                                                              this period will be deposited into the Custodial Account
                                                              for distribution to Securityholders on July 25.

June 30.....................Record Date.                      Distributions on July 25 will be made to Securityholders
                                                              of record at the close of business on the last business
                                                              day of the month immediately preceding the month of
                                                              distribution.

June 2 through
July 15.....................Collection Period.                Payments due during the related Due Period (June 2
                                                              through July 1) from mortgagors will be deposited in
                                                              the Custodial Account as received, and will include
                                                              scheduled principal payments plus interest on the June
                                                              balances.

July 15.....................Determination Date.               On the second business day following the Determination
                                                              Date, the amounts of principal and interest that will be
                                                              distributed on July 25 will be determined by the
                                                              Trustee.

                                      S-64



July 24.....................Security Account                  On the business day immediately preceding the
                            Deposit Date.                     Distribution Date, the Master Servicer will remit to the
                                                              Trustee the amount
                                                              of principal and
                                                              interest to be
                                                              distributed to the
                                                              Securityholders on
                                                              such Distribution
                                                              Date from amounts
                                                              on deposit in the
                                                              Custodial Account,
                                                              together with any
                                                              Advances required
                                                              to be made by the
                                                              Master Servicer
                                                              for such
                                                              Distribution Date.

July 25.....................Distribution Date.                On July 25, the Trustee will distribute or cause to be
                                                              distributed to the Securityholders the amounts
                                                              determined as of the second business day following the
                                                              Determination Date.  If a Monthly Payment due during
                                                              the related Due Period is received from a mortgagor
                                                              after July 15 and an Advance has been made with
                                                              respect to such late payment from the Custodial
                                                              Account, such late payment will be deposited into the
                                                              Custodial Account as reimbursement therefor.  If the
                                                              Master Servicer has made an Advance with respect to
                                                              such late payment from its own funds, the Master
                                                              Servicer will reimburse itself to the extent permitted by
                                                              the Pooling and Servicing Agreement by withdrawing
                                                              from the Custodial Account the amount relating to such
                                                              Advance.  If no such Advance has been made with
                                                              respect to such late payment, the proceeds of such late
                                                              payment will be distributed to the Securityholders on
                                                              the Distribution Date occurring in August.


         Succeeding months follow the same pattern, except for the Cut-off Date and except that the Distribution Date will be the 25th day of the month (or, if such day is not a business day, the business day immediately following such day).

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         Distributions of interest on the Securities entitled to interest distributions on any Distribution Date will include interest accrued thereon through the last day of the month preceding the month in which such Distribution Date occurs. Because interest will not be distributed on such Securities until the 25th day (or, if such day is not a business day, then on the next succeeding business day) of the month following the month in which such interest accrues on the Mortgage Loans, the effective yield to the holders of such Securities will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price.

         The yield to maturity of any Security will be affected by the timing and amount of payments of principal of the related Mortgage Loans. If the purchaser of a Security offered at a discount from its Parity Price (as defined below) calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is faster than that actually received on certain of the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium over its Parity Price calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is slower than that actually received on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. "Parity Price" of a Security is the price at which such Security will yield its coupon, after giving effect to any payment delay.

         The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         The Mortgage Loans may be prepaid by the Borrowers at any time without payment of any prepayment fee or penalty. Investors should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of principal distributions on the Securities, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts received as principal distributions on such investor's Security may be lower than the interest rate borne by such Security. Conversely, slow rates of prepayments on the Mortgage Loans, and therefore of principal distributions on the Securities, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively low.

         Because the rate of principal payments (including prepayments) on the Mortgage Loans may significantly affect the weighted average life and other characteristics of any Class of Securities, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Securities to their investment objectives.

         The Securities are subject to various priorities for payment of principal, as described herein. Distributions of principal on the Classes of Class FXA and Class A Securities having an earlier priority of payment will be affected by the rates of prepayment of the Group I Mortgage Loans and Group II Mortgage Loans, respectively, early in the life of the Mortgage Pool. The timing of commencement of principal distributions and the weighted average lives of the Classes of Class FXA and Class A Securities with a later priority of payment will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such Classes. Furthermore, as described under "Description of the Securities -- Distributions of Principal" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Group I Mortgage Loans and Group II Mortgage Loans will be allocated among the Class FXA Securities (other than the Class FX Lockout Securities) and Class A Securities (other than the Class A Lockout Securities), respectively, and, during certain periods, no principal prepayments or (relative to the related Subordinate Percentage) a disproportionately small portion of principal prepayments on the Mortgage Loans will be allocated to the Subordinate Securities. The allocation of all or a disproportionately large percentage of principal prepayments to the Senior Securities (other than the Lockout Securities) will cause the Security Principal Balances of the Lockout Securities and the Subordinate Securities to decline more slowly than would be the case if the Lockout Securities and the Subordinate Securities received their proportionate share of principal prepayments. In addition, to the extent that all or a disproportionately large percentage of principal prepayments are allocated to the Senior Securities during any period as described herein, the percentage upon which future allocations of prepayments to the Class FXA Securities or Class A Securities, as applicable, would thereafter be based would, assuming a high level of prepayments but a low level of losses on the Mortgage Loans, be significantly decreased, with the result that principal payments, including principal prepayments subsequent to such periods, would be allocated to the holders of the Subordinate Securities in a greater percentage than the Subordinate Percentage. The rates of Prepayments on the Group I Mortgage Loans relative to the rates of Prepayments on the Group II Mortgage Loans may also reduce the Pass-Through Rates, and therefor the yield, on the Subordinate Securities.

         The Pass-Through Rates on the Classes of Class FXA Securities and the Class A Securities are fixed and will not change in response to changes in market interest rates. The Pass-Through Rates on the Offered Subordinate Securities will equal the, for each Distribution Date, the sum of (i) the Scheduled Principal Balances of the Group I Mortgage Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date whether or not received, multiplied by 8.00% and (ii) the Scheduled Principal Balance of the

Group II Mortgage Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date whether or not received, multiplied by 7.75%, divided by the Scheduled Principal Balances of all Mortgage Loans in both Loan Groups. While the Pass-Through Rates on the Strip Securities are fixed, the Class FXS and Class S Notional Amounts are based on the weighted average of the Stripped Interest Rates on the Group I Premium Rate Mortgage Loans and Group II Premium Rate Mortgage Loans, respectively, which will not change in response to market interest rates. In addition, the amount of interest payable on the Class FXA-2 and Class A-4 Securities is based on the sum of the Security Principal Balances of the related Classes of Lockout Securities multiplied at a rate of 0.75% per annum, which rate will not change in response to market conditions. Accordingly, if market interest rates or market yields for securities similar to the Offered Securities were to rise, the market value of the Offered Securities may decline.

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance mortgage loans may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Premises are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         As described under "Description of the Securities -- Subordination and Allocation of Losses" and "Description of the Securities -- Advances," amounts otherwise distributable to holders of the Subordinate Securities will be made available to protect the holders of the Senior Securities against interruptions in distributions due to certain mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies will affect the yield to investors in the Offered Subordinate Securities to the extent not covered by the Non-Offered Subordinate Securities, with the yield on the Class B-2 Securities being relatively more sensitive than on the Class B-1 Securities and the Class B-3 Securities being the most sensitive class of Offered Subordinate Securities. Even if subsequently cured, such delinquencies may affect the timing of the receipt of distributions by the holders of Securities because the entire amount (rather than a pro rata portion) thereof would be borne by such Class of Securities. Furthermore, the Classes of Principal Only Securities will share in the principal portions of Realized Losses on the Mortgage Loans in the related Mortgage Loan Group only to the extent they are incurred with respect to Group I or Group II Discount Mortgage Loans, as appropriate, and only to the extent of the related Class FXP or Class P Fractions thereof, as appropriate. Thus, after the Subordinate Securities are retired, or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Securities may be affected to a greater extent by losses on non-discount Mortgage Loans than by losses on Group I and Group II Discount Mortgage Loans. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on the Subordinate Securities if it delays the scheduled reduction of the Class FXA or Class A Prepayment Percentage, as applicable, or affects the allocation of prepayments among the Subordinate Securities.

         When a principal prepayment in full is made on a Mortgage Loan, the mortgagor is charged interest only for the period from the Due Date of the immediately preceding monthly payment up to the date of such prepayment, instead of for a full month. Partial principal prepayments are applied as of the first day of the month of receipt, with a resulting reduction in interest payable for the month during which the partial prepayment is made. Full prepayments received after the 15th calendar day of any month will be distributed to Securityholders on the Distribution Date in the month following the month of receipt. Partial prepayments received in any calendar month will be distributed to Securityholders on the Distribution Date in the month following the month of receipt. With respect to such full prepayments, the Master Servicer is obligated to fund shortfalls in collection of one full month's interest (adjusted to the related Net Rate) but only to the extent of the Servicing Fee otherwise payable to the Master Servicer. Accordingly, to the extent any such shortfall in interest collections exceeds the amount that the Master Servicer is obligated to fund, the effect of any such principal prepayment will be to reduce the aggregate amount of interest that is available for distribution to the Securityholders, and will be allocated among the Securities in proportion to the interest otherwise distributable or accrued thereon.

         In addition, the yield to maturity of the Offered Securities will depend on the prices paid by the holders of the Offered Securities and the related Pass-Through Rates. The extent to which the yield to maturity of an Offered Security is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium. For additional considerations relating to the yield on the Securities, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         Any redemption of the Securities will have an adverse effect on the yield to maturity of any Securities purchased at a premium, because such redemption will have the same effect as a prepayment in full of the Mortgage Loans.

         The Class R and Class RP Securities, which represent the residual interests in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after-tax return. See "Special Tax Considerations" herein.

Weighted Average Life

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered Securities will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. This Prospectus Supplement uses two different models: the Class II Securities use the Basic Prepayment Assumption (the "Basic Prepayment Assumption") and the Class FX Securities use the Alternative Prepayment Assumption (the "Alternative Prepayment Assumption," and together with the Basic Prepayment Assumption, the "Prepayment Assumptions"), each as described herein. The Offered Subordinate Securities use both Prepayment Assumption models.

         Basic Prepayment Assumption. The Basic Prepayment Assumption assumes a per annum rate of prepayment of 0.20% of the then outstanding principal balance of a pool of mortgage loans in the first month after formation of such pool of mortgage loans, following which, such annual prepayment rate increases by 0.20% each month until the 30th month after formation of such pool of mortgage loans and remains constant at 6% per annum in the 30th month after formation of such pool of mortgage loans and in each month thereafter. 0% of the Basic Prepayment Assumption indicates no prepayments are received; 100% of the Basic Prepayment Assumption indicates prepayments at 1.00 times the Basic Prepayment Assumption; 150% of the Basic Prepayment Assumption indicates prepayments at 1.50 times the Basic Prepayment Assumption; 200% of the Basic Prepayment Assumption indicates prepayments at 2.00 times the Basic Prepayment Assumption; 300% of the Basic Prepayment Assumption indicates prepayments at 3.00 times the Basic Prepayment Assumption; and 500% of the Basic Prepayment Assumption indicates prepayments at
5.00 times the Basic Prepayment Assumption.

         Alternative Prepayment Assumption. The Alternative Prepayment Assumption represents an assumed rate of prepayment each month relative to then outstanding principal balance of a pool of mortgage loans. A 100% Alternative Prepayment Assumption assumes a Constant Prepayment Rate ("CPR") of 4.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 1.09% per annum in each month thereafter through the twelfth month. Beginning in the thirteenth month and in each month thereafter during the life of the mortgage loans, a 100% Alternative Prepayment Assumption assumes a CPR of 16% per annum each month. As used in the table below, a 50% Alternative Prepayment Assumption assumes prepayment rates equal to 50% of the Alternative Prepayment Assumption. Correspondingly, a 200% Alternative Prepayment Assumption assumes prepayment rates equal to 200% of the Alternative Prepayment Assumption, and so forth.

         Neither Prepayment Assumption purports to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Pool, and there is no assurance that the Mortgage Loans will prepay at any given percentage of either Prepayment Assumption. The actual rate of principal prepayments on the Mortgage Loans may be influenced by a variety of economic, geographic, social and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the Mortgage Loans.

         Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. A comparatively low interest-rate environment may result in a higher than expected rate of prepayments on the Mortgage Loans and an earlier than expected retirement of the Securities.

         The Seller makes no representation as to the specific factors that will affect the prepayment of the Mortgage Loans or the relative importance of such factors. Factors not identified by the Seller or discussed herein may significantly affect the prepayment rate of the Mortgage Loans. In particular, the Seller makes no representation as to the percentage of the principal amount of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment.

         For purposes of the tables set forth in Appendices A and B, it is assumed that (i) scheduled payments on all Mortgage Loans are received on the first day of each month beginning July 1, 1997, (ii) any payoff in full on the Mortgage Loans are received on the last day of each month beginning in June 1997 and include 30 days of interest thereon, (iii) there are no defaults or delinquencies on the Mortgage Loans, (iv) optional termination of the Trust does not occur, (v) the Mortgage Loans in each Mortgage Loan Group are comprised of two subgroups of hypothetical mortgage loans which have the common characteristics indicated:

                GROUPS OF HYPOTHETICAL MORTGAGE LOANS -- GROUP I


        Principal          Remaining Term         Original Term              Note                    Net
         Balance              (Months)              (Months)                 Rate                   Rate

      $106,226,910               358                   359                8.9501561888%         8.6901561888%
       $10,020,079               351                   353                8.0980886607%         7.8389886607%

               GROUPS OF HYPOTHETICAL MORTGAGE LOANS -- GROUP II

        Principal          Remaining Term         Original Term              Note                    Net
         Balance              (Months)              (Months)                 Rate                   Rate

       $60,070,973               358                   359                8.3760333946%         8.1160333946%
       $41,748,987               359                   360                7.8766979972%         7.6166979972%


(vi) there are no partial prepayments on the Mortgage Loans and prepayments are computed after giving effect to scheduled payments received on the following day, (vii) the Mortgage Loans prepay at the indicated constant percentages of applicable Prepayment Assumption, (viii) the date of issuance for the Securities is June 26, 1997, (ix) cash distributions are received by the Securityholders on the 25th day of each month when due and (x) the Monthly Payments for each Mortgage Loan are computed based upon its unpaid Scheduled Principal Balance, Note Rate and remaining term such that the Mortgage Loan will fully amortize on its maturity date (collectively, the "Modeling Assumptions").

         Any discrepancy between the actual characteristics of the Mortgage Loans and the characteristics of the Mortgage Loans set forth above may affect the percentages of the initial Security Principal Balances set forth in the tables and the weighted average lives of the Offered Securities. In addition, to the extent that the characteristics of the Mortgage Loans differ and the initial Security Principal Balances differ from those assumed in preparing the tables in Appendices A and B, the outstanding Security Principal Balance of any Class of Offered Securities may be reduced to zero earlier or later than indicated by such tables.

         Variations in actual prepayment experience may increase or decrease the percentages of the original outstanding Security Principal Balances and the weighted average lives shown in the tables in Appendices A and B. Such variations may occur even if the average prepayment experience of all the Mortgage Loans equals the indicated percentage of the applicable Prepayment Assumption. There is no assurance, however, that prepayment of the Mortgage Loans will conform to any given percentage of the applicable Prepayment Assumption. Based on the foregoing assumptions, the tables indicate the projected weighted average lives of the Offered Securities and set forth the percentages of the initial outstanding Securities Principal Balance of each such Class of Offered Securities that would be outstanding after each of the dates shown at various constant percentages of the applicable Prepayment Assumption.

           YIELD CONSIDERATIONS WITH RESPECT TO THE STRIP SECURITIES
                         AND PRINCIPAL ONLY SECURITIES

         The yields to maturity on the Class FXS and Class S Securities and the Principal Only Securities will be extremely sensitive to the level of both the timing of and overall rate of receipt of prepayments on the Mortgage Loans in the related Mortgage Loan Group. The interest payable to the Class FXS Securities is based on the weighted average of the Stripped Interest Rates of the Group I Premium Rate Mortgage Loans. The interest payable to the Class S Securities is based on the weighted average of the Stripped Interest Rates of the Group II Premium Rate Mortgage Loans. Therefore the yield to maturity on the Class FXS and Class S Securities will generally decrease as a result of faster than expected prepayments on the Group I or Group II Premium Rate Mortgage Loans. Prospective investors should fully consider the risks associated with an investment in the Class FXS and Class S Securities, including the possibility that if the rate of prepayments on the Mortgage Loans in the related Mortgage Loan Group is rapid, such investors may not fully recoup their initial investments. Because the principal payable with respect to the Class FXP Securities (which are entitled to receive distributions of principal only) is derived from Group I Discount Mortgage Loans, the yield to maturity on the Class FXP Securities will be adversely affected by slower than expected prepayments of Group I Discount Mortgage Loans. Because the principal payable with respect to the Class P Securities (which are entitled to receive distributions of principal only) is derived from Group II Discount Mortgage Loans, the yield to maturity on the Class P Securities will be adversely affected by slower than expected prepayments of Group II Discount Mortgage Loans. Because the interest payable on the Class FXS and Class S Securities and the principal distributable to the Class FXP and Class P Securities are in part derived from different groups of Mortgage Loans within the related Mortgage Loan Group, it is possible that faster than expected prepayments with respect to the Class FXS and Class S Securities may occur at the same time as slower than expected prepayments with respect to the Principal Only Securities.

         To illustrate the significance of different rates of prepayment on the distributions on the Strip and the Principal Only Securities, the following tables indicate the approximate pre-tax yields to maturity (on a corporate bond equivalent basis) under the different percentages of the Basic Prepayment Assumption or Alternative Prepayment Assumption indicated. Because the rate of distribution of interest on the Class FXS and Class S Securities and the rate of distribution of principal on the Principal Only Securities will be directly related to the actual amortization (including prepayments) of the Mortgage Loans, which will include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the pre-tax yields to maturity on the Class FXS and Class S and the Principal Only Securities are likely to differ from those shown in the following tables even if all the Mortgage Loans prepay at the indicated constant percentages of the applicable Prepayment Assumption and the weighted average remaining terms to maturity of the Mortgage Loans are as assumed. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Securities may result in yields to maturity being different from those shown in such tables. Similarly, the yield on the Class FXA-2 and Class A-4 Securities will be sensitive to principal payments on the Class FX Lockout or Class A Lockout Securities, as applicable. To the extent that payment of principal, on the Mortgage Loans including prepayments thereon, are allocated to one or more Classes of Lockout Securities, the Notional Amount of the Class FXA-2 or Class A-4 Security will decrease, thereby decreasing yield. Discrepancies between assumed and actual characteristics and performances underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields to maturity in varying prepayment scenarios.

         In addition, it is highly unlikely that the Mortgage Loans will prepay at a constant level of Prepayment Assumption until maturity or that all of such Mortgage Loans will prepay at the same rate.

         The yield to maturity on the Strip Securities may be adversely affected if an optional termination of the Trust occurs.

         The tables set forth below are based on the Modeling Assumptions described under "Certain Yield and Repayment Considerations -- Weighted Average Life" and assume further that the Securities are purchased at prices (which include accrued interest in the case of the Strip Securities) equal to those set forth in the tables. There can be no assurance that the Mortgage Loans will have the assumed characteristics, will prepay at any of the rates shown herein, that the purchase prices of the Securities will be as assumed, or that the pre-tax yields to maturity will correspond to any of the pre-tax yields shown herein. The actual prices to be paid on the Strip and Principal Only Securities have not been determined and will be dependent on the characteristics of the Mortgage Pool as ultimately constituted. In addition to any other factors an investor may deem material, each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase a Class of Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
               OF THE CLASS FXA-2 SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION


ASSUMED PRICE                            50%               75%              100%            150%             200%

$1,049,806.......................      9.47%             8.30%             7.22%           3.08%           -7.28%


On the basis of approximately 168% of the Alternative Prepayment Assumption with a purchase price of $1,049,086, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class FXA-2 Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class FXA-2 Securities would not fully recoup the initial purchase price of such Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE CLASS FXS SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION


ASSUMED PRICE                            50%               75%              100%            150%             200%


$2,800,155.......................     18.13%            13.83%             9.43%           0.34%           -9.21%



On the basis of approximately 151% of the Alternative Prepayment Assumption with a purchase price of $2,800,155, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class FXS Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class FXS Securities would not fully recoup the initial purchase price of such Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE CLASS A-4 SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION


ASSUMED PRICE                            75%              150%              245%            400%             500%

$982,553.........................     10.25%             8.85%             7.23%           4.22%           -0.72%


On the basis of approximately 487% of the Basic Prepayment Assumption, a purchase price of $982,553, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class A-4 Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class A-4 Securities would not fully recoup the initial purchase price of such Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                 OF THE CLASS S SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION


ASSUMED PRICE                            75%              150%              245%            400%             500%


$923,160.........................     19.85%            15.97%            10.98%           2.66%           -2.84%



On the basis of approximately 448% of the Basic Prepayment Assumption, a purchase price of $923,160, which includes accrued interest, and the assumptions described above, the pre-tax yield to maturity of the Class S

Securities would be approximately 0%. If the actual prepayment rate were to exceed the rates assumed above, even for one month, while equaling such rates for all other months, an investor in the Class S Securities would not fully recoup the initial purchase price of such Securities.

                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                OF THE CLASS FXP SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

              PERCENTAGE OF THE ALTERNATIVE PREPAYMENT ASSUMPTION


ASSUMED PRICE                            50%               75%              100%            150%             200%

$123,705.........................      6.33%             8.73%            11.31%          16.76%           22.51%



                    SENSITIVITY OF PRE-TAX YIELD TO MATURITY
                 OF THE CLASS P SECURITIES TO PREPAYMENTS AT A

                            SPECIFIED ASSUMED PRICE

                 PERCENTAGE OF THE BASIC PREPAYMENT ASSUMPTION


ASSUMED PRICE                            75%              150%              245%            400%             500%


$430,856.........................      4.35%             6.40%             9.11%          13.29%           15.75%


         The pre-tax yields to maturity set forth in the preceding tables were calculated by determining the monthly discount rates (whether positive or negative) which, when applied to the assumed streams of cash flows to be paid on the Strip and Principal Only Securities, would cause the discounted present values of such assumed streams of cash flows to equal the assumed purchase price, including accrued interest, where applicable. These monthly discount rates were converted to corporate bond equivalent rates, which are higher than the monthly discount rates because they are based on semiannual compounding. These yields to maturity do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Strip or Principal Only Securities and thus do not reflect the return on any investment in the Strip or Principal Only Securities when any reinvestment rates other than the discount rates are considered.

         There are no historical prepayment data available for the Mortgage Pool, and comparable data are not available because the Mortgage Loans do not constitute a representative sample of mortgage loans generally. In addition, historical data available with respect to mortgage loans underlying mortgage pass-through certificates issued by the GNMA, FNMA and FHLMC may not be comparable to prepayments expected to be experienced by the Mortgage Pool because the Mortgage Loans may have characteristics which differ from the mortgage loans underlying certificates issued by GNMA, FNMA and FHLMC.

         The Seller makes no representation that the Mortgage Loans will prepay in the manner or at any of the rates assumed above. Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase any of the Securities. Since the rate of principal payments (including prepayments) with respect to, and repurchases of, the Mortgage Loans will significantly affect the yields to maturity on the Offered Securities, prospective investors are urged to consult their investment advisors as to both the anticipated rate of future principal payments (including prepayments) on the Mortgage Loans and the suitability of the Securities to their investment objectives.

                        POOLING AND SERVICING AGREEMENT

General

         The Securities will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Securities. References to the "Trust Agreement" or the "Servicing Agreement" in the Prospectus shall be deemed to mean the "Pooling and Servicing Agreement" in this Prospectus Supplement. The Offered Securities will be transferable and exchangeable at the Corporate Trust Office of the Trustee, which will serve as Security Registrar and Paying Agent. The Trustee will provide a prospective or actual Securityholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the Corporate Trust Office of the Trustee at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126.

Assignment of Mortgage Loans

         The Mortgage Loans will be assigned by the Seller to the Trustee pursuant to the terms of the Pooling and Servicing Agreement, together with all principal and interest due on the Mortgage Loans after the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Securities. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement which will specify with respect to each Mortgage Loan, among other things, the original principal balance, the principal balance as of the close of business on the Cut-off Date, the Monthly Payment, the maturity date and the Note Rate.

         As to each Mortgage Loan, the following documents are required to be delivered to the Trustee in accordance with the Pooling and Servicing Agreement:
(i) the original Mortgage Note endorsed "Pay to the order of The First National Bank of Chicago, as Trustee without recourse;" (ii) the original Mortgage with evidence of recording thereon, or a certified copy thereof; (iii) a duly executed original assignment of the Mortgage in recordable form to "The First National Bank of Chicago, as Trustee;" (iv) originals or certified copies of all recorded intervening assignments of Mortgage; (v) the original or a certified copy of the policy of title insurance, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company; (vi) originals, or certified copies, of each assumption, extension, modification, written assurance or substitution agreements, if applicable; and (vii) evidence of any primary mortgage insurance policy. The assignments to the Trustee in connection with each Mortgage Loan are required to be submitted for recording promptly after the Closing Date.

         Pursuant to the terms of the Pooling and Servicing Agreement, if the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the Closing Date, the Loan Seller will, promptly upon receipt of notice thereof and in any case not later than 180 days from the Closing Date, deliver such original documents, including original recorded documents, to the Trustee or its designee (unless the Loan Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Loan Seller will be required to deliver such documents to the Trustee, or its designee, within such time period as specified in an officer's certificate of the Trustee. The Pooling and Servicing Agreement provides that this procedure will be repeated until the documents have been received and delivered, and that the Loan Seller will continue to use its best efforts to effect delivery within 270 days of the

Closing Date. Pursuant to the terms of the Pooling and Servicing Agreement, the Loan Seller and the Seller will deliver any such document directly to the Trustee promptly upon receipt of any such document.

         The Trustee will review each Mortgage File within 90 days of the Closing Date, and if any such document is found to be defective in any material respect (after taking into account any time period specified above) and the Loan Seller does not cure such defect within 60 days of notice thereof from the Trustee, the Loan Seller will be obligated to purchase the related Mortgage Loan from the Trust within 90 days of such notice.

         Pursuant to the Pooling and Servicing Agreement, NAMC will make certain representations and warranties with respect to the Mortgage Loans. The representations and warranties made by NAMC, with respect to the Mortgage Loans differ but are similar in nature to the representations and warranties summarized in the Prospectus under the caption "Sale and Servicing of the Mortgage Loans -- Representations and Warranties." Upon discovery by the Seller, the Master Servicer, NAMC or the Trustee of a breach of any representation or warranty which materially and adversely affects the interests of the Securityholders in a Mortgage Loan, the party discovering such breach will give prompt written notice to the other parties. NAMC will have 90 days from its discovery or its receipt of such notice to cure such breach or repurchase the Mortgage Loan. NAMC will not have any right to substitute another mortgage loan for a Mortgage Loan as to which such a breach has occurred. See "The Loan Seller" herein.

         Neither the Seller, the Master Servicer (in its capacity as such), the Underwriter, the Trustee, nor any of their respective affiliates will make any representations or warranties with respect to the Mortgage Loans, or have any obligation to purchase a Mortgage Loan if NAMC defaults on its obligation to repurchase a Mortgage Loan in connection with a breach of a representation and warranty or in connection with a defective document as described above, and no assurance can be given that NAMC will carry out such obligations with respect to such Mortgage Loans. Although the subordination described herein will not be available to support the Loan Seller's obligation to repurchase any Mortgage Loan, to the extent any such Mortgage Loan is not repurchased by NAMC, and losses occur on such Mortgage Loans, subordination with respect to such Mortgage Loans will be available to the extent provided herein. To the extent that the subordination is so utilized, such subordination will be depleted more quickly than if such Mortgage Loans had been repurchased by NAMC.

The Master Servicer

         NAMC will act as Master Servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement. For a description of NAMC see "The Loan Seller" herein. The Master Servicer has the right to resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement upon the appointment of a successor servicer and delivery to the Trustee of a letter from each Rating Agency that such resignation and appointment will not, in and of itself, result in a downgrading of the Securities. Except under limited circumstances, the Master Servicer may not assign its obligations and duties under the Pooling and Servicing Agreement.

         The following table sets forth certain information regarding the principal balance of one- to four-family residential mortgage loans included in the Master Servicer's servicing portfolio:


                                                                                                                Three Months

                                                           Year Ended December 31                             Ended March 31,
                                                                                                        ----------------------------
                                           -------------------------------------------------------
                                                  1994              1995              1996                          1997
                                                        (in millions except "Number of Loans" and "Average Loan Size")

Servicing Portfolio

 Beginning Portfolio                               $17,276           $14,836           $14,109                      $13,293
Add:
         Loans Originated                            9,755             7,496             9,473                        2,009
Deduct:
         Sale of Servicing Rights                    9,853             6,679             8,246                        2,250
         Loans Transferred Out(1)                      191                 9                 1                            0
         Run-off(2)                                  2,151             1,535             2,042                          554
                                                    ------
         Ending Portfolio(3)(4)                    $14,836           $14,109           $13,293                      $12,498
                                                    ======            ======            ======                       ======
         Number of Loans                           151,847           143,317           136,815                      128,148
         Average Loan Size                         $98,000           $98,000           $97,000                      $98,000

------------------

(1) Loans transferred out represent termination of servicing under agreements with investors. For 1996, loans transferred out were $.725 million.

(2) Run-off refers to regular amortization of loans, prepayments and foreclosures.

(3) Does not include servicing rights of $1.2 million, $2.1 billion and $2.6 billion for the years ended December 31, 1994, 1995 and 1996, respectively, which were sold but were being sub-serviced by the Master Servicer prior to transfer.

(4) Does not include $3 million, $.3 million and $.3 million for the years ended December 31, 1994, 1995 and 1996, respectively, of mortgage loans which the Master Servicer serviced under sub-servicing contracts with other companies that had primary servicing responsibility.

         At December 31, 1996, the Master Servicer's loan servicing portfolio totaled $13.3 billion, excluding servicing rights sold and sub-serviced by the Master Servicer prior to transfer.

         The following table sets forth certain information regarding the Master Servicer's delinquency statistics for its one- to-four family residential mortgage servicing portfolio for the periods presented:


                                                    As of December 31,

                                  1994*                      1995*                    1996*              As of March 31, 1997

                                        Percent of                  Percent of                  Percent of               Percent of
                           Number        Servicing     Number        Servicing     Number        Servicing    Number      Servicing
                          of Loans       Portfolio    of Loans       Portfolio    of Loans       Portfolio   of Loans     Portfolio

Loan delinquent for:

  30-59 days                   2,287         1.41%         3,015         1.84%         3,248         2.06%        2,837       1.83%
  60-89 days                     497          0.31           611          0.37           735          0.47          659        0.43
90 days and over                 635          0.39           669          0.42           604          0.38          654        0.42
                                 ---
Total delinquencies            3,419          2.10         4,295          2.63         4,587          2.91        4,150        2.68
Foreclosures pending             537          0.33           705          0.43         1,061          0.67        1,060        0.69
                                 ---
Total                          3,956         2.43%         5,000         3.06%         5,648         3.58%        5,210       3.37%
                               =====


         *Includes the $1.2 billion, $2.1 billion and $2.6 billion for the years ended December 31, 1994, 1995 and 1996, respectively, of loan servicing rights sold to others but temporarily being sub-serviced by the Master Servicer prior to transfer.

         There can be no assurance that the delinquency experience of the Mortgage Loans will correspond to the delinquency experience of the Master Servicer's servicing portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Master Servicer's servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans will depend on the results obtained over the life of the Mortgage Pool. The Master Servicer's servicing portfolio includes mortgage loans with a variety of payment and other characteristics (including geographic location) which are not necessarily representative of the payment and other characteristics of the Mortgage Loans. The Master Servicer's servicing portfolio includes mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the Mortgage Loans.

         It also should be noted that if the residential real estate market should experience a decline in property values, the actual rates of delinquency and foreclosure could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquency, bankruptcy and foreclosure with respect to the Mortgage Pool.

Servicing and Other Compensation and Payment of Expenses

         The servicing fee (the "Servicing Fee") in respect of each Mortgage Loan will be payable at a rate (the "Servicing Fee Rate") equal to 0.26% per annum on the outstanding principal balance of each Mortgage Loan and out of the interest payments on such Mortgage Loan. The Master Servicer is entitled to retain as additional servicing compensation all ancillary fees, including without limitation, all assumption fees, reconveyance fees, prepayment fees and late fees to the extent such fees are collected from mortgagors and are in excess of any other amounts due and payable with respect to the related Mortgage Loan, and any interest or other income earned on funds held in the Custodial Account. Under the terms of the Pooling and Servicing Agreement, the Master Servicer may also be entitled to additional servicing compensation in the form of excess proceeds following disposition of property in connection with defaulted Mortgage Loans and as otherwise specified therein. It is not anticipated that the Master Servicer will enter into any subservicing arrangements with respect to the Mortgage Loans.

         The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement, including possibly, among other things without limitation, the payment of the fees and expenses of the Trustee and independent accountants, subservicing and other related compensation payable to any subservicer, payment of insurance policy premiums and the cost of credit support, if any, payment of expenses incurred in enforcing the obligations of others, and in the preparation of reports to Securityholders. Certain of these expenses may be reimbursable pursuant to the terms of the Pooling and Servicing Agreement from Liquidation Proceeds and the proceeds of insurance policies, and in the case of enforcement of the obligations of others, from any recoveries in excess of amounts due with respect to the related Mortgage Loans or from specific recoveries of costs.

         The Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the Trust will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Master Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Mortgage Loan which would be distributable to Securityholders. In addition, the Master Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Mortgage Loan, such right of reimbursement being prior to the rights of the Securityholders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other forms of credit support. The Master Servicer is also entitled to reimbursement from the Security Account and the Custodial Account for Advances.

         The rights of the Master Servicer to receive funds from the Security Account or the Custodial Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Securityholders.

Special Servicing Agreements

         The Pooling and Servicing Agreement may permit the Master Servicer to enter into a special servicing agreement with an unaffiliated holder of Subordinate Securities. Pursuant to such an agreement, such holder may instruct the Master Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans. Such commencement or delay at such holder's direction will be taken by the Master Servicer only after such holder deposits a specified amount of cash with the Master Servicer. Such cash will be available for distribution to Securityholders if Liquidation Proceeds are less than they otherwise may have been had the Master Servicer acted pursuant to its normal servicing procedures.

Voting Rights

         Certain actions specified in the Prospectus that may be taken by holders of Securities evidencing a specified percentage of all undivided interests in the Trust may be taken by holders of Securities entitled in the aggregate to such percentage of the Voting Rights. Ninety-six percent of all Voting Rights will be allocated among all holders of the Securities (other than the Strip Securities the Residual Securities) in proportion to their then outstanding Security Principal Balances, 3% of all Voting Rights will be allocated among the holders of the Classes of Strip Securities (pro rata, based upon their applicable Notional Amounts) in proportion to the Percentage Interests evidenced by their respective Securities, and 0.50% of all Voting Rights will be allocated to each Class of Residual Securities in proportion to their initial respective Security Principal Balance. The percentage ownership of a Holder of a Strip Security is the percentage of the related Notional Amount of such Class evidenced by such Security. The Pooling and Servicing Agreement will be subject to amendment without the consent of the holders of the Securities in certain circumstances.

Events of Default

         Events of default ("Events of Default") under the Pooling and Servicing Agreement will consist of: (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders any required payment (other than any Advance) which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Pooling and Servicing Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Seller (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Seller, and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations; and (iv) any failure of the Master Servicer to make any Advance as required under the terms of the Pooling and Servicing Agreement as and when due.

Rights Upon Event of Default

         So long as an Event of Default under the Pooling and Servicing Agreement as described in clauses (i), (ii) and (iii) of the preceding paragraph remains unremedied, the Seller or the Trustee may, and at the direction of holders of Securities evidencing not less than 51% of the Voting Rights shall, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer, in its capacity as master servicer, under the Pooling and Servicing Agreement and in and to the Trust. If an Event of Default under the Pooling and Servicing Agreement as described in clause (iv) of the preceding paragraph shall occur, the Trustee will, by notice to the Master Servicer and the Seller, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Trust; provided, however, that if the Trustee determines that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. Upon receipt by the Master Servicer of any such written notice, all authority and power of the Master Servicer under the Pooling and Servicing Agreement will pass to and be vested in the Trustee, and the Trustee will be authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact, or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination. Upon receipt by the Master Servicer of notice of termination, the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling, it may, or if it is unable or if the holders of Securities evidencing not less than 51% of the Voting Rights request in writing, it shall, appoint or petition a court of competent jurisdiction for the appointment of a FNMA- or FHLMC-approved mortgage loan servicing institution, with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Master Servicer under the Pooling and Servicing Agreement. In addition, holders of Securities evidencing at least 66% of the Voting Rights of Securities affected by an Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to the Master Servicer's obligation to make Advances may be waived only by all of the holders of Securities affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non-consenting Securityholder.

         No Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect to the Pooling and Servicing Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities evidencing at least 25% of Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Limitation on Resignation of the Master Servicer

         The Master Servicer may resign from its obligations and duties under the Pooling and Servicing Agreement only if such resignation, and the appointment of a successor, will not result in a downgrading of the ratings assigned to any Class of Securities, or upon a determination that its duties under the Pooling and Servicing Agreement are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's responsibilities, liabilities, obligations and duties under the Pooling and Servicing Agreement. Any proposed successor Master Servicer must be an established mortgage loan servicing institution, must be reasonably acceptable to the Trustee, must be acceptable to each Rating Agency for purposes of maintaining its then-current ratings of the Securities, and must comply with any further requirements of a successor Master Servicer under the Pooling and Servicing Agreement.

Termination

         The obligations created by the Pooling and Servicing Agreement will terminate upon payment to the Securityholders of all amounts held in the Custodial Accounts required to be paid to the Securityholders pursuant to such Pooling and Servicing Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Master Servicer when the aggregate principal balance of the Mortgage Loans equals 5% or less of the aggregate principal balance as of the Cut-off Date, pursuant to a provision of the Agreement giving the Master Servicer the right to do so. Written notice of termination of the Pooling and Servicing Agreement will be given to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price at least equal to the sum of (a) 100% of the unpaid principal balance of each outstanding Mortgage Loan other than one as to which a property was acquired in connection with a default thereunder as of the day of such repurchase plus accrued interest thereon at the Net Rate to the first day of the month of such repurchase, plus (b) the appraised value of any property acquired in respect of any defaulted Mortgage Loan (but not more than the unpaid principal balance of that Mortgage Loan together with accrued interest at the applicable Net Rate to the first day of the month of such repurchase) less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, plus (c) the amount of any Servicing Advances and any other amounts to be reimbursed to the Master Servicer or the Trustee under the terms of the Pooling and Servicing Agreement. The exercise of the right to purchase the assets of the Trust as set forth in clause (ii) of the preceding paragraph will effect early retirement of the Securities.

The Trustee

         The First National Bank of Chicago will be the Trustee under the Pooling and Servicing Agreement. The Seller and the Master Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. Offered Securities may be surrendered at the Corporate Trust Office of the Trustee located at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126 or at such other addresses as the Trustee may designate from time to time by notice to the Securityholders, the Seller and the Master Servicer.

         The Trustee is eligible to serve as such under the Pooling and Servicing Agreement only if it is a corporation or banking association organized and doing business under the laws of the United States or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority and has combined capital and surplus of at least $50,000,000.

         The Trustee may, upon written notice to the Master Servicer, the Seller and all Securityholders, resign at any time, in which event the Master Servicer will be obligated to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted appointment within 60 days after giving such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. Any such successor Trustee must be approved by each Rating Agency. The Trustee may also be removed at any time (i) by the Master Servicer, if the Trustee ceases to be eligible to continue as such as described above or if the Trustee becomes insolvent or (ii) by holders of Securities evidencing at least 51% of the Voting Rights. Any removal or resignation of the Trustee and appointment of a successor Trustee as described above will not become effective until acceptance of appointment by the successor Trustee.

                           SPECIAL TAX CONSIDERATIONS

Residual Securityholders

         The Class R and Class RP Securities, which represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively, may experience a highly negative after-tax return. Accordingly, prospective investors are urged to consult their own tax advisers and consider the after-tax effect of ownership of a Residual Security and the suitability of the Residual Securities to their investment objectives.

         Holders of Class R and Class RP Securities will be treated as owners of the "residual interest" in the Issuing REMIC and the Pooling REMIC, respectively, for federal income tax purposes. Accordingly, Residual Securityholders will not be treated as holders of debt instruments for such purposes, and their taxable income will not be computed with reference to the stated interest or amortization of premium on the Residual Securities, but rather will be computed as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of Residual Securities" in the Prospectus. Taxable income to Residual Securityholders may exceed principal and interest distributions received by such Securityholders with respect to their Residual Securities for the corresponding period, which would result in a highly negative after-tax return for such period. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of Residual Securities -- Taxation of REMIC Securityholders" in the Prospectus. Consequently, such Securityholders should have other sources of funds sufficient to pay any federal or state income taxes due as a result of ownership of the Residual Securities.

         The Issuing REMIC and the Pooling REMIC may generate income, a portion of which will be treated as "excess inclusion" income. Excess inclusion income
(a) is taxable to a tax-exempt Class R or Class RP Securityholder, respectively, as unrelated business taxable income ("UBTI"), (b) in the case of foreign holders, is subject to withholding tax at a rate of 30% (regardless of any statutory of treaty exemptions or rate reduction that otherwise would apply), and (c) generally cannot be offset by any net operating losses or current deductions of Residual Securityholders. Furthermore, Residual Securityholders who are individuals, estates or trusts may be subject to limitations on the deductibility of administrative expenses of the Issuing REMIC or Pooling REMIC, as applicable, for purposes of determining their taxable income and alternative minimum taxable income. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors" in the Prospectus.

         Prospective purchasers of Residual Securities should be aware that the REMIC Regulations provide that the transfer of noneconomic residual interests to United States persons may be disregarded for federal income tax purposes if any significant purpose of the transfer was to impede the assessment and collection of tax. For purposes of those Regulations, a residual interest is considered to be a noneconomic residual interest if, at the time of transfer, either (a) the present value of the expected distributions is less than the present value of the expected tax on the excess inclusions or (b) the transferee is not to receive cash distributions at or after the time that tax accrues on the anticipated excess inclusions in an amount sufficient to pay the accrued tax. See "Certain Federal Income Tax Consequences -- REMIC Securityholders -- Taxation of Residual Securityholders -- Limitations on Offset or Exemption of REMIC Income" in the Prospectus. If a transfer of a Residual Security is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the Issuing REMIC or the Pooling REMIC, as applicable. A significant purpose to impede the assessment or collection of tax will exist if the transferor fails to establish that it neither knew nor should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of such REMIC. See "Certain Federal Income Tax Consequences -- REMIC Securityholders -- Taxation of Residual Securityholders -- Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the Prospectus. It is expected that the Class R Securities would be treated as noneconomic residual interests for purposes of the REMIC Regulations on the Closing Date. Each Class R Securityholder considering the transfer of such Security to a United States person (i.e., a citizen or resident of the United States, a domestic corporation, partnership, estate or trust) should consult with its tax advisor to determine whether (a) the Class R Security to be transferred would be considered to be a noneconomic residual interest at the time of the transfer thereof and (b) any significant purpose of the transfer is to impede the collection and assessment of tax within the meaning of the REMIC Regulations.

         The REMIC Regulations also provide that the transfer of a residual interest to a foreign person will be disregarded if the residual interest has tax avoidance potential (is a "TAPRI") and the income derived from the residual interest is not effectively connected with the conduct of a United States trade or business. A Residual Security will be deemed to have tax avoidance potential under the REMIC Regulations unless, at the time of the transfer, the transferor reasonably expects that the applicable REMIC will distribute to the transferee amounts that are sufficient to pay the tax on the excess inclusion accruing during each calendar year with respect to the related residual interest not later than the close of the calendar year following the calendar year of accrual. Moreover, if a foreign person transfers a Residual Security to a United States person and otherwise would avoid withholding tax on accrued excess inclusion income, the transfer will be disregarded for tax purposes and distributions with respect to the Residual Security will continue to be subject to 30% withholding as though the foreign person still owned the Residual Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities" in the Prospectus. It is expected that the Class R Securities would be treated as TAPRIs for purposes of the REMIC Regulations on the Closing Date. A Class R Securityholder should consult with its tax counsel, before transferring a Residual Security to a foreign person, to determine whether the Class R Security would be considered a TAPRI under the REMIC Regulations at the time of the proposed transfer. A transferee that is a foreign person will be required to deliver to the Trustee certain certifications (and to satisfy certain other conditions) in connection with the transfer of a Residual Security.

         Under section 166 of the Code, both corporate Holders of the Offered Subordinate Securities and noncorporate Holders that acquire such Securities in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Offered Subordinate Securities become wholly or partially worthless as the result of one or more Realized Losses. However, a noncorporate Holder that does not acquire an Offered Subordinate Security in connection with its trade or business will not be entitled to deduct a loss under Code section 166 until its Offered Subordinate Security becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero), and the loss will be characterized as a short-term capital loss.

         Each Holder of an Offered Subordinate Security will be required to accrue interest and original issue discount income ("Current Income") with respect to such Security without giving effect to any reduction in distributions attributable to a default or delinquency on the Mortgage Loans until a related Realized Loss is allocated to such Security or until such earlier time as it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of Current Income reported in any period by the Holder of an Offered Subordinate Security could exceed significantly the amount of economic income actually realized by the Holder in such period. Although the Holder of an Offered Subordinate Security eventually will recognize a loss or a reduction in income attributable to previously included Current Income that, as the result of a Realized Loss, ultimately will not be realized, the law is unclear with respect to the timing of such loss or reduction in income. Accordingly, Holders of the Offered Subordinate Securities should consult their own tax advisors with respect to the federal income tax consequences of Realized Losses on Current Income.

         The Trustee intends to adjust the accrual of Current Income on the Subordinate Securities in a manner that it believes to be appropriate to take account of Realized Losses. However, there can be no assurance that the Internal Revenue Service will not contend successfully that a different method of accounting for the effect of Realized Losses is correct and that such method will not have an adverse effect upon the Holders of the Offered Subordinate Securities.

        RESTRICTIONS ON PURCHASE AND TRANSFER OF THE RESIDUAL SECURITIES

         The Residual Securities are not offered for sale to any investor that is (a) a "disqualified organization" as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interests by Disqualified Organizations" in the Prospectus or (b) a Plan or a Plan Investor unless such Plan provides the Seller with a Benefit Plan Opinion, as defined below or, with respect to an insurance company, a representation letter.

         A Residual Security may not be transferred except in compliance with the restrictions on transfer set forth in the Pooling and Servicing Agreement. As a prerequisite to any such transfer, the proposed transferee must provide the Trustee with (a) a transferee affidavit and agreement to the effect that the transferee is not a disqualified organization or a Non-U.S. Person, (b) one or more investor representation letters to the effect that the transferee is not a Plan Investor described in or subject to the Plan Asset Regulations (as defined herein), and that the proposed transferee either is not an insurance company or is an insurance company and that none of the funds used by it in connection with its purchase of the Residual Securities will constitute "plan assets" as defined in the Plan Asset Regulations, (c) if the transferee is a Plan or a Plan Investor, a Benefit Plan Opinion, and (d) a certificate, signed by transferor, stating that the purpose of the proposed transfer is not to impede the assessment or collection of taxes, confirming its investigation of the transferee and absence of actual knowledge on the part of the transferor that the proposed transferee is a disqualified organization or a Non-U.S. Person. A "Benefit Plan Opinion" is an opinion of counsel satisfactory to the Trustee (and upon which the Trustee, the Master Servicer and the Seller are authorized to rely) generally to the effect that the proposed transfer will not (A) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (B) give rise to any fiduciary duty under ERISA on the part of the Seller, the Master Servicer or the Trustee or (C) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code. A "Non-U.S. Person" is a person other than (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (d) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more of the United States fiduciaries have the authority to control all substantial decisions of the trust. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may withhold registration of a proposed transfer if it has actual knowledge that the proposed transferee is a Non-U.S. Person or a disqualified organization. A transfer in violation of the restrictions set forth herein may subject a Residual Securityholder to taxation and the payment of certain fees to the Trustee. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interest by Disqualified Organizations" in the Prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") between FASI and Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter"), FASI has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from FASI, the Offered Securities.

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Securities is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of FASI's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Commission.

         The distribution of the Offered Securities by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The proceeds to FASI from the sale of the Offered Securities will be approximately $220,898,321, plus accrued interest on the Offered Securities from June 1, 1997, before deducting issuance expenses payable by FASI. The Underwriter may effect such transactions by selling the Offered Securities to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Securities, the Underwriter may be deemed to have received compensation from FASI in the form of an underwriting discount. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Securities may be deemed to be underwriters and any profit on the resale of the Offered Securities positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreement provides that FASI will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify FASI, against certain civil liabilities under the Securities Act of 1933, or, in each case, contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Offered Securities will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity. The primary source of information available to investors concerning the Offered Securities will be the monthly statements discussed in the Prospectus under "The Trust Agreements -- Reports to Securityholders," which will include information as to the outstanding principal balance of the Offered Securities and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Securities will be available through any other source. In addition, FASI is not aware of any source through which price information about the Offered Securities will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Securities may adversely affect the liquidity of the Offered Securities, even if a secondary market for the Offered Securities becomes available.

                                USE OF PROCEEDS

         The Seller will apply the net proceeds from the sale of the Offered Securities against the purchase price of the Mortgage Loans.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Securities will be passed upon for the Seller by Hunton & Williams, Richmond, Virginia and for the Underwriter by Stroock & Stroock & Lavan LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Securities that each Class of Class FXA Securities (other than the Class FXA-2 Securities), the Residual Securities and Class A Securities (other than the Class A-4 Securities), be rated "AAA" by the Rating Agencies, that the Strip Securities and Principal Only Securities be rated "AAA" by DCR and "AAAr" by S&P, that the Class B-1 Securities be rated not lower than "AA" by DCR, that the Class B-2 Securities be rated not lower than "A" by DCR and that the Class B-3 Securities be rated not lower than "BBB" by DCR.

         Publications of S&P indicate that it assigns a rating of "AAA" to securities for which "the capacity to pay interest and repay principal is extremely strong." In addition, S&P assigns the additional rating of "r" to highlight classes of securities that it believes may experience high volatility or a variability in expected returns due to noncredit risks; however, the absence of an "r" symbol should not be taken as a indication that a class will exhibit no volatility or variability in total return.

         Publications of DCR indicates that it assigns a rating of (i) "AAA" to securities that are of the "highest credit quality" where "risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt;"
(ii) "AA" to securities that are of "high credit quality" where "protection factors are strong" and "risk is modest but may vary slightly from time to time because of economic conditions;" (iii) "A" to securities where the "protection factors are average but adequate, but are more variable and greater in periods of economic stress;" and (iv) "BBB" to securities where there are "below average protection factors but are still considered sufficient for prudent investment," but where there is "considerable variability in risk during economic cycles." The ratings assigned by DCR to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which they are entitled under the transaction structure. DCR's ratings reflect its analysis of the riskiness of the mortgage loans and its analysis of the structure of the transaction as set forth in the operative documents. DCR's ratings do not address the effect on the certificates' yield attributable to prepayments or recoveries on the underlying mortgages. Further, in the case of the Strip Securities, the rating does not address whether investors will recoup their initial investment.

         The ratings assigned to the Residual Securities do not assess the likelihood of return to investors in the Residual Securities, except to the extent of the nominal initial principal amount of such Class and interest thereon at the applicable Pass-Through Rate.

         The Seller has not requested ratings on the Offered Securities by any rating agency other than S&P and DCR. However, there can be no assurance as to whether any other rating agency will rate the Offered Securities, or, if it does, what ratings would be assigned by such other rating agency. Ratings on the Offered Securities by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Securities by S&P and DCR.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                                LEGAL INVESTMENT

         The Senior Securities and the Class B-1 Securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in at least the second highest rating category by any Rating Agency or another nationally recognized statistical rating organization.

         The Class B-2 and Class B-3 Securities will not constitute "mortgage related securities" for purposes of SMMEA, because those Classes are not rated in the two highest rating categories by a nationally recognized rating organization.

         Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission, or any other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Securities. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Council Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment practices (to the extent adopted by their respective federal regulators), which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in certain "high-risk" mortgage securities.

         Except as to the status of certain Classes of Offered Securities as "mortgage related securities," no representations are made as to the proper characterization of any Class of Offered Securities for legal investment, financial institution registry or other purposes, or as to the ability of particular investors to purchase any Class of Offered Securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Securities. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any Class of the Offered Securities, and, in particular, the Class B-1 Securities, constitutes a legal investment or is subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.

                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested (any of the foregoing a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of the Securities could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the Securities to be treated as plan assets for purposes of regulations of the Department of Labor set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). Although certain exceptions from the application of the prohibited transaction rules and the Plan Asset Regulations exist, there can be no assurance that any such exception will apply with respect to the acquisition of a Security. See "ERISA Considerations" in the Prospectus.

         Sections 406 and 407 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (i) a Plan that is subject to ERISA and any party in interest or disqualified person with respect to the Plan and (ii) plan assets. The Plan Asset Regulations define "plan assets" to include not only securities (such as the Securities) held by a Plan but also the underlying assets of the issuer of any equity securities (the "Look-Through Rule"), unless one or more exceptions specified in the regulations are satisfied. The Offered Securities will be treated as equity securities for purposes of the Plan Asset Regulations. Based on the information available to the Underwriter at the time of the printing of the Prospectus, there can be no assurance that any exception specified in the Plan Asset Regulations will apply to the initial or any subsequent purchases of the Offered Securities. See "ERISA Considerations" in the Prospectus.

         The U.S. Department of Labor has granted an administrative exemption to the Underwriter (Prohibited Transaction Exemption 90-83, 55 Fed. Reg. 50, 250 (December 5, 1990), referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of
Section 4975 of
the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations and that meet the conditions and requirements of the Exemption. The Exemption may apply to the purchase, holding and resale of a Senior Security by a Plan Investor, provided that the specified conditions are met. For the Exemption to apply to an acquisition of a Senior Security by a Plan, among other things, the Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933; the Securities must be acquired by the Plan on terms (including the price paid for the Securities) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party; and the compensation paid to and retained by the Underwriter in connection with the distribution of the Offered Securities and by any servicer for its services under the applicable servicing agreement must be reasonable and the amounts to be retained by the Seller in connection with the sale of the Mortgage Loans to the Trust must not exceed the fair market value of the Mortgage Loans. Prospective investors should be aware, however, that even if the conditions specified in the Exemption are met, the scope of the relief provided by the Exemption might not cover all acts that might be construed as prohibited transactions. Before purchasing Senior Securities, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions to application of the Exemption or any other exemptions (including Prohibited Transaction Class Exemption 83-1) would be met.

         The Holders of the Residual Securities will be required to report on their federal income tax returns any net income or loss of the related REMIC and may experience a highly negative after-tax return. Accordingly, the Residual Securities may not be suitable for Plan Investors. Special restrictions apply to the purchase and transfer of the Residual Securities. See "Restrictions on Purchase and Transfer of the Residual Securities" herein.

         In addition, because the Subordinate Securities are subordinated securities, they will not satisfy the requirements of the Exemption. As a result, the purchase or holding of any of the Subordinate Securities by a Plan Investor may constitute a non-exempt prohibited transaction and result in the imposition of excise taxes or penalties. Accordingly, the Subordinate Securities may not be transferred to a Plan Investor unless the Plan Investor provides the Trustee with a Benefit Plan Opinion as defined in "ERISA Considerations" in the Prospectus. A Plan Investor that is an insurance company may, in lieu of a Benefit Plan Opinion, deliver to the Trustee a representation letter stating, among other things, that (i) the source of funds used to purchase the Subordinate Securities is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (ii) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition,
(iii) the purchase of the Securities is not part of an agreement, arrangement, or understanding designed to benefit a party in interest, and (iv) the conditions of the Exemption (except for the conditions stated in Section II(A)(2) and (3) thereof) are met. Each purchaser of a Subordinate Security, by virtue of such purchaser's receipt of such Security, will be deemed to have represented that it is not a Plan Investor, unless such purchaser provides a Benefit Plan Opinion or, in the case of an insurance company, a representation letter. See "ERISA Considerations" in the Prospectus.

         The sale of Offered Securities to a Plan is in no respect a representation by the Seller or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                 INDEX OF TERMS

1996-1997 Flood States...................................................S-25
1996-1997 Floods  .......................................................S-25
Advances          .......................................................S-13
Available Distribution...................................................S-49
Bankruptcy Coverage......................................................S-62
Beneficial Owner  ..................................................S-9, S-48
Benefit Plan Opinion.....................................................S-82
Cede              ........................................................S-5
Class A Liquidation Amount...............................................S-57
Class A Lockout Percentage...............................................S-57
Class A Lockout Prepayment Percentage....................................S-59
Class A Lockout Principal Distribution Amount............................S-57
Class A Lockout Securities...............................................S-17
Class A Percentage.......................................................S-57
Class A Prepayment Percentage............................................S-58
Class A Principal Distribution Amount....................................S-57
Class A Securities........................................................S-1
Class A-4 Liquidation Amount.............................................S-57
Class A-4 Notional Amount..........................................S-12, S-53
Class A-4 Prepayment Percentage..........................................S-59
Class A-4 Principal Distribution Amount..................................S-57
Class B Loan Group Component Balance.....................................S-58
Class FX Lockout Liquidation Amount......................................S-56
Class FX Lockout Percentage..............................................S-56
Class FX Lockout Prepayment Percentage...................................S-59
Class FX Lockout Principal Distribution Amount...........................S-56
Class FX Lockout Securities..............................................S-17
Class FX Securities.......................................................S-1
Class FXA Liquidation Amount.............................................S-55
Class FXA Percentage.....................................................S-56
Class FXA Prepayment Percentage..........................................S-58
Class FXA Principal Distribution Amount..................................S-55
Class FXA Securities......................................................S-1
Class FXA-2 Notional Amount........................................S-12, S-53
Class FXA-2 Prepayment Percentage........................................S-59
Class FXP Fraction.......................................................S-54
Class FXP Principal Distribution Amount..................................S-56
Class FXS Notional Amount..........................................S-12, S-53
Class II Securities.......................................................S-1
Class P Fraction  .......................................................S-56
Class P Principal Distribution Amount....................................S-56
Class S Notional Amount............................................S-12, S-53
Closing Date      ........................................................S-2
CLTV              .................................................S-27, S-41
Code              .......................................................S-18
Compensating Interest....................................................S-54
CPR               .......................................................S-68
Credit Support Depletion Date............................................S-53
Current Flood States.....................................................S-25
Current Floods    .......................................................S-25
Custodial Account .......................................................S-47
Cut-off Date      ........................................................S-2
DCR               ..................................................S-4, S-21
Debt Service Reductions..................................................S-63

Distribution Date .............................................S-3, S-7, S-47
DTC               ........................................................S-9
Due Period        ........................................................S-8
ERISA             .......................................................S-20
Events of Default .......................................................S-78
Excess Bankruptcy Losses.................................................S-62
Excess Fraud Losses......................................................S-62
Excess Special Hazard Losses.............................................S-62
Exemption         .......................................................S-85
Extraordinary Losses.....................................................S-64
FASI              ...................................................S-2, S-7
FICO Scores       .......................................................S-43
Final Scheduled Distribution Date........................................S-21
Floods            .......................................................S-25
Fraud Coverage    .......................................................S-62
Gold Flex Program .................................................S-26, S-41
Group I           ..................................................S-2, S-26
Group I Discount Mortgage Loan...........................................S-54
Group I Mortgage Loans..............................................S-2, S-26
Group I Premium Rate Mortgage Loans......................................S-12
Group II          ..................................................S-2, S-26
Group II Discount Mortgage Loan..........................................S-56
Group II Mortgage Loans.............................................S-2, S-26
Group II Premium Rate Mortgage Loans.....................................S-12
Interest Accrual Period..................................................S-53
Issuing REMIC     ..................................................S-4, S-18
Liquidation Principal....................................................S-56
Loan Sale Agreement......................................................S-26
Loan Seller       .............................................S-2, S-7, S-46
Loan-to-Value Ratio at origination.......................................S-27
Lockout Securities........................................................S-1
Look-Through Rule .......................................................S-85
Master Servicer   ...................................................S-2, S-7
Modeling Assumptions.....................................................S-69
Monthly Payment   ........................................................S-9
Mortgage Loan Group.......................................................S-2
Mortgage Loans    .............................................S-2, S-9, S-26
Mortgage Pool     ...................................................S-2, S-9
Mortgage related securities........................................S-22, S-85
Mortgaged Premises..................................................S-9, S-26
NAMC              ..................................................S-7, S-46
NAMIS             .......................................................S-47
NERDs             .......................................................S-19
No Ratio          .................................................S-42, S-43
Non-U.S. Person   .......................................................S-82
Notional Amount   .......................................................S-12
Offered Securities........................................................S-1
Overcollateralized Group.................................................S-59
Parity Price      .......................................................S-65
Plan              .................................................S-20, S-85
Plan Asset Regulations...................................................S-85
Plan assets       .................................................S-82, S-85
Plan Investor     ........................................................S-4
PMI               .......................................................S-44
PmiAURAsm         .......................................................S-44
Pooling REMIC     ..................................................S-4, S-18

Prepayment Period ........................................................S-8
Principal Only Securities.................................................S-1
Principal Payment Amount.................................................S-58
Principal Prepayment Amount..............................................S-58
Pro Rata Allocation......................................................S-62
Prohibited Transaction Provisions........................................S-20
PTCE 95-60        .......................................................S-86
Rating Agencies   ........................................................S-4
Real estate assets.......................................................S-18
Real estate mortgage investment conduits..................................S-4
Record Date       ........................................................S-7
REITs             .......................................................S-18
REMIC             ..................................................S-4, S-18
REMIC Regulations .......................................................S-19
Residual Securities.......................................................S-1
Rules             .......................................................S-48
S&P               ........................................................S-4
Securities        ........................................................S-1
Security Principal Balance...............................................S-10
Seller            ...................................................S-2, S-7
Senior Securities ........................................................S-1
Servicing Fee     .......................................................S-77
Servicing Fee Rate..................................................S-7, S-77
SMMEA             ............................................S-4, S-22, S-84
Special Hazard Coverage..................................................S-62
Step Down Percentage.....................................................S-59
Strip Securities  ........................................................S-1
Stripped Interest Rate.............................................S-12, S-53
Subordinate Liquidation Amount...........................................S-61
Subordinate Percentage...................................................S-60
Subordinate Prepayment Percentage........................................S-60
Subordinate Principal Distribution Amount................................S-60
Subordinate Securities....................................................S-1
Subordination Level......................................................S-52
TAPRI             .......................................................S-81
TAPRIs            .......................................................S-19
Thirty-Day Delinquent Mortgage Loans...............................S-10, S-26
Trust             ........................................................S-2
UBTI              .................................................S-19, S-80
Undercollateralized Group................................................S-59
Underwriter       ..................................................S-4, S-83
Underwriting Agreement...................................................S-83

                                   APPENDIX A

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-1 SECURITIES

   DISTRIBUTION
       DATE                       75%               150%               245%              400%                500%

------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100                100               100                 100
June 25, 1998                      97                 95                 93                90                  87
June 25, 1999                      91                 85                 78                66                  59
June 25, 2000                      84                 72                 58                37                  25
June 25, 2001                      76                 59                 41                14                   1
June 25, 2002                      69                 48                 26                 0                   0
June 25, 2003                      63                 39                 15                 0                   0
June 25, 2004                      57                 31                  7                 0                   0
June 25, 2005                      52                 25                  1                 0                   0
June 25, 2006                      47                 20                  0                 0                   0
June 25, 2007                      43                 16                  0                 0                   0
June 25, 2008                      39                 12                  0                 0                   0
June 25, 2009                      35                  9                  0                 0                   0
June 25, 2010                      32                  5                  0                 0                   0
June 25, 2011                      28                  3                  0                 0                   0
June 25, 2012                      24                  *                  0                 0                   0
June 25, 2013                      21                  0                  0                 0                   0
June 25, 2014                      18                  0                  0                 0                   0
June 25, 2015                      14                  0                  0                 0                   0
June 25, 2016                      11                  0                  0                 0                   0
June 25, 2017                       8                  0                  0                 0                   0
June 25, 2018                       5                  0                  0                 0                   0
June 25, 2019                       2                  0                  0                 0                   0
June 25, 2020                       0                  0                  0                 0                   0
June 25, 2021                       0                  0                  0                 0                   0
June 25, 2022                       0                  0                  0                 0                   0
June 25, 2023                       0                  0                  0                 0                   0
June 25, 2024                       0                  0                  0                 0                   0
June 25, 2025                       0                  0                  0                 0                   0
June 25, 2026                       0                  0                  0                 0                   0
June 25, 2027                       0                  0                  0                 0                   0

Weighted
Average Life
in Years**                          9.7                5.7                3.7               2.6                 2.3

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related
Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

                                      A-1




          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-2 SECURITIES


   DISTRIBUTION
       DATE                       75%               150%              245%               400%                 500%

-------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100               100                100                  100
June 25, 1998                     100                100               100                100                  100
June 25, 1999                     100                100               100                100                  100
June 25, 2000                     100                100               100                100                  100
June 25, 2001                     100                100               100                100                  100
June 25, 2002                     100                100               100                 84                    0
June 25, 2003                     100                100               100                 21                    0
June 25, 2004                     100                100               100                  0                    0
June 25, 2005                     100                100               100                  0                    0
June 25, 2006                     100                100                82                  0                    0
June 25, 2007                     100                100                65                  0                    0
June 25, 2008                     100                100                51                  0                    0
June 25, 2009                     100                100                39                  0                    0
June 25, 2010                     100                100                28                  0                    0
June 25, 2011                     100                100                20                  0                    0
June 25, 2012                     100                100                13                  0                    0
June 25, 2013                     100                 86                 7                  0                    0
June 25, 2014                     100                 72                 2                  0                    0
June 25, 2015                     100                 60                 0                  0                    0
June 25, 2016                     100                 49                 0                  0                    0
June 25, 2017                     100                 38                 0                  0                    0
June 25, 2018                     100                 29                 0                  0                    0
June 25, 2019                     100                 21                 0                  0                    0
June 25, 2020                      96                 14                 0                  0                    0
June 25, 2021                      78                  7                 0                  0                    0
June 25, 2022                      60                  1                 0                  0                    0
June 25, 2023                      43                  0                 0                  0                    0
June 25, 2024                      26                  0                 0                  0                    0
June 25, 2025                       9                  0                 0                  0                    0
June 25, 2026                       0                  0                 0                  0                    0
June 25, 2027                       0                  0                 0                  0                    0

Weighted
Average Life
in Years*                          25.7               19.3              11.6                5.6                  4.5

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-3 SECURITIES

   DISTRIBUTION
       DATE                       75%               150%              245%               400%                  500%
--------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100               100                100                   100
June 25, 1998                     100                100               100                100                   100
June 25, 1999                     100                100               100                100                   100
June 25, 2000                     100                100               100                100                   100
June 25, 2001                     100                100               100                100                   100
June 25, 2002                     100                100               100                100                    79
June 25, 2003                     100                100               100                100                     0
June 25, 2004                     100                100               100                 18                     0
June 25, 2005                     100                100               100                  0                     0
June 25, 2006                     100                100               100                  0                     0
June 25, 2007                     100                100               100                  0                     0
June 25, 2008                     100                100               100                  0                     0
June 25, 2009                     100                100               100                  0                     0
June 25, 2010                     100                100               100                  0                     0
June 25, 2011                     100                100               100                  0                     0
June 25, 2012                     100                100               100                  0                     0
June 25, 2013                     100                100               100                  0                     0
June 25, 2014                     100                100               100                  0                     0
June 25, 2015                     100                100                87                  0                     0
June 25, 2016                     100                100                70                  0                     0
June 25, 2017                     100                100                57                  0                     0
June 25, 2018                     100                100                45                  0                     0
June 25, 2019                     100                100                35                  0                     0
June 25, 2020                     100                100                27                  0                     0
June 25, 2021                     100                100                21                  0                     0
June 25, 2022                     100                100                15                  0                     0
June 25, 2023                     100                 78                11                  0                     0
June 25, 2024                     100                 54                 7                  0                     0
June 25, 2025                     100                 34                 4                  0                     0
June 25, 2026                      66                 15                 2                  0                     0
June 25, 2027                       0                  0                 0                  0                     0

Weighted
Average Life
in Years*                          29.3               27.3              21.4                6.8                   5.1

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-5 SECURITIES


   DISTRIBUTION
       DATE                       75%               150%              245%               400%                 500%
-------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100               100                100                  100
June 25, 1998                      97                 96                94                 91                   89
June 25, 1999                      93                 87                81                 71                   64
June 25, 2000                      86                 76                64                 46                   35
June 25, 2001                      79                 65                49                 26                   14
June 25, 2002                      73                 55                36                 11                    0
June 25, 2003                      68                 47                27                  3                    0
June 25, 2004                      63                 41                19                  0                    0
June 25, 2005                      58                 35                14                  0                    0
June 25, 2006                      54                 31                11                  0                    0
June 25, 2007                      51                 27                 9                  0                    0
June 25, 2008                      47                 24                 7                  0                    0
June 25, 2009                      44                 21                 5                  0                    0
June 25, 2010                      41                 18                 4                  0                    0
June 25, 2011                      38                 16                 3                  0                    0
June 25, 2012                      35                 13                 2                  0                    0
June 25, 2013                      32                 11                 1                  0                    0
June 25, 2014                      29                 10                *                   0                    0
June 25, 2015                      26                  8                 0                  0                    0
June 25, 2016                      23                  7                 0                  0                    0
June 25, 2017                      20                  5                 0                  0                    0
June 25, 2018                      18                  4                 0                  0                    0
June 25, 2019                      15                  3                 0                  0                    0
June 25, 2020                      13                  2                 0                  0                    0
June 25, 2021                      10                  1                 0                  0                    0
June 25, 2022                       8                *                   0                  0                    0
June 25, 2023                       6                  0                 0                  0                    0
June 25, 2024                       4                  0                 0                  0                    0
June 25, 2025                       1                  0                 0                  0                    0
June 25, 2026                       0                  0                 0                  0                    0
June 25, 2027                       0                  0                 0                  0                    0

Weighted
Average Life
in Years**                         11.9                7.6               4.8                3.0                  2.6

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-6 SECURITIES



   DISTRIBUTION
       DATE                       75%               150%              245%               400%                  500%
--------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100               100                100                   100
June 25, 1998                     100                100               100                100                   100
June 25, 1999                     100                100               100                100                   100
June 25, 2000                     100                100               100                100                   100
June 25, 2001                     100                100               100                100                   100
June 25, 2002                     100                100               100                100                   100
June 25, 2003                      94                 91                87                 81                    33
June 25, 2004                      88                 81                72                 58                     0
June 25, 2005                      79                 67                52                 12                     0
June 25, 2006                      69                 51                30                  0                     0
June 25, 2007                      57                 33                 6                  0                     0
June 25, 2008                      46                 17                 0                  0                     0
June 25, 2009                      35                  2                 0                  0                     0
June 25, 2010                      25                  0                 0                  0                     0
June 25, 2011                      14                  0                 0                  0                     0
June 25, 2012                       5                  0                 0                  0                     0
June 25, 2013                       0                  0                 0                  0                     0
June 25, 2014                       0                  0                 0                  0                     0
June 25, 2015                       0                  0                 0                  0                     0
June 25, 2016                       0                  0                 0                  0                     0
June 25, 2017                       0                  0                 0                  0                     0
June 25, 2018                       0                  0                 0                  0                     0
June 25, 2019                       0                  0                 0                  0                     0
June 25, 2020                       0                  0                 0                  0                     0
June 25, 2021                       0                  0                 0                  0                     0
June 25, 2022                       0                  0                 0                  0                     0
June 25, 2023                       0                  0                 0                  0                     0
June 25, 2024                       0                  0                 0                  0                     0
June 25, 2025                       0                  0                 0                  0                     0
June 25, 2026                       0                  0                 0                  0                     0
June 25, 2027                       0                  0                 0                  0                     0

Weighted
Average Life
in Years*                          10.6                8.9               8.0                7.0                   5.8

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-7 SECURITIES



   DISTRIBUTION
       DATE                       75%               150%              245%               400%                 500%
-------------------------------------------------------------------------------------------------------------------

Initial Percentage                100                100               100                100                  100
June 25, 1998                     100                100               100                100                  100
June 25, 1999                     100                100               100                100                  100
June 25, 2000                     100                100               100                100                  100
June 25, 2001                     100                100               100                100                  100
June 25, 2002                     100                100               100                100                  100
June 25, 2003                     100                100               100                100                  100
June 25, 2004                     100                100               100                100                   16
June 25, 2005                     100                100               100                100                    0
June 25, 2006                     100                100               100                 23                    0
June 25, 2007                     100                100               100                  0                    0
June 25, 2008                     100                100                52                  0                    0
June 25, 2009                     100                100                 0                  0                    0
June 25, 2010                     100                 61                 0                  0                    0
June 25, 2011                     100                 19                 0                  0                    0
June 25, 2012                     100                  0                 0                  0                    0
June 25, 2013                      83                  0                 0                  0                    0
June 25, 2014                      51                  0                 0                  0                    0
June 25, 2015                      19                  0                 0                  0                    0
June 25, 2016                       0                  0                 0                  0                    0
June 25, 2017                       0                  0                 0                  0                    0
June 25, 2018                       0                  0                 0                  0                    0
June 25, 2019                       0                  0                 0                  0                    0
June 25, 2020                       0                  0                 0                  0                    0
June 25, 2021                       0                  0                 0                  0                    0
June 25, 2022                       0                  0                 0                  0                    0
June 25, 2023                       0                  0                 0                  0                    0
June 25, 2024                       0                  0                 0                  0                    0
June 25, 2025                       0                  0                 0                  0                    0
June 25, 2026                       0                  0                 0                  0                    0
June 25, 2027                       0                  0                 0                  0                    0

Weighted
Average Life
in Years*                          17.1               13.3              11.1                8.8                  6.8

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                              CLASS A-8 SECURITIES

    DISTRIBUTION
        DATE        75%         150%        245%        400%        500%
-------------------------------------------------------------------------------------------------------------------

Initial Percentage  100         100         100         100         100
June 25, 1998       100         100         100         100         100
June 25, 1999       100         100         100         100         100
June 25, 2000       100         100         100         100         100
June 25, 2001       100         100         100         100         100
June 25, 2002       100         100         100         100         100
June 25, 2003       100         100         100         100         100
June 25, 2004       100         100         100         100         100
June 25, 2005       100         100         100         100          66
June 25, 2006       100         100         100         100          42
June 25, 2007       100         100         100         80           29
June 25, 2008       100         100         100         60           20
June 25, 2009       100         100         98          44           14
June 25, 2010       100         100         81          33            9
June 25, 2011       100         100         67          24            6
June 25, 2012       100         94          56          18            4
June 25, 2013       100         82          46          13            3
June 25, 2014       100         72          37          10            2
June 25, 2015       100         62          30          7             1
June 25, 2016       96          54          25          5             1
June 25, 2017       87          46          20          4             1
June 25, 2018       77          39          16          3             *
June 25, 2019       68          33          12          2             *
June 25, 2020       58          27          9           1             *
June 25, 2021       50          22          7           1             *
June 25, 2022       41          17          5           1             *
June 25, 2023       32          13          4           *             *
June 25, 2024       24          9           2           *             *
June 25, 2025       15          6           1           *             *
June 25, 2026       7           2           1           *             *
June 25, 2027       0           0           0           0             0

Weighted
Average Life
in Years**          24.1        20.3        16.7        12.6        9.5

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                               CLASS P SECURITIES

      DISTRIBUTION
          DATE          75%         150%        245%        400%         500%
-------------------------------------------------------------------------------------------------------------------

  Initial Percentage  100         100         100         100         100
  June 25, 1998        98          97          95          93           92
  June 25, 1999        94          90          86          78           73
  June 25, 2000        89          82          73          59           51
  June 25, 2001        84          73          61          44           35
  June 25, 2002        79          66          52          33           24
  June 25, 2003        75          59          43          25           17
  June 25, 2004        70          53          36          19           12
  June 25, 2005        66          48          31          14            8
  June 25, 2006        62          43          26          10            6
  June 25, 2007        58          38          21          8             4
  June 25, 2008        54          34          18          6             3
  June 25, 2009        51          30          15          4             2
  June 25, 2010        47          27          12          3             1
  June 25, 2011        44          23          10          2             1
  June 25, 2012        40          21          8           2             1
  June 25, 2013        37          18          7           1
  June 25, 2014        34          16          6           1
  June 25, 2015        31          14          5           1
  June 25, 2016        28          12          4
  June 25, 2017        25          10          3
  June 25, 2018        22          9           2
  June 25, 2019        20          7           2
  June 25, 2020        17          6           1
  June 25, 2021        14          5           1
  June 25, 2022        12          4           1
  June 25, 2023        9           3           1
  June 25, 2024        7           2
  June 25, 2025        4           1
  June 25, 2026        2           1
  June 25, 2027        0           0           0           0             0

  Weighted
  Average Life
  in Years**           13.3        9.4         6.7         4.6         3.8

-----------------
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
           AT VARIOUS PERCENTAGES OF THE BASIC PREPAYMENT ASSUMPTION

                    CLASS B1, CLASS B2, CLASS B3 SECURITIES

     DISTRIBUTION
      DATE             75%         150%        245%        400%         500%
-------------------------------------------------------------------------------------------------------------------

Initial Percentage   100         100         100         100          100
June 25, 1998         99          99          99          99            99
June 25, 1999         98          98          98          98            98
June 25, 2000         98          98          98          98            98
June 25, 2001         97          97          97          97            97
June 25, 2002         95          95          95          95            95
June 25, 2003         93          92          90          87            85
June 25, 2004         90          87          83          77            73
June 25, 2005         86          81          75          64            58
June 25, 2006         82          74          65          51            43
June 25, 2007         77          66          54          38            29
June 25, 2008         72          59          45          28            20
June 25, 2009         67          52          38          21            14
June 25, 2010         62          47          31          16             9
June 25, 2011         58          41          26          11             6
June 25, 2012         54          36          21          8              4
June 25, 2013         49          32          18          6              3
June 25, 2014         45          28          14          5              2
June 25, 2015         41          24          12          3              1
June 25, 2016         37          21          10          2              1
June 25, 2017         34          18          8           2              1
June 25, 2018         30          15          6           1              *
June 25, 2019         26          13          5           1              *
June 25, 2020         23          10          4           1              *
June 25, 2021         19          8           3           *              *
June 25, 2022         16          7           2           *              *
June 25, 2023         13          5           1           *              *
June 25, 2024         9           3           1           *              *
June 25, 2025         6           2           1           *              *
June 25, 2026         3           1           *           *              *
June 25, 2027         0           0           0           0              0

Weighted
Average Life
in Years**            16.3        13.6        11.5        9.6          8.9

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

                                   APPENDIX B

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-1 SECURITIES


      DISTRIBUTION
          DATE                       50%           75%           100%          150%          200%

---------------------------------------------------------------------------------------------------
Initial Percentage                   100           100            100           100            100
June 25, 1998                         79            69             60            41             22
June 25, 1999                         51            30             10             0              0
June 25, 2000                         26             0              0             0              0
June 25, 2001                          2             0              0             0              0
June 25, 2002                          0             0              0             0              0
June 25, 2003                          0             0              0             0              0
June 25, 2004                          0             0              0             0              0
June 25, 2005                          0             0              0             0              0
June 25, 2006                          0             0              0             0              0
June 25, 2007                          0             0              0             0              0
June 25, 2008                          0             0              0             0              0
June 25, 2009                          0             0              0             0              0
June 25, 2010                          0             0              0             0              0
June 25, 2011                          0             0              0             0              0
June 25, 2012                          0             0              0             0              0
June 25, 2013                          0             0              0             0              0
June 25, 2014                          0             0              0             0              0
June 25, 2015                          0             0              0             0              0
June 25, 2016                          0             0              0             0              0
June 25, 2017                          0             0              0             0              0
June 25, 2018                          0             0              0             0              0
June 25, 2019                          0             0              0             0              0
June 25, 2020                          0             0              0             0              0
June 25, 2021                          0             0              0             0              0
June 25, 2022                          0             0              0             0              0
June 25, 2023                          0             0              0             0              0
June 25, 2024                          0             0              0             0              0
June 25, 2025                          0             0              0             0              0
June 25, 2026                          0             0              0             0              0
June 25, 2027                          0             0              0             0              0

Weighted
Average Life
in Years*                              2.1           1.5             1.2          0.9            0.7

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-3 SECURITIES


   DISTRIBUTION
       DATE                       50%               75%               100%               150%                200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                 55                   0
June 25, 2000                     100                 93                49                  0                   0
June 25, 2001                     100                 45                 0                  0                   0
June 25, 2002                      69                  3                 0                  0                   0
June 25, 2003                      41                  0                 0                  0                   0
June 25, 2004                      17                  0                 0                  0                   0
June 25, 2005                       0                  0                 0                  0                   0
June 25, 2006                       0                  0                 0                  0                   0
June 25, 2007                       0                  0                 0                  0                   0
June 25, 2008                       0                  0                 0                  0                   0
June 25, 2009                       0                  0                 0                  0                   0
June 25, 2010                       0                  0                 0                  0                   0
June 25, 2011                       0                  0                 0                  0                   0
June 25, 2012                       0                  0                 0                  0                   0
June 25, 2013                       0                  0                 0                  0                   0
June 25, 2014                       0                  0                 0                  0                   0
June 25, 2015                       0                  0                 0                  0                   0
June 25, 2016                       0                  0                 0                  0                   0
June 25, 2017                       0                  0                 0                  0                   0
June 25, 2018                       0                  0                 0                  0                   0
June 25, 2019                       0                  0                 0                  0                   0
June 25, 2020                       0                  0                 0                  0                   0
June 25, 2021                       0                  0                 0                  0                   0
June 25, 2022                       0                  0                 0                  0                   0
June 25, 2023                       0                  0                 0                  0                   0
June 25, 2024                       0                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                           5.8                4.0               3.0                2.1                 1.6

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.



          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-4 SECURITIES

   DISTRIBUTION
       DATE                       50%                75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                  98
June 25, 2000                     100                100               100                 71                   7
June 25, 2001                     100                100                93                  9                   0
June 25, 2002                     100                100                47                  0                   0
June 25, 2003                     100                 71                15                  0                   0
June 25, 2004                     100                 46                 0                  0                   0
June 25, 2005                      97                 26                 0                  0                   0
June 25, 2006                      80                 12                 0                  0                   0
June 25, 2007                      66                  2                 0                  0                   0
June 25, 2008                      53                  0                 0                  0                   0
June 25, 2009                      42                  0                 0                  0                   0
June 25, 2010                      31                  0                 0                  0                   0
June 25, 2011                      21                  0                 0                  0                   0
June 25, 2012                      12                  0                 0                  0                   0
June 25, 2013                       3                  0                 0                  0                   0
June 25, 2014                       0                  0                 0                  0                   0
June 25, 2015                       0                  0                 0                  0                   0
June 25, 2016                       0                  0                 0                  0                   0
June 25, 2017                       0                  0                 0                  0                   0
June 25, 2018                       0                  0                 0                  0                   0
June 25, 2019                       0                  0                 0                  0                   0
June 25, 2020                       0                  0                 0                  0                   0
June 25, 2021                       0                  0                 0                  0                   0
June 25, 2022                       0                  0                 0                  0                   0
June 25, 2023                       0                  0                 0                  0                   0
June 25, 2024                       0                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                          11.6                7.1               5.1                3.4                 2.5

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
         AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION
                             CLASS FXA-5 SECURITIES

   DISTRIBUTION
       DATE                       50%               75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                 100
June 25, 2000                     100                100               100                100                 100
June 25, 2001                     100                100               100                100                   0
June 25, 2002                     100                100               100                  0                   0
June 25, 2003                     100                100               100                  0                   0
June 25, 2004                     100                100                66                  0                   0
June 25, 2005                     100                100                 1                  0                   0
June 25, 2006                     100                100                 0                  0                   0
June 25, 2007                     100                100                 0                  0                   0
June 25, 2008                     100                 71                 0                  0                   0
June 25, 2009                     100                 39                 0                  0                   0
June 25, 2010                     100                 10                 0                  0                   0
June 25, 2011                     100                  0                 0                  0                   0
June 25, 2012                     100                  0                 0                  0                   0
June 25, 2013                     100                  0                 0                  0                   0
June 25, 2014                      82                  0                 0                  0                   0
June 25, 2015                      53                  0                 0                  0                   0
June 25, 2016                      26                  0                 0                  0                   0
June 25, 2017                       1                  0                 0                  0                   0
June 25, 2018                       0                  0                 0                  0                   0
June 25, 2019                       0                  0                 0                  0                   0
June 25, 2020                       0                  0                 0                  0                   0
June 25, 2021                       0                  0                 0                  0                   0
June 25, 2022                       0                  0                 0                  0                   0
June 25, 2023                       0                  0                 0                  0                   0
June 25, 2024                       0                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                          18.2               11.7               7.3                4.4                 3.3

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-6 SECURITIES

   DISTRIBUTION
       DATE                       50%               75%               100%               150%                200%
------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                 100
June 25, 2000                     100                100               100                100                 100
June 25, 2001                     100                100               100                100                   6
June 25, 2002                     100                100               100                 57                   0
June 25, 2003                     100                100               100                  0                   0
June 25, 2004                     100                100               100                  0                   0
June 25, 2005                     100                100               100                  0                   0
June 25, 2006                     100                100                72                  0                   0
June 25, 2007                     100                100                56                  0                   0
June 25, 2008                     100                100                42                  0                   0
June 25, 2009                     100                100                31                  0                   0
June 25, 2010                     100                100                22                  0                   0
June 25, 2011                     100                 89                14                  0                   0
June 25, 2012                     100                 73                 8                  0                   0
June 25, 2013                     100                 59                 3                  0                   0
June 25, 2014                     100                 47                 0                  0                   0
June 25, 2015                     100                 36                 0                  0                   0
June 25, 2016                     100                 27                 0                  0                   0
June 25, 2017                     100                 19                 0                  0                   0
June 25, 2018                      84                 12                 0                  0                   0
June 25, 2019                      68                  6                 0                  0                   0
June 25, 2020                      53                  1                 0                  0                   0
June 25, 2021                      40                  0                 0                  0                   0
June 25, 2022                      27                  0                 0                  0                   0
June 25, 2023                      16                  0                 0                  0                   0
June 25, 2024                       5                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                          23.5               17.3              11.0                5.2                 3.

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to th related
Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Ba of the Security.


          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-7 SECURITIES


  DISTRIBUTION
      DATE                       50%                75%               100%              150%               200%

----------------------------------------------------------------------------------------------------------------
Initial Percentage               100               100                100               100                 100
June 25, 1998                    100               100                100               100                 100
June 25, 1999                    100               100                100               100                 100
June 25, 2000                    100               100                100               100                 100
June 25, 2001                    100               100                100               100                 100
June 25, 2002                    100               100                100               100                   0
June 25, 2003                    100               100                100                 0                   0
June 25, 2004                    100               100                100                 0                   0
June 25, 2005                    100               100                100                 0                   0
June 25, 2006                    100               100                100                 0                   0
June 25, 2007                    100               100                100                 0                   0
June 25, 2008                    100               100                100                 0                   0
June 25, 2009                    100               100                100                 0                   0
June 25, 2010                    100               100                100                 0                   0
June 25, 2011                    100               100                100                 0                   0
June 25, 2012                    100               100                100                 0                   0
June 25, 2013                    100               100                100                 0                   0
June 25, 2014                    100               100                 92                 0                   0
June 25, 2015                    100               100                 74                 0                   0
June 25, 2016                    100               100                 59                 0                   0
June 25, 2017                    100               100                 46                 0                   0
June 25, 2018                    100               100                 36                 0                   0
June 25, 2019                    100               100                 28                 0                   0
June 25, 2020                    100               100                 21                 0                   0
June 25, 2021                    100                81                 16                 0                   0
June 25, 2022                    100                62                 12                 0                   0
June 25, 2023                    100                45                  8                 0                   0
June 25, 2024                    100                30                  5                 0                   0
June 25, 2025                     78                18                  3                 0                   0
June 25, 2026                     33                 7                  1                 0                   0
June 25, 2027                      0                 0                  0                 0                   0

Weighted
Average Life
in Years*                         28.7              26.0               20.6               5.9                 4.1

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-8 SECURITIES

   DISTRIBUTION
       DATE                      50%               75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                      89                 84                80                 70                  60
June 25, 1999                      75                 64                54                 39                  26
June 25, 2000                      62                 47                37                 20                   7
June 25, 2001                      50                 36                25                  8                   *
June 25, 2002                      42                 27                16                  2                   0
June 25, 2003                      36                 20                 9                  0                   0
June 25, 2004                      30                 15                 5                  0                   0
June 25, 2005                      26                 11                 3                  0                   0
June 25, 2006                      22                  8                 2                  0                   0
June 25, 2007                      19                  6                 2                  0                   0
June 25, 2008                      17                  5                 1                  0                   0
June 25, 2009                      14                  4                 1                  0                   0
June 25, 2010                      12                  3                 1                  0                   0
June 25, 2011                      10                  3                *                   0                   0
June 25, 2012                       8                  2                *                   0                   0
June 25, 2013                       7                  2                *                   0                   0
June 25, 2014                       5                  2                 0                  0                   0
June 25, 2015                       5                  1                 0                  0                   0
June 25, 2016                       4                  1                 0                  0                   0
June 25, 2017                       3                  1                 0                  0                   0
June 25, 2018                       3                *                   0                  0                   0
June 25, 2019                       2                *                   0                  0                   0
June 25, 2020                       2                *                   0                  0                   0
June 25, 2021                       1                  0                 0                  0                   0
June 25, 2022                       1                  0                 0                  0                   0
June 25, 2023                       1                  0                 0                  0                   0
June 25, 2024                         *                0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years**                          6.0                4.0               2.9                1.9                 1.5

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.


          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING
         AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-9 SECURITIES

   DISTRIBUTION
       DATE                      50%               75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                 100
June 25, 2000                     100                100               100                100                 100
June 25, 2001                     100                100               100                100                 100
June 25, 2002                     100                100               100                100                 100
June 25, 2003                     100                100               100                100                  86
June 25, 2004                     100                100               100                100                  43
June 25, 2005                     100                100               100                100                  21
June 25, 2006                     100                100               100                 83                  11
June 25, 2007                     100                100               100                 62                   7
June 25, 2008                     100                100               100                 46                   5
June 25, 2009                     100                100                93                 34                   3
June 25, 2010                     100                100                77                 25                   2
June 25, 2011                     100                 87                63                 19                   1
June 25, 2012                     100                 74                51                 14                   1
June 25, 2013                      94                 63                41                 10                   1
June 25, 2014                      84                 53                33                  7                   *
June 25, 2015                      73                 45                27                  5                   *
June 25, 2016                      64                 37                21                  4                   *
June 25, 2017                      56                 31                17                  3                   *
June 25, 2018                      48                 26                13                  2                   *
June 25, 2019                      40                 21                10                  1                   *
June 25, 2020                      34                 17                 8                  1                   *
June 25, 2021                      28                 13                 6                  1                   *
June 25, 2022                      22                 10                 4                *                     *
June 25, 2023                      17                  7                 3                *                     *
June 25, 2024                      12                  5                 2                *                     *
June 25, 2025                       7                  3                 1                *                     *
June 25, 2026                       3                  1                *                 *                     *
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years**                         21.4               18.5              16.3               11.7                 7.4

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-10 SECURITIES


   DISTRIBUTION
       DATE                       50%               75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                 100
June 25, 2000                     100                100               100                100                 100
June 25, 2001                     100                100               100                100                 100
June 25, 2002                     100                100               100                100                  22
June 25, 2003                      93                 90                87                 82                   0
June 25, 2004                      84                 78                72                 26                   0
June 25, 2005                      72                 62                52                  0                   0
June 25, 2006                      58                 44                30                  0                   0
June 25, 2007                      42                 24                 6                  0                   0
June 25, 2008                      28                  6                 0                  0                   0
June 25, 2009                      15                  0                 0                  0                   0
June 25, 2010                       3                  0                 0                  0                   0
June 25, 2011                       0                  0                 0                  0                   0
June 25, 2012                       0                  0                 0                  0                   0
June 25, 2013                       0                  0                 0                  0                   0
June 25, 2014                       0                  0                 0                  0                   0
June 25, 2015                       0                  0                 0                  0                   0
June 25, 2016                       0                  0                 0                  0                   0
June 25, 2017                       0                  0                 0                  0                   0
June 25, 2018                       0                  0                 0                  0                   0
June 25, 2019                       0                  0                 0                  0                   0
June 25, 2020                       0                  0                 0                  0                   0
June 25, 2021                       0                  0                 0                  0                   0
June 25, 2022                       0                  0                 0                  0                   0
June 25, 2023                       0                  0                 0                  0                   0
June 25, 2024                       0                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                           9.5                8.5               8.0                6.5                 4.7

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                             CLASS FXA-11 SECURITIES

   DISTRIBUTION
       DATE                      50%               75%               100%               150%                 200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                     100                100               100                100                 100
June 25, 1999                     100                100               100                100                 100
June 25, 2000                     100                100               100                100                 100
June 25, 2001                     100                100               100                100                 100
June 25, 2002                     100                100               100                100                 100
June 25, 2003                     100                100               100                100                   0
June 25, 2004                     100                100               100                100                   0
June 25, 2005                     100                100               100                 48                   0
June 25, 2006                     100                100               100                  0                   0
June 25, 2007                     100                100               100                  0                   0
June 25, 2008                     100                100                45                  0                   0
June 25, 2009                     100                 61                 0                  0                   0
June 25, 2010                     100                  5                 0                  0                   0
June 25, 2011                      64                  0                 0                  0                   0
June 25, 2012                      21                  0                 0                  0                   0
June 25, 2013                       0                  0                 0                  0                   0
June 25, 2014                       0                  0                 0                  0                   0
June 25, 2015                       0                  0                 0                  0                   0
June 25, 2016                       0                  0                 0                  0                   0
June 25, 2017                       0                  0                 0                  0                   0
June 25, 2018                       0                  0                 0                  0                   0
June 25, 2019                       0                  0                 0                  0                   0
June 25, 2020                       0                  0                 0                  0                   0
June 25, 2021                       0                  0                 0                  0                   0
June 25, 2022                       0                  0                 0                  0                   0
June 25, 2023                       0                  0                 0                  0                   0
June 25, 2024                       0                  0                 0                  0                   0
June 25, 2025                       0                  0                 0                  0                   0
June 25, 2026                       0                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                          14.4               12.2              11.0                8.0                 5.6

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                              CLASS FXP SECURITIES

   DISTRIBUTION
       DATE                      50%               75%               100%               150%                 200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                      93                 90                87                 81                  75
June 25, 1999                      85                 79                73                 61                  51
June 25, 2000                      77                 68                60                 46                  34
June 25, 2001                      70                 60                50                 35                  23
June 25, 2002                      64                 52                42                 26                  15
June 25, 2003                      58                 45                34                 19                  10
June 25, 2004                      53                 39                28                 15                   7
June 25, 2005                      47                 34                24                 11                   5
June 25, 2006                      43                 29                19                  8                   3
June 25, 2007                      39                 25                16                  6                   2
June 25, 2008                      35                 22                13                  4                   1
June 25, 2009                      31                 19                11                  3                   1
June 25, 2010                      28                 16                 9                  2                   1
June 25, 2011                      25                 14                 7                  2                   *
June 25, 2012                      22                 11                 6                  1                   *
June 25, 2013                      20                 10                 5                  1                   *
June 25, 2014                      17                  8                 4                  1                   *
June 25, 2015                      15                  7                 3                  1                   *
June 25, 2016                      13                  6                 2                *                     *
June 25, 2017                      11                  5                 2                *                     *
June 25, 2018                      10                  4                 1                *                     *
June 25, 2019                       8                  3                 1                *                     *
June 25, 2020                       7                  2                 1                *                     *
June 25, 2021                       5                  2                 1                *                     *
June 25, 2022                       4                  1                *                 *                     *
June 25, 2023                       3                  1                *                 *                     *
June 25, 2024                       2                  1                *                 *                     *
June 25, 2025                       1                *                  *                 *                     *
June 25, 2026                      *                 *                  *                 *                     *
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years**                          9.4                7.0               5.5                3.8                 2.8

__________________
*Indicates a number that is greater than zero but less than 0.5%.

**The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

          PERCENTAGE OF INITIAL SECURITY PRINCIPAL BALANCE OUTSTANDING AT VARIOUS PERCENTAGES OF THE ALTERNATIVE PREPAYMENT ASSUMPTION

                     CLASS B1, CLASS B2, CLASS B3 SECURITIES

   DISTRIBUTION
       DATE                     50%               75%               100%               150%               200%

------------------------------------------------------------------------------------------------------------------
Initial Percentage                100                100               100                100                 100
June 25, 1998                      99                 99                99                 99                  99
June 25, 1999                      98                 98                98                 98                  98
June 25, 2000                      98                 98                98                 98                  98
June 25, 2001                      97                 97                97                 97                  97
June 25, 2002                      95                 95                95                 95                  95
June 25, 2003                      92                 91                89                 87                  84
June 25, 2004                      88                 85                82                 77                  71
June 25, 2005                      82                 78                73                 64                  56
June 25, 2006                      76                 69                63                 51                  40
June 25, 2007                      68                 60                52                 38                  27
June 25, 2008                      62                 51                42                 28                  18
June 25, 2009                      55                 44                35                 21                  12
June 25, 2010                      50                 38                29                 16                   8
June 25, 2011                      44                 32                23                 11                   5
June 25, 2012                      40                 28                19                  8                   3
June 25, 2013                      35                 23                15                  6                   2
June 25, 2014                      31                 20                12                  5                   1
June 25, 2015                      27                 17                10                  3                   1
June 25, 2016                      24                 14                 8                  2                   1
June 25, 2017                      21                 12                 6                  2                   0
June 25, 2018                      18                  9                 5                  1                   0
June 25, 2019                      15                  8                 4                  1                   0
June 25, 2020                      12                  6                 3                  1                   0
June 25, 2021                      10                  5                 2                  0                   0
June 25, 2022                       8                  4                 2                  0                   0
June 25, 2023                       6                  3                 1                  0                   0
June 25, 2024                       4                  2                 1                  0                   0
June 25, 2025                       3                  1                 0                  0                   0
June 25, 2026                       1                  0                 0                  0                   0
June 25, 2027                       0                  0                 0                  0                   0

Weighted
Average Life
in Years*                          14.1               12.4              11.2                9.6                 8.7

__________________
*The weighted average life of a Security is determined by (i) multiplying the amount of each distribution in reduction of the Security Principal Balance by the number of years from the date of issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Security Principal Balance of the Security.

PROSPECTUS
                      FINANCIAL ASSET SECURITIZATION, INC.
                                    (SELLER)
                       MORTGAGE PARTICIPATION SECURITIES
                              (ISSUABLE IN SERIES)

     The Mortgage Participation Securities (the "Securities") offered hereby and by the related Prospectus Supplements will be offered from time to time in Series. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Glossary. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement for that Series.
     The Securities of each Series may include one or more Classes and will evidence beneficial ownership interests in a segregated pool of Mortgage Assets, or beneficial interests therein, and certain other assets described herein assigned to a trust or trusts (collectively, a "Trust"). A Series may include one or more Classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions, derived from the related Trust. A Series may also include one or more Classes of Securities entitled to distributions derived from specified portions of the Mortgage Assets in the related Trust. The rights of holders of Securities of one or more Classes of a Series to receive distributions may be subordinated to the rights of holders of other Classes of that Series. The Prospectus Supplement or Supplements relating to a Series of Securities will set forth, among other things, the following information if applicable to such Series: (1) the respective allocations and order of application of principal and interest distributions on the Mortgage Assets in the related Trust to the respective Classes of such Securities; (2) certain information as to the nature of the Mortgage Assets and any other assets assigned or pledged to the Trust underlying such Securities; (3) the dates periodic distributions will be made to Securityholders; (4) the Final Scheduled Distribution Dates and authorized denominations of such Securities; (5) the optional termination features pertaining to such Securities; (6) certain information regarding subordination of rights to distributions of any Class of such Securities to the rights of other Classes; and (7) additional information with respect to the plan of distribution of such Securities.
     Financial Asset Securitization, Inc. (the "Seller") will assign and transfer the Mortgage Assets and other assets to the Trust for each Series of Securities. The Mortgage Assets will consist of one or more of the following:
(1) Mortgage Pass-Through Certificates guaranteed by the Government National Mortgage Association ("GNMA Certificates"), (2) Mortgage Participation Certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC Certificates"), (3) Guaranteed Mortgage Pass-Through Certificates issued by the Federal National Mortgage Association ("FNMA Certificates"), (4) certain other mortgage pass-through certificates or mortgage-collateralized obligations, including those representing interests in pools of multifamily residential mortgage loans (with GNMA, FNMA and FHLMC Certificates, the "Mortgage Certificates"), (5) residential mortgage loans secured by property consisting of single family (one- to four-family) attached or detached residential housing or multifamily residential rental properties or cooperatively owned properties consisting of five or more attached or detached dwelling units ("Mortgage Loans"), (6) retail installment sales contracts ("Contracts") secured by liens on units of manufactured housing ("Manufactured Homes"), and (7) certain other assets evidencing interests in loans secured by residential property. Mortgage Loans that are Cooperative Loans will be secured by assignments of shares and a proprietary lease or occupancy agreement on a cooperative apartment. The Seller also may transfer or assign to the Trust for a Series of Securities certain Reserve Funds and other funds or accounts, Insurance Policies, Servicing Agreements, additional Mortgage Assets and other instruments as described herein and in the related Prospectus Supplement. The Mortgage Assets and other assets in the Trust will be held for the benefit of the Securityholders of the related Series pursuant to a Trust Agreement as more fully described herein. The only obligations of the Seller with respect to a Series of Securities will be pursuant to certain limited representations and warranties.
     An election may be made to treat certain Trusts or the related assets as real estate mortgage investment conduits ("REMICs"). See "Certain Federal Income Tax Consequences." A Series of Securities for which a REMIC election has been made will include one or more Classes of regular interests in each REMIC ("REMIC Regular Securities") and will include one Class of residual interest in each REMIC ("Residual Securities").
     ALTHOUGH PAYMENT OF PRINCIPAL AND INTEREST ON THE MORTGAGE CERTIFICATES, IF ANY, ASSIGNED TO THE TRUST FOR A SERIES OF SECURITIES IS GUARANTEED BY GNMA, FNMA OR FHLMC, THE SECURITIES DO NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE SELLER OR ANY AFFILIATE THEREOF AND ARE NOT GUARANTEED OR INSURED BY GNMA, FNMA, FHLMC, THE SELLER OR ANY OF ITS AFFILIATES, OR ANY OTHER PERSON.
     SEE "RISK FACTORS" BEGINNING ON PAGE 9 HEREOF FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BEFORE PURCHASING THE SECURITIES OF ANY SERIES.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
        ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
                 The date of this Prospectus is June 25, 1997.

                             ADDITIONAL INFORMATION
     The Seller is subject to the informational requirements of the Securities
Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission").
Reports and other information filed by the Seller with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the
Regional Offices of the Commission at 7 World Trade Center, Suite 1300, New
York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street,
Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street,
N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the internet through the "world wide web" at which any electronic filings, reports, information statements and other information regarding the Seller may be viewed. The internet address of the Commission's site is http://www.sec.gov.
     The Prospectus does not contain all the information set forth in the Registration Statements (of which this Prospectus is a part) and exhibits relating thereto which the Seller has filed with the Commission in Washington, D.C. Copies of the information and the exhibits are on file at the offices of the Commission and may be obtained, upon payment of the fee prescribed by the Commission, or may be examined without charge at the offices of the Commission.
Copies of the Trust Agreement for a Series will be provided to each person to whom a Prospectus is delivered upon written or oral request, provided that such request is made to Financial Asset Securitization, Inc., 901 East Byrd Street,
Richmond, Virginia 23219 (telephone (804) 344-6575), Attn: Secretary.
     Copies of FHLMC's most recent Offering Circular for FHLMC Certificates,
FHLMC's most recent Information Statement and any subsequent information statement, any supplement to any information statement relating to FHLMC and any quarterly report made available by FHLMC after December 31, 1983 can be obtained by writing or calling the Investor Relations Department of FHLMC at Post Office
Box 4112, Reston, Virginia 22090 (outside Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 3725; within Washington, D.C. metropolitan area, telephone 703-903-3725). The Seller did not participate in the preparation of FHLMC's Offering Circular, Information Statement or any supplement and, accordingly, makes no representation as to the accuracy or completeness of the information set forth therein.
     Copies of FNMA's most recent Prospectus for FNMA Certificates and FNMA's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations, 3900
Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). The Seller did not participate in the preparation of FNMA's Prospectus and, accordingly, makes no representations as to the accuracy or completeness of the information set forth therein.
     The Seller is not obligated with respect to the Securities. Accordingly, the Seller has determined that financial statements of the Seller are not material to the offering made hereby.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     The Seller's Registration Statement on Form 10 heretofore filed by the
Seller with the Commission is incorporated by reference in this Prospectus.
     All documents filed by the Seller pursuant to Sections 13(a), 13(c), 14 or
15(d) of the Securities Exchange Act of 1934 after the date of this Prospectus and prior to the termination of the offering of the Securities hereunder shall be deemed to be incorporated into and made a part of this Prospectus from the date of filing of such documents.
     The Seller hereby undertakes to provide a copy of any and all information that has been incorporated by reference into the Registration Statements (not including exhibits to the information so incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Registration Statements incorporate) upon written or oral request of any person, without charge to such person, provided that such request is made to
Financial Asset Securitization, Inc., 901 East Byrd Street, Richmond, Virginia
23219 (804) 344-6575, Attn: Secretary.
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
                               PROSPECTUS SUMMARY
     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the related Prospectus Supplement and in the trust agreement (the "Trust Agreement")
with respect to such Series. A form of Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.
     Capitalized terms used herein and not defined herein shall have the respective meanings assigned them in the "GLOSSARY."
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SELLER........................  Financial Asset Securitization, Inc., formerly named Ryland Mortgage Securities Corporation, is a wholly owned, limited-purpose financing subsidiary of JST Company, L.L.C. ("JST"). JST is a limited liability company organized under the laws of the Commonwealth of Virginia on August
                                22, 1995. Neither JST nor the Seller has guaranteed, or is otherwise obligated with respect to, the Securities of any Series. The principal executive offices of the Seller are located at 901
                                East Byrd Street, Richmond, Virginia 23219, and its telephone number is (804) 344-6575.
SECURITIES OFFERED............  Mortgage Participation Securities (the "Securities"), issuable in Series, all as more fully described in the related Prospectus Supplement. The Securities of each Series may include one or more Classes and will evidence beneficial ownership interests in a segregated pool of
                                Mortgage Assets, or beneficial interests therein, and certain other assets assigned to a trust or trusts for the benefit of Securityholders of each Series as specified in the related
                                Prospectus Supplement. A Series may include one or more Classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or entitled to interest distributions, with disproportionate, nominal or no principal distributions, derived from the related Trust. The principal amount of any Security may be represented by a notional principal amount as specified in the related Prospectus Supplement. A
                                Class of Securities of a Series entitled to distributions of interest may receive interest at a x specified rate (a "Pass-Through Rate"), which may be fixed, variable or adjustable and may differ from other Classes of the same Series. One or more Classes of Securities of a Series may be Securities upon which interest will accrue but not be distributed until certain other
                                Classes are paid. A Series may also include one or more Classes of Securities entitled to distributions derived from specified portions of the Mortgage Assets in the related Trust. One or more Classes ("Subordinated Securities") may be subordinated in right to distributions and subject to allocation of losses on the Mortgage Loans in favor of one or more other Classes
                                ("Senior Securities") of that Series. The Securities will be issued in fully registered certificated or book-entry form in the authorized denominations specified in the related
                                Prospectus Supplement. Any Class of Securities of a Series offered hereby and by the related
                                Prospectus Supplement will be rated by at least one Rating Agency in one of its four highest rating categories ("Investment Grade").
TRUST AGREEMENT...............  Each Series of Securities will be issued pursuant to one or more Trust Agreements among the
                                Seller, a Master Servicer or Securities Administrator, and the Trustee identified in the related Prospectus Supplement. Pursuant to the Trust Agreement, the Seller will sell and assign the Mortgage Assets and other assets comprising the related Trust to the trustee named in the related Prospectus Supplement (the "Trustee") in exchange for a Series of Securities. Following the closing for a Series, the Mortgage Assets will be registered in the name of the Trustee or its Custodian for that Series. Payments of principal, including prepayments, and interest on the Mortgage Assets with respect to a Series (together with payments from any Reserve Fund or other funds for such Series) and, if applicable, Reinvestment Income thereon, will be passed through to the Trust as specified in the Prospectus Supplement. The Trustee will periodically allocate such amounts, to the extent actually collected, advanced or
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                                received during the applicable Due Period or Prepayment Period, net of various fees, premiums and expenses (the "Available Distribution") among the Classes of Securities in the proportion and order of application set forth in the Trust Agreement and described in the related
                                Prospectus Supplement. The Available Distribution may be allocated so that amounts paid as interest on the Mortgage Assets may be distributed as principal on the Securities and amounts paid as principal on the Mortgage Assets may be distributed as interest on the Securities.
DISTRIBUTIONS
  OF INTEREST.................  Interest will be distributed periodically by the Trustee on the dates specified in the related
                                Prospectus Supplement (each, a "Distribution Date"). Interest will be passed through to each
                                Class of the Securities entitled to interest distributions at the applicable Pass-Through Rate on the outstanding actual or notional principal amount of such Securities or allocated by such other formula as may be specified in the related Prospectus Supplement. Each periodic distribution of interest on the Securities of a particular Class will be paid to holders out of the Available Distribution pro rata in accordance with their respective percentage ownership of the outstanding Securities of such Class. Each such distribution of interest will include all interest accrued through the Accounting Date immediately preceding the applicable Distribution
                                Date or to another date specified in the related Prospectus Supplement. Distributions of interest on the Securities of a Series may be reduced to the extent of delinquencies or losses on Loans in the related Trust.
DISTRIBUTIONS
  OF PRINCIPAL................  Principal will be distributed periodically by the Trustee on the Distribution Dates specified in the related Prospectus Supplement. Each periodic distribution of principal on the Securities of a particular Class will be paid to holders out of the Available Distribution pro rata in accordance with the respective percentage ownership of the outstanding Securities of such
                                Class, or in such other manner specified in the related Prospectus Supplement. Distributions of principal on the Securities of a Series may be reduced to the extent of delinquencies or losses on the Loans in the related Trust.
                                The Final Scheduled Distribution Date for each Class of a Series is the date after which no
                                Securities of such Class will remain outstanding, assuming timely payments are made on the
                                Mortgage Assets in the related Trust in accordance with their terms. The Final Scheduled
                                Distribution Date of a Class generally will be determined on the basis of the assumptions set forth in the related Prospectus Supplement. The actual maturity date of the Securities of a
                                Series will depend primarily upon the level of prepayments with respect to the Loans comprising or underlying the Mortgage Assets in the related Trust. The actual maturity of any Security is likely to occur earlier and may occur substantially earlier than its Final Scheduled
                                Distribution Date as a result of the application of prepayments to the reduction of the principal amounts of the Securities. Under certain default scenarios with respect to the Loans comprising or underlying the Mortgage Assets in the Trust, the actual final Distribution Date of one or more Classes of a Series may occur after the Final Scheduled Distribution Date. See
                                "Maturity and Prepayment Considerations" and "Yield Considerations."
ALLOCATION OF LOSSES
  AND SHORTFALL...............  With respect to any defaulted Loan that is finally liquidated for cash through foreclosure sale, disposition of the related mortgaged premises ("Mortgaged Premises") if acquired by deed in lieu of foreclosure, or otherwise (a "Liquidated Loan"), the amount of loss realized, if any
                                (a "Realized Loss"), unless otherwise specified in the Prospectus Supplement, will equal the sum of the (i) Unpaid Principal Balance, (ii) amounts reimbursable to the Servicer, Master
                                Servicer or Trustee for related costs, expenses and advances, and (iii) amounts attributable to interest accrued but not paid on such Mortgage Loan, minus sales proceeds ("Liquidation
                                Proceeds"), insurance recoveries ("Insurance Proceeds") and other recoveries with
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                                respect to the Mortgage Loan. Realized Losses also include Mortgagor Bankruptcy Losses, Special
                                Hazard Losses and Fraud Losses. Mortgagor Bankruptcy Losses result when the Unpaid Principal
                                Balance of a Mortgage Loan is reduced or the payment terms of a Mortgage Loan are modified in connection with bankruptcy proceedings of the mortgagor or mortgagors (the "Borrower"). Special
                                Hazard Losses are losses attributable to physical damage to Mortgaged Premises of a type which is not covered by standard hazard insurance policies, but do not include losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear. Fraud Losses are losses on Mortgage Loans resulting from a Mortgage Insurer's failure to pay a claim with respect to a Mortgage Loan on the grounds of fraud, dishonesty or misrepresentation in the application for insurance.
                                Unless otherwise specified in the Prospectus Supplement, the Servicers of the Loans in the
                                Trust for a Series and, to the limited extent described herein, the Master Servicer is, and the
                                Trustee or Pool Insurer may be, obligated to advance funds to the Trust to cover delinquent payments of principal or interest on the Loans. In the event that advances are not made or are insufficient to cover delinquencies, interest distributions on the Securities may be reduced.
                                Interest Shortfall also may result from the application of the Soldiers' and Sailors' Civil
                                Relief Act of 1940, which caps the interest rate payable by certain Borrowers who subsequently enter military service ("Soldiers' and Sailors' Shortfall"); from an inability to pay accrued and unpaid interest on a Loan from Liquidation Proceeds and Insurance Proceeds ("Realized
                                Interest Losses"); and from the prepayment in full of a Loan if interest to month-end is not paid by the Servicer or, in certain cases, the Master Servicer ("Prepayment Interest
                                Shortfall"). See "Sale and Servicing of Mortgage Loans -- General" and " -- Advances."
                                A Series may include one or more Classes of Securities as to which the right to receive distributions with respect to the Mortgage Assets will be subordinate to the rights of holders of more senior Securities of such Series. Such subordination may only be to the extent of a specific amount specified in the related Prospectus Supplement (the "Subordination Amount") or
                                may require allocation of all Realized Losses or Shortfall to such Class of Securities until their principal amount has been reduced to zero. If so provided in the related Prospectus
                                Supplement, certain types of Realized Losses or Shortfall may be allocated differently than other Realized Losses or Shortfall. Any allocation of a Realized Loss to a Class of Securities generally will be made by reducing the principal amount thereof as of the applicable
                                Distribution Date by an amount equal to the amount of such Realized Loss.
OPTIONAL TERMINATION..........  To the extent specified in the related Prospectus Supplement, the Securities of a Series may be
                                retired through termination of the related Trust by means of repurchase of the assets in the
                                Trust by the party or parties specified therein under certain circumstances. See "Description of the Securities -- Optional Termination."
THE TRUSTS....................  The Seller will assign or transfer to the Trust established for each Series, for the benefit of
                                Securityholders, assets consisting primarily of one or more of the following, each of which will be more specifically described in the Prospectus Supplement for such Series:
A. MORTGAGE
   ASSETS.....................  Assets assigned or transferred to the Trust for Securities of a Series may be composed of (i)
                                GNMA Certificates guaranteed by the Government National Mortgage Association, (ii) FHLMC
                                Certificates issued by the Federal Home Loan Mortgage Corporation, (iii) FNMA Certificates
                                issued by the Federal National Mortgage Association, (iv) such other types of mortgage assets, including mortgage pass-through certificates and collateralized mortgage obligations (together with the GNMA Certificates, FHLMC Certificates and FNMA Certificates, the "Mortgage
                                Certificates"),
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                                as may be described in the related Prospectus Supplement, (v) Mortgage Loans secured by property consisting of single family (one- to four-family) attached or detached residential housing or multifamily residential rental properties or cooperatively owned properties consisting of five or more attached or detached dwelling units, (vi) Contracts secured by
                                Manufactured Homes, (vii) certain other assets evidencing interests in loans secured by residential property, and (viii) Funding Agreements with various Finance Companies that are secured by Mortgage Certificates, Loans or other similar assets. Mortgage Certificates, Loans and other similar assets, whether assigned to a Trust by the Seller or pledged to secure a
                                Funding Agreement, are herein referred to collectively as "Mortgage Assets." The Mortgage
                                Assets and other assets in the Trust for the Securities of a Series will have an aggregate
                                Asset Value at least equal to the original aggregate principal amount of such Securities. See
                                "The Trusts."
B. ASSET PROCEEDS
   ACCOUNT....................  All payments and collections received or advanced on the Mortgage Assets assigned to the Trust for the Securities of a Series will be remitted to one or more accounts (collectively, the
                                "Asset Proceeds Account") established and maintained in trust on behalf of the Securityholders.
                                Unless otherwise specified in the related Prospectus Supplement, reinvestment income on amounts in the Asset Proceeds Account will not accrue for the benefit of the Securityholders of a
                                Series but will be remitted periodically to the Master Servicer or the Servicers as additional master servicing or servicing compensation. See "The Trusts -- Asset Proceeds Account."
C. RESERVE FUNDS..............  If specified in the Prospectus Supplement for a Series, the Seller will deposit cash, securities, certificates of deposit or letters of credit in one or more Reserve Funds which may be used by the Trustee to make any required distributions of principal or interest on the
                                Securities of the Series to the extent funds are not otherwise available. Any Reserve Fund will be maintained in trust but may or may not constitute a part of the Trust for a Series. The funding of the Reserve Fund for a Series of Securities will be specified in the Prospectus
                                Supplement for the Series. The Seller will have certain rights on any Distribution Date to cause the Trustee to withdraw funds from a Reserve Fund for a Series to the extent such funds are no longer required to be maintained for the Securityholders. See "The Trusts -- Reserve
                                Fund or Accounts."
D. INSURANCE POLICIES.........  For Series in which the Trust contains Mortgage Loans, the Seller may assign to the Trustee payments due under certain mortgage insurance, hazard insurance and other policies
                                (collectively, "Insurance Policies") which may include, as specified in the related Prospectus
                                Supplement, (i) "Mortgage Insurance Policies" consisting of (a) Primary Mortgage Insurance
                                Policies that will insure (subject to their provisions and certain limitations) Mortgage Loans against all or a portion of any loss sustained by reason of nonpayments by Borrowers, (b) one or more mortgage Pool Insurance Policies providing coverage in an amount specified in the related Prospectus Supplement, or (c) a combination of Primary Mortgage and Pool Insurance
                                Policies; (ii) Standard Hazard Insurance Policies insuring Mortgage Loans against losses due to various causes, including fire and windstorm; (iii) Special Hazard Insurance insuring Mortgage
                                Loans against certain losses that are not covered by the Standard Hazard Insurance Policies
                                (including earthquakes, landslides and mudflows) in an amount specified in the related
                                Prospectus Supplement; (iv) Mortgagor Bankruptcy Insurance which will provide for payments in an amount specified in the Prospectus Supplement in the event of the bankruptcy of the
                                Borrower; and (v) with respect to multifamily Mortgaged Premises, boiler insurance and business interruption insurance. To the extent specified in the Prospectus Supplement for a Series, the
                                Seller may, in lieu of providing certain Insurance Policies, deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating
                                Agency rating that Series for such Series in an initial amount acceptable to each such Rating
                                Agency.
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                                Insurance related to Mortgage Loans may be modified to cover Mortgage Loans assigned to Trusts for more than one Series or that secure collateralized mortgage obligations issued by the
                                Seller or one of its affiliates, provided that such revision does not result in any lowering of the credit rating assigned to any outstanding Series by any Rating Agency rating that Series at the request of the Seller. See "The Trusts -- Mortgage Insurance on Mortgage Loans."
E. ADDITIONAL ASSETS..........  The Seller may assign to the Trust for a Series non-recourse guaranties (each a "Guaranty") of the timely payment of principal and interest on Mortgage Loans in the Trust secured by a pledge of other assets satisfactory to the Rating Agency rating the Series. The Seller may also assign such other assets by such other means as may be specified in the related Prospectus Supplement.
                                Such other assets may consist of additional Mortgage Loans, additional Mortgage Certificates, letters of credit or other Permitted Investments (such other assets, together with the
                                Guaranties, are referred to as "Additional Assets"), and may be drawn upon to cover losses on
                                Mortgage Loans in the Trust as described in the related Prospectus Supplement. See "The
                                Trusts -- Delivery of Additional Assets."
F. SERVICING..................  One or more Servicers will perform certain servicing functions with respect to the Mortgage
                                Loans assigned to the Trust for a Series. If specified in the Prospectus Supplement, the
                                Servicers will be supervised by a Master Servicer. Each Servicer of one- to four-family
                                Mortgage Loans generally will be an approved servicer by FNMA or FHLMC and by the Master
                                Servicer. Servicers of multifamily mortgage loans generally will be approved mortgagees under
                                Section 203 of the National Housing Act. Each Servicer will be obligated under a Servicing
                                Agreement (i) to perform customary servicing functions, (ii) to make mandatory or discretionary advances of funds to cover certain payments not made by the Borrowers to the extent such advances are deemed recoverable from future payments by the Borrowers, from proceeds of
                                Insurance Policies, from the proceeds of Liquidated Loans, or as provided in the related
                                Prospectus Supplement, and (iii) under certain circumstances, unless otherwise provided in the
                                Prospectus Supplement, to purchase any Mortgage Loans (a) that are converted from an adjustable to a fixed Note Rate or from one fixed Note Rate to a lower fixed Note Rate (a "Converted
                                Mortgage Loan") and (b) with respect to which the Servicer has made a misrepresentation or breached a covenant. The Seller will assign its rights under any Servicing Agreement to the
                                Trust for the related Series. See "The Trusts -- Repurchase of Converted Mortgage Loans" and
                                " -- Sale and Servicing of Mortgage Loans."
G. MASTER SERVICER............  The Master Servicer or Securities Administrator named in the Prospectus Supplement will be responsible under the Trust Agreement for providing general administrative services to the
                                Trust including, among other things, (i) oversight of payments received on Mortgage Assets,
                                (ii) monitoring the amounts on deposit in various Trust Accounts, (iii) calculation of the amounts payable to Securityholders on each Distribution Date, (iv) preparation of periodic reports to the Trustee or the Securityholders with respect to the foregoing matters, (v)
                                preparation of federal and state tax and information returns, and (vi) preparation of reports, if any, required under the Securities Exchange Act of 1934, as amended. In addition, with respect to a Trust that includes one- to four-family Mortgage Loans, the Master Servicer will be required by the Trust Agreement to supervise and administer the performance of Servicers, to make advances of delinquent payments of principal and interest on the Mortgage Loans to the extent provided in the related Prospectus Supplement, and to perform the servicing obligations of a terminated Servicer. The Master Servicer's obligations to act as a servicer following the termination of a Servicing Agreement will not, however, require the Master Servicer to (i)
                                purchase Mortgage Loans from the Trust due to a breach by the Servicer of a representation or warranty under the Servicing Agreement, (ii) purchase from the Trust any Converted Mortgage
                                Loan unless otherwise required
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                                as Master Servicer or (iii) make advances of principal and interest on delinquent Mortgage
                                Loans in excess of the Master Servicer's independent advance obligation under the Trust
                                Agreement. If a Servicer does not have an obligation to purchase Converted Mortgage Loans, the
                                Master Servicer will be obligated to purchase such Converted Mortgage Loans to the extent provided in the Prospectus Supplement. The Master Servicer may delegate its responsibilities under the Trust Agreement; PROVIDED, HOWEVER, that no such delegation shall release the Master
                                Servicer from its responsibilities or obligations under the Trust Agreement.
CERTAIN FEDERAL
  INCOME TAX
  CONSEQUENCES................  See "Certain Federal Income Tax Consequences."
YIELD CONSIDERATIONS..........  The Prospectus Supplement for a Series may specify certain yield calculations, based upon an assumed rate of prepayment or a range of prepayment assumptions on the Mortgage Assets, for
                                Classes receiving disproportionate allocations of principal and interest. A higher level of principal prepayments on the Mortgage Assets than anticipated is likely to have an adverse effect on the yield on any Class of Securities that has a purchase price greater than its initial principal amount (a "Premium Security") and a lower level of principal prepayments on the Mortgage Assets than anticipated is likely to have an adverse effect on the yield on any
                                Class of Securities that has a purchase price less than its initial principal amount (a
                                "Discount Security"). It is possible under certain circumstances for holders of Premium
                                Securities not only to suffer a lower than anticipated yield but, in extreme cases, to fail to recoup fully their initial investment.
USE OF PROCEEDS...............  The Seller generally will acquire the Mortgage Assets from their previous owner (the
                                "Participant") at the time the Securities of a Series are issued. Substantially all of the net proceeds from the sale of each Series of Securities will be paid by the Seller to the
                                Participant in exchange for the Mortgage Assets to be assigned to the Trust for such Series or to fund loans to Finance Companies secured by Mortgage Assets and assigned to the Trust for such Series.
LEGAL INVESTMENT..............  The Securities of each Series offered by the related Prospectus Supplement will generally constitute "mortgage-related securities" under the Secondary Mortgage Market Enhancement Act of
                                1984 ("SMMEA") so long as they are rated by a Rating Agency in one of its two highest rating categories. Any such securities would be "legal investments" for certain types of institutional investors to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. Some
                                Classes of Securities offered hereby may not be rated in one of the two highest rating categories and thus would not constitute "mortgage-related securities." Securities that do not constitute "mortgage-related securities" under SMMEA will require registration, qualification or an exemption under applicable state securities laws and may not be "legal investments" to the same extent as "mortgage-related securities." See "Legal Investment."
ERISA CONSIDERATIONS..........  An employee benefit plan that invests in the Securities may be treated as having acquired a direct interest in the assets of the related Trust for purposes of the "plan asset" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). See "ERISA
                                Considerations."
RATING........................  Each Class of Securities offered by means of this Prospectus and the related Prospectus
                                Supplement will be rated not less than Investment Grade by at least one Rating Agency identified in such Prospectus Supplement.

                                  RISK FACTORS
     Investors should consider, among other things, the following risk factors in connection with the purchase of the Securities.

MATURITY AND YIELD CONSIDERATIONS
     SENSITIVITY TO PREPAYMENTS. Yields realized by holders of certain Classes of Securities of a Series with disproportionate allocations of principal or interest will be extremely sensitive to levels of prepayments (including for this purpose, payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchase by or on behalf of the Seller, the Servicer, the Master Servicer or the Participant, as the case may be) on the Mortgage Assets of the related Trust. In general, yields on Premium Securities will be adversely affected by higher than anticipated levels of prepayments on the Mortgage Assets and enhanced by lower than anticipated levels. Conversely, yields on Discount Securities are likely to be enhanced by any higher than expected level of prepayments and adversely affected by a lower than anticipated level. This sensitivity will be magnified as the disproportion of the allocation of principal and interest payments on the Mortgage Assets to each Class increases. Holders of certain Classes of Securities could fail to recover their initial investment.
     The rate of principal payments on the Loans (and mortgage loans underlying the Mortgage Certificates) will be affected by the amortization schedules of such loans and the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchases by or on behalf of the Seller, the Servicer, the Master Servicer or the Participant, as the case may be). The rate of principal prepayments on pools of mortgages is influenced by a variety of economic, geographic, social, tax, legal and other factors. In general, however, if the Loans are not subject to prepayment penalties and if prevailing interest rates fall significantly below the interest rate on the Loans (or mortgage loans underlying the Mortgage Certificates), such Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Loans. Conversely, a Borrower is less likely to prepay his Loan when interest rates are higher than those in effect when the Loan was originated. The holder of the Loan (the Trustee, and through it, the Securityholders) generally does not want a Loan to be prepaid when prevailing interest rates are lower than at the time of investment and generally wants a Loan to be prepaid when prevailing interest rates are higher than at the time of investment. This conflict between the Borrower and the holder of the Loan exposes the holder to reinvestment risk when prevailing interest rates are lower than at the time of its investment (it can only reinvest the mortgage loan proceeds in investments bearing a lower rate of interest) and the loss of reinvestment opportunity when prevailing interest rates are higher than at the time of its investment (it cannot reinvest in higher yielding instruments).
     LIMITED NATURE OF RATING. Each Class of Securities of a Series offered hereby and by means of the related Prospectus Supplement initially will be rated Investment Grade by at least one of the Rating Agencies identified in such Prospectus Supplement. Any such rating is not a recommendation to buy, sell or hold Securities and is subject to revision or withdrawal at any time by the Rating Agency issuing such rating. An investor may obtain further details with respect to any rating on the Securities from the Rating Agency issuing such rating. In addition, any such rating will be based, among other things, on the credit quality of the Mortgage Assets and will represent only an assessment of the likelihood of receipt by Securityholders of payments with respect to the underlying Mortgage Assets. Such rating will not represent any assessment of the likelihood that prepayment experience may differ from prepayment assumptions and, accordingly, any assessment of the possibility that holders of Premium Securities will, under circumstances of high principal prepayments on the Mortgage Assets, fail to recoup their initial investment. Security ratings assigned to Classes of Securities having a disproportionate entitlement to principal or interest should be evaluated independently of similar security ratings assigned to other kinds of securities. A rating also will not assess the ability of a Servicer or Participant to perform its obligation, if any, to repurchase Converted Mortgage Loans.

CREDIT CONSIDERATIONS
     GENERAL. Each Trust is expected to have no significant assets other than the Mortgage Assets and other assets assigned to the Trust by the Seller. For that reason, prospective purchasers of the Securities of a Series must rely primarily upon payments of principal and interest on such Mortgage Assets, the security therefor, and sources of credit enhancement identified in the related Prospectus Supplement. A Mortgage Loan or Contract
                                       9
typically is made based upon a determination of the Borrower's ability to make Monthly Payments on his Mortgage Loan or Contract and upon the value of the Mortgaged Premises or Manufactured Home secured thereby. The ability of a Borrower to make Monthly Payments will be dependent on the availability of jobs and general macro and micro economic conditions. A Borrower's failure to pay and subsequent foreclosure on the Mortgaged Premises typically will not relieve the Borrower from liability for a Mortgage Loan, but the most likely source of cash as a practical matter will be from the sale of the Mortgage Premises. Accordingly, an investment in Securities of a Series evidencing interests in a Trust consisting of Mortgage Loans may be affected by a decline in real estate values. If the residential real estate market in the area of properties securing the Mortgage Loans should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, and any secondary financing on the Mortgaged Premises, become equal to or greater than the value of such Mortgaged Premises, the actual rate of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by any Subordination Amount, applicable insurance policies or other credit enhancement, holders of the Securities of a Series evidencing interests in the related Trust will bear all risk of loss resulting from default by Borrowers and will have to look primarily to the value of the Mortgaged Premises for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans.
     Loans such as GPM Loans, GEM Loans, ARM Loans and Buy-Down Mortgage Loans are of recent origin. As a result, reliable prepayment, loss and foreclosure statistics relating to such loans are not available. Such Mortgage Loans may be underwritten on the basis of an assessment that the Borrower will have the ability to make payments in higher amounts in later years and, in the case of certain ARM Loans, after relatively short periods of time. Other loans may be underwritten principally on the basis of the initial loan-to-value ratio of the Loans. To the extent losses on Loans exceed levels estimated by the Rating Agency rating the Series in determining required levels of overcollateralization or other credit support, the Trust may experience a loss. Furthermore, Loans made with respect to multifamily property, Manufactured Homes or Cooperative Dwellings may entail risks of loss in the event of delinquency and foreclosure or repossession that are greater than similar risks associated with traditional single-family property. To the extent losses on such Loans exceed levels estimated by the Rating Agency in determining required levels of overcollateralization or other credit support, the Trust Fund may experience a loss. See "Sale and Servicing of Loans -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans."
     Multifamily lending is generally viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower's ability to repay the loan may be impaired. Multifamily real estate can be affected significantly by supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow of the property. Corresponding to the greater lending risk is a generally higher interest rate applicable to multifamily residential mortgage lending.
     INSURANCE AND CREDIT SUPPORT LIMITATIONS. The Insurance Policies on the Mortgage Loans or the obligation to deliver Additional Assets, if any, with respect to a Series will not cover all contingencies and will cover other contingencies only to a limited extent. See "The Trusts -- Mortgage Insurance on Mortgage Loans," " -- Hazard Insurance on the Mortgage Loans," and " -- Delivery of Additional Assets." The amount, type and nature of insurance policies, subordination, letters of credit and other credit support, if any, required with respect to a Series will be determined on the basis of actuarial criteria established by each Rating Agency rating such Series. Such actuarial analysis is the basis upon which each Rating Agency determines required amounts and types of pool insurance, special hazard insurance, reserve funds, subordination or other credit support. There can be no assurance that the historical data supporting such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of housing loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans.
     Moreover, reserve funds, insurance policies, letter of credit or other credit support for a Series will not cover all potential losses or risks. A Series of Securities may include a Class or multiple Classes of Subordinated Securities
                                       10
as described in the related Prospectus Supplement. Although such subordination is intended to reduce the risk of delinquent distributions or ultimate losses to holders of Senior Securities, the applicable principal amount of the Subordinated Securities or Subordination Amount will be limited and will decline under certain circumstances. See "Description of the Securities" and "The Trusts."
     In addition, if distributions in reduction of the principal amount of Securities of a Series are made in order of the respective Final Scheduled Distribution Dates of the Classes, any limits with respect to the aggregate amount of claims under any related Insurance Policy may be exhausted before the principal of the later-maturing Classes has been repaid. As a result, the impact of significant losses on the Mortgage Loans may bear primarily upon the Securities of the later-maturing Classes.
     FHLMC AND FNMA GUARANTY. Payments of principal and interest on the FHLMC Certificates or FNMA Certificates are backed only by the credit of FHLMC and FNMA, respectively, and not by the full faith and credit of the United States. See "Additional Information" for the availability of information respecting FHLMC and FNMA.
     DEFICIENCY ON SALE OF ASSETS. If the assets assigned to a Trust were to be sold, there can be no assurance that the proceeds of any such sale would be sufficient to distribute in full the outstanding principal amount of the related Securities and accrued interest due thereon. The market value of the assets generally will fluctuate with changes in prevailing rates of interest. Consequently, the Mortgage Assets and any Permitted Investments in which the funds deposited in the Asset Proceeds Account and any Reserve Funds for a Series may be invested may be liquidated at a discount from par value or from their purchase price, in which case the proceeds of liquidation might be less than the aggregate outstanding principal amount and interest at the Pass-Through Rate allocated to each Class of the Securities of that Series.
     ENFORCEABILITY. As specified in the related Prospectus Supplement, the Mortgage Loans may contain "due-on-sale" clauses which permit the lender to accelerate the maturity of the Mortgage Loan if the Borrower sells, transfers or conveys the related Mortgaged Premises or its interest in the Mortgaged Premises. Such clauses are generally enforceable subject to certain exceptions. See "Certain Legal Aspects of Mortgage Loans -- "Due on Sale' Clauses."
     Multifamily mortgage loan transactions often provide for an assignment of the leases and rents pursuant to which the Borrower typically assigns its right, title and interest, as landlord under each lease and the income derived therefrom, to the lender while either obtaining a license to collect rents for so long as there is no default or providing for the direct payment to the lender. Local law, however, may require that the lender take possession of the property and appoint a receiver before becoming entitled to collect the rents under the lease. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the obligor, the lender's ability to collect the rents may be adversely affected.
     Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. See "Certain Legal Aspects of Mortgage Loans -- Equitable Limitations on Remedies."
     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the Borrower following foreclosure or sale under a deed of trust. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders."
     In some states, the Borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement or redemption period, cure the default by paying the entire amount in arrears plus certain of the costs and expenses incurred in enforcing the obligation. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Borrower and certain foreclosed junior encumbrancers are given a statutory period in which to redeem the property from the foreclosure sale. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure of sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run. See "Certain Legal Aspects of Mortgage
Loans -- Rights of Reinstatement and Redemption."
                                       11

     OTHER LEGAL CONSIDERATIONS. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage or deed of trust. Other federal and state laws provide priority to certain tax and other liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders."
     ENVIRONMENTAL CONSIDERATIONS. Real property pledged as security to a lender may be subject to certain environmental risks. Although federal law provides secured lenders significant protection from federal liability if they foreclose on contaminated Mortgaged Property, a secured lender may incur liability, as an "owner" or "operator," for certain environmental clean-up costs required at the Mortgaged Property if its agents or employees become sufficiently involved in the operations of the Borrower, even if the environmental damage or threat was caused by a prior owner. In addition, many states have environmental clean-up statutes, and not all provide protection for a secured lender in the case of foreclosure. See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations."
     Even if a foreclosing secured lender is protected by legislation from liability for clean-up costs on a Mortgaged Property, the transferee from the secured lender is not entitled to such protection. Thus, the presence of environmental contamination may decrease the amount that prospective buyers are willing to pay for a Mortgaged Property and thereby reduce the likelihood that the Trust will recover fully on the related Mortgage Loan as a result of foreclosure.
     Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing security instruments. In these states, the lien of a security instrument may lose its priority to such a "superlien." See "Certain Legal Aspects of Mortgage
Loans -- Environmental Considerations."
     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, it is likely that no environmental assessment or a very limited environmental assessment of the Mortgaged Premises was conducted. In general, no representations or warranties have been made or any liability assumed with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Premises or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances. Any loss or liability resulting from the presence or effect of hazardous wastes or such hazardous substances will reduce the amounts otherwise available to pay to the holders of the Securities. See "Certain Legal Aspects of Mortgage
Loans -- Environmental Considerations."

TAX AND OTHER CONSIDERATIONS
     ORIGINAL ISSUE DISCOUNT. Discount Securities generally will be treated as issued with original issue discount for federal income tax purposes. In addition, certain classes of Premium Securities may be treated by the Trustee under applicable provisions of the Internal Revenue Code of 1986, as amended, as stripped coupons issued in the original issue discount. The Trustee will report original issue discount with respect to such Discount and Premium Securities on the accrual basis, which may be prior to the receipt of cash associated with such income. See "Certain Federal Income Tax Consequences."
     TAX CONSIDERATIONS FOR RESIDUAL SECURITIES. Residual Securities are subject to certain special tax considerations that differ from those applicable to REMIC Regular Securities and of Securities in a Series for which a REMIC election is not made. See "Certain Federal Income Tax Consequences."
                                       12

     LIMITED LIQUIDITY. There can be no assurance that a secondary market will develop for the Securities of any Series or, if it does develop, that it will provide Securityholders of such Series with liquidity of investment or that it will continue for the term of the Securities of such Series.
     BOOK-ENTRY SECURITIES. The Prospectus Supplement for a Series may specify that certain Classes of the Securities will be issued in book-entry form ("Book-Entry Securities"). As described under "Description of the Securities -- Book-Entry Procedures," because transactions in Book-Entry Securities can be effected only through The Depository Trust Company (the "Depository") and certain Financial Intermediaries, the ability of a beneficial owner of a Book-Entry Security (a "beneficial owner") to pledge such a Security to persons or entities that do not participate in the Depository's system, or otherwise to take actions in respect of such Securities, may be limited due to lack of a physical certificate representing such Security. Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.
     Beneficial owners may experience some delay in their receipt of distributions of interest on and principal of the Securities because such distributions will be forwarded by the Trustee to the Depository and the Depository will be required to credit such distributions to the accounts of the related Financial Intermediary which thereafter will be required to credit them to the accounts of beneficial owners either directly or indirectly through indirect participants. See "Description of the Securities -- Book-Entry Procedures."

                         DESCRIPTION OF THE SECURITIES

GENERAL
     The Mortgage Participation Securities described herein and in the related Prospectus Supplements (the "Securities") will be issued from time to time in Series pursuant to a Trust Agreement, the form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Trust Agreement may incorporate by reference Standard Terms to Trust Agreement ("Standard Terms"). One or more Trusts will be established with the Trustee for each Series of Securities. The Seller may sell to investors one or more Classes of a Series of Securities in transactions not requiring registration under the Securities Act of 1933.
     The Seller will assign and transfer to the Trust for the benefit of the holders of the Securities of each Series the Mortgage Assets, the Asset Proceeds Account, and, to the extent specified in the related Prospectus Supplement, the Reserve Fund or other funds, any Additional Assets, the Insurance Policies, and the Servicing Agreements for such Series. See "The Trusts" and "The Trust Agreements." The following summaries describe certain provisions common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Prospectus Supplement and the provisions of the Trust Agreement relating to each such Series of Securities. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.
     The Trust Agreement for a Series will generally provide that Securities may be issued thereunder up to the aggregate principal amount authorized from time to time by the Seller. Each Series will consist of one or more Classes of Securities and may include (i) one or more Classes of Senior Securities entitled to certain preferential rights to distributions of principal and interest, (ii) one or more Classes of Subordinated Securities, (iii) one or more Classes of Securities representing an interest only in a specified portion of interest payments on the Mortgage Assets in the related Trust and that may have no principal balance, a nominal principal balance or a notional principal balance ("Strip Class"), (iv) one or more Classes of Securities representing an interest only in payments of principal on the Mortgage Assets ("Principal Only Class"),
(v) one or more Classes of Securities upon which interest will accrue but will not be distributed until certain other Classes of Securities of that Series have received their final distribution ("Compound Interest Class" and "Capital Appreciation Class" and, collectively "Accretion Classes"), (vi) one or more Classes of Securities entitled to distributions from specified portions of the Mortgage Assets in the related Trust, (vii) one or more Classes entitled to fixed principal payments under certain conditions ("PAC Classes") and companion classes thereto ("Companion Classes"), and (viii) one or more Classes of REMIC Regular Securities and one Class of Residual Securities for each REMIC within a Series for which a REMIC election is to be made.
                                       13

     The Securities of each Series will be issued in fully registered certificated or book-entry form in the authorized denominations for each Class specified in the related Prospectus Supplement. The Securities of each Series in certificated form may be transferred or exchanged at the corporate trust office of the Trustee or such other office specified in the related Prospectus Supplement without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. Unless otherwise specified in the Prospectus Supplement, distributions of principal and interest will be made to each Class of Securities of a Series in certificated form by check mailed to each person in whose name a Security is registered as of the close of business on the Record Date specified in the related Prospectus Supplement at the address appearing on the books and records of the Trust, except that the final distributions in retirement of each Class of Securities of a Series in certificated form will be made only upon presentation and surrender of such Securities at the corporate trust office of the Trustee or such other office specified in the related Prospectus Supplement. Distributions with respect to Securities in book-entry form will be made as set forth below.

BOOK-ENTRY PROCEDURES
     The Prospectus Supplement for a Series may specify that certain Classes of the Securities will initially be issued in book-entry form ("Book-Entry Securities") in the authorized denominations specified therein. Each such Class will be represented by a single certificate registered in the name of the nominee of the depository, which initially is expected to be The Depository Trust Company ("DTC" and, together with any successor or other depository selected by the Seller, the "Depository"). The Depository or its nominee will be registered as the record holder of the Securities in the Security Register of the Trust. No person acquiring a Book-Entry Security (a "beneficial owner") will be entitled to receive a certificate representing such Security.
     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains such beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary whose interest in turn will be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Security, and beneficial ownership of a Book-Entry Security may only be transferred by compliance with the procedures of such Financial Intermediaries and Depository participants.
     DTC, which is a New York-chartered limited-purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Securities will be subject to the rules, regulations and procedures governing the Depository and Depository participants as in effect from time to time.
     Distributions of principal and interest on the Book-Entry Securities will be made on each Distribution Date to the Depository. The Depository will be responsible for crediting the amount of such distributions to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Securities that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Securities that it represents. As a result of the foregoing procedures, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments.
     Because transactions in Book-Entry Securities can be effected only through the Depository, participating organizations, indirect participants and certain banks, the ability of a beneficial owner of a Book-Entry Security to pledge such Security to persons or entities that do not participate in the Depository, or otherwise to take actions in respect of such Security, may be limited due to the lack of a physical certificate representing such Security. Issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market because investors may be unwilling to purchase Book-Entry Securities for which they cannot obtain physical certificates.
                                       14

     The Book-Entry Securities will be issued in fully registered, certificated form to beneficial owners of Book-Entry Securities or their nominees, rather than to the Depository or its nominee, only if (i) the Seller advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Securities and the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller, at its option, elects to terminate the book-entry sytem through the Depository. Upon the occurrence of either event described in the preceding sentence, the Trustee is required to notify the Depository, which in turn will notify all beneficial owners of Book-Entry Securities through Depository participants, of the availability of certificated Securities. Upon surrender by the Depository of the certificates representing the Book-Entry Securities and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Securities as certificated Securities to the beneficial owners of Book-Entry Securities.
     Neither the Seller, the Master Servicer (or Securities Administrator) nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of beneficial ownership interests of the Book-Entry Securities held by the Depository, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ALLOCATION OF DISTRIBUTIONS FROM THE MORTGAGE ASSETS
     The Prospectus Supplement for a Series will specify the Available Distribution for such Series, which in general will be equal to the amount of principal and interest actually collected, advanced or received during the applicable Due Period or Prepayment Period, net of applicable servicing, master servicing, administrative and guarantee fees, insurance premiums and amounts required to reimburse any unreimbursed advances. The Available Distribution will be allocated among the Classes of Securities in the proportion and order of application set forth in the Trust Agreement and described in the related Prospectus Supplement. The Available Distribution may be allocated so that amounts paid as interest on the Mortgage Assets may be distributed as principal on the Securities and amounts paid as principal on the Mortgage Assets may be distributed as interest on the Securities.
     A Class of Securities of a Series entitled to distributions of interest may receive such interest at a specified rate (a "Pass-Through Rate"), which may be fixed, variable or adjustable. Each such Class of Securities may have a different Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate, or the method for determining the Pass-Through Rate, for each applicable Class. Residual Securities offered hereby may or may not have a Pass-Through Rate. Residual Securities will generally be entitled to receive amounts remaining after allocation of scheduled distributions to all other outstanding Classes of Securities of that Series entitled thereto. Certain Classes of Securities may be represented by a notional principal amount. The notional amount is used solely for purposes of determination of interest distributions and certain other rights and obligations of holders of such Securities and does not represent any beneficial interest in principal payments on the Mortgage Assets in the related Trust. Interest distributions on the Securities generally will include interest accrued through the Accounting Date preceding the applicable Distribution Date or to another date specified in the related Prospectus Supplement. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months, unless otherwise specified in the related Prospectus Supplement.
     With respect to a Series that includes one or more Classes of Subordinated Securities, the Senior Securities will generally not bear any Realized Losses on the Loans, except as otherwise specified in the related Prospectus Supplement, until the Subordinated Securities of that Series have borne Realized Losses up to a specified Subordination Amount or loss limit, or until the principal amount of the Subordinated Securities has been reduced to zero, either through the allocation of Realized Losses, the priority of distributions, or both. Distributions of interest may be reduced to the extent of Shortfall on Mortgage Loans comprising or underlying the Mortgage Assets of the related Trust. With respect to a Series that includes a Class of Subordinated Securities, any Shortfall may result in a reallocation of amounts otherwise distributable to less senior Securities for distribution to more senior Securities.
     Principal and interest distributable to the holders of a Class of Securities will be distributed pro rata in the proportion that the outstanding principal or notional amount of each Security of such Class bears to the aggregate outstanding principal or notional amount of all Securities of such Class, or in such other manner as may be specified in the related Prospectus Supplement.
     The Final Scheduled Distribution Date for each Class of Securities generally will be determined on the basis of the assumptions set forth in the related Prospectus Supplement. If no assumptions are set forth, the Final Scheduled Distribution Date for a Class of Securities will be the date on which the last distribution of the principal thereof
                                       15
is scheduled to occur, assuming no prepayments of principal with respect to the Mortgage Assets included in the Trust for that Series.

VALUATION OF MORTGAGE ASSETS
     The Mortgage Assets and other assets included in the Trust for each Series of Securities will have an initial aggregate Asset Value, together with any other assets included in the Trust underlying a Series of Securities, at least equal to 100% of the initial principal amount of the Securities of such Series. Unless otherwise specified in the related Prospectus Supplement, the Asset Value of any Mortgage Asset in the Trust for a Series, to the extent applicable to such Series, will generally equal (i) the Scheduled Principal Balance of such Mortgage Asset or (ii) the lesser of (A) the present value of the stream of remaining regularly scheduled payments of principal and interest due on such Mortgage Asset (after taking into account charges for servicing, administration, insurance and related matters) discounted at the Asset Value Discount Rate, if any, for such Series specified in the Prospectus Supplement, and (B) the Scheduled Principal Balance of such Mortgage Asset multiplied by the applicable Asset Value Percentage. The Asset Value Percentage will be the percentage limitation that, based upon the scheduled net payments on the Mortgage Assets included in the Trust, is intended to assure the availability of sufficient funds to make scheduled distributions on the Securities in the event of substantial principal prepayments on the Mortgage Assets. In each case Asset Value will be determined after the subtraction of applicable servicing, master servicing, administrative and guarantee fees, and insurance premiums and the addition, if the related Prospectus Supplement so specifies, of any Reinvestment Income thereon. The Asset Value of a Liquidated Loan or Loan purchased from the Trust pursuant to the Trust Agreement shall be zero.
     If distributable to the Securityholders, Reinvestment Income for a Series may be based on the applicable contractually specified interest rates pursuant to guaranteed reinvestment agreements with an institution or institutions acceptable to each Rating Agency rating the Series. Other specified interest rates acceptable to each Rating Agency rating a Series may be set forth in the related Prospectus Supplement for purposes of certain assumptions regarding Reinvestment Income if required in the calculation of distributions to Securityholders.

OPTIONAL REDEMPTION
     To the extent and under the circumstances specified in the related Prospectus Supplement, the Securities of any Series may be redeemed prior to their Final Scheduled Distribution Date at the option of the Seller, the Master Servicer (or Securities Administrator), the Servicer or such other party as may be specified in the related Prospectus Supplement by purchase of the outstanding Securities of such Series. Unless otherwise specified in the Prospectus Supplement, the right so to redeem the Securities of any Series will be conditioned upon the passage of a certain date specified in the Prospectus Supplement and/or the Asset Value or Scheduled Principal Balance of the Mortgage Assets in the Trust or the outstanding principal balance of a specified Class of Securities at the time of purchase aggregating less than a percentage specified in the related Prospectus Supplement, of the Asset Value or the Scheduled Principal Balance of the Mortgage Assets in the Trust or the outstanding principal balance of the applicable Class of Securities upon the issuance of the Series of Securities. In the event the option to redeem the Securities of any Series is exercised, the purchase price distributed with respect to each Security offered hereby and by the related Prospectus Supplement will generally equal 100% of its then outstanding principal amount, plus accrued and unpaid interest thereon at the applicable Pass-Through Rate, net of any unreimbursed advances and unrealized losses allocated to such Security. Notice of the redemption of the Securities of any Series will be given to related Securityholders as provided in the related Trust Agreement.

                     MATURITY AND PREPAYMENT CONSIDERATIONS
     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans and the mortgage loans underlying the Mortgage Certificates included in the Trust for a Series will consist of first lien residential mortgages or deeds of trust. The mortgage loans underlying the GNMA Certificates in the Trust for a Series will consist of FHA Loans, VA Loans, RHS Loans or multifamily loans; the mortgage loans underlying the FNMA Certificates in the Trust for a Series will consist of conventional loans, FHA Loans, VA Loans, RHS Loans or multifamily loans; the mortgage loans underlying the FHLMC Certificates in the Trust for a Series will consist of conventional loans, multifamily loans or participations in either; and the Mortgage Loans in the Trust for a Series will consist of conventional loans, FHA Loans, VA Loans or RHS Loans. See "The Trusts."
                                       16

     The prepayment experience on the Mortgage Assets will affect (i) the average life of the Securities and each Class thereof issued by the related Trust, (ii) the extent to which the final distribution for each Class occurs prior to its Final Scheduled Distribution Date, and (iii) the effective yield on each Class of such Securities. Because prepayments will be passed through to the holders of Securities of each Series as distributions of principal on such Securities, it is likely that in the event of such prepayments, the final distributions on the Classes of Securities of a Series will occur prior to their respective Final Scheduled Distribution Dates.
     Prepayments on mortgages are commonly measured relative to a prepayment standard or model, such as the FHA Prepayment Experience, the Single Monthly Mortality ("SMM") prepayment model, the Constant Prepayment Rate ("CPR") model, or some other prepayment assumption model ("PAM"). The Prospectus Supplement for a Series of Securities may contain a table setting forth percentages of the original principal amount of each Class of Securities of such Series anticipated to be outstanding after each of the dates shown in the table. It is unlikely that the prepayment of the Mortgage Assets of any Trust will conform to any of the percentages of the prepayment assumption model described in any table set forth in the related Prospectus Supplement.
     FHA has compiled statistics relating to one- to four-family, fixed rate level payment mortgage loans insured by the FHA under the National Housing Act of 1934, as amended, at various interest rates, all of which permit assumption by the new buyer if the home is sold. Such statistics indicate that while some of such mortgage loans remain outstanding until their scheduled maturities, a substantial number are paid prior to their respective stated maturities. Moreover, although each of the FHA Loans included in the FHA statistics is assumable, a number of Mortgage Loans and a number of mortgage loans backing FHLMC Certificates and FNMA Certificates include "due-on-sale" clauses which allow the holder of the mortgage loan to demand payment in full of the remaining principal balance of the mortgage loan upon sale or certain other transfers of the underlying Mortgaged Premises. The resulting acceleration of mortgage payments upon transfer of the underlying Mortgaged Premises is another factor affecting prepayment rates that is not reflected in the FHA statistics. See "Certain Legal Aspects of Mortgage Loans -- "Due-on-Sale' Clauses."
     The rate of principal payments on Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) will be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchases by or on behalf of the Seller, the Servicers, the Master Servicer or the Participant, as the case may
be). NO ASSURANCE CAN BE GIVEN AS TO THE RATE OF PRINCIPAL PAYMENTS OR PREPAYMENTS ON THE MORTGAGE LOANS. The rate of principal prepayments on pools of mortgages is influenced by a variety of economic, geographic, social, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), such mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such mortgage loans.
     It should also be noted that certain Mortgage Certificates in the Trust for a Series of Securities may be backed by mortgage loans with different interest rates. Accordingly, the prepayment experience of such Mortgage Certificates will to some extent be a function of the mix of interest rates of the underlying mortgage loans. The stated certificate rate on certain Mortgage Certificates may be up to 3% less than the stated interest rate on the underlying mortgage loans. Other factors affecting the prepayment of Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) include changes in Borrowers' housing needs, job transfers, unemployment, Borrowers' net equity in the Mortgaged Premises and servicing decisions.
                                       17

                              YIELD CONSIDERATIONS
     Distributions of interest on the Securities generally will include interest accrued through the Accounting Date for the applicable Distribution Date. Because distributions to the Securityholders generally will not be made until the Distribution Date following the Accounting Date, the effective yield to the holders of the Securities will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price for the Security.
     The yield to maturity of any Security will be affected by the rate and timing of payment of principal of the Mortgage Loans. If the purchaser of a Security offered at a discount from its Parity Price (as defined below) calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is faster than that actually received on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium over its Parity Price calculates the anticipated yield to maturity of such Security on an assumed rate of payment of principal that is slower than that actually received on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the actual yield to maturity will be lower than that so calculated. "Parity Price" is the price at which a Security will yield its coupon, after giving effect to any payment delay.
     The timing of changes in the rate of prepayments on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments (including prepayments) on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) may significantly affect the weighted average life and other characteristics of any Class of Securities, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the mortgage loans and the suitability of the Securities to their investment objectives. For factors affecting principal prepayments on the mortgage loans, see "Maturity and Prepayment Considerations" above.
     The yield on each Class of Securities also will be affected by Realized Losses or Shortfall allocated to such Class.

                                   THE TRUSTS

GENERAL
     The Seller will sell, assign and transfer to the Trust for the benefit of the holders of the Securities thereof: (i) Mortgage Assets (which may include Funding Agreements with various Finance Companies that are secured by Mortgage Assets), together with the payments thereon, having an aggregate initial Unpaid Principal Balance or Asset Value, as specified in the related Prospectus Supplement, at least equal to 100% of the original principal amount of the Securities of such Series, (ii) the Asset Proceeds Account for such Series,
(iii) to the extent applicable, the Reserve Fund and other funds and accounts for such Series, (iv) to the extent applicable, certain rights to Additional Assets, (v) to the extent applicable, all proceeds that may become due under the Insurance Policies with respect to such Series, and (vi) to the extent applicable, the Seller's rights under the Servicing Agreements and the agreements pursuant to which it acquired the Mortgage Assets with respect to such Series.
     The assets for a Series will be assigned and transferred to a Trust for the sole benefit of holders of the Securities of such Series, except that certain credit enhancement items required by Rating Agencies in connection with Mortgage Loans may also be assigned to Trusts for other Series of Securities or may secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or other persons. Particular assets that might be assigned to Trusts for other Series or that secure such other collateralized mortgage obligations include Pool Insurance Policies, Special Hazard Insurance Policies, Mortgagor Bankruptcy Insurance, Reserve Funds and Additional Assets.
                                       18

ASSIGNMENT OF MORTGAGE ASSETS
     Pursuant to the applicable Trust Agreement, the Seller will cause the Mortgage Assets (or its security interest therein) to be sold, assigned and transferred to the Trustee, together with all principal and interest paid on such Mortgage Assets from the date specified in the Prospectus Supplement. The Trustee will, in exchange for the Mortgage Assets so transferred, deliver to the order of the Seller Securities of that Series in authorized denominations registered in such names as the Seller may request representing the beneficial ownership interest in such Mortgage Assets. Each pool of Mortgage Assets will constitute a trust or trusts held by the Trustee for the benefit of the holders of the Series of Securities representing the ownership interest therein. Each Mortgage Certificate or Loan included in a Trust will be identified in a schedule appearing as an exhibit to the related Trust Agreement. Such schedule will include information as to the Scheduled Principal Balance of each Mortgage Certificate or Loan as of the date of issuance of the Securities and its interest rate, original principal balance and certain other information.
     In addition, such steps will be taken by the Seller as are necessary to have the Trustee become the registered owner of each Mortgage Certificate which is included in a Trust and to provide for all payments on each such Mortgage Certificate to be made directly to the Trustee. The Seller will, likewise, as to each Mortgage Loan, deliver or cause to be delivered to the Trustee the related mortgage note (a "Note") endorsed to the order of the Trustee, evidence of recording of the mortgage or deed of trust (a "Security Instrument"), an assignment of such Security Instrument in recordable form naming the Trustee as assignee, and certain other original documents evidencing or relating to the Mortgage Loan. Within one year following the Closing Date for a Series, the Seller will cause the assignments of the Mortgage Loans to be recorded in the appropriate public office for real property records wherever necessary to protect the Trustee's interest in the Mortgage Loans. In lieu of recording the assignments of Mortgage Loans in a particular jurisdiction, the Seller may deliver or cause to be delivered to the Trustee an opinion of local counsel to the effect that such recording is not required to protect the right, title and interest of the Trustee in such Mortgage Loans. The original mortgage documents are to be held by the Trustee or a custodian acting on its behalf, except to the extent released to the Servicer or the Master Servicer from time to time in connection with servicing the Mortgage Loan.
     The Seller or the Participant will make certain representations and warranties in the Trust Agreement with respect to the Mortgage Assets, including representations that it either is the owner of the Mortgage Assets or has a first priority perfected security interest in the Mortgage Assets. In addition, the Participant may make certain representations and warranties with respect to the Mortgage Assets in the sales agreement pursuant to which the Mortgage Assets are transferred to the Seller, or in a Funding Agreement. With respect to those Mortgage Assets which are Mortgage Loans, the Servicer also may make certain representations and warranties in the Servicing Agreement unless otherwise provided in the Prospectus Supplement. See "Sale and Servicing of Mortgage
Loans -- Representations and Warranties." The Seller's right to enforce such representations and warranties of a Participant or Servicer will be assigned to the Trustee under the related Trust Agreement. To the extent that a Participant or Servicer makes representations and warranties regarding the characteristics of the Mortgage Assets, the Seller will generally not also make such representations and warranties. In the event that the representations and warranties of the Seller or Participant are breached, and such breach or breaches adversely affect the interests of the Securityholders in the Mortgage Assets, the Seller or Participant will be required to cure such breach or, in the alternative, to substitute Mortgage Assets in accordance with the criteria set forth herein, or to repurchase the affected Mortgage Assets, in general at a price equal to the Unpaid Principal Balance of such Mortgage Assets, together with accrued and unpaid interest thereon at the interest rate on such Note (the "Note Rate"). In addition, unless otherwise provided in the Prospectus Supplement, in the event a Servicer breaches its representations and warranties with respect to a Mortgage Loan and such breach adversely affects the interests of the Securityholders in the Mortgage Loans, the Servicer will be required to cure such breach or to repurchase such Mortgage Loan for the purchase price described above, net of any unreimbursed advances of principal made by the Servicer and any outstanding servicing fees owed to the Servicer with respect to such Mortgage Loan. Neither the Seller nor any Master Servicer will be obligated to substitute Mortgage Assets or to repurchase Mortgage Assets if a Participant or Servicer defaults upon its obligation to do so, and no assurance can be given that Participants or Servicers will perform such obligations with respect to Mortgage Assets.
                                       19

THE MORTGAGE ASSETS
     The Prospectus Supplement for a Series will describe in general the type of Mortgage Assets that will be transferred to the related Trust. The Mortgage Assets may be composed of (i) GNMA Certificates, (ii) FHLMC Certificates, (iii) FNMA Certificates, (iv) other Mortgage Certificates, (v) Mortgage Loans, (vi) Contracts, (vii) certain other assets evidencing interests in loans secured by residential property, and (viii) Funding Agreements with various Finance Companies that are secured by Mortgage Certificates, Mortgage Loans or other similar assets.
     GNMA Certificates are mortgage pass-through certificates as to which the timely payment of principal and interest is guaranteed by Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD. GNMA's obligations are guaranteed by the full faith and credit of the United States. The mortgage loans underlying GNMA Certificates may consist of FHA Loans secured by mortgages on one- to four-family residential properties or multi-family residential properties, VA Loans partially guaranteed by the VA, and other mortgage loans eligible for inclusion in mortgage pools underlying GNMA Certificates.
     FHLMC Certificates are mortgage pass-through certificates as to which the Federal Home Loan Mortgage Corporation has guaranteed the timely payment of interest and, generally, the ultimate collection of principal. FHLMC is a federally chartered corporation whose obligations are not guaranteed by the United States or any agency or instrumentality thereof. Each FHLMC Certificate will represent an undivided interest in a group of mortgage loans or participations in mortgage loans secured by a first lien on one-to-four family residential properties or multi-family residential properties.
     FNMA Certificates are mortgage pass-through certificates as to which the Federal National Mortgage Association has guaranteed the timely payment of principal and interest. FNMA is a federally chartered and privately owned corporation whose obligations are not guaranteed by the United States or any agency or instrumentality thereof. Each FNMA Certificate will represent an undivided interest in a pool of mortgage loans formed by FNMA. Each such mortgage loan will be secured by a first lien on one- to four-family residential properties or multifamily residential properties.
     Although payment of principal and interest on the GNMA Certificates, FHLMC Certificates and FNMA Certificates, if any, assigned to the Trust for a Series of Securities is guaranteed by GNMA, FHLMC and FNMA, respectively, the Securities do not represent an obligation of or an interest in the Seller or any affiliate thereof and are not guaranteed or insured by GNMA, FHLMC, FNMA, the Seller or any of its affiliates, or any other person.
     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans included in a Trust will be secured by first liens on one-family, two- to four-family or multifamily residential property and may also include Cooperative Loans evidenced by promissory notes secured by a lien or the shares issued by private, non-profit, cooperative housing corporations and on the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific Cooperative Dwellings. Regular monthly installments of principal and interest on each Mortgage Loan or Contract ("Monthly Payments") paid by the Borrower will be collected by the Servicer or Master Servicer and ultimately remitted to the Trustee.
     The Mortgaged Premises securing such Mortgage Loans may consist of (i) detached homes, (ii) attached homes (units having a common wall), (iii) units located in condominiums, and (iv) such other types of homes or units set forth in the related Prospectus Supplement including but not limited to multifamily residential complexes and cooperative units evidenced by a stock certificate. Each such detached or attached home will be constructed on land owned in fee simple by the Borrower or on land leased by the Borrower for a term at least one year greater than the term of the applicable Mortgage Loan. Attached homes may consist of duplexes, triplexes and fourplexes (multifamily structures where the entire lot on which each structure is built is owned by the owners of the units) or townhouses (multifamily structures in which each Borrower owns the land upon which the unit is built with the remaining adjacent land owned in common). The Mortgage Loans included in the Trust for a Series of Securities may be secured by Mortgaged Premises that (i) are owner-occupied, (ii) are owned by investors or (iii) serve as second residences or vacation homes.
     The Mortgage Loans included in the Trust for a Series: may provide for the payment of interest and full repayment of principal in level Monthly Payments with a fixed rate of interest computed on the declining principal balance of the Mortgage Loan ("Level Payment Mortgage Loans"); may provide for periodic adjustments to the rate of interest on such Mortgage Loans ("ARM Loans") to equal the sum (which may be rounded) of a fixed margin ("Gross Margin") and an index ("Index"), all as described in the related Prospectus Supplement; may consist of
                                       20

Mortgage Loans for which funds have been provided to reduce the Borrower's Monthly Payments during the early period of such Mortgage Loans ("Buy-Down Mortgage Loans"); may provide for the one-time reduction of the interest rate payable thereon ("RIM Loans"); may provide for (i) Monthly Payments during the first year that are at least sufficient to pay interest due on the Mortgage Loan, and (ii) an increase in such Monthly Payment in subsequent years at a predetermined rate resulting in full repayment over a shorter term than the initial amortization schedule ("GEM Loans"); may include graduated payment Mortgage Loans, which allow for payments during a portion of their term which are or may be less than the amount of interest due on the Unpaid Principal Balance of the Mortgage Loans, and which unpaid interest will be added to the principal balance of such Mortgage Loan and will be paid, together with interest thereon, in the later years ("GPM Loans"); may include Mortgage Loans on which only interest is payable until maturity, as well as Mortgage Loans that provide for the amortization of principal over a certain period, although all remaining principal is due at the end of a shorter period ("Balloon Payment Mortgage Loans"); may include Mortgage Loans that provide for Borrower payments to be made on a bi-weekly basis ("Bi-Weekly Mortgage Loans"); and may include such other types of mortgage loans as are described in the related Prospectus Supplement. Buy-Down Mortgage Loans, GEM Loans, GPM Loans and Balloon Payment Mortgage Loans also may be ARM Loans.
     The Mortgage Assets may consist of Contracts secured by Manufactured Homes. The Contracts typically will provide for regular Monthly Payments that will amortize the principal amount thereof over the term of the Contract (typically from ten to twenty years). Interest may be fixed or adjustable based upon an Index. Unless the Manufactured Home is affixed to the real estate, the security interest in the Manufactured Home will be governed by state motor vehicle titling laws or the state's Uniform Commercial Code. Manufactured Homes may consist of either "single-wide" or "double-wide" units. Additional information about the Contracts and Manufactured Homes included in a Trust will be provided in the related Prospectus Supplement.
     The Trust for a Series may also include other Mortgage Assets consisting of conventional mortgage pass-through certificates or collateralized mortgage obligations as more fully described in the related Prospectus Supplement. Such other Mortgage Assets must be in form and substance satisfactory to each Rating Agency rating that Series of Securities.

  REPURCHASE OF CONVERTED MORTGAGE LOANS
     If so specified in the Prospectus Supplement for a Series, the related Trust may include Mortgage Loans which are convertible to Converted Mortgage Loans. Unless otherwise specified in the Prospectus Supplement, a Servicer will be obligated to repurchase from the Trust any such Converted Mortgage Loan at a purchase price equal to the Unpaid Principal Balance of such Mortgage Loan, plus 30 days of interest thereon at the applicable Note Rate. If a Servicer (other than a successor servicer) does not have an obligation to purchase Converted Mortgage Loans, the Master Servicer will be obligated to purchase such Converted Mortgage Loans to the extent provided in the Prospectus Supplement. A Servicer or the Master Servicer, as applicable, will be obligated to deposit the amount of the purchase price in an account or accounts established for such purpose and the purchase price will be treated as a prepayment of the related Mortgage Loan. An obligation of a Servicer or the Master Servicer to repurchase Converted Mortgage Loans may or may not be supported by cash, letters of credit, third party guarantees or other similar arrangements.

  SUBSTITUTION OF MORTGAGE ASSETS
     Unless otherwise provided in the Prospectus Supplement for a Series, the Seller or Participant may, within three months of the Closing Date, deliver to the Trustee other Mortgage Assets in substitution for any one or more Mortgage Assets initially included in the Trust for such Series. In general, any substitute Mortgage Asset must, on the date of such substitution, (i) have an Unpaid Principal Balance not greater than (and not more than $10,000 less than) the Unpaid Principal Balance of the deleted Mortgage Asset, (ii) have a Note Rate not less than (and not more than one percentage point in excess of) the Note Rate of the deleted Mortgage Asset, (iii) have a Net Rate equal to the Net Rate of the deleted Mortgage Asset, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the deleted Mortgage Asset, and (v) comply with each representation and warranty relating to the Mortgage Assets and, if the Participant is effecting the substitution, comply with each representation and warranty set forth in the transfer agreement conveying the Mortgage Loans to the Seller. In addition, only like-kind collateral may be substituted except that Mortgage Certificates may be substituted for Mortgage Loans. If Mortgage Loans are being substituted, the substitute Mortgage Loan must have a loan-to-value ratio as of
                                       21
the first day of the month in which the substitution occurs equal to or less than the loan-to-value ratio of the deleted Mortgage Loan as of such date (in each case, using the value at origination, and after taking into account the payment due on such date). Further, no ARM Loan may be substituted unless the deleted Mortgage Loan is an ARM Loan, in which case, the substituted Mortgage Loan must also (a) have a minimum lifetime Note Rate that is not less than the minimum lifetime Note Rate on the deleted Mortgage Loan, (b) have a maximum lifetime Note Rate that is not less than the maximum lifetime Note Rate on the deleted Mortgage Loan, (c) provide for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the deleted Mortgage Loan, (d) have a Gross Margin not less than the Gross Margin of the deleted Mortgage Loan, (e) have a Periodic Rate Cap equal to the Periodic Rate Cap on the deleted Mortgage Loan, (f) have a next Interest Adjustment Date that is the same as the next Interest Adjustment Date for the deleted Mortgage Loan or occurs not more than two months prior to the next Interest Adjustment Date for the deleted Mortgage Loan, and (g) not be a Mortgage Loan convertible from an adjustable rate to a fixed rate unless the deleted Mortgage Loan is so convertible. In the event that more than one Mortgage Asset is substituted for a deleted Mortgage Asset, one or more of the foregoing characteristics may be applied on a weighted average basis as described in the Trust Agreement.

  FUNDING AGREEMENTS
     If specified in the Prospectus Supplement for a Series, the Seller may enter into a Funding Agreement with a limited-purpose subsidiary or affiliate of a Participant (a "Finance Company"). No Finance Company will be authorized to engage in any business activities other than the financing and sale of Mortgage Assets.
     Pursuant to a Funding Agreement (i) the Seller will lend a Finance Company a portion of the proceeds from the sale of a Series of Securities and such Finance Company will pledge to the Seller as security therefor Mortgage Assets having an aggregate Unpaid Principal Balance or Asset Value equal to at least the amount of the loan, and (ii) the Finance Company will agree to repay such loan by causing payments on the Mortgage Assets to be made to the Trustee as assignee of the Seller in such amounts as are necessary (together with payments from the related Reserve Fund or other funds or accounts) to pay accrued interest on such loan and to amortize the entire principal amount of such loan. A Finance Company is not obligated to provide additional collateral to secure the loan pursuant to a Funding Agreement subsequent to the issuance of the Securities of the Series by the Trust.
     Unless the Seller, the Servicer, the Master Servicer or other entity designated in the Prospectus Supplement exercises its option to terminate the Trust and retire the Securities of a Series, or a Finance Company defaults under its Funding Agreement, such Finance Company's loan may not be prepaid other than as a result of prepayments on the pledged Mortgage Assets. If the Finance Company, nevertheless, were to attempt to prepay its loan, the loan would not be deemed prepaid in full unless the Finance Company paid the Seller an amount sufficient to enable the Seller to purchase other Mortgage Assets comparable in yield and maturity to the Finance Company's Mortgage Assets pledged under the Funding Agreement. The Trustee then could either (i) purchase such other Mortgage Assets and substitute them for the Mortgage Assets pledged by the Finance Company, to the extent that such purchase and substitution did not adversely affect the tax treatment of the related Series, or (ii) deposit the amount of the Finance Company's prepayment in the Asset Proceeds Account.
     In the event of a default under a Funding Agreement, the Trustee will have recourse to the related Finance Company for the benefit of the holders of the Securities, including the right to foreclose upon the Mortgage Assets securing that Funding Agreement. The participating Finance Companies will be limited-purpose finance entities and, therefore, it is unlikely that a defaulting Finance Company will have any significant assets except those pledged to the Trust for the Series and those that secure other mortgage-backed securities and collateralized mortgage obligations. The Trustee has no recourse to assets pledged to secure other securities except to the limited extent that funds generated by such assets exceed the amount required to pay those securities and are released from the lien securing such other securities and returned to a Finance Company. For that reason, prospective purchasers of Securities should make their investment decisions on the basis that the Securities of a Series have rights solely with respect to the assets transferred to the Trust for that Series of Securities.
     In the event of a default under a Funding Agreement and the sale by the Trustee of the Mortgage Assets securing the obligations of the Finance Company under the Funding Agreement, the Trustee may distribute principal in an amount equal to the Unpaid Principal Balance of the Mortgage Assets so liquidated ratably among all
                                       22

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Classes of Securities within the Series, or in such other manner as may be specified in the related Prospectus Supplement.

ASSET PROCEEDS ACCOUNT
     Unless otherwise specified in the related Prospectus Supplement, payments on the Mortgage Loans or Contracts included in the Trust for a Series will be remitted to the Servicer Custodial Account or Master Servicer Custodial Account and then to the Asset Proceeds Account for such Series, net of amounts required to pay servicing fees and any amounts which are to be included in any Reserve Fund. All payments received on Mortgage Certificates included in the Trust for a Series will be remitted to the Asset Proceeds Account. All or a portion of the amounts in such Asset Proceeds Account, together with Reinvestment Income thereon if payable to the Securityholders, will be available, to the extent specified in the related Prospectus Supplement, for the payment of master servicing and administrative fees and distributions of principal and interest on each Class of the Securities of such Series in accordance with the respective allocations set forth in the related Prospectus Supplement.

RESERVE FUND OR ACCOUNTS
     If stated in the Prospectus Supplement for a Series, the Seller will deposit cash, certificates of deposit or letters of credit in one or more Reserve Funds or accounts, which may be used by the Trustee to make any required distributions of principal or interest on the Securities of the Series to the extent funds are not otherwise available. The Reserve Funds will be maintained in trust but may or may not constitute a part of the Trust for such Series. The Seller may have certain rights on any Distribution Date to cause the Trustee to make withdrawals from the Reserve Funds for a Series and to pay such amounts in accordance with the instructions of the Seller as specified in the related Prospectus Supplement to the extent that such funds are no longer required to be maintained for the Securityholders.

MORTGAGE INSURANCE ON THE MORTGAGE LOANS
     Conventional Mortgage Loans included in the Trust for a Series may be covered by primary mortgage insurance policies ("Primary Mortgage Insurance Policies") or one or more mortgage pool insurance policies (each, a "Pool Insurance Policy") or any combination thereof (together, the "Mortgage Insurance Policies"). To the extent provided in the related Prospectus Supplement, in lieu of Mortgage Insurance Policies, Additional Assets may be delivered to the Trustee to secure the timely payment of principal and interest on the Mortgage Loans (See "The Trusts -- Delivery of Additional Assets" below). FHA Loans and VA Loans included in the Trust for a Series will be covered by FHA insurance or VA guarantees, respectively, and may be covered by a Pool Insurance Policy, if any, for such Series.
     Conventional Mortgage Loans that have initial loan-to-value ratios of greater than 80% will, to the extent specified in the related Prospectus Supplement, be covered by Primary Mortgage Insurance Policies providing coverage on at least the amount of each such Mortgage Loan in excess of 75% of the original fair market value of the Mortgaged Premises and remaining in force until the principal balance of such Mortgage Loan is reduced to 80% of such original fair market value or, with the consent of the Master Servicer and Mortgage Insurer, after the policy has been in effect for more than two years if the loan-to-value ratio with respect to such Mortgage Loan has declined to 80% or less based upon its current fair market value. The initial loan-to-value ratio of any Mortgage Loan represents the ratio of the principal amount of the Mortgage Loan outstanding at the origination of such loan divided by the fair market value of the Mortgaged Premises. The fair market value of the Mortgaged Premises securing any Mortgage Loan is the lesser of the purchase price paid by the Borrower or the appraised value of such Mortgaged Premises at origination. Certain other Mortgage Loans may also be covered by Primary Mortgage Insurance Policies and some Primary Mortgage Insurance Policies will, subject to their provisions and certain conditions and exclusions described below, provide full coverage against any loss sustained by reason of nonpayments by the Borrowers (a "Full Coverage Insurance Policy").
     The Pool Insurance Policy or Policies for a Series will generally be designed to provide coverage for all conventional Mortgage Loans which are not covered by Full Coverage Insurance Policies. However, the Mortgage Insurance Policies will not insure against certain losses sustained in the event of a personal bankruptcy of the Borrower under a Mortgage Loan. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders." Such losses may be covered by Mortgagor Bankruptcy Insurance to the extent described below for such Series.
                                       23

     The Mortgage Insurance Policies will not provide coverage against hazard losses. Each Mortgage Loan will be covered by a Standard Hazard Insurance Policy but such policies typically will exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries that are significantly less than full replacement cost of such losses. Further, to the extent that Mortgage Loans are covered by a Special Hazard Insurance Policy, such Special Hazard Insurance Policy will not cover all risks, and the coverage of such policy will be limited in amount. See "The Trusts -- Hazard Insurance on the Mortgage Loans" below. Certain hazard risks will, as a result, not be insured and losses related thereto may affect distributions to holders of Securities of such Series.
     To the extent necessary to restore or prevent a reduction of the rating assigned by a Rating Agency to the Securities of a Series, the Servicer or the Master Servicer will use its reasonable best efforts to replace a Mortgage Insurance Policy with a new Mortgage Insurance Policy issued by an insurer whose claims paying ability is acceptable to such Rating Agency.
     Forms of a Primary Mortgage Insurance Policy and a Pool Insurance Policy have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The following descriptions of such policies and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

  PRIMARY MORTGAGE INSURANCE
     Each Primary Mortgage Insurance Policy covering Mortgage Loans included in the Trust for a Series will be issued by a Mortgage Insurer pursuant to its applicable master policy. The Seller and the Trustee, as assignee of the lender under such Mortgage Loans, will generally be the insureds or assignees of record, as their interests may appear, under each such Primary Mortgage Insurance Policy. Each Servicing Agreement with respect to such Series will require the Servicer to cause a Primary Mortgage Insurance Policy to be maintained in full force and effect with respect to each related Mortgage Loan requiring such insurance and to act on behalf of the insured with respect to all actions required to be taken by the insured under each such Primary Mortgage Insurance Policy.
     Unless otherwise specified in the related Prospectus Supplement, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series (herein referred to as the "Loss") will consist of the insured portion of the unpaid principal amount of the covered Mortgage Loan (as described herein) and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or are in any way related to such Mortgaged Premises, (ii) hazard insurance proceeds in excess of the amount required to restore such Mortgaged Premises and which have not been applied to the payment of such Mortgage Loan, (iii) amounts expended but not approved by the mortgage insurer, (iv) claim payments previously made by the Mortgage Insurer, and (v) unpaid premiums.
     Unless otherwise specified in the related Prospectus Supplement, as conditions precedent to the filing of or payment of a claim under a Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series, the insured will generally be required to, in the event of default by the Borrower: (i) advance or discharge (a) all hazard insurance premiums and (b) as necessary and approved in advance by the Mortgage Insurer, (1) real estate property taxes, (2) all expenses required to preserve, repair and prevent waste to the Mortgaged Premises so as to maintain such Mortgaged Premises in at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted, (3) property sales expenses,
(4) any outstanding liens (as defined in such Primary Mortgage Insurance Policy) on the Mortgaged Premises, and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damages to the Mortgaged Premises, have restored and repaired the Mortgaged Premises to at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Mortgage Insurer good and merchantable title to and possession of the Mortgaged Premises. The Primary Mortgage Insurance Policy may not reimburse the Insured for attorneys' fees on a foreclosed Mortgage Loan in excess of 3% of the unpaid balance of that Mortgage Loan. As a result, legal expenses in excess of such reimbursement limitation may be charged as a loss on the related Securities.
     Unless otherwise specified in the related Prospectus Supplement, other provisions and conditions of each Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series generally will provide that:
(a) no change may be made in the terms of such Mortgage Loan without the consent of the Mortgage
                                       24

Insurer; (b) written notice must be given to the Mortgage Insurer within 10 days after the insured becomes aware that a Borrower is delinquent in the payment of a sum equal to the aggregate of two scheduled payments due under such Mortgage Loan or that any proceedings affecting the Borrower's interest in the Mortgaged Premises securing such Mortgage Loan have been commenced, and thereafter, the insured must report monthly to the Mortgage Insurer the status of any such Mortgage Loan until such Mortgage Loan is brought current, such proceedings are terminated or a claim is filed; (c) the Mortgage Insurer will have the right to purchase such Mortgage Loan at any time subsequent to the 10 days' notice described in (b) above and prior to the commencement of foreclosure proceedings, at a price equal to the Unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon and reimbursable amounts expended by the insured for the real estate taxes and hazard insurance on the Mortgaged Premises for a period not exceeding 12 months and less the sum of any claim previously paid under the policy and any due and unpaid premium with respect to such policy; (d) the insured must commence proceedings at certain times specified in the policy and diligently proceed to obtain good and merchantable title to and possession of the Mortgaged Premises; (e) the insured must notify the Mortgage Insurer of the institution of such proceedings, provide it with copies of documents relating thereto, notify the Mortgage Insurer of the price specified in (c) above at least 15 days prior to the sale of the Mortgaged Premises by foreclosure, and bid such amount unless the Mortgage Insurer specifies a lower or higher amount; (f) the insured may accept a conveyance of the Mortgaged Premises in lieu of foreclosure with written approval of the Mortgage Insurer, provided that the ability of the insured to assign specified rights to the Mortgage Insurer are not thereby impaired or the specified rights of the Mortgage Insurer are not thereby adversely affected; (g) the insured agrees that the Mortgage Insurer has issued the policy in reliance upon the correctness and completeness of the statements contained in the application for the policy and in the appraisal, plans and specifications and other exhibits and documentation submitted therewith or at any time thereafter; (h) under certain policies, the Mortgage Insurer will not pay claims involving or arising out of dishonest, fraudulent, criminal or knowingly wrongful acts (including error or omission) by certain persons, or claims involving or arising out of the negligence of certain persons if such negligence is material either to the acceptance of the risk or to the hazard assumed by the Mortgage Insurer; and (i) the insured must comply with other notice provisions in the policy. As noted below, except as otherwise provided in the Prospectus Supplement for a Series, a Participant and the Servicer of Mortgage Loans must represent and warrant that (i) each Mortgage Insurance Policy is the valid and binding obligation of the Mortgage Insurer and
(ii) that each mortgage insurance application was complete and accurate in all material respects when made. See "Sale and Servicing of Mortgage
Loans -- Representations and Warranties" herein.
     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Insurer will be required to pay to the insured either: (1) the insured percentage of the Loss; or (2) at its option under certain of the Primary Mortgage Insurance Policies, the sum of the delinquent scheduled payments plus any advances made by the insured, both to the date of the claim payment, and thereafter, scheduled payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (A) the date the Mortgage Loan would have been discharged in full if the default had not occurred, or (B) an approved sale. Any rents or other payments collected or received by the insured which are derived from or are in any way related to the Mortgaged Premises will be deducted from any claim payment.

  POOL INSURANCE
     If any Mortgage Loan in the Trust for a Series is not covered by a Full Coverage Insurance Policy or other credit enhancement, the Seller may obtain a Pool Insurance Policy to cover any loss (subject to the limitations described below) by reason of default by the Borrowers of the Mortgage Loans included in the Trust for such Series to the extent not covered by any Primary Mortgage Insurance Policy. The terms of the Trust Agreement with respect to a Series will require the Master Servicer to maintain the Pool Insurance Policies, if any, for such Series and to present or cause the Servicers to present claims thereunder to the related insurer on behalf of the Seller, the Trustee and the holders of Securities of such Series.
     The amount of the Pool Insurance Policy (or Policies) for a Series, if any, will be specified in the related Prospectus Supplement. A Pool Insurance Policy for a Series, however, will not be a blanket policy against loss, because claims thereunder may only be made for particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent as described below.
     Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy for a Series will provide that as a condition precedent to the payment of any claim the insured will be required (a) to advance
                                       25
hazard insurance premiums on the Mortgaged Premises securing the defaulted Mortgage Loan; (b) to advance, as necessary and approved in advance by the related insurer, (1) real estate property taxes, (2) all expenses required to preserve and repair the Mortgaged Premises, to protect the Mortgaged Premises from waste, so that the Mortgaged Premises is in at least as good a condition as existed on the date upon which coverage under the Pool Insurance Policy with respect to such Mortgaged Premises first became effective, ordinary wear and tear excepted, (3) property sales expenses, (4) any outstanding liens on the Mortgaged Premises, and (5) foreclosure costs including court costs and reasonable attorneys' fees; and (c) if there has been physical loss or damage to the Mortgaged Premises, to restore the Mortgaged Premises to its condition (ordinary wear and tear excepted) as of the issue date of the Pool Insurance Policy. It also will be a condition precedent to the payment of any claim under the Pool Insurance Policy that the insured maintain a Primary Mortgage Insurance Policy that is acceptable to the Pool Insurer on all Mortgage Loans that have loan-to-value ratios at the time of origination in excess of 80%. Assuming satisfaction of these conditions, the Pool Insurer will pay to the insured the amount of the Loss which will be: (a) the amount of the Unpaid Principal Balance of the Mortgage Loan immediately prior to the Approved Sale of the Mortgaged Premises; (b) the amount of the accumulated unpaid interest on such Mortgage Loan to the date of claim settlement at the contractual rate of interest; and
(c) reimbursable amounts advanced by the insured as described above, less certain payments (including the proceeds of any prior Approved Sale and any Primary Insurance Policies). The Pool Insurance Policy may not reimburse the Insured for attorneys' fees on a foreclosed Mortgage Loan in excess of 3% of the unpaid balance of that Mortgage Loan. As a result, legal expenses in excess of such reimbursement limitation may be charged as a loss on the related Securities. An Approved Sale is (1) a sale of the Mortgaged Premises acquired by the insured because of a default by the Borrower to which the Pool Insurer has given prior approval, (2) a foreclosure or trustee's sale of the Mortgaged Premises at a price exceeding the minimum amount specified by the Pool Insurer,
(3) the acquisition of the Mortgaged Premises under the Primary Mortgage Insurance Policy by the related Mortgage Insurer, or (4) the acquisition of the Mortgaged Premises by the Pool Insurer. If the Pool Insurer elects to take title to the Mortgaged Premises, the insured must, as a condition precedent to the payment of any such Loss, provide the Pool Insurer with good and merchantable title to the Mortgaged Premises. If any property securing a defaulted Mortgage Loan is damaged and the proceeds, if any, from the related Standard Hazard Insurance Policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Servicer or the Master Servicer of the related Mortgage Loan will not be required to expend its own funds to restore the damaged Mortgaged Premises unless it determines and the Master Servicer agrees (A) that such restoration will increase the proceeds to the Trust on liquidation of the Mortgage Loan after reimbursement of the Servicer or the Master Servicer for its expenses and (B) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.
     The Pool Insurance Policies will generally not insure (and many Primary Insurance Policies may not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Borrower or the Originator, (ii) failure to construct Mortgaged Premises in accordance with plans and specifications and (iii) a claim in respect of a defaulted Mortgage Loan occurring when the Servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the Mortgage Insurer. A failure of coverage attributable to one of the foregoing events might result in a breach of the Participant's or Servicer's representations and warranties described under "Sale and Servicing of Mortgage Loans -- Representations and Warranties" and in such event, subject to the limitations described therein, might give rise to an obligation on the part of the Participant or Servicer to purchase the defaulted Mortgage Loan if the breach cannot be cured. See "Sale and Servicing of Mortgage Loans -- Representations and Warranties." In addition, if a terminated Servicer has failed to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan upon which coverage under a Pool Insurance Policy has been denied on the grounds of fraud, dishonesty or misrepresentation (or if the Servicer has no such obligation), the Master Servicer may be obligated to purchase the Mortgage Loan. See "Sale and Servicing of Mortgage Loans -- General" and " -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans."
     The original amount of coverage under any Pool Insurance Policy assigned to the Trust for a Series will be reduced over the life of the Securities of such Series by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed Mortgaged Premises covered thereby. The amount of claims paid includes certain expenses incurred by the Servicer or the Master Servicer of the defaulted Mortgage Loan, as well as accrued interest on delinquent Mortgage Loans to the date of payment
                                       26
of the claim. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure." The net amounts realized by the Pool Insurer will depend primarily on the market value of the Mortgaged Premises securing the defaulted Mortgage Loan. The market value of the Mortgaged Premises will be determined by a variety of economic, geographic, social, environmental and other factors and may be affected by matters that were unknown and could not reasonably be anticipated at the time the original loan was made.
     If aggregate net claims paid under a Pool Insurance Policy reach the original policy limit, coverage under the Pool Insurance Policy will lapse and any further losses may affect adversely distributions to holders of Securities of such Series. In addition, unless the Servicer or Master Servicer could determine that an advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, neither the Servicer nor the Master Servicer would be obligated to make an advance respecting any such delinquency since the advance would not be ultimately recoverable to it from either the Pool Insurance Policy or from any other related source. See "Sale and Servicing of Mortgage Loans -- Advances." The original amount of coverage under the Pool Insurance Policy assigned to the Trust for a Series may also be reduced or canceled to the extent each Rating Agency rating the Series confirms that such reduction will not result in the lowering of the rating of the Securities of such Series.
     Unless otherwise specified in the related Prospectus Supplement, a Pool Insurance Policy may insure against losses on the Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Pool Insurance Policy) to any other Series or such other Securities does not result in the downgrading of the credit rating of any outstanding Securities of a Series offered hereby.

HAZARD INSURANCE ON THE MORTGAGE LOANS
     A form of Standard Hazard Insurance Policy and a form of Special Hazard Insurance Policy have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The following descriptions do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

  STANDARD HAZARD INSURANCE POLICIES
     To the extent specified in the related Prospectus Supplement, the terms of each Servicing Agreement relating to a Series will require each Servicer to cause to be maintained a Standard Hazard Insurance Policy covering each Mortgaged Premises underlying each Mortgage Loan covered by such Servicing Agreement. The coverage amount of each Standard Hazard Insurance Policy will be at least equal to the lesser of (a) the outstanding principal balance of the Mortgage Loan, or (b) 100% of the replacement value of the improvements on the Mortgaged Premises. All amounts collected by the Servicer or Master Servicer under any Standard Hazard Insurance Policy (less amounts to be applied to the restoration or repair of the Mortgaged Premises and other amounts necessary to reimburse the Servicer or Master Servicer for previously incurred advances or approved expenses, which may be retained by the Servicer or Master Servicer) will be deposited to the applicable Custodial Account (as defined below under "Sale and Servicing of Mortgage Loans -- Payments on Mortgage Loans") maintained with respect to such Mortgage Loan or the Asset Proceeds Account.
     The Standard Hazard Insurance Policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage. In general, the standard form of fire and extended coverage policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Premises caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the Standard Hazard Insurance Policies relating to the Mortgage Loans included in the Trust for any Series of Securities will be underwritten by different insurers and will cover Mortgaged Premises located in various states, such policies will not contain identical terms and conditions. The basic terms thereof, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. When Mortgaged Premises are located in a flood area identified by HUD pursuant to the National Flood
                                       27

Insurance Act of 1968, as amended, the applicable Servicing Agreement will require that the Servicer or the Master Servicer, as the case may be, cause to be maintained flood insurance with respect to such Mortgaged Premises.
     The Standard Hazard Insurance Policies covering Mortgaged Premises securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Premises in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the dwellings, structures and other improvements damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.
     Any losses incurred with respect to Mortgage Loans included in the Trust for a Series due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds may reduce the value of the assets included in the Trust for such Series of Securities to the extent such losses are not covered by the Special Hazard Insurance Policy for such Series and could affect distributions to holders of Securities of such Series.
     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained for any Cooperative Loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, a cooperative and the related borrower on a Cooperative Note do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to such borrower's Cooperative Dwelling or such cooperative's building could significantly reduce the value of the collateral securing such Cooperative Note.

  SPECIAL HAZARD INSURANCE POLICY
     A special hazard policy ("Special Hazard Insurance Policy") may be obtained with respect to the Mortgage Loans included in a Trust as specified in the related Prospectus Supplement that, subject to the limitations described below, will protect the holders of Securities of such Series from (i) loss by reason of damage to Mortgaged Premises underlying defaulted Mortgage Loans included in the Trust for such Series caused by certain hazards (including vandalism and earthquakes and, except where the Borrower is required to obtain flood insurance, floods and mudflows) not covered by the Standard Hazard Insurance Policies with respect to such Mortgage Loans, and (ii) loss from partial damage to the Mortgaged Premises securing such defaulted Mortgage Loans caused by reason of the application of the coinsurance clause contained in the applicable Standard Hazard Insurance Policies. Any Special Hazard Insurance Policy for a Series, however, will not cover losses occasioned by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear. Coverage under the Special Hazard Insurance Policy with respect to a Series will be at least equal to the amount specified in the related Prospectus Supplement.
     Subject to the foregoing limitations, the Special Hazard Insurance Policy with respect to a Series will provide that when there has been damage to Mortgaged Premises securing a defaulted Mortgage Loan and such damage is not covered by the Standard Hazard Insurance Policy maintained by the Borrower or the Servicer or Master Servicer with respect to such Mortgage Loan, the special hazard insurer will pay the lesser of (a) the cost of repair of such Mortgaged Premises or (b) upon transfer of such property to it, the Unpaid Principal Balance of such Mortgage Loan at the time of the acquisition of such Mortgaged Premises, plus accrued interest to the date of claim settlement (excluding late charges and penalty interest), and certain expenses incurred in respect of such Mortgaged Premises. No claim may be validly presented under a Special Hazard Insurance Policy unless (1) hazard insurance on the Mortgaged Premises securing the defaulted Mortgage Loan has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid (all of which must be approved in advance as necessary by the insurer), and (2) the insured has acquired title to the Mortgaged Premises as a result of default by the Borrower. If the sum of the unpaid principal amount plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the Mortgaged Premises. Any amount paid as the cost of repair of the Mortgaged Premises will reduce coverage by such amount.
                                       28

     The terms of the Trust Agreement with respect to a Series will require the Master Servicer to maintain the Special Hazard Insurance Policy for such Series in full force and effect throughout the term of such Trust Agreement, subject to certain conditions contained therein. See "Sale and Servicing of Mortgage
Loans -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans." The Master Servicer is also required to present claims, on behalf of the Trustee, for all losses not otherwise covered by the applicable Standard Hazard Insurance Policies and take all reasonable steps necessary to permit recoveries on such claims. See "Sale and Servicing of Mortgage Loans."
     To the extent provided in the Prospectus Supplement, partially or entirely in lieu of a Special Hazard Insurance Policy, the Seller may deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating Agency rating the Series in an amount and for a term acceptable to each such Rating Agency. Such a deposit will be credited to a special hazard fund or similar fund, including a fund that may also provide coverage for mortgagor bankruptcy losses, and the Trustee will be permitted to draw on the fund to recover losses that would otherwise be covered by a Special Hazard Insurance Policy. Such losses may also be allocated to the Subordinated Securities of a Series on the terms and subject to the conditions and limitations set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, a Special Hazard Insurance Policy or special hazard fund may insure against losses on Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Special Hazard Insurance Policy) to any other Series or such other securities does not result in the downgrading of the credit rating of any outstanding Securities of a Series offered hereby. The Seller may also elect to insure against special hazard losses by the delivery of Additional Assets to the Trust rather than through a Special Hazard Insurance Policy or special hazard fund.

MORTGAGOR BANKRUPTCY INSURANCE ON THE MORTGAGE LOANS
     In the event of a personal bankruptcy of a Borrower, the bankruptcy court may establish the value of the Mortgaged Premises of such Borrower at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Premises. The amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Mortgaged Premises by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders." Losses resulting from a bankruptcy proceeding affecting Mortgage Loans included in the Trust for a Series may be covered by mortgagor bankruptcy insurance for such Series (or any other instrument that will not result in a down-grading of the rating of the Series by any rating agency rating the Series) (the "Mortgagor Bankruptcy Insurance"). The amount and term of any Mortgagor Bankruptcy Insurance for a Series, which will be specified in the related Prospectus Supplement, must be acceptable to each Rating Agency rating the Series. Subject to the terms of the Mortgagor Bankruptcy Insurance, the issuer thereof may have the right to purchase any Mortgage Loan with respect to which a payment or drawing has been made or may be made for an amount equal to the outstanding principal amount of such Mortgage Loan plus accrued and unpaid interest thereon. In the alternative, partially or entirely in lieu of Mortgagor Bankruptcy Insurance, to the extent specified in the related Prospectus Supplement, the Seller may deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating Agency rating the Series in an initial amount acceptable to each such Rating Agency. Such a deposit will be credited to a mortgagor bankruptcy fund or similar fund or account, including a fund or account that may also provide coverage for special hazard losses, and the Trustee will be able to draw on the fund or account to recover losses that would be insured against by Mortgagor Bankruptcy Insurance. The mortgagor bankruptcy fund or account may or may not constitute a part of the Trust for a Series. The amount of the Mortgagor Bankruptcy Insurance for a Series or deposit in lieu thereof may be reduced as long as any such reduction will not result in a reduction of the then applicable rating of the Securities of that Series offered hereby by any Rating Agency rating the Series. Unless otherwise provided in the Prospectus Supplement, the Mortgagor Bankruptcy Insurance or any mortgagor bankruptcy fund may insure against losses on Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Mortgagor Bankruptcy Insurance Policy or mortgagor bankruptcy fund) to any other Series or such other Securities does not result in the downgrading of the credit rating of any outstanding
                                       29

Series of Securities offered hereby. The Seller may elect to deposit Additional Assets to the Trust in lieu of obtaining Mortgagor Bankruptcy Insurance or establishing a mortgagor bankruptcy fund.
     A form of Mortgagor Bankruptcy Insurance policy has been filed as an exhibit to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such form of policy.

OTHER INSURANCE
     If the Mortgage Assets for a Series include multifamily Mortgage Loans, the Borrowers thereunder generally will be required to maintain additional types of insurance, including but not limited to boiler explosion insurance and business interruption insurance. Any such insurance policies will be described in the Prospectus Supplement for such Series.

DELIVERY OF ADDITIONAL ASSETS
     To the extent provided in the related Prospectus Supplement, in lieu of providing Pool Insurance, Special Hazard Insurance, Mortgagor Bankruptcy Insurance or other insurance, the Seller may assign to the Trust for a Series of Securities non-recourse guaranties (each a "Guaranty") of the timely payment of principal and interest on Mortgage Loans included in the Trust secured by other assets satisfactory to each Rating Agency rating the Series. The Seller may also assign or undertake to deliver such other assets to the Trust by such other means as may be specified in the related Prospectus Supplement. Such other assets may consist of additional Mortgage Loans, additional Mortgage Certificates, letters of credit or other Eligible Investments ("Additional Assets").

INVESTMENT OF FUNDS
     Funds deposited in or remitted to the Asset Proceeds Account, any Reserve Fund and any other funds and accounts for a Series are to be invested by the Trustee, as directed by the Seller, in certain eligible investments ("Permitted Investments"), which may include (i) obligations of the United States or any agency thereof provided such obligations are backed by the full faith and credit of the United States, (ii) within certain limitations, securities bearing interest or sold at a discount issued by any corporation, which securities are rated in the rating category required to support the then applicable rating assigned to that Series, (iii) commercial paper which is then rated in the commercial paper rating category required to support the then applicable rating assigned to that Series, (iv) demand and time deposits, certificates of deposit, bankers' acceptances and federal funds sold by any depository institution or trust company incorporated under the laws of the United States or of any state thereof, provided that either the senior debt obligations or commercial paper of such depository institution or trust company (or provided that either the senior debt obligations or commercial paper of the parent company of such depository institution or trust company) are then rated in the security rating category required to support the then applicable rating assigned to that Series, (v) demand and time deposits and certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (vi) guaranteed reinvestment agreements issued by any insurance company, corporation or other entity acceptable to each Rating Agency rating that Series at the time of issuance of the Series, and
(vii) certain repurchase agreements of United States government securities. Permitted Investments with respect to a Series will include only obligations or securities that mature on or before the date on which the Asset Proceeds Account, Reserve Fund and other funds or accounts for such Series are required or may be anticipated to be required to be applied for the benefit of the holders of such Series. Any income, gain or loss from such investments for a Series will be credited or charged to the appropriate fund or account for such Series. Reinvestment Income from Permitted Investments may be payable to the Master Servicer or the Servicers as additional servicing compensation and, in that event, will not accrue for the benefit of the Securityholders of that Series.
     If a reinvestment agreement is obtained with respect to a Series, the related Trust Agreement will require the Trustee to invest funds deposited in the Asset Proceeds Account and the Reserve Fund, if any, for that Series pursuant to the terms of the reinvestment agreement.
                                       30

                    SALE AND SERVICING OF THE MORTGAGE LOANS
GENERAL
     For each Series including Mortgage Loans, one or more Servicers will provide certain customary servicing functions with respect to such Mortgage Loans pursuant to separate servicing agreements ("Servicing Agreements"), which will be assigned to the Trustee. The Master Servicer is deemed to be a Servicer for purposes of the following discussion to the extent it is directly servicing the Mortgage Loans in a Trust. The Servicers may be entitled to withhold their servicing fees and certain other fees and charges from remittances of payments received on Mortgage Loans serviced by them.
     Each Servicer of Mortgage Loans generally will be approved by FNMA or FHLMC as a servicer of mortgage loans and must be approved by the Master Servicer (if any). In determining whether to approve a Servicer, the Master Servicer will review the credit of the Servicer, including capitalization ratios, liquidity, profitability and other similar items that indicate financial ability to perform its obligations. In addition, the Master Servicer's mortgage servicing personnel review the Servicer's servicing record and evaluate the ability of the Servicer to conform with required servicing procedures. Generally, the Master Servicer will not approve a Servicer unless the Servicer has serviced conventional mortgage loans for a minimum of two years and maintains a loan servicing portfolio of at least $500,000,000. Servicers approved by the Master Servicer fall into three general categories: commercial banks, mortgage banks and thrift institutions. The Master Servicer generally will not approve a commercial bank as a Servicer unless the commercial bank maintains a capitalization ratio (defined as total equity and subordinated debt to total assets) of at least 6%. The Master Servicer generally will not approve a mortgage bank as a Servicer unless the mortgage bank has stockholders' equity of at least $1,000,000 or at least .20% of its loan servicing portfolio, whichever is greater. The Master Servicer generally will not approve a thrift institution as a Servicer unless the thrift institution maintains a capitalization ratio of at least 3% and a liquidity ratio of at least 5%. Once a Servicer is approved, the Master Servicer will continue to monitor on a regular basis the financial position and servicing performance of the Servicer.
     The duties to be performed by the Servicers include collection and remittance of principal and interest payments on the Mortgage Loans, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the Borrowers and are considered to be recoverable under the applicable Insurance Policies with respect to such Series or from proceeds of liquidation of such Mortgage Loans. Each Servicer also will provide such accounting and reporting services as are necessary to enable the Master Servicer to provide required information to the Seller and the Trustee with respect to the Mortgage Loans included in the Trust for such Series. Each Servicer is entitled to a periodic servicing fee equal to a specified percentage of the outstanding principal balance of each Mortgage Loan serviced by such Servicer. With the consent of the Master Servicer, certain servicing obligations of a Servicer may be delegated to another person approved by the Master Servicer.
     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will (i) administer and supervise the performance by the Servicers of their duties and responsibilities under the Servicing Agreements, and (ii) maintain Special Hazard Insurance, Mortgagor Bankruptcy Insurance and Pool Insurance, if required. The Master Servicer or Securities Administrator will be entitled to receive a portion of the interest payments on the Mortgage Loans included in the Trust for the Series to cover its fees as Master Servicer or Securities Administrator, as the case may be. The Master Servicer or the Trustee may terminate a Servicer who has failed to comply with its covenants or breached one of its representations contained in the Servicing Agreement. Upon termination of a Servicer by the Master Servicer, the Master Servicer will assume certain servicing obligations of the terminated Servicer, or, at its option, may appoint a substitute Servicer acceptable to the Trustee to assume the servicing obligations of the terminated Servicer.
     With respect to a Series in which Mortgage Loans are covered by a Pool Insurance Policy, if a terminated Servicer has failed to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan upon which Mortgage Insurance coverage has been denied on the grounds of fraud or misrepresentation, the Master Servicer is obligated to purchase the Mortgage Loan, subject to limitations, if any, described below under "Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans" and as may be set forth in the related Prospectus Supplement. To the extent required by the Rating Agency, the Master Servicer may secure its performance of such obligation through cash, a letter of credit or any other instrument
                                       31
acceptable to the Rating Agency in such amount as required by the Rating Agency. Alternatively, a Pool Insurer may agree to waive its right to deny a claim under its Pool Insurance Policy resulting from a loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, subject to the limitations applicable to the Master Servicer's obligation to purchase such Mortgage Loan, as set forth below under "Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans." To the extent there are limitations on the Master Servicer's obligation to purchase Mortgage Loans included in a Trust for a Series upon which Mortgage Insurance coverage has been denied on the grounds of fraud or misrepresentation, payments to the holders of the Securities of such Series could be affected if a Servicer and the Master Servicer fail to honor their respective repurchase obligations.
     Forms of Servicing Agreements have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The Seller's rights under each Servicing Agreement with respect to a Series will be assigned as assets to the Trust for such Series. The descriptions contained herein do not purport to be complete and are qualified in their entirety by reference to the form of the Servicing Agreement.

REPRESENTATIONS AND WARRANTIES
     The Seller generally will acquire Mortgage Loans from Participants, or will enter into a Funding Agreement with a Finance Company affiliated with a Participant secured by Mortgage Loans acquired from such Participant. A Participant or an affiliate may act as a Servicer of Mortgage Loans included in the Trust or an unrelated entity may act as Servicer. The Participant will make or will assign its rights in certain representations and warranties with respect to such Mortgage Loans in the agreement by which such Participant transfers its interest in such Mortgage Loans. In addition, unless otherwise provided in the Prospectus Supplement, the Servicer (which may be the Participant) will make certain representations and warranties with respect to the Mortgage Loans serviced by the Servicer in the Servicing Agreement. Except as otherwise noted in the Prospectus Supplement for a Series, a Participant and the Servicer will each represent and warrant, among other things, as follows: (i) that each Mortgage Loan has been originated in compliance with all applicable laws, rules and regulations; (ii) that no Mortgage Loan is more than 30 days delinquent as of the applicable Cut-off Date; (iii) that each Mortgage Insurance Policy is the valid and binding obligation of the Mortgage Insurer; (iv) that each Mortgage Insurance application was complete and accurate in all material respects when made; (v) that each Security Instrument constitutes a good and valid first lien on the Mortgaged Premises; and (vi) that the Borrower holds good and marketable title to the Mortgaged Premises. Except as otherwise noted in the Prospectus Supplement for a Series, the Participant is required to submit to the Trustee with each Mortgage Loan a mortgagee title insurance policy, title insurance binder, preliminary title report, or satisfactory evidence of title insurance. If a preliminary title report is delivered initially, the Participant is required to deliver a final title insurance policy or satisfactory evidence of the existence of such a policy.
     In the event the Participant or the Servicer breaches a representation or warranty made with respect to a Mortgage Loan or if any principal document executed by the Borrower relating to a Mortgage Loan is found to be defective in any material respect and the breaching party cannot cure such breach or defect within the number of days specified in the applicable agreement, the Trustee may require such breaching party to purchase such Mortgage Loan from the Trust for the applicable Series upon deposit with the Trustee of funds equal to the then Unpaid Principal Balance of such Mortgage Loan plus accrued interest thereon at the Note Rate through the end of the month in which the purchase occurs net, in the case of a purchase by the Servicer, of any unreimbursed advances of principal made by the Servicer and any outstanding servicing fees owed to the Servicer with respect to such Mortgage Loan. In the event of a breach by the Participant of a representation or warranty with respect to a Mortgage Loan or the delivery by the Participant to the Trustee of a materially defective document with respect to a Mortgage Loan, the Participant may under certain circumstances, in lieu of repurchasing such Mortgage Loan, substitute a Mortgage Loan having characteristics substantially similar to those of the defective Mortgage Loan. See "The Trusts -- Substitution of Mortgage Assets."
     Neither a Participant's nor a Servicer's obligation to purchase a Mortgage Loan will be guaranteed by the Master Servicer or the Seller, unless otherwise specified in the related Prospectus Supplement. If the Participant or a Servicer defaults upon its obligation to purchase a Mortgage Loan and no one elects to assume such obligation, distributions to the holders of the Securities could be reduced to the extent payments are not made on the Mortgage Loan. See also "The Trusts -- Assignment of Mortgage Assets" herein.
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ORIGINATION OF THE MORTGAGE LOANS
     Unless otherwise provided in the Prospectus Supplement for a Series, each Mortgage Loan included in the Trust for a Series will be originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by HUD. In originating a Mortgage Loan, the loan originator (the "Originator") will follow its credit approval process in order to assess the prospective Borrower's ability to repay and the adequacy of the Mortgaged Premises as collateral. Each Originator's mortgage credit approval process for single-family residential loans follows a standard procedure which is intended to comply with applicable federal and state laws and regulations. The Originator generally will review a detailed application of the prospective Borrower designed to provide pertinent credit information, including a current balance sheet describing assets and liabilities and a statement of income and expenses, credit history with merchants and lenders, any record of bankruptcy, employment history, current and anticipated salary and deposit verification from financial institutions.
     To the extent specified in the Prospectus Supplement, Mortgage Loans may have been originated under a "limited documentation" underwriting program, where the credit approval procedures may be minimal. Under "limited documentation" programs, income and employment verifications generally need not be furnished (other than the year-to-date paycheck stubs or a W-2 for employed individuals and tax returns for two years for self-employed individuals) and deposit verifications are only required for substantial accounts listed on application forms for such programs. Participation in a limited documentation program generally is limited to individuals with no adverse credit history and to loans secured by owner-occupied residences with original loan-to-value ratios not in excess of 80%.
     An appraisal generally will be required to be made on each residence to be financed. Such appraisal generally will be made by an appraiser who, at the time the appraisal was conducted, met the minimum qualifications of FNMA or FHLMC for appraisers of conventional residential mortgage loans. The appraisal generally will be based on the appraiser's judgment of value, giving appropriate weight to both the market value of comparable homes and the cost of replacing the residence.
     Based on the data provided, certain verifications and the appraisal, a determination is made by the Originator whether the prospective Borrower has sufficient monthly income available to meet the Borrower's monthly obligations on the proposed loan and other expenses related to the residence (such as property taxes, hazard and, if applicable, primary mortgage insurance maintenance fees) and other financial obligations and monthly living expenses. Each Originator's lending guidelines for conventional single-family Mortgage Loans generally will specify that mortgage payments plus taxes and insurance and all monthly payments extending beyond 10 months (including those mentioned above and other fixed obligations, such as car payments) would equal no more than specified percentages of the Borrower's gross income. These guidelines will be applied only to the payments to be made during the first year of the loan. Other credit considerations may cause an Originator to depart from these guidelines. When two individuals co-sign the loan documents, the incomes and expenses of both individuals may be included in the computation.
     With respect to a Series, the underwriting practices described in the Prospectus Supplement may vary from those described in general herein, and with respect to the Borrower's credit standing and ability to repay the loan, may be less stringent than the underwriting standards generally acceptable to FNMA and FHLMC. In these instances, the underwriting standards are primarily intended to evaluate the value and adequacy of the Mortgaged Premises as collateral for the Mortgage Loans.

PAYMENTS ON MORTGAGE LOANS
     Pursuant to the applicable Servicing Agreements, each Servicer will be required to establish and maintain one or more separate, insured (to the available limits) custodial accounts (collectively, the "Custodial Account") into which the Servicer will be required to deposit on a daily basis payments of principal and interest received with respect to Mortgage Loans serviced by such Servicer included in the Trust for the Securities of such Series. Such amounts will include principal prepayments, Insurance Proceeds and Liquidation Proceeds, any advances by such Servicer as described herein, and proceeds of any Mortgage Loans withdrawn from the Trust for such Series, as provided in the Trust Agreement, for defects in documentation, breach of representations or warranties or otherwise.
                                       33

     To the extent deposits in each Custodial Account are required to be insured by the FDIC, if at any time the sums in any Custodial Account exceed the limits of insurance on such account, the Servicer will be required within one business day to withdraw such excess funds from such account and remit such amounts to a "Servicer Custodial Account," which shall be a custodial account maintained by the Trustee, or to the Trustee or the Master Servicer for deposit in either the Asset Proceeds Account for such Series or the "Master Servicer Custodial Account" which shall be a custodial account maintained by the Master Servicer. The amount on deposit in any Servicer Custodial Account, Master Servicer Custodial Account or Asset Proceeds Account will be invested in or collateralized by Permitted Investments as described herein.
     Not later than the 24th calendar day of each month or such other day or days as may be specified in the Servicing Agreement (the "Remittance Date"), each Servicer will be required to remit to the Servicer Custodial Account or the Master Servicer Custodial Account amounts representing scheduled installments of principal and interest on the Mortgage Loans included in the Trust for such Series received or advanced by the Servicer that were due during the applicable Due Period, principal prepayments, Insurance Proceeds or guarantee proceeds, and the proceeds of liquidations of Mortgaged Premises, including funds paid by the Servicer for any such Mortgage Loans withdrawn from the Trust for such Series received during the applicable Prepayment Period, with interest to the date of prepayment or liquidation (subject to certain limitations), less applicable servicing fees, insurance premiums and amounts representing reimbursement of advances made by the Servicer. On or before the Distribution Date, the Trustee will withdraw from the Servicer Custodial Account or the Master Servicer Custodial Account and remit to the Asset Proceeds Account those amounts allocable to the Available Distribution for such Distribution Date. In addition, there will be deposited in the Asset Proceeds Account for such Series of Securities any advances of principal and interest made by the Servicer, the Master Servicer or the Trustee pursuant to the terms of the Servicing Agreement or Trust Agreement for such Series and any Insurance, guarantee or Liquidation Proceeds (including amounts paid in connection with the withdrawal of defective Mortgage Loans from the Trust for such Series) to the extent such amounts were not deposited in the related Custodial Account or received and applied by such Servicer.
     Prior to each Distribution Date for a Series (or the next preceding business day if such day is not a business day), the Master Servicer will furnish to the Trustee a statement setting forth certain information with respect to the Mortgage Loans included in the Trust for such Series.
ADVANCES
     Unless otherwise provided in the related Prospectus Supplement for a Series, the Servicing Agreements generally will provide that each Servicer will be required to advance funds to cover, to the extent that such amounts are deemed to be recoverable from any subsequent payments on that Mortgage Loan, (i) delinquent payments of principal and interest on such Mortgage Loans, (ii) delinquent payments of taxes, insurance premiums, and other escrowed items, and
(iii) foreclosure costs, including reasonable attorneys' fees. The failure of the Servicer to make any required advances under a Servicing Agreement constitutes a default under such Agreement for which the Servicer will be terminated. Upon a default by the Servicer, the Master Servicer or the Trustee may, if so provided in the Trust Agreement, be required to make advances to the extent necessary to make required distributions on certain Securities, provided that such party deems such amounts to be recoverable. Alternatively, the Seller may obtain an endorsement to the Pool Insurance Policy which obligates the Mortgage Insurer to advance delinquent payments of principal and interest. The Pool Insurer would only be obligated under such endorsement to the extent the Borrower fails to make such payment and the Servicer and the Master Servicer fail to make a required advance. The Master Servicer may agree to reimburse the Pool Insurer for any sums the Pool Insurer pays under such endorsement.
     The advance obligation of the Trustee, the Master Servicer or the Pool Insurer may be further limited to an amount specified by the Rating Agency rating the Securities. Any such advances by the Servicers, the Master Servicer, the Trustee or the Pool Insurer, as the case may be, must be deposited into the applicable Custodial Account or Servicer Custodial Account or into the Asset Proceeds Account and will be due not later than the Distribution Date to which such delinquent payment relates. Amounts so advanced by the Servicers, the Master Servicer or the Trustee, as the case may be, will be reimbursable out of future payments on the Mortgage Loans, Insurance Proceeds, Additional Assets, Liquidation Proceeds of the Mortgage Loans for which such amounts were advanced. If an advance made by a Servicer, the Master Servicer or the Trustee later proves to be unrecoverable,
                                       34
such Servicer, the Master Servicer or the Trustee, as the case may be, will be entitled to reimbursement from funds in the Asset Proceeds Account prior to the distribution of payments to the Securityholders.
     Any advances made by a Servicer, the Master Servicer or the Trustee with respect to Mortgage Loans included in the Trust for any Series are intended to enable the Trustee to make timely payment of the scheduled distributions of principal and interest on the Securities of such Series. However, neither the Master Servicer, the Trustee nor any Servicer will insure or guarantee the Securities of any Series or the Mortgage Loans included in the Trust for any Series.

COLLECTION AND OTHER SERVICING PROCEDURES
     The Servicing Agreements with respect to a Series will require each Servicer to make reasonable efforts to collect all payments called for under the Mortgage Loans included in the Trust for the Series and, consistent with the Servicing Agreement and the applicable Insurance Policies with respect to each Mortgage Loan, to follow such collection procedures as it normally would follow with respect to mortgage loans serviced for FNMA.
     The Note or Security Instrument used in originating a conventional Mortgage Loan may contain a "due-on-sale" clause. See "Certain Legal Aspects of Mortgage Loans -- "Due-On-Sale' Clauses." The Servicer will be required to use reasonable efforts to enforce "due-on-sale" clauses with respect to any Note or Security Instrument containing such a clause, provided that the coverage of any applicable Insurance Policy will not be adversely affected thereby. In any case in which Mortgaged Premises have been or are about to be conveyed by the Borrower and the due-on-sale clause has not been enforced or the related Note is by its terms assumable, the Servicer will be authorized, on behalf of the Trustee, to enter into an assumption agreement with the person to whom such Mortgaged Premises have been or are about to be conveyed, if such person meets certain loan underwriting criteria, including the criteria necessary to maintain the coverage provided by the applicable Mortgage Insurance Policies or otherwise required by law. In the event that the Servicer enters into an assumption agreement in connection with the conveyance of any such Mortgaged Premises, the Servicer, on behalf of the Trustee as holder of the related Note, will release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon. In no event can the assumption agreement permit a decrease in the Note Rate or an increase in the term of the Mortgage Loan. Fees collected for entering into an assumption agreement will be retained by the Servicer as additional servicing compensation.
     Under the applicable Servicing Agreements with respect to a Series, each Servicer will, to the extent permitted by law, establish and maintain a custodial account or accounts (the "Escrow Account") into which certain Borrowers will be required to deposit amounts sufficient to pay taxes, assessments, Primary Mortgage and Standard Hazard Insurance premiums and other comparable items, except that certain Servicers may provide insurance coverage acceptable to the Master Servicer for such Series against loss occasioned by the failure to escrow insurance premiums rather than causing such escrows to be made. Withdrawals from the Escrow Account maintained for Borrowers may be made to effect timely payment of taxes, assessments, Primary Mortgage and Standard Hazard premiums or comparable items, to reimburse the Servicer for maintaining Primary Mortgage and Standard Hazard insurance, to refund to Borrowers amounts determined to be overages, to pay interest to Borrowers on balances in the Escrow Account, if required, to repair or otherwise protect the Mortgaged Premises and to clear and terminate such account. The Servicer will be responsible for the administration of the Escrow Account and will be obligated to make advances to such account when a deficiency exists therein.

MAINTENANCE OF INSURANCE POLICIES; CLAIMS THEREUNDER AND
OTHER REALIZATION UPON DEFAULTED MORTGAGE LOANS
     To the extent specified in the related Prospectus Supplement, the Servicer will be required to maintain a Standard Hazard Insurance Policy with respect to each Mortgaged Premises in full force and effect as long as such coverage is required under the Servicing Agreement and to pay the premium therefor on a timely basis. Unless otherwise provided in the Prospectus Supplement, each Servicing Agreement with respect to a Series will also require the Servicer to maintain a Primary Mortgage Insurance Policy for each single-family Mortgage Loan with a loan-to-value ratio in excess of 80% included in the Trust unless such insurance is waived by the Master Servicer.
     The Master Servicer with respect to a Series may be required to maintain any Special Hazard Insurance Policy, any Mortgagor Bankruptcy Insurance and any Pool Insurance Policy for such Series in full force and effect
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throughout the term of the Trust, subject to payment of the applicable premiums by the Trustee. The Master Servicer will be required to notify the Trustee to pay from amounts in the Trust the premiums for any such Special Hazard Insurance Policy, any such Mortgagor Bankruptcy Insurance and any such Pool Insurance Policy for such Series on a timely basis. Any such premiums may be payable on a monthly basis in advance, or pursuant to any other payment schedule acceptable to the applicable insurer. In the event that such Special Hazard Insurance Policy, such Mortgagor Bankruptcy Insurance or such Pool Insurance Policy for such Series is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will be obligated to obtain from another insurer a comparable replacement policy with a total coverage which is equal to the then existing coverage (or such lesser amount if the Master Servicer confirms in writing with the Rating Agency rating the Securities that such lesser amount will not impair the rating on the Securities) of such Special Hazard Insurance Policy, such Mortgagor Bankruptcy Insurance or such Pool Insurance Policy. However, if the cost of any such replacement policy or bond is greater than the cost of the policy or bond which has been terminated, then the amount of the coverage will be reduced to a level such that the applicable premium will not exceed the cost of the premium for the policy or bond that was terminated.
     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained on the Cooperative Dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's Cooperative Dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support.
     Each Servicing Agreement and Trust Agreement with respect to a Series will require the Servicer or the Master Servicer, as the case may be, to present claims to the insurer under any Insurance Policy applicable to the Mortgage Loans included in the Trust for such Series and to take such reasonable steps as are necessary to permit recovery under such Insurance Policies with respect to defaulted Mortgage Loans, or losses on the Mortgaged Premises securing the Mortgage Loans.
     If any Mortgaged Premises securing a defaulted Mortgage Loan included in the Trust for a Series are damaged and the proceeds, if any, from the related Standard Hazard Insurance Policy or any Special Hazard Insurance Policy are insufficient to restore the damaged Mortgaged Premises to the condition to permit recovery under the related Mortgage Insurance Policy, the Servicer will not be required to expend its own funds to restore the damaged Mortgaged Premises unless it determines that such expenses will be recoverable to it through Liquidation Proceeds or Insurance Proceeds.
     Unless otherwise provided in the Prospectus Supplement, the Servicing Agreements require each Servicer to make representations with respect to each Mortgage Loan that it services, including, among other things, that the related title insurance, standard hazard insurance, flood insurance and mortgage insurance policies are legal and valid obligations of the respective insurers and that the applications submitted for such insurance, as well as the application for the inclusion of a Mortgage Loan under a Pool Insurance Policy, are accurate and complete in all material respects. If any of these representations proves to be incorrect and the Servicer fails to cure it, the Servicer will be obligated to purchase the affected Mortgage Loan at a price equal to its Unpaid Principal Balance, plus accrued and uncollected interest on that Unpaid Principal Balance to the date on which the purchase is made. For instance, if it is determined that coverage under a Mortgage Insurance Policy is not available on a defaulted Mortgage Loan because of fraud or misrepresentation in the application, a Servicer will be obligated to purchase the defaulted Mortgage Loan unless otherwise provided in the Prospectus Supplement. As noted above under "General," upon termination for cause of a Servicer by the Master Servicer, the Master Servicer will assume the servicing obligations of a terminated Servicer, or the Master Servicer, at its option, may appoint a substitute Servicer acceptable to the Trustee to assume the servicing obligations of the terminated Servicer.
     If a Servicer who is obligated fails to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan as to which coverage under a Mortgage Insurance Policy has been denied on the grounds of fraud or misrepresentation (or if the Servicer has no such obligation), the Master Servicer will be obligated to purchase the Mortgage Loan, up to an aggregate amount and for the time period specified in the Prospectus Supplement for a Series. The Master Servicer may provide a fund, insurance policy or other security to support its obligation. To
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the extent that a Servicer or Master Servicer fails, or is not required to, repurchase Mortgage Loans with respect to which coverage under a Mortgage Insurance Policy has been denied on the grounds of fraud or misrepresentation, distributions to the holders of the Securities could be reduced.
     The obligation of the Master Servicer to assume other unfulfilled past obligations of a terminated Servicer may be limited to the extent such limitation does not result in a downgrading of the Series secured by the related Servicing Agreement. As and to the extent required by the Rating Agency in order to rate the Securities, certain of the obligations of the Master Servicer under the Trust Agreement will be secured by cash, letters of credit, insurance policies or other instruments in an amount acceptable to the Rating Agency.
     If recovery under an applicable Mortgage Insurance Policy or from Additional Assets is not available and the Servicer or the Master Servicer is not obligated to purchase a defaulted Mortgage Loan, the Servicer or the Master Servicer nevertheless will be obligated to follow standard practice and procedures to realize upon the defaulted Mortgage Loan. See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations." In this regard, the Servicer or the Master Servicer will sell the Mortgaged Premises pursuant to foreclosure, trustee's sale or, in the event a deficiency judgment is available against the Borrower or other person (see "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments), proceed to seek recovery of the deficiency against the appropriate person. To the extent that the proceeds of any such liquidation proceedings are less than the Unpaid Principal Balance or Asset Value of the defaulted Mortgage Loan, there will be a reduction in the value of the assets of the Trust for the related Series such that holders of Securities of that Series may not receive distributions of principal and interest on those Securities in full.

EVIDENCE AS TO SERVICING COMPLIANCE
     Within 90 days of the end of each of its fiscal years the Servicer must provide the Master Servicer (or the Securities Administrator) with a copy of its audited financial statements for the year and a statement from the firm of independent public accountants that prepared the financial statements to the effect that, in preparing such statements, it reviewed the results of the Servicer's servicing operations in accordance with the Uniform Single-Audit Procedures for mortgage banks developed by the Mortgage Bankers Association. In addition, the Servicer will be required to deliver an officer's certificate to the effect that it has fulfilled its obligations under the Servicing Agreement during the preceding fiscal year or identifying any ways in which it has failed to fulfill its obligations during the fiscal year and the steps that have been taken to correct such failure. The Master Servicer (or the Securities Administrator) will be required to promptly make available to the Trustee any compliance reporting that it receives from a Servicer.
     Each year the Master Servicer (if any) will review each Servicer's performance under its Servicing Agreement and the status of any fidelity bond and errors and omissions policy required to be maintained by the Servicer under the Servicing Agreement.
                              THE TRUST AGREEMENTS
     The following summaries describe certain provisions of the Trust Agreement, including any Standard Terms to Trust Agreement to be incorporated by reference therein. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Trust Agreement for each Series. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions are incorporated by reference as part of such summaries.

MASTER SERVICER OR SECURITIES ADMINISTRATOR
     Unless otherwise specified in the Prospectus Supplement, the Master Servicer or Securities Administrator will be responsible under the Trust Agreement for providing general administrative services to a Trust including, among other things, (i) oversight of payments received on Mortgage Assets, (ii) monitoring the amounts on deposit in various trust accounts, (iii) calculation of the amounts payable to Securityholders on each Distribution Date, (iv) preparation of periodic reports to the Trustee or the Securityholders with respect to the foregoing matters, (v) preparation of federal and state tax and information returns, and (vi) preparation of reports, if any, required under the Securities Exchange Act of 1934, as amended. In addition, with respect to a Trust that includes single-family Mortgage Loans, the Master Servicer will be required by the Trust Agreement to supervise and administer the
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performance of Servicers, to make advances of delinquent payments of principal and interest on the Mortgage Loans to the limited extent described herein under the heading "Sale and Servicing of Mortgage Loans -- Advances," if such amounts are not advanced by a Servicer, and to perform the servicing obligations of a terminated Servicer. The Master Servicer's obligations to act as a servicer following the termination of a Servicing Agreement will not, however, require the Master Servicer to (i) purchase Mortgage Loans from the Trust due to a breach by the Servicer of a representation or warranty under the Servicing Agreement, (ii) purchase from the Trust any Converted Mortgage Loan or (iii) advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent advance obligation under the Trust Agreement. The Master Servicer may delegate its responsibilities under the Trust Agreement; provided, however, that no such delegation shall release the Master Servicer from its responsibilities or liabilities arising under the Trust Agreement.
     The Master Servicer or Securities Administrator for a Series may resign from its obligations and duties under the Trust Agreement with respect to such Series, but no such resignation will become effective until the Trustee or a successor master servicer or securities administrator has assumed the Master Servicer's or Securities Administrator's obligations and duties. If specified in the Prospectus Supplement for a Series, the Seller may appoint a stand-by Master Servicer, which will assume the obligations of the Master Servicer upon a default by the Master Servicer.

THE TRUSTEE
     The Trustee under each Trust Agreement will be named in the related Prospectus Supplement. The Trustee must be a corporation or a national banking association organized under the laws of the United States or any state and authorized under the laws of the jurisdiction in which it is organized to have corporate trust powers. It must also have combined capital and surplus of at least $50,000,000 and be subject to regulation and examination by state or federal regulatory authorities. Although the Trustee may not be an affiliate of the Seller or the Master Servicer, either the Seller or the Master Servicer may maintain normal banking relations with the Trustee if the Trustee is a depository institution.
     The Trustee may resign at any time, in which event the Seller will be obligated to appoint a successor Trustee. The Seller will also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Trust Agreement or if the Trustee becomes insolvent. The Trustee may also be removed at any time by the holders of Securities entitled to at least 51% of the Voting Rights of such Series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

AMENDMENT
     Generally, unless otherwise specified in the related Prospectus Supplement, the Trust Agreement may be amended by the parties thereto with the consent of the holders of outstanding Securities holding at least 66% of the Voting Rights of a Series. However, no amendment that (i) reduces in any manner or delays the timing of payments on the Mortgage Assets or distributions to the Securityholders or (ii) reduces the percentage of Securityholders required to authorize an amendment to the Trust Agreement may be made unless each holder of a Security affected by such amendment consents. The Trust Agreement may also be amended by the parties thereto without the consent of Securityholders, for the purpose of, among other things, (i) curing any ambiguity, (ii) correcting or supplementing any provisions thereof which may be inconsistent with any other provision therein, (iii) modifying, eliminating or adding to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust as a REMIC under the Code at all times that any REMIC Securities are outstanding or (iv) making any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust which are not covered by the Trust Agreement and which shall not be inconsistent with the provisions of the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Securityholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Securityholder if there is delivered to the Trustee written notification from each Rating Agency that rated the applicable Securities to the effect that such amendment or supplement will not cause that Rating Agency to reduce the then current rating assigned to such Securities.
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EVENTS OF DEFAULT
     Unless otherwise provided in the Prospectus Supplement for a Series, Events of Default under the Trust Agreement in respect of a Series of Securities will consist of (i) any default in the performance or breach of any covenant or warranty of the Master Servicer (or the Securities Administrator, as the case may be) under the Trust Agreement with respect to such Series of Securities which continues unremedied for a specified period after the giving of written notice of such failure to the Master Servicer or Securities Administrator by the Trustee or by the holders of Securities entitled to at least 25% of the aggregate Voting Rights; (ii) any failure by the Master Servicer (or the Securities Administrator, as the case may be) to make required advances with respect to delinquent Mortgage Loans in a Trust; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer (or the Securities Administrator, as the case may be), if any, and certain actions by or on behalf of the Master Servicer or Securities Administrator indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT
     So long as an Event of Default remains unremedied, the Trustee may, and at the direction of the holders of a Series of Securities entitled to a certain percentage of the Voting Rights, as specified in the Trust Agreement, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Trust Agreement covering the related Trust except that the Trustee may elect not to terminate the Master Servicer for its failure to make advances. Upon termination, the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Agreement (except that if the Trustee is to so succeed the Master Servicer but is prohibited by law from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling or unable so to act, it may appoint or, if the holders of Securities representing a certain percentage of the Voting Rights, as specified in the Trust Agreement, so request in writing, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing or other housing and home finance institution with a net worth of at least $15,000,000 to act as successor to the Master Servicer under the Trust Agreement or may provide cash, a letter of credit, a standby master servicing agreement or another arrangement consistent with the then-current rating of the Securities of the related Series. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Master Servicer under the Trust Agreement.
     The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Securities covered by such Trust Agreement, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

REPORTS TO SECURITYHOLDERS
     The Trustee will furnish the Securityholders with monthly statements containing information with respect to principal and interest distributions, Realized Losses and the assets of the Trust. Any financial information contained in such reports will not have been examined or reported upon by an independent public accountant. Copies of such monthly statements and any annual reports prepared by a Servicer or the Master Servicer or Securities Administrator with respect to compliance with the provisions of a Servicing Agreement or the Trust Agreement, as applicable, will be furnished to Securityholders upon request addressed to Financial Asset Securitization Inc., 901 East Byrd Street, Richmond, Virginia 23219.

TERMINATION
     Each Trust Agreement and the respective obligations and responsibilities created thereby shall terminate upon the distribution to Securityholders of all amounts required to be paid to them pursuant to the Trust Agreement following
(i) the purchase of all the Mortgage Assets in the Trust and all Mortgaged Premises or Manufactured Homes acquired in respect thereof, if the related Prospectus Supplement so provides, or (ii) the later of the final payment or other liquidation of the last Mortgage Asset remaining in the Trust or the disposition of all Mortgaged Premises acquired in respect thereof. See "Description of the Securities -- Optional Redemption." In no event, however, will the trust created by any Trust Agreement continue beyond the expiration of 21 years from the death
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of the survivor of certain persons described in such Trust Agreement. Written notice of termination of the Trust Agreement will be given to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at the corporate trust office of the Trustee or its agent.
                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS
     The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the Mortgaged Premises securing the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. In this regard, the following discussion does not reflect federal regulations with respect to FHA Loans, VA Loans and RHS Loans.
     The following discussion is not applicable to security interests in Contracts and the repossession of Manufactured Homes. Such activity is typically not governed by a state's real estate laws, but by its motor vehicle titling statutes and Uniform Commercial Code. A general discussion of these laws will be included in the Prospectus Supplement for any Series that has Contracts as part of the Trust.

GENERAL
     The Mortgage Loans will be secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and, generally, on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the Borrower and owner of the property; and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a Note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties: the Borrower-property owner called the trustor (similar to a mortgagor); a lender called the beneficiary (similar to a mortgagee); and a third-party grantee called the trustee. Under a deed of trust, the Borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

COOPERATIVE LOANS
     If specified in the Prospectus Supplement relating to a Series of Securities, the Mortgage Loans may also contain Cooperative Loans evidenced by promissory notes secured by security interests in shares issued by private corporations which are entitled to be treated as housing cooperatives under the Code and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.
     Unless otherwise specified in the related Prospectus Supplement, all cooperative apartments relating to the Cooperative Loans are located in the State of New York. A corporation which is entitled to be treated as a housing cooperative under the Code owns all the real property or some interest therein sufficient to permit it to own the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building and/or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, is also responsible for meeting these mortgage or rental obligations. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the
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payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date, and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans. Similarly, the termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.
     The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Realizing on Cooperative Loan Security" below.
     TAX ASPECTS OF COOPERATIVE OWNERSHIP. In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under
Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

FORECLOSURE
     Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon the Borrower and any party having a subordinate interest in the real estate including any holder of a junior encumbrance on the real estate. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant. However, when the mortgagee's right to foreclosure is contested, the
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legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the Mortgaged Premises. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.
     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the Mortgaged Premises to a third party upon any default by the Borrower under the terms of the Note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the Borrower and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other party having a subordinate interest in the real estate, including any holder of a junior encumbrance on the real estate. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. When the beneficiary's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming.
     In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the Mortgaged Premises may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the Mortgaged Premises at the foreclosure sale. Rather, it is common for the lender to purchase the Mortgaged Premises from the trustee or receiver for an amount which may be as great as the Unpaid Principal Balance of the Note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the Borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the Mortgaged Premises suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the Mortgaged Premises. Depending upon market conditions, the ultimate proceeds of the sale of the Mortgaged Premises may not equal the lender's investment therein. Any loss may be reduced by the receipt of Insurance Proceeds. See "The Trust -- Mortgage Insurance on the Mortgage Loans" and "The Trust -- Hazard Insurance on the Mortgage Loans." Mortgaged Premises that are acquired through foreclosure generally must be sold by the Trustee within two years of the date on which it is acquired in order to satisfy certain federal income tax requirements. See "Certain Federal Income Tax Consequences." REALIZING UPON COOPERATIVE LOAN SECURITY
     The Cooperative shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be canceled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative apartment building incurred by such tenant-stockholder. Commonly, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.
     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement
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
typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.
     Recognition agreements also provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.
     In New York, lenders generally have realized upon the pledged shares and proprietary lease or occupancy agreement given to secure a Cooperative Loan by public sale in accordance with the provisions of Article 9 of the New York Uniform Commercial Code (the "NY UCC") and the security agreement relating to those shares. Article 9 of the NY UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.
     Article 9 of the NY UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See " -- Anti-Deficiency Legislation and Other Limitations on Lenders" below.

RIGHTS OF REINSTATEMENT AND REDEMPTION
     In some states, the Borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement or redemption period, cure the default by paying the entire amount in arrears plus certain of the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. In some states, the Borrower has the right to reinstate the loan at any time following default until shortly before the foreclosure sale.
     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Borrower and certain foreclosed junior encumbrancers are given a statutory period in which to redeem the Mortgaged Premises from the foreclosure sale. Depending upon state law, the right of redemption may apply to sale following judicial foreclosure, or to sale pursuant to a non-judicial power of sale. Where the right of redemption is available, in some states statutory redemption may occur only upon payment of the foreclosure purchase price, accrued interest and taxes and certain of the costs and expenses incurred in enforcing the obligation. In other states, redemption may be authorized if the former Borrower pays only a portion of the sums due. In some states, the right to redeem is a statutory right and in others it is a contractual right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed Mortgaged Premises, while such right of redemption is outstanding. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.
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
LEASES AND RENTS
     Multifamily mortgage loan transactions often provide for an assignment of the leases and rents pursuant to which the Borrower typically assigns its right, title and interest, as landlord under each lease and the income derived therefrom, to the lender while either obtaining a license to collect rents for so long as there is no default or providing for the direct payment to the lender. Local law, however, may require that the lender take possession of the property and appoint a receiver before becoming entitled to collect the rents under the lease.
ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS
     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the Borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former Borrower equal in most cases to the difference between the amount due to the lender and greater of the net amount realized upon the foreclosure sale and the market value of the Mortgaged Premises.
     Statutory provisions may limit any deficiency judgment against the former Borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the Mortgaged Premises at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former Borrower as a result of low or no bids at the foreclosure sale.
     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Borrower. In other states, the lender has the option of bringing a personal action against the Borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the Borrower.
     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the Borrower, for example, in the event of waste of the Mortgaged Premises.
     Generally, lenders realize on cooperative shares and the accompanying proprietary lease given to secure a Cooperative Loan under Article 9 of the UCC. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.
     In addition to anti-deficiency and related legislation, numerous federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt.
     In a Chapter 13 proceeding under the federal Bankruptcy Code, when a court determines that the value of a home is less than the principal balance of the loan, the court may prevent a lender from foreclosing on the home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the periodic payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Certain court decisions have applied such relief to claims secured by the debtor's principal residence. If a court relieves a Borrower's obligation to repay amounts otherwise due on a Mortgage Loan, the Servicer will not be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the Securities.
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
     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.
     The Internal Revenue Code of 1986, as amended provides priority to certain tax liens over the lien of the mortgage or deed of trust. Other federal and state laws provide priority to certain tax and other liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.
SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940
     Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum on obligations (including mortgage loans) incurred PRIOR to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a Borrower's obligation to repay amounts otherwise due on a Mortgage Loan included in a Trust for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, neither the Servicer, the Master Servicer nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the Securities of such Series. Unless otherwise provided in the Prospectus Supplement for a Series, any shortfalls in interest collections on Mortgage Loans included in a Trust for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Mortgage Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Mortgage Loans had such interest shortfall not occurred.
ENVIRONMENTAL CONSIDERATIONS
     The federal Comprehensive Environmental Response Compensation and Liability Act, as amended, ("CERCLA") imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. The magnitude of the CERCLA liability at any given contaminated site is a function of the actions required to address adequately the risks to human health and the environment posed by the particular conditions at the site. As a result, such liability is not constrained by the value of the property or the amount of the original or unamortized principal balance of any loans secured by the property. Moreover, under certain circumstances, liability under CERCLA may be joint and several -- I.E., any liable party may be obligated to pay the entire cleanup costs regardless of its relative contribution to the contamination. If a lender is found to be liable, it is entitled to bring an action for contribution against other liable parties, such as the present or past owners and operators of the property. The lender nonetheless may have to bear a disproportionate share of the liability if such other parties are defunct or without substantial assets.
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
     Until recent legislation was adopted, it was uncertain what actions could be taken by a secured lender in the event of a loan default without it incurring exposure under CERCLA in the event the property was environmentally contaminated. The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "1996 Lender Liability Act") provides for a safe harbor for secured lenders from CERCLA liability even though the lender forecloses and sells the real estate securing the loan, provided the secured lender sells "at the earliest practicable, commercially reasonable time, at commercially reasonable terms, taking into account market conditions and legal and regulatory requirements." Although the 1996 Lender Liability Act provides significant protection to secured lenders, it has not been construed by the courts, and there are circumstances in which actions taken could expose a secured lender to CERCLA liability. And, the transferee from the secured lender is not entitled to the protections enjoyed by a secured lender. Thus, contamination may decrease the amount that prospective buyers are willing to pay for a Mortgaged Property and, thus, decrease the likelihood that the Trust will recover fully on the Mortgage Loan through foreclosure.
     Many states have environmental clean-up statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, underground storage tanks are commonly found on a wide variety of commercial and industrial properties. Federal and state laws impose liability on the owners and operators of underground storage tanks for any cleanup that may be required as a result of releases from such tanks. These laws also impose certain compliance obligations on the tank owners and operators, such as regular monitoring for leaks and upgrading of older tanks. A lender may become a tank owner or operator, and subject to compliance obligations and potential cleanup liabilities, either as a result of becoming involved in the management of a site at which a tank is located or, more commonly, by taking title to such a property. Federal and state laws also obligate property owners and operators to maintain and, under some circumstances, to remove asbestos-containing building materials and lead based paint. As a result, the presence of these materials can increase the cost of operating a property and thus diminish its value. In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosures or otherwise may be required to clean up the contamination before selling or otherwise transferring the property.
     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.
     Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing security instruments. In these states, the lien of a security instrument may lose its priority to such a "superlien."
     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Premises was conducted. Unless otherwise specified in the related Prospectus Supplement, no representations or warranties are made by the Participant or Seller as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Premises. In addition, the Servicers have not made any representations or warranties or assumed any liability with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Premises or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances and any loss or liability resulting from the presence or effect of such hazardous wastes or hazardous substances will reduce the amounts otherwise available to pay to the holders of the Securities.
     Unless otherwise specified in the related Prospectus Supplement, the Servicers are not permitted to foreclose on any Mortgaged Premises without the approval of the Master Servicer. The Master Servicer is not permitted to approve foreclosure on any property which it knows or has reason to know is contaminated with or affected by hazardous wastes or hazardous substances. The Master Servicer is required to inquire of any Servicer requesting approval of foreclosure whether the property proposed to be foreclosed upon is so contaminated. If a Servicer does not foreclose on Mortgaged Premises, the amounts otherwise available to pay to the holders of the Securities may be reduced. A Servicer will not be liable to the holders of the Securities if it fails to foreclose on Mortgaged Premises that it reasonably believes may be so contaminated or affected, even if such Mortgaged Premises are, in fact, not so contaminated or affected. Similarly, a Servicer will not be liable to the holders of the Securities if based
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on its reasonable belief that no such contamination or effect exists, the
Servicer forecloses on Mortgaged Premises and takes title to such Mortgaged Premises, and thereafter such Mortgaged Premises are determined to be so contaminated or affected.

"DUE-ON-SALE" CLAUSES
     The forms of Note, mortgage and deed of trust relating to conventional Mortgage Loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the Borrower transfers its interest in the Mortgaged Premises. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Act"), which, after a 3-year grace period, preempted state laws which prohibit the enforcement of due-on-sale clauses by providing, among other matters, that "due-on-sale" clauses in certain loans (which loans include the conventional Mortgage Loans) made after the effective date of the Act are enforceable within certain limitations as set forth in the Act and the regulations promulgated thereunder.
     By virtue of the Act, the mortgage lender generally may be permitted to accelerate any conventional Mortgage Loan which contains a "due-on-sale" clause upon transfer of an interest in the Mortgaged Premises. With respect to any Mortgage Loan secured by a residence occupied or to be occupied by the Borrower, this ability to accelerate will not apply to certain types of transfers, including (i) the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase, (ii) a transfer to a relative resulting from the death of a Borrower, or a transfer where the spouse or child(ren) becomes an owner of the Mortgaged Premises in each case where the transferee(s) will occupy the Mortgaged Premises, (iii) a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the Mortgaged Premises, (iv) the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the Mortgaged Premises (provided that such lien or encumbrance is not created pursuant to a contract for deed),
(v) a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and (vi) other transfers as set forth in the Act and the regulations thereunder. As a result, a lesser number of Mortgage Loans which contain "due-on-sale" clauses may extend to full maturity than earlier experience would indicate with respect to single-family mortgage loans. The extent of the effect of the Act on the average lives and delinquency rates of the Mortgage Loans, however, cannot be predicted. FHA and VA Loans do not contain due-on-sale clauses. See "Maturity and Prepayment Considerations." ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES
     The standard form of Note, mortgage and deed of trust used by lenders may contain provisions obligating the Borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a Borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a Borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment fee or penalty is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans. Unless otherwise provided in the related Prospectus Supplement, late charges and prepayment fees (to the extent permitted by law and not waived by the Servicers) will be retained by the Servicers as additional servicing compensation.
EQUITABLE LIMITATIONS ON REMEDIES
     Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the Borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the Borrower's default and the likelihood that the Borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have
                                       47

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required lenders to reinstate loans or recast payment schedules to accommodate
Borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of lenders to foreclose if the default under the Security Instrument is not monetary, such as the Borrower failing to adequately maintain the Mortgaged Premises or the Borrower executing a second mortgage or deed of trust affecting the Mortgaged Premises. Finally, some courts have been faced with the issue whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that Borrowers under the deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the Borrower.
     The Mortgage Loans may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the Borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

SECONDARY FINANCING; DUE-ON-ENCUMBRANCE PROVISIONS
     Certain of the Mortgage Loans may not restrict secondary financing, thereby permitting the borrower to use the Mortgaged Property as security for one or more additional loans. Certain of the Mortgage Loans may preclude secondary financing (by permitting the first lender to accelerate the maturity of its loan if the borrower further encumbers the Mortgaged Premises or in some other fashion) or may require the consent of the senior lender to any junior or substitute financing; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances.
     Where the Borrower encumbers the Mortgaged Premises with one or more junior liens, the senior lender is subjected to additional risk. For example, the Borrower may have difficulty servicing and repaying multiple loans or acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the Borrower is additionally burdened. In addition, if the Borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior lender. In addition, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.
                                   THE SELLER
     Financial Asset Securitization, Inc. was incorporated in Virginia under the name Ryland Mortgage Securities Corporation on April 22, 1986, as a wholly owned, limited-purpose financing subsidiary of Ryland Mortgage Company. On August 31, 1995, the Seller was sold to JST and is now a wholly owned subsidiary of JST. The Seller changed its name from Ryland Mortgage Securities Corporation to Financial Asset Securitization, Inc. by filing Articles of Amendment to its Amended and Restated Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia on September 21, 1995. JST was organized in Virginia on August 22, 1995. The Seller's principal office is located at 901 East Byrd Street, Richmond, Virginia 23219, telephone (804) 344-6575. The Seller was formed solely for the purpose of facilitating the financing and sale of financial assets. It does not intend to engage in any business or investment activities other than issuing and selling securities secured primarily by, or evidencing interests in, financial assets and taking certain actions with respect thereto. The Seller's Articles of Incorporation, which have been filed as an Exhibit to, or incorporated by reference into, the Registration Statement of which this Prospectus forms a part, limit the Seller's business to the foregoing and place certain other restrictions on the Seller's activities. The Seller has authorized capital stock consisting of 10,000 shares of Common Stock. All 10,000 of such authorized shares are held by JST.
     JST has agreed not to file a petition in bankruptcy with respect to the Seller.
                                       48

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                                USE OF PROCEEDS
     Substantially all of the net proceeds from the sale of each Series of Securities will be applied by the Seller to purchase the Mortgage Assets assigned to the Trust underlying such Series or to fund loans to Finance Companies secured by the pledge of Mortgage Assets to the Trust for such Series.
                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES
     The following discussion is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities offered hereunder. The summary is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. Because REMIC status may be elected with respect to certain Series, this discussion includes a summary of the federal income tax consequences to holders of REMIC Securities. The discussion does not purport to deal with the federal income tax consequences to all categories of investors (such as banks, insurance companies and foreign investors), some of which may be subject to special rules. The discussion focuses primarily on investors who will hold the Securities as "capital assets" (generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code, although much of the discussion is applicable to other investors as well. Investors should note that, although final regulations under the REMIC provisions of the Code (the "REMIC Regulations") have been issued by the Treasury, no currently effective regulations or other administrative guidance has been issued with respect to certain provisions of the Code that are or may be applicable to Securityholders, particularly the provisions dealing with market discount and stripped debt securities. Although the Treasury recently issued final regulations dealing with original issue discount and premium, those regulations do not address directly the treatment of REMIC Regular Securities and certain other types of securities. Furthermore, the REMIC Regulations do not address many of the issues that arise in connection with the formation and operation of a REMIC. Hence, definitive guidance cannot be provided with respect to many aspects of the tax treatment of Securityholders, particularly Residual Securityholders (as described below). Moreover, this summary and the opinion referred to below are based on current law, and there can be no assurance that the Service will not take positions that would be materially adverse to investors. Finally, the summary does not purport to address the anticipated state income tax consequences to investors of owning and disposing of the Securities. Consequently, Investors should consult their own tax advisors in determining the federal, state, foreign, and any other tax consequences to them of the purchase, ownership, and disposition of the Securities.

GENERAL
     Many aspects of the federal income tax treatment of the Securities of a particular Series will depend upon whether an election is made to treat the Trust, or one or more segregated pools of Trust assets, as a REMIC. The Prospectus Supplement for each Series will indicate whether a REMIC election or elections will be made with respect to the related Trust. For each Series with respect to which one or more REMIC elections are to be made, Hunton & Williams, counsel to the Seller, will deliver a separate opinion generally to the effect that, assuming timely filing of a REMIC election or elections and compliance with the relevant Trust Agreement and certain other documents specified in the opinion, the Trust (or one or more segregated pools of Trust assets) will qualify as one or more REMICs (each, a "Series REMIC"). For each Series with respect to which a REMIC election is not to be made, Hunton & Williams will deliver a separate opinion generally to the effect that, assuming compliance with the relevant Trust Agreement and certain other documents, the Trust will be treated as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation. Those opinions will be based on existing law, but there can be no assurance that the law will not change or that contrary positions will not be taken by the Service.
REMIC SECURITIES
     REMIC Securities will be classified as either REMIC Regular Securities, which generally are treated as debt for federal income tax purposes, or Residual Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related REMIC. The Prospectus Supplement for each Series of REMIC Securities will indicate which of the Securities of such Series will be classified as REMIC Regular Securities and which will be classified as Residual Securities.
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
     REMIC Securities held by a thrift institution taxed as a "domestic building and loan association" will constitute a "regular or residual interest in a REMIC," as the case may be, within the meaning of Section 7701(a)(19)(C)(xi) of the Code; REMIC Securities held by a real estate investment trust ("REIT") will constitute "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code; and interest on such Securities will be considered "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B), all in the same proportion that the related REMIC's assets would so qualify. If 95 percent or more of the assets of a given Series REMIC constitute qualifying assets for Thrift Institutions and REITs, the related REMIC Securities and the income thereon will be treated entirely as qualifying assets and income for such purposes. REMIC Regular and Residual Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. The REMIC Regular Securities generally will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code with respect to other REMICs. Effective September 1, 1997, REMIC Regular Securities held by a financial asset securitization investment trust (a "FASIT") will qualify for treatment as "permitted assets" within the meaning of Section 860L(c)(1)(G) of the Code. In the case of a Series for which two or more Series REMICs will be created, all Series REMICs will be treated as a single REMIC for purposes of determining the extent to which the related Securities and the income thereon will be treated as qualifying assets and income for such purposes. However, REMIC Securities will not qualify as government securities for REITs and regulated investment companies ("RICs") in any case.
TAX TREATMENT OF REMIC REGULAR SECURITIES
     Payments received by holders of REMIC Regular Securities generally should be accorded the same tax treatment under the Code as payments received on ordinary taxable corporate debt instruments. Except as described below for REMIC Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on REMIC Regular Securities will be treated as ordinary income to the Securityholder and a principal payment on such Securities will be treated as a return of capital to the extent that the Securityholder's basis in the Security is allocable to that payment. Holders of REMIC Regular (or Residual) Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. The Trustee or the Master Servicer will report annually to the Service and to Securityholders of record with respect to interest paid or accrued and original issue discount, if any, accrued on the Securities.
     Under temporary Treasury regulations, holders of REMIC Regular Securities issued by "single-class REMICs" who are individuals, trusts, estates, or pass-through entities in which such investors hold interests may be required to recognize certain amounts of income in addition to interest and discount income. A single-class REMIC, in general, is a REMIC that (i) would be classified as an investment trust in the absence of a REMIC election or (ii) is substantially similar to an investment trust. Under the temporary Treasury regulations, each holder of a regular or residual interest in a single-class REMIC is allocated
(i) a share of the REMIC's "allocable investment expenses" (i.e., expenses normally allowable under Section 212 of the Code, which may include servicing and administrative fees and insurance premiums) and (ii) a corresponding amount of additional income. Section 67 of the Code permits an individual, trust or estate to deduct miscellaneous itemized expenses (including Section 212 expenses) only to the extent that such expenses, in the aggregate, exceed 2% of its adjusted gross income. Consequently, an individual, trust or estate that holds a regular interest in a single-class REMIC (either directly or through a pass-through entity) will recognize additional income with respect to such regular interest to the extent that its share of allocable investment expenses, when combined with its other miscellaneous itemized deductions for the taxable year, fails to exceed 2% of its adjusted gross income. Any such additional income will be treated as interest income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, and (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The amount of such additional taxable income recognized by holders who are subject to the limitations of either Section 67 or Section 68 may be substantial and may reduce or eliminate the after-tax yield to such holders of an investment in the Securities of an affected Series. Where appropriate, the Prospectus Supplement for a particular REMIC Series will indicate that the holders of Securities of such Series may be required to recognize additional income as a result of the application of the limitations of either Section 67 or Section 68 of the Code. Non-corporate holders of REMIC Regular Securities evidencing an interest in a single-
                                       50
class REMIC also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to such REMIC, are not deductible for purposes of the alternative minimum tax ("AMT").
ORIGINAL ISSUE DISCOUNT
     Certain Classes of REMIC Regular Securities may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. In general, such original issue discount, if any, will equal the difference between the "stated redemption price at maturity" of the REMIC Regular Security (generally, its principal amount) and its issue price. Holders of REMIC Regular Securities as to which there is original issue discount should be aware that they generally must include original issue discount in income for federal income tax purposes on an annual basis under a constant yield accrual method that reflects compounding. In general, original issue discount is treated as ordinary income and must be included in income in advance of the receipt of the cash to which it relates.
     The amount of original issue discount required to be included in a REMIC Regular Securityholder's income in any taxable year will be computed in accordance with Section 1272(a)(6) of the Code, which provides for the accrual of original issue discount under a constant yield method for certain debt instruments, such as the REMIC Regular Securities, that are subject to prepayment by reason of prepayments of underlying obligations. Under Section 1272(a)(6), the amount and rate of accrual of original issue discount on a REMIC Regular Security generally is to be calculated based on (i) a single constant yield to maturity and (ii) the prepayment rate for the related mortgage collateral and the reinvestment rate on amounts held pending distribution that were assumed in pricing the REMIC Regular Security (the "Pricing Prepayment Assumptions"). No regulatory guidance currently exists under Code Section 1272(a)(6). Accordingly, until the Treasury issues guidance to the contrary, the Master Servicer or other person responsible for computing the amount of original issue discount to be reported to a REMIC Regular Securityholder each taxable year (the "Tax Administrator") will, except as otherwise provided herein, base its computations on Code Section 1272(a)(6), final regulations governing the accrual of original issue discount on debt instruments that were issued by the Treasury on January 27, 1994, but that do not address directly the treatment of instruments that are subject to Code Section 1272(a)(6) (the "OID Regulations"), and certain other guidance, all as described below. However, there can be no assurance that such methodology represents the correct manner of calculating original issue discount on the REMIC Regular Securities. The Tax Administrator will account for income on certain REMIC Regular Securities that provide for one or more contingent payments as described in "Certain Federal Income Tax Consequences -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. Prospective purchasers should be aware that none of the Seller, the Master Servicer, any Servicer or the Trustee will make any representation that the Mortgage Assets underlying a Series will in fact prepay at a rate conforming to the related Pricing Prepayment Assumptions or at any other rate.
     The amount of original issue discount on a REMIC Regular Security is the excess, if any, of the Security's "stated redemption price at maturity" over its "issue price." Under the OID Regulations, a debt instrument's stated redemption price at maturity is the sum of all payments provided by the instrument other than "qualified stated interest" ("Deemed Principal Payments"). Qualified stated interest, in general, is stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at (i) a single fixed rate or (ii) a variable rate that meets certain requirements set out in the OID Regulations. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities" below. Thus, in the case of any REMIC Regular Security, the stated redemption price at maturity will equal the total amount of all Deemed Principal Payments due on that Security. In the case of any REMIC Regular Security that does not require unconditional payments of interest at least annually, the stated redemption price at maturity of such Security will equal the aggregate of all payments due, whether designated as principal, accrued interest, or current interest. The issue price of a REMIC Regular Security generally will equal the initial price at which a substantial amount of Securities of the same Class is sold to the public.
     The OID Regulations contain an aggregation rule (the "Aggregation Rule") under which two or more debt instruments issued in connection with the same transaction or related transactions (determined based on all the facts and circumstances) generally are treated as a single debt instrument for federal income tax accounting purposes if issued by a single issuer to a single holder. The Aggregation Rule, however, does not apply if the debt instrument is part of an issue (i) a substantial portion of which is traded on an established market or (ii) a substantial portion of which is issued for cash (or property traded on an established market) to parties who are not related to the issuer or holder and who do not purchase other debt instruments of the same issuer in connection with the same transaction or related transactions. In most cases, the Aggregation Rule will not apply to REMIC Regular
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
Securities of different Classes because one or both of the exceptions to the Aggregation Rule will have been met. Although the Tax Administrator currently intends to apply the Aggregation Rule to all REMIC regular interests in a Series REMIC that are held by a related Series REMIC, it generally will not apply the Aggregation Rule to REMIC Regular Securities for purposes of reporting to Securityholders.
     Under a DE MINIMIS rule, a REMIC Regular Security will be considered to have no original issue discount if the amount of original issue discount is less than 0.25% of the Security's stated redemption price at maturity multiplied by the weighted average maturity ("WAM") of all Deemed Principal Payments. For that purpose, the WAM of a REMIC Regular Security is the sum of the amounts obtained by multiplying the amount of each Deemed Principal Payment by a fraction, the numerator of which is the number of complete years from the Security's issue date until the payment is made, and the denominator of which is the Security's stated redemption price at maturity. Although no Treasury regulations have been issued under the relevant provisions of the 1986 Act, it is expected that the WAM of a REMIC Regular Security will be computed using the Pricing Prepayment Assumptions. A REMIC Regular Securityholder will include DE MINIMIS original issue discount in income on a PRO RATA basis as stated principal payments on the Security are received or, if earlier, upon disposition of the Security, unless the Securityholder makes the "All OID Election" (as defined below).
     REMIC Regular Securities of certain Series may bear interest under terms that provide for a teaser rate period, interest holiday, or other period during which the rate of interest payable on the Securities is lower than the rate payable during the remainder of the life of the Securities ("Teaser Securities"). Under certain circumstances, a Teaser Security may be considered to have a DE MINIMIS amount of original issue discount even though the amount of original issue discount on the Security would be more than DE MINIMIS as determined as described above if the stated interest on a Teaser Security would be qualified stated interest but for the fact that during one or more accrual periods its interest rate is below the rate applicable for the remainder of its term, the amount of original issue discount on such Security that is measured against the DE MINIMIS amount of original issue discount allowable on the Security is the greater of (i) the excess of the stated principal amount of such Security over its issue price ("True Discount") and (ii) the amount of interest that would be necessary to be payable on such Security in order for all stated interest to be qualified stated interest.
     The holder of a REMIC Regular Security generally must include in gross income the sum, for all days during his taxable year on which he holds the REMIC Regular Security, of the "daily portions" of the original issue discount on such Security. In the case of an original holder of a REMIC Regular Security, the daily portions of original issue discount with respect to such Security generally will be determined by allocating to each day in any accrual period the Security's ratable portion of the excess, if any, of (i) the sum of (a) the present value of all payments under the Security yet to be received as of the close of such period plus (b) the amount of any Deemed Principal Payments received on the Security during such period over (ii) the Security's "adjusted issue price" at the beginning of such period. The present value of payments yet to be received on a REMIC Regular Security is to be computed using the Pricing Prepayment Assumptions and the Security's original yield to maturity (adjusted to take into account the length of the particular accrual period), and taking into account Deemed Principal Payments actually received on the Security prior to the close of the accrual period. The adjusted issue price of a REMIC Regular Security at the beginning of the first period is its issue price. The adjusted issue price at the beginning of each subsequent period is the adjusted issue price of the Security at the beginning of the preceding period increased by the amount of original issue discount allocable to that period and reduced by the amount of any Deemed Principal Payments received on the Security during that period. Thus, an increased (or decreased) rate of prepayments received with respect to a REMIC Regular Security will be accompanied by a correspondingly increased (or decreased) rate of recognition of original issue discount by the holder of such Security.
     The yield to maturity of a Regular Security is calculated based on (i) the Pricing Prepayment Assumptions and (ii) any contingencies not already taken into account under the Pricing Prepayment Assumptions that, considering all of the facts and circumstances as of the issue date, are more likely than not to occur. Contingencies, such as the exercise of "mandatory redemptions," that are taken into account by the parties in pricing the Regular Security typically will be subsumed in the Pricing Prepayment Assumptions and thus will be reflected in the Security's yield to maturity. The Tax Administrator's determination of whether a contingency relating to a Class of Regular Securities is more likely than not to occur is binding on each holder of a Regular Security of such Class unless the holder explicitly discloses on its federal income tax return that its determination of the yield and maturity of the Security is different from that of the Tax Administrator.
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
     In many cases, REMIC Regular Securities will be subject to optional redemption before their stated maturity dates. Under the OID Regulations, the Seller will be presumed to exercise its option to redeem for purposes of computing the accrual of original issue discount if, and only if, by using the optional redemption date as the maturity date and the optional redemption price as the stated redemption price at maturity, the yield to maturity of the Security is lower than it would be if the Security were not redeemed early. If the Seller is presumed to exercise its option to redeem the Securities, original issue discount on such Securities will be calculated as if the redemption date were the maturity date and the optional redemption price were the stated redemption price at maturity. In cases in which all of the Securities of a particular Series are issued at par or at a discount, the Seller will not be presumed to exercise its option to redeem the Securities because a redemption by the Seller would not lower the yield to maturity of the Securities. If, however, some Securities of a particular Series are issued at a premium, the Seller may be able to lower the yield to maturity of the Securities by exercising its redemption option. In determining whether the Seller will be presumed to exercise its option to redeem Securities when one or more Classes of the Securities is issued at a premium, the Tax Administrator will take into account all Classes of Securities that are subject to the optional redemption to the extent that they are expected to remain outstanding as of the optional redemption date, based on the Pricing Prepayment Assumptions. If, determined on a combined weighted average basis, the Securities of such Classes were issued at a premium, the Tax Administrator will presume that the Seller will exercise its option. However, the OID Regulations are unclear as to how the redemption presumption rules should apply to instruments such as the Securities, and there can be no assurance that the Service will agree with the Tax Administrator's position.
     A REMIC Regular Security having original issue discount may be acquired subsequent to its issuance for more than its adjusted issue price. If the subsequent holder's adjusted basis in such a Security, immediately after its acquisition, exceeds the sum of all Deemed Principal Payments to be received on the Security after the acquisition date, the Security will no longer have original issue discount, and the holder may be entitled to reduce the amount of interest income recognized on the Security by the amount of amortizable premium. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium." If the subsequent holder's adjusted basis in the Security, immediately after the acquisition, exceeds the adjusted issue price of the Security, but is less than or equal to the sum of the Deemed Principal Payments to be received on the Security after the acquisition date, the amount of original issue discount on the Security will be reduced by a fraction, the numerator of which is the excess of the Security's adjusted basis immediately after its acquisition over the adjusted issue price of the Security and the denominator of which is the excess of the sum of all Deemed Principal Payments to be received on the Security after the acquisition date over the adjusted issue price of the Security. For that purpose, the adjusted basis of a REMIC Regular Security generally is reduced by the amount of any qualified stated interest that is accrued but unpaid as of the acquisition date. Alternatively, the subsequent holder of a REMIC Regular Security having original issue discount may make an All OID Election (as defined below) with respect to the Security.
     The OID Regulations provide that a Securityholder generally may make an election (an "All OID Election") to include in gross income all stated interest, original issue discount, DE MINIMIS original issue discount, market discount (as described below under "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount"), and DE MINIMIS market discount that accrues on a REMIC Regular Security (reduced by any acquisition premium or amortizable premium, as described below under "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium") under the constant yield method used to account for original issue discount. To make the All OID Election, the holder of the Security must attach a statement to its timely filed federal income tax return for the taxable year in which the holder acquired the Security. The statement must identify the instruments to which the election applies. An All OID Election is irrevocable unless the holder obtains the consent of the Service. If an All OID Election is made for a debt instrument with market discount, the holder is deemed to have made an election to include in income currently the market discount on all of the holder's other debt instruments with market discount, as described in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Market Discount" below. In addition, if an All OID Election is made for a debt instrument with amortizable bond premium, the holder is deemed to have made an election to amortize the premium on all of the holder's other debt instruments with amortizable premium under the constant yield method. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Amortizable Premium." Securityholders should be aware that the law is unclear as to whether an All OID Election is effective for a Security that is subject to the contingent payment rules. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities."
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
     If the interval between the issue date of a Current Interest Security and the first Distribution Date (the "First Distribution Period") contains more days than the number of days of stated interest that are payable on the first Distribution Date, the effective interest rate received by the Securityholder during the First Distribution Period will be less than the Security's stated interest rate, making such Security a Teaser Security. If the amount of original issue discount on the Security measured under the expanded DE MINIMIS test exceeds the DE MINIMIS amount of original issue discount allowable on the Security, the amount by which the stated interest on the Security exceeds the interest that would be payable on the Security at the effective rate of interest for the First Distribution Period would be treated as part of the Security's stated redemption price at maturity. Accordingly, the holder of a Teaser Security may be required to recognize ordinary income arising from original issue discount in the First Distribution Period in addition to any qualified stated interest that accrues in that period.
     Similarly, if the First Distribution Period is shorter than the interval between subsequent Distribution Dates, the effective rate of interest payable on a Security during the First Distribution Period will be higher than the stated rate of interest if a Securityholder receives interest on the first Distribution Date based on a full accrual period. Unless the "Pre-Issuance Accrued Interest Rule" described below applies, such Security (a "Rate Bubble Security") would be issued with original issue discount unless the amount of original issue discount is DE MINIMIS. The amount of original issue discount on a Rate Bubble Security attributable to the First Distribution Period would be the amount by which the interest payment due on the first Distribution Date exceeds the amount that would have been payable had the effective rate for that Period been equal to the stated interest rate. However, under the "Pre-Issuance Accrued Interest Rule," if, (i) a portion of the initial purchase price of a Rate Bubble Security is allocable to interest that has accrued under the terms of the Security prior to its issue date ("Pre-Issuance Accrued Interest") and (ii) the Security provides for a payment of stated interest on the First Distribution Date within one year of the issue date that equals or exceeds the amount of the Pre-Issuance Accrued Interest, the Security's issue price may be computed by subtracting from the issue price the amount of Pre-Issuance Accrued Interest. If the Securityholder opts to apply the Pre-Issuance Accrued Interest Rule, the portion of the interest received on the first Distribution Date equal to the Pre-Issuance Accrued Interest would be treated as a return of such Interest and would not be treated as a payment on the Security. Thus, where the Pre-Issuance Accrued Interest Rule applies, a Rate Bubble Security will not have original issue discount attributable to the First Distribution Period, provided that the increased effective interest rate for that Period is attributable solely to Pre-Issuance Accrued Interest, as typically will be the case. The Tax Administrator intends to apply the Pre-Issuance Accrued Interest Rule to each Rate Bubble Security for which it is available if the Security's stated interest otherwise would be qualified stated interest. If, however, the First Distribution Period of a Rate Bubble Security is longer than subsequent Payment Periods, the application of the Pre-Issuance Accrued Interest Rule typically will not prevent disqualification of the Security's stated interest because its effective interest rate during the First Distribution Period will be less than its stated interest rate. Thus, a REMIC Regular Security with a long First Distribution Period typically will be a Teaser Security, as discussed above. The Pre-Issuance Accrued Interest Rule will not apply to any amount paid at issuance for such a Teaser Security that is nominally allocable to interest accrued under the terms of such Security before its issue date. All amounts paid for such a Teaser Security at issuance, regardless of how designated, will be included in the issue price of such Security for federal income tax accounting purposes.
     It is not entirely clear how income should be accrued with respect to a REMIC Regular Security, the payments on which consist entirely or primarily of a specified nonvarying portion of the interest payable on one or more of the qualified mortgages held by the REMIC (an "Interest Weighted Security"). Unless and until the Service provides contrary administrative guidance on the income tax treatment of an Interest Weighted Security, the Tax Administrator will take the position that an Interest Weighted Security does not bear qualified stated interest, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue
Discount -- Interest Weighted Securities and Non-VRDI Securities," herein. Some Interest Weighted Securities may provide for a relatively small amount of principal and for interest that can be expressed as qualified stated interest at a very high fixed rate with respect to that principal ("Superpremium Securities"). Superpremium Securities technically are issued with amortizable premium. However, because of their close similarity to other Interest Weighted Securities it appears more appropriate to account for Superpremium Securities in the same manner as for other Interest Weighted Securities. Consequently, in the absence of further administrative guidance, the Tax Administrator intends to account for Superpremium Securities in the same manner as other Interest Weighted Securities. However, there can be no assurance that the Service will not assert a position contrary to that taken by the Tax Administrator, and, therefore, holders of Superpremium Securities should consider making a protective election to amortize premium on such Securities.
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
     In view of the complexities and current uncertainties as to the manner of inclusion in income of original issue discount on the REMIC Regular Securities, each investor should consult his own tax advisor to determine the appropriate amount and method of inclusion in income of original issue discount on such Securities for federal income tax purposes.

  VARIABLE RATE SECURITIES
     A REMIC Regular Security may pay interest at a variable rate (a "Variable Rate Security"). A Variable Rate Security that qualifies as a "variable rate debt instrument" as that term is defined in the OID Regulations (a "VRDI") will be governed by the rules applicable to VRDIs in the OID Regulations, which are described below. A Variable Rate Security qualifies as a VRDI under the OID Regulations if (i) the Security is not issued at a premium to its noncontingent principal amount in excess of the lesser of (a) .015 multiplied by the product of such noncontingent principal amount and the WAM (as that term is defined above in the discussion of the DE MINIMIS rule) of the Security and (b) 15 percent of such noncontingent principal amount (an "Excess Premium"); (ii)
stated interest on the Security compounds or is payable unconditionally at least annually at (a) one or more "qualified floating rates,"(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate," or (d)
a single fixed rate and a single objective rate that is a "qualified inverse floating rate"; (iii) the qualified floating rate or the objective rate in effect during an accrual period is set at a current value of that rate (I.E., the value of the rate on any day occurring during the interval that begins three months prior to the first day on which that value is in effect under the
Security and ends one year following that day); and (iv) the Security does not provide for contingent principal payments.
     Under Treasury regulations issued on June 12, 1996, a rate is a qualified floating rate if variations in the rate reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A qualified floating rate may measure contemporaneous variations in borrowing costs for the issuer of the debt instrument or for issuers in general. A multiple of a qualified floating rate is considered a qualified floating rate only if the rate is equal to either (a) the product of a qualified floating rate and a fixed multiple that is greater than
 .65 but not more than 1.35 or (b) the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate. If a REMIC Regular Security provides for two or more qualified floating rates that reasonably can be expected to have approximately the same values throughout the term of the Security, the qualified floating rates together will constitute a single qualified floating rate. Two or more qualified floating rates conclusively will be presumed to have approximately the same values throughout the term of a Security if the values of all rates on the issue date of the Security are within 25 basis points of each other.
     A variable rate will be considered a qualified floating rate if it is subject to a restriction or restrictions on the maximum stated interest rate (a "Cap"), a restriction or restrictions on the minimum stated interest rate (a "Floor"), a restriction or restrictions on the amount of increase or decrease in the stated interest rate (a "Governor"), or other similar restriction only if:
(a) the Cap, Floor, Governor, or similar restriction is fixed throughout the term of the related Security or (b) the Cap, Floor, Governor, or similar restriction is not reasonably expected, as of the issue date, to cause the yield on the Security to be significantly less or significantly more than the expected yield on the Security determined without such Cap, Floor, Governor, or similar restriction, as the case may be. Although the OID Regulations are unclear, it appears that a VRDI, the principal rate on which is subject to a Cap, Floor, or Governor that itself is a qualified floating rate, bears interest at an objective rate.
     An objective rate is a rate (other than a qualified floating rate) that (i) is determined using a single fixed formula, (ii) is based on objective financial or economic information, and (iii) is not based on information that either is within the control of the issuer (or a related party) or is unique to the circumstances of the issuer (or related party), such as dividends, profits, or the value of the issuer's (or related party's) stock. That definition would include, in addition to a rate that is based on one or more qualified floating rates or on the yield of actively traded personal property, a rate that is based on changes in a general inflation index. In addition, a rate would not fail to be an objective rate merely because it is based on the credit quality of the issuer. An objective rate is a qualified inverse floating rate if (i) the rate is equal to a fixed rate minus a qualified floating rate and (ii) the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate (disregarding certain Caps, Floors, and Governors).
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
     If interest on a Variable Rate Security is stated at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate for a subsequent period, and the value of the variable rate on the issue date is intended to approximate the fixed rate, the fixed rate and the variable rate together constitute a single qualified floating rate or objective rate. A variable rate conclusively will be presumed to approximate an initial fixed rate if the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points.
     All interest payable on a Variable Rate Security that qualifies as a VRDI and provides for stated interest unconditionally payable in cash or property at least annually at a single qualified floating rate or a single objective rate (a "Single Rate VRDI Security") is treated as qualified stated interest. The amount and accrual of original issue discount on a Single Rate VRDI Security is determined, in general, by converting such Security into a hypothetical fixed rate security and applying the rules applicable to fixed rate securities described under "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount" above to such hypothetical fixed rate security. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Single Rate VRDI Security also must be increased (or decreased) if the interest actually accrued or paid during such accrual period exceeds (or is less than) the interest assumed to be accrued or paid during such accrual period under the related hypothetical fixed rate security.
     Except as provided below, the amount and accrual of original issue discount on a Variable Rate Security that qualifies as a VRDI but is not a Single Rate VRDI Security (a "Multiple Rate VRDI Security") is determined by converting such Security into a hypothetical equivalent fixed rate security that has terms that are identical to those provided under the Multiple Rate VRDI Security, except that such hypothetical equivalent fixed rate security will provide for fixed rate substitutes in lieu of the qualified floating rates or objective rate provided for under the Multiple Rate VRDI Security. A Multiple Rate VRDI
Security that provides for a qualified floating rate or rates or a qualified inverse floating rate is converted to a hypothetical equivalent fixed rate security by assuming that each qualified floating rate or the qualified inverse floating rate will remain at its value as of the issue date. A Multiple Rate
VRDI Security that provides for an objective rate or rates is converted to a hypothetical equivalent fixed rate security by assuming that each objective rate will equal a fixed rate that reflects the yield that reasonably is expected for the Multiple Rate VRDI Security. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Multiple Rate VRDI Security must be increased (or decreased) if the interest actually accrued or paid during such accrual period exceeds (or is less than) the interest assumed to be accrued or paid during such accrual period under the hypothetical equivalent fixed rate security.
     The amount and accrual of original issue discount on a Multiple Rate VRDI Security that provides for stated interest at either one or more qualified floating rates or at a qualified inverse floating rate and in addition provides for stated interest at a single fixed rate (other than an initial fixed rate that is intended to approximate the subsequent variable rate) is determined using the method described above for all other Multiple Rate VRDI Securities except that prior to its conversion to a hypothetical equivalent fixed rate security, such Multiple Rate VRDI Security is treated as if it provided for a qualified floating rate (or a qualified inverse floating rate), rather than the fixed rate. The qualified floating rate (or qualified inverse floating rate) replacing the fixed rate must be such that the fair market value of the Multiple Rate VRDI Security as of its issue date would be approximately the same as the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate (or qualified inverse floating rate), rather than the fixed rate.
     REMIC Regular Securities of certain Series may provide for interest based on a weighted average of the interest rates on some or all of the Mortgage Loans or regular interests in a second REMIC held subject to the related Trust Agreement ("Weighted Average Securities"). Under the OID Regulations, it appears that Weighted Average Securities relating to a REMIC whose assets consist exclusively of ARM Loans bear interest at an "objective rate," provided the ARM Loans themselves bear interest at qualified floating rates. However, under the OID Regulations, Weighted Average Securities relating to a REMIC whose assets do not bear interest at qualified floating rates ("Non-Objective Weighted Average Securities" or "NOWA Securities") do not bear interest at an objective or a qualified floating rate and, consequently, do not qualify as VRDIs. Accordingly, unless and until the Service provides contrary administrative guidance on the income tax treatment of NOWA Securities, the Tax Administrator intends to treat such Securities as debt obligations that provide for one or more contingent payments, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue
Discount -- Interest Weighted Securities and Non-VRDI Securities."
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     REMIC Regular Securities of certain Series may provide for the payment of interest at a rate determined as the difference between two interest rate parameters, one of which is a variable rate and the other of which is a fixed rate or a different variable rate ("Inverse Floater Securities"). Under the OID Regulations, Inverse Floater Securities generally bear interest at objective rates, because their rates either constitute "qualified inverse floating rates" under those Regulations or, although not qualified floating rates themselves, are based on one or more qualified floating rates. Consequently, if such Securities are not issued at an Excess Premium and their interest rates otherwise meet the test for qualified stated interest, the income on such Securities will be accounted for under the rules applicable to VRDIs described above. However, an Inverse Floater Security may have an interest rate parameter equal to the weighted average of the interest rates on some or all of the Mortgage Assets (or other interest bearing assets) held by the related REMIC in a case where one or more of those rates is a fixed rate or otherwise may not qualify as a VRDI. Unless and until the Service provides contrary administrative guidance on the income tax treatment of such Inverse Floater Securities, the Tax Administrator intends to treat such Securities as debt obligations that provide for one or more contingent payments, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein.

  INTEREST WEIGHTED SECURITIES AND NON-VRDI SECURITIES
     The treatment of a NOWA Security, a Variable Rate Security that is issued at an Excess Premium, any other Variable Rate Security that does not qualify as a VRDI (each a "Non-VRDI Security") or an Interest Weighted Security is unclear under current law. The OID Regulations contain provisions (the "Contingent Payment Regulations") that address the federal income tax treatment of debt obligations that provide for one or more contingent payments ("Contingent Payment Obligations"). Under the Contingent Payment Regulations, any variable rate debt instrument that is not a VRDI is classified as a Contingent Payment Obligation. However, the Contingent Payment Regulations, by their terms, do not apply to REMIC regular interests and other instruments that are subject to
Section 1272(a)(6) of the Code. In the absence of further guidance, the Tax Administrator will account for Non-VRDI Securities, Interest Weighted Securities, and other REMIC Regular Securities that are Contingent Payment Obligations in accordance with Code Section 1272(a)(6) and the accounting methodology described in this paragraph. Income will be accrued on such securities based on a constant yield that is derived from a projected payment schedule as of the Closing Date. The projected payment schedule will take into account the related Pricing Prepayment Assumptions and the interest payments that are expected to be made on such Securities based on the value of any relevant indices on the issue date. To the extent that actual payments differ from projected payments for a particular taxable year, appropriate adjustments to interest income and expense accruals will be made for that year. In the case of a Weighted Average Security, the projected payments schedule will be derived based on the assumption that the principal balances of the Mortgage Loans that collateralize the Security pay down pro rata.
     The method described in the foregoing paragraph for accounting for Interest Weighted Securities and Non-VRDI Securities is consistent with Code section 1272(a)(6) and the legislative history thereof. Because of the uncertainty with respect to the treatment of such Securities under the OID Regulations, however, there can be no assurance that the Service will not assert successfully that a method less favorable to Securityholders will apply. In view of the complexities and the current uncertainties as to income inclusions with respect to Non-VRDI Securities and Interest Weighted Securities, particularly with respect to the method that should be used to account for the income on such Securities, each investor should consult his or her own tax advisor to determine the appropriate amount and method of income inclusion on such Securities for federal income tax purposes.

  ANTI-ABUSE RULE
     Concerned that taxpayers might be able to structure debt instruments or transactions, or to apply the bright-line or mechanical rules of the OID Regulations, in a way that produce unreasonable tax results, the Treasury issued regulations containing an anti-abuse rule on the same date as the issuance of the OID Regulations. The regulations provide that if a principal purpose in structuring a debt instrument, engaging in a transaction, or applying the OID Regulations is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, the Service can apply or depart from the OID Regulations as necessary or appropriate to achieve a reasonable result. A result is not considered unreasonable under the regulations, however, in the absence of a substantial effect on the present value of a taxpayer's tax liability.
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  MARKET DISCOUNT
     A subsequent purchaser of a REMIC Regular Security at a discount from its outstanding principal amount (or, in the case of a REMIC Regular Security having original issue discount, its adjusted issue price) will acquire such Security with "market discount." The purchaser generally will be required to recognize the market discount (in addition to any original issue discount remaining with respect to the Security) as ordinary income. A person who purchases a REMIC Regular Security at a price lower than the remaining outstanding Deemed Principal Payments but higher than its adjusted issue price does not acquire the Security with market discount, but will be required to report original issue discount, appropriately adjusted to reflect the excess of the price paid over the adjusted issue price. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount." A REMIC Regular Security will not be considered to have market discount if the amount of such market discount is DE MINIMIS, I.E., less than the product of (i) 0.25% of the remaining principal amount of the Security (or, in the case of a REMIC Regular Security having original issue discount, the adjusted issue price of such Security), multiplied by (ii) the weighted average maturity of the Security (determined as for original issue discount) remaining after the date of purchase. Regardless of whether the subsequent purchaser of a REMIC Regular Security with more than a DE MINIMIS amount of market discount is a cash-basis or accrual-basis taxpayer, market discount generally will be taken into income as principal payments (including, in the case of a REMIC Regular Security having original issue discount, any Deemed Principal Payments) are received, in an amount equal to the lesser of (i) the amount of the principal payment received or (ii) the amount of market discount that has "accrued" (as described below), but that has not yet been included in income. The purchaser may make a special election, which generally applies to all market discount instruments held or acquired by the purchaser in the taxable year of election or thereafter, to recognize market discount currently on an uncapped accrual basis (the "Current Recognition Election"). The Service has set forth in Revenue Procedure 92-67 the manner in which a Current Recognition Election may be made. In addition, a purchaser may make an All OID Election with respect to a REMIC Regular Security purchased with market discount. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount" above.
     Until the Treasury promulgates applicable regulations, the purchaser of a REMIC Regular Security with market discount generally may elect to accrue the market discount either: (i) on the basis of a constant interest rate; (ii) in the case of a REMIC Regular Security not issued with original issue discount, in the ratio of stated interest payable in the relevant period to the total stated interest remaining to be paid from the beginning of such period; or (iii) in the case of a REMIC Regular Security issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the total remaining original issue discount at the beginning of such period. The Service indicated in Revenue Procedure 92-67 the manner in which an election may be made to accrue market discount on a REMIC Regular Security on the basis of a constant interest rate. Regardless of which computation method is elected, the Pricing Prepayment Assumptions must be used to calculate the accrual of market discount.
     A Securityholder who has acquired any REMIC Regular Security with market discount generally will be required to treat a portion of any gain on a sale or exchange of the Security as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial principal payments were received. Moreover, such Securityholder generally must defer interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Security to the extent they exceed income on the Security. Any such deferred interest expense, in general, is allowed as a deduction not later than the year in which the related market discount income is recognized. If a Regular Securityholder makes a Current Recognition Election or an All OID Election, the interest deferral rule will not apply. Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Security or an Interest Weighted Security at a discount generally would continue to accrue interest and determine adjustments on such Security based on the original projected payment schedule devised by the issuer of such Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. The holder of such a Security would be required, however, to allocate the difference between the adjusted issue price of the Security and its basis in the Security as positive adjustments to the accruals or projected payments on the Security over the remaining term of the Security in a manner that is reasonable (e.g., based on a constant yield to maturity).
     Treasury regulations implementing the market discount rules have not yet been issued, and uncertainty exists with respect to many aspects of those rules. For example, the treatment of a REMIC Regular Security subject to
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redemption at the option of the Seller that is acquired at a market discount is unclear. It appears likely, however, that the market discount rules applicable in such a case would be similar to the rules pertaining to original issue discount. Due to the substantial lack of regulatory guidance with respect to the market discount rules, it is unclear how those rules will affect any secondary market that develops for a given Class of REMIC Regular Securities. Prospective investors in REMIC Regular Securities should consult their own tax advisors as to the application of the market discount rules to those Securities.

  AMORTIZABLE PREMIUM
     A purchaser of a REMIC Regular Security who purchases the Security at a premium over the total of its Deemed Principal Payments may elect to amortize such premium under a constant yield method that reflects compounding based on the interval between payments on the Securities. The legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a REMIC Regular Security will be calculated using the Pricing Prepayment Assumptions. Under the Code, except as otherwise provided in Treasury regulations to be issued, amortized premium would be treated as an offset to interest income on a REMIC Regular Security and not as a separate deduction item. If a holder makes an election to amortize premium on a REMIC Regular Security, such election will apply to all taxable debt instruments (including all REMIC regular interests) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the Service. Purchasers who pay a premium for the REMIC Regular Securities should consult their tax advisors regarding the election to amortize premium and the method to be employed.
     Amortizable premium on a REMIC Regular Security that is subject to redemption at the option of the Trust generally must be amortized as if the optional redemption price and date were the Security's principal amount and maturity date if doing so would result in a smaller amount of premium amortization during the period ending with the optional redemption date. Thus, a Securityholder would not be able to amortize any premium on a REMIC Regular Security that is subject to optional redemption at a price equal to or greater than the Securityholder's acquisition price unless and until the redemption option expires. In cases where premium must be amortized on the basis of the price and date of an optional redemption, the Security will be treated as having matured on the redemption date for the redemption price and then having been reissued on that date for that price. Any premium remaining on the Security at the time of the deemed reissuance will be amortized on the basis of (i) the original principal amount and maturity date or (ii) the price and date of any succeeding optional redemption, under the principles described above.
     Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Security or an Interest Weighted Security at a premium generally would continue to accrue interest and determine adjustments on such Security based on the original projected payment schedule devised by the issuer of such Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. The holder of such a Security would allocate the difference between its basis in the Security and the adjusted issue price of the Security as negative adjustments to the accruals or projected payments on the Security over the remaining term of the Security in a manner that is reasonable (e.g., based on a constant yield to maturity).

CONSEQUENCES OF REALIZED LOSSES
     Under section 166 of the Code, both corporate holders of REMIC Regular Securities and noncorporate holders that acquire REMIC Regular Securities in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their REMIC Regular Securities become wholly or partially worthless as the result of one or more Realized Losses on the underlying Assets. However, a noncorporate holder that does not acquire a REMIC Regular Security in connection with its trade or business will not be entitled to deduct a loss under Code Section 166 until its REMIC Regular Security becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero), and the loss will be characterized as short-term capital loss).
     Each holder of a REMIC Regular Security will be required to accrue original issue discount income with respect to such Certificate without giving effect to any reduction in distributions attributable to a default or delinquency on the underlying Assets until a Realized Loss is allocated to such Security or until such earlier time as it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of original
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issue discount reported in any period by the holder of a REMIC Regular Security could exceed significantly the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Security eventually will recognize a loss or a reduction in income attributable to previously included original issue discount that, as a result of a Realized Loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income. Accordingly, holders of REMIC Regular Securities should consult with their own tax advisors with respect to the federal income tax consequences of Realized Losses on original issue discount.
     The Tax Administrator will adjust the accrual of original issue discount on REMIC Regular Securities in a manner that it believes to be appropriate to reflect Realized Losses. However, there can be no assurance that the Service will not contend successfully that a different method of accounting for the effect of Realized Losses is correct and that such method will not have an adverse effect upon the holders of REMIC Regular Securities.

  GAIN OR LOSS ON DISPOSITION
     If a REMIC Regular Security is sold, the Securityholder will recognize gain or loss equal to the difference between the amount realized on the sale and his adjusted basis in the Security. The adjusted basis of a REMIC Regular Security generally will equal the cost of the Security to the Securityholder, increased by any original issue discount or market discount previously includable in the Securityholder's gross income with respect to the Security, and reduced by the portion of the basis of the Security allocable to payments on the Security
(other than qualified stated interest) previously received by the Securityholder and by any amortized premium. Similarly, a Securityholder who receives a scheduled or prepaid principal payment with respect to a REMIC Regular Security will recognize gain or loss equal to the difference between the amount of the payment and the allocable portion of his adjusted basis in the Security. Except to the extent that the market discount rules apply and except as provided below, any gain or loss on the sale or other disposition of a REMIC Regular Security generally will be capital gain or loss. Such gain or loss will be long-term gain or loss if the Security is held as a capital asset for more than 12 months.
     If the holder of a REMIC Regular Security is a bank, thrift, or similar institution described in Section 582 of the Code, any gain or loss on the sale or exchange of the REMIC Regular Security will be treated as ordinary income or loss. In the case of other types of holders, gain from the disposition of a
REMIC Regular Security that otherwise would be capital gain will be treated as ordinary income to the extent that the amount actually includable in income with respect to the Security by the Securityholder during his holding period is less than the amount that would have been includable in income if the yield on that Security during the holding period had been 110% of a specified U.S. Treasury borrowing rate as of the date that the Securityholder acquired the Security. Although the legislative history to the 1986 Act indicates that the portion of the gain from disposition of a REMIC Regular Security that will be recharacterized as ordinary income is limited to the amount of original issue discount (if any) on the Security that was not previously includable in income, the applicable Code provision contains no such limitation.
     A portion of any gain from the sale of a REMIC Regular Security that might otherwise be capital gain may be treated as ordinary income to the extent that such Security is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Securities or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the Service) at the time the taxpayer entered into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income from the transaction.
     Currently, the highest marginal individual income tax bracket is 36%, and a 10% surtax is imposed on taxpayers whose taxable income for 1993 and later years exceeds $250,000 (resulting in a 39.6% marginal rate). The alternative minimum tax ("AMT") rate for individuals is 26% with respect to AMT income up to
$175,000 and 28% with respect to AMT income over $175,000. Because the highest marginal Federal tax rate on net capital gains for individuals is 28%, there is a significant marginal tax rate differential between net capital gains and ordinary income for individuals. The highest marginal corporate tax rate is 35% for corporate taxable income over $10 million, and the marginal tax rate on corporate net capital gains also is 35%.
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TAX TREATMENT OF RESIDUAL SECURITIES
  OVERVIEW
     Residual Securities will be considered residual interests in the Series REMIC to which they relate. A REMIC is an entity for federal income tax purposes consisting of a fixed pool of mortgages or other mortgage-backed assets in which investors hold multiple classes of interests. To be treated as a REMIC, the
Trust (or one or more segregated pools of Trust assets) underlying a Series must meet certain continuing qualification requirements, and a REMIC election must be in effect. See "REMIC Qualification." A Series REMIC generally will be treated as a pass-through entity for federal income tax purposes, I.E., as not subject to entity-level tax. All interests in a Series REMIC other than the Residual Securities must be regular interests, I.E., REMIC Regular Securities. As described in "Tax Treatment of Regular Securities" above, a regular interest generally is an interest whose terms are analogous to those of a debt instrument and it generally is treated as such an instrument for federal income tax purposes. REMIC Regular Securities will generate interest and original issue discount deductions for the REMIC. As a residual interest, a Residual Security represents the right to (i) stated principal and interest on such Security, if any, and (ii) the income generated by the REMIC assets in excess of the amount necessary to service the regular interests and pay the REMIC's expenses. In a manner similar to that employed in the taxation of partnerships, REMIC taxable income or loss will be determined at the REMIC level, but passed through to the Residual Securityholders. Thus, REMIC taxable income or loss will be allocated pro rata to the Residual Securityholders, and each Residual Securityholder will report his share of REMIC taxable income or loss on his own federal income tax return. Prospective investors in Residual Securities should be aware that the obligation to account for the REMIC's income or loss will continue until all of the REMIC Regular Securities have been retired, which may not occur until well beyond the date on which the last payments on Residual Securities are made. In addition, because of the way in which REMIC taxable income is calculated, a Residual Securityholder may recognize "phantom" income (I.E., income recognized for tax purposes in excess of income as determined under financial accounting or economic principles) which will be matched in later years by a corresponding tax loss or reduction in taxable income, but which could lower the yield to Residual Securityholders due to the lower present value of such loss or reduction.
     A portion of the income of Residual Securityholders in certain Series
REMICs will be treated unfavorably in three contexts: (i) it may not be offset by current or net operating loss deductions (except in the case of Thrift Institutions holding Residual Securities with significant value); (ii) it will be considered unrelated business taxable income ("UBTI") to tax-exempt entities; and (iii) it is ineligible for any statutory or treaty reduction in the 30 percent withholding tax otherwise available to a foreign Residual
Securityholder.
     The concepts presented in this overview are discussed more fully below. TAXATION OF RESIDUAL SECURITYHOLDERS
     A Residual Securityholder will recognize his share of REMIC taxable income or loss for each day during his taxable year on which he holds the Residual Security. The amount so recognized will be characterized as ordinary income or loss and generally will not be taxed separately to the REMIC. If a Residual Security is transferred during a calendar quarter, REMIC taxable income or loss for that quarter will be prorated between the transferor and the transferee on a daily basis.
     A REMIC generally determines its taxable income or loss in a manner similar to that of an individual using a calendar year and the accrual method of accounting. REMIC taxable income or loss will be characterized as ordinary income or loss and will consist of the REMIC's gross income, including interest, original issue discount, and market discount income, if any, on the REMIC's assets (including temporary cash flow investments) premium amortization on the REMIC Regular Securities, income from foreclosure property, and any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Securities, reduced by the REMIC's deductions, including deductions for interest and original issue discount expense on the REMIC Regular Securities, premium amortization and servicing fees on such assets, the administration expenses of the REMIC and the REMIC Regular Securities, any tax imposed on the REMIC's income from foreclosure property, and any bad debt deductions with respect to the Mortgage Loans. However, the REMIC may not take into account any items allocable to a "prohibited transaction." See "Certain Federal Income Tax Consequences -- REMIC Securities -- REMIC-Level Taxes." The deduction of REMIC expenses by Residual Securityholders who are individuals is subject to certain limitations as described below in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors -- Individuals and Pass-Through Entities."
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     The amount of the REMIC's net loss with respect to a calendar quarter that may be deducted by a Residual Securityholder is limited to such Securityholder's adjusted basis in the Residual Security as of the end of that quarter (or time of disposition of the Residual Security, if earlier), determined without taking into account the net loss for that quarter. A Residual Securityholder's basis in its Residual Security initially is equal to the price paid for such Security. Such basis is increased by the amount of income recognized with respect to the Residual Security and decreased (but not below zero) by the amount of distributions made and the amount of net losses recognized with respect to that Security. The amount of the REMIC's net loss allocable to a Residual Securityholder that is disallowed under the basis limitation may be carried forward indefinitely, but may be used only to offset income with respect to the related Residual Security. The ability of Residual Securityholders to deduct net losses with respect to a Residual Security may be subject to additional limitations under the Code, as to which Securityholders should consult their tax advisors. A distribution with respect to a Residual Security is treated as a non-taxable return of capital up to the amount of the Residual Securityholder's adjusted basis in his Residual Security. If a distribution exceeds the adjusted basis of the Residual Security, the excess is treated as gain from the sale of such Residual Security.
     Although the law is unclear in certain respects, a Residual Securityholder effectively should be able to recover some or all of the basis in his Residual Security as the REMIC recovers the basis of its assets through either the amortization of premium on such assets or the allocation of basis to principal payments received on such assets. The REMIC's initial aggregate basis in its assets will equal the sum of the issue prices of all Residual Securities and REMIC Regular Securities. In general, the issue price of a REMIC Regular
Security of a particular Class is the initial price at which a substantial amount of the Securities of such Class is sold to the public. In the case of a REMIC Regular Security of a Class not offered to the public, the issue price is either the price paid by the first purchaser of such Security or the fair market value of the property received in exchange for such Security, as appropriate.
The REMIC's aggregate basis will be allocated among its assets in proportion to their respective fair market values.
     The assets of certain Series REMICs may have bases that exceed their principal amounts. Except as indicated in "Certain Federal Income Tax Consequences -- REMIC Securities -- Treatment by the REMIC of Original Issue Discount, Market Discount, and Amortizable Premium," the premium on such assets will be amortizable under the constant yield method and the same prepayment assumptions used in pricing the Securities. The amortized premium will reduce the REMIC's taxable income or increase its tax loss for each year which will offset a corresponding amount of the stated interest or other residual cash flow, if any, allocable to the Residual Securityholders. It should be noted, however, that the law concerning the amortization of premium on mortgage loans and Mortgage Certificates is unclear in certain respects. If the Service were to contend successfully that part or all of the premium on the REMIC's assets underlying certain Series REMICs is not amortizable, the Residual
Securityholders would recover the basis attributable to the unamortizable premium only as principal payments are received on such assets or upon the disposition or worthlessness of their Residual Securities. The inability to amortize part or all of the premium could give rise to timing differences between the REMIC's income and deductions, creating phantom income. Because phantom income arises from timing differences, it will be matched by a corresponding loss or reduction in taxable income in later years, during which economic or financial income will exceed REMIC taxable income. Any acceleration of taxable income, however, could lower the yield to a Residual Securityholder, since the present value of the tax paid on that income will exceed the present value of the corresponding tax reduction in the later years. The amount and timing of any phantom income are dependent upon (i) the structure of the particular Series REMIC and (ii) the rate of prepayment on the mortgage loans comprising or underlying the REMIC's assets and, therefore, cannot be predicted without reference to a particular Series REMIC.
     The assets of certain Series REMICs may have bases that are less than their principal amounts. In such a case, a Residual Securityholder will recover the basis in his Residual Security as the REMIC recovers the portion of its basis in the assets that is attributable to the residual interest. The REMIC's basis in the assets is recovered as it is allocated to principal payments received by the REMIC.
     A portion of the REMIC's taxable income may be subject to special treatment. That portion ("excess inclusion income") generally is any taxable income beyond that which the Residual Securityholder would have recognized had the Residual Security been a conventional debt instrument bearing interest at
120 percent of the applicable long-term federal rate (based on quarterly compounding) as of the date on which the Residual Security was issued. Excess inclusion income generally is intended to approximate phantom income and may result in unfavorable tax
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consequences for certain investors. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Taxation of Residual Securityholders Limitations on Offset or Exemption of REMIC Income" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors."
  LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME
     Generally, a Residual Securityholder's taxable income for any taxable year may not be less than such Securityholder's excess inclusion income for that taxable year. Excess inclusion income is equal to the excess of REMIC taxable income for the quarterly period for the Residual Securities over the product of
(i) 120% of the long-term applicable federal rate that would have applied to the Residual Securities if they were debt instruments for federal income tax purposes on the date of their issuance and (ii) the adjusted issue price of such Residual Securities at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Security at the beginning of a quarter is the issue price of the Residual Security, increased by the amount of the daily accruals of REMIC income for all prior quarters, decreased by any distributions made with respect to such Residual Security prior to the beginning of such quarterly period. If the Residual Securityholder is an organization subject to the tax on UBTI imposed by Code Section 511, the Residual Securityholder's excess inclusion income will be treated as UBTI. In addition, under Treasury regulations yet to be issued, if a REIT or a RIC owns a Residual Security that generates excess inclusion income, a pro rata portion of the dividends paid by the REIT or the RIC generally will constitute excess inclusion income for its shareholders. Finally, Residual Securityholders that are foreign persons will not be entitled to any exemption from the 30% withholding tax or a reduced treaty rate with respect to their excess inclusion income from the REMIC. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities -- Residual Securities" below.
  NON-RECOGNITION OF CERTAIN TRANSFERS FOR FEDERAL INCOME TAX PURPOSES
     In addition to the limitations specified above, the REMIC Regulations provide that the transfer of a "noneconomic residual interest" to a United
States person will be disregarded for tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Security will constitute a noneconomic residual interest unless, at the time the interest is transferred, (i) the present value of the expected future distributions with respect to the Residual Security equals or exceeds the product of the present value of the anticipated excess inclusion income and the highest corporate tax rate for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC in amounts sufficient to satisfy the taxes on excess inclusion income as they accrue. If a transfer of a residual interest is disregarded, the transferor would continue to be treated as the owner of the Residual Security and thus would continue to be subject to tax on its allocable portion of the net income of the related REMIC. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC, (I.E., the transferor has "improper knowledge"). Under the REMIC Regulations, a transferor is presumed not to have such improper knowledge if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they come due and (ii) the transferee represents to the transferor that it understands that, as the holder of a noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay the taxes associated with holding the residual interest as they become due. A similar limitation exists with respect to transfers of certain residual interests to foreign investors. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC
Securities -- Residual Securities" herein.
  OWNERSHIP OF RESIDUAL INTERESTS BY DISQUALIFIED ORGANIZATIONS
     The Code contains three sanctions that are designed to prevent or discourage the direct or indirect ownership of a REMIC residual interest (such as a Residual Security) by the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, any tax-exempt organization (other than a farmers' cooperative described in section 521 of the Code) that is not subject to the tax on UBTI, or any rural electrical or telephone cooperative (each a "Disqualified Organization"). A corporation is not treated as an instrumentality of the United States or any state or political subdivision thereof if
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all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such governmental unit.
     First, the REMIC status of any REMIC created after March 31, 1988 is dependent upon the presence of reasonable arrangements designed to prevent a Disqualified Organization from acquiring record ownership of a residual interest. Residual interests in Series REMICs (including Residual Securities)
are not offered for sale to Disqualified Organizations. Furthermore, (i)
residual interests in Series REMICs will be registered as to both principal and any stated interest with the Trustee (or its agent) and transfer of a residual interest may be effected only (A) by surrender of the old residual interest instrument and reissuance by the Trustee of a new residual interest instrument to the new holder or (B) through a book entry system maintained by the Trustee,
(ii) the applicable Trust Agreement will prohibit the ownership of residual interests by Disqualified Organizations, and (iii) each residual interest instrument will contain a legend providing notice of that prohibition. Consequently, each Series REMIC should be considered to have made reasonable arrangements designed to prevent the ownership of residual interests by Disqualified Organizations.
     Second, the Code imposes a one-time tax on the transferor of a residual interest (including a Residual Security or an interest therein) to a
Disqualified Organization. The one-time tax equals the product of (i) the present value of the total anticipated excess inclusions with respect to the transferred residual interest for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. Under the REMIC Regulations, the anticipated excess inclusions with respect to a transferred residual interest must be based on (i) both actual prior prepayment experience and the prepayment assumptions used in pricing the related REMIC's interests and (ii) any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. The present value of anticipated excess inclusions is determined using a discount rate equal to the applicable federal rate that would apply to a debt instrument that was issued on the date the Disqualified Organization acquired the residual interest and whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the residual interest. Where a transferee is acting as an agent for a Disqualified Organization, the transferee is subject to the one-time tax. Upon the request of such transferee or the transferor, the REMIC must furnish to the requesting party and to the Service information sufficient to permit the computation of the present value of the anticipated excess inclusions. For that purpose, the term "agent" includes a broker, nominee, or other middleman. The transferor of a residual interest (including a Residual Security or interest therein) will not be liable for the one-time tax if the transferee furnishes to the transferor an affidavit that states, under penalties of perjury, that the transferee is not a Disqualified Organization, and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The one-time tax must be paid by the later of March 24, 1993 and April 15th of the year following the calendar year in which the residual interest is transferred to a Disqualified Organization. The one-time tax may be waived by the Secretary of the Treasury if, upon discovery that a transfer is subject to the one-time tax, the Disqualified Organization promptly disposes of the residual interest and the transferor pays such amounts as the Secretary may require.
     Third, the Code imposes an annual tax on any pass-through entity (I.E.,
RIC, REIT, common trust fund, partnership, trust, estate or cooperative described in Code section 1381) that owns a direct or indirect interest in a residual interest (including a Residual Security), if record ownership of an interest in the pass-through entity is held by one or more Disqualified Organizations. The tax imposed equals the highest corporate rate multiplied by the share of any excess inclusion income of the pass-through entity for the taxable year that is allocable to the interests in the pass-through entity held by Disqualified Organizations. The same tax applies to a nominee who acquires an interest in a residual interest (including a Residual Security) on behalf of a Disqualified Organization. For example, a broker that holds an interest in a Residual Security in "street name" for a Disqualified Organization is subject to the tax. The tax due must be paid by the later of March 24, 1993 and the fifteenth day of the fourth month following the close of the taxable year of the pass-thru entity in which the Disqualified Organization is a record holder. Any such tax imposed on a pass-through entity would be deductible against that entity's ordinary income in determining the amount of its required distributions. In addition, dividends paid by a RIC or a REIT are not considered preferential dividends within the meaning of Section 562(c) of the Code solely because the RIC or REIT allocates such tax expense only to the shares held by Disqualified Organizations. A pass-through entity will not be liable for the annual tax if the record holder of the interest in the pass-through entity furnishes to the pass-through entity an affidavit that states, under penalties of perjury, that the record holder is not a Disqualified Organization, and the pass-through entity does not have actual knowledge that such affidavit is false.
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     The Code and the REMIC Regulations also require that reasonable arrangements be made with respect to each REMIC to enable the REMIC to provide the Treasury and the transferor with information necessary for the application of the one-time tax described above. Consequently, the applicable Trust
Agreement will provide for an affiliate to perform such information services as may be required for the application of the one-time tax. If a Residual Securityholder transfers an interest in a Residual Security in violation of the relevant transfer restrictions and triggers the information requirement, the affiliate may charge such Residual Securityholder a reasonable fee for providing the information.
SPECIAL CONSIDERATIONS FOR CERTAIN TYPES OF INVESTORS
     DEALERS IN SECURITIES. Residual Securityholders that are dealers in securities should be aware that under Treasury regulations (the "Mark-to-Market Regulations") relating to the requirement under section 475 of the Code that dealers in securities use mark-to-market accounting for federal income tax purposes, dealers in securities are not permitted to mark to market any REMIC residual interests acquired on or after January 4, 1995. Prospective purchasers of Residual Securities should consult with their tax advisors regarding the possible application of the Mark-to-Market Regulations.
     TAX-EXEMPT ENTITIES. Any excess inclusion income with respect to a Residual Security held by a tax-exempt entity, including a qualified profit-sharing, pension, or other employee benefit plan, will be treated as UBTI. Although the legislative history and statutory provisions imply otherwise, the Treasury conceivably could take the position that, under pre-existing Code provisions, substantially all income on a Residual Security (including non-excess inclusion income) is to be treated as UBTI. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Taxation of Residual Securityholders."
     INDIVIDUALS AND PASS-THROUGH ENTITIES. A Residual Securityholder who is an individual, trust, or estate will be able to deduct its allocable share of the fees or expenses relating to servicing the assets assigned to a Trust or administering the Series REMIC under Section 212 of the Code only to the extent that the amount of such fees or expenses, when combined with the
Securityholder's other miscellaneous itemized deductions for the taxable year, exceeds 2% of the holder's adjusted gross income. That same limitation will apply to individuals, trusts, or estates that hold Residual Securities indirectly through a grantor trust, a partnership, an S corporation, a common trust fund, a REMIC, or a nonpublicly offered RIC. A nonpublicly offered RIC is a RIC other than one whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or
(iii) held by no fewer than 500 persons at all times during the taxable year. In addition, that limitation will apply to individuals, trusts, or estates that hold Residual Securities through any other person (i) that is not generally subject to federal income tax and (ii) the character of whose income may affect the character of the income generated by that person for its owners or beneficiaries. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code
Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. In some cases, the amount of additional income that would be recognized as a result of the foregoing limitations by a Residual Securityholder who is an individual, trust, or estate could be substantial. Non-corporate holders of REMIC Residual Securities also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to a REMIC, are not deductible for purposes of the AMT. Finally, persons holding an interest in a Residual Security indirectly through an interest in a RIC, common trust fund or one of certain corporations doing business as a cooperative generally will recognize a share of any excess inclusion allocable to that Residual Security.
     EMPLOYEE BENEFIT PLANS. See "Certain Federal Income Tax
Consequences -- Residual Securities -- Special Considerations for Certain Types of Investors -- Tax-exempt entities" and "ERISA Considerations."
     REITS AND RICS. If the Residual Securityholder is a REIT and the REMIC generates excess inclusion income, a portion of REIT dividends will be treated as excess inclusion income for the REIT's shareholders, in a manner to be provided by regulations. Thus, shareholders in a REIT that invests in Residual Securities could face unfavorable treatment of a portion of their REIT dividend income for purposes of (i) using current deductions or NOL carryovers or carrybacks, (ii) UBTI in the case of tax-exempt shareholders, and (iii) withholding tax in the case of foreign shareholders (see "Certain Federal Income Tax Consequences -- Residual Securities -- Special Considerations
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for Certain Types of Investors -- Foreign Residual Securityholders" below).
Moreover, because Residual Securityholders may recognize phantom income (see "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders"), a REIT contemplating an investment in Residual Securities should consider carefully the effect of any phantom income upon its ability to meet its income distribution requirements under the Code. The same rules regarding excess inclusion will apply to a Residual Securityholder that is a RIC, common trust fund, or one of certain corporations doing business as a cooperative.
     A Residual Security held by a REIT will be treated as a real estate asset for purposes of the REIT qualification requirements in the same proportion that the REMIC's assets would be treated as real estate assets if held directly by the REIT, and interest income derived from such Residual Security will be treated as qualifying interest income for REIT purposes ("Qualifying REIT Interest") to the same extent. If 95% or more of a REMIC's assets qualify as real estate assets for REIT purposes, 100% of that REMIC's regular and residual interests (including Residual Securities) will be treated as real estate assets for REIT purposes, and all of the income derived from such interests will be treated as Qualifying REIT Interest. The REMIC Regulations provide that payments of principal and interest on Mortgage Loans that are reinvested pending distribution to the holders of the REMIC Securities constitute real estate assets for REIT purposes. Two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes real estate assets. It is expected that at least 95 percent of the assets of a Series REMIC will be real estate assets throughout the REMIC's life. The amount treated as a real estate asset in the case of a Residual Security apparently is limited to the REIT's adjusted basis in the Security. REITs should be aware that 100% of the interest income derived by a REIT from a residual interest in such REMIC may not be treated as Qualifying
REIT Interest if the REMIC holds Mortgage Loans that provide for interest that is contingent on mortgagor profits or property appreciation.
     Significant uncertainty exists with respect to the treatment of a Residual Security for purposes of the various asset composition requirements applicable to RICs. A Residual Security should be treated as a "security," but probably will not be considered a "government security" for purposes of section 851(b)(4) of the Code. Moreover, it is unclear whether a Residual Security will be treated as a "voting security" under that Code section. Finally, because the REMIC will be treated as the "issuer" of the Residual Security for purposes of that section, a RIC would be unable to invest more than 25% of the value of its total assets in Residual Securities.
     PARTNERSHIPS. Partners in a partnership that acquires a Residual Security generally must take into account their allocable share of any income, including excess inclusion income, that is produced by the Residual Security. The partnership itself is not subject to tax on income from the Residual Security other than excess inclusion income that is allocable to partnership interests owned by Disqualified Organizations.
     FOREIGN RESIDUAL SECURITYHOLDERS. Certain adverse tax consequences may be associated with the holding of certain Residual Securities by a foreign person or with the transfer of such Securities to or from a foreign person. See
"Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities -- Residual Securities" herein.
     THRIFT INSTITUTIONS, BANKS, AND CERTAIN OTHER FINANCIAL INSTITUTIONS. Residual Securities will be treated as qualifying real property loans and loans secured by interests in real property for Thrift Institutions in the same proportion that the assets of the REMIC would be so treated. However, if 95% or more of the assets of a given Series REMIC are qualifying assets for Thrift Institutions, 100% of that REMIC's regular and residual interests (including Residual Securities) would be treated as qualifying assets. In addition, the REMIC Regulations provide that payments of principal and interest on Mortgage Loans that are reinvested pending their distribution to the holders of the REMIC Securities will be treated as qualifying real property loans for Thrift Institutions. Moreover, two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes qualifying assets for Thrift Institution purposes.
It is expected that at least 95% of the assets of any Series REMIC will be qualifying assets for Thrift Institutions throughout the REMIC's life. The amount of a Residual Security treated as a qualifying asset for Thrift Institutions, however, cannot exceed the holder's adjusted basis in that
Residual Security.
     Generally, gain or loss arising from the sale or exchange of Residual Securities held by certain financial institutions will give rise to ordinary income or loss, regardless of the length of the holding period for the Residual Securities. Those financial institutions include banks, mutual savings banks, cooperative banks, domestic building and loan institutions, savings and loan institutions, and similar institutions.
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  DISPOSITION OF RESIDUAL SECURITIES
     A Residual Securityholder will recognize gain or loss on the disposition of his Residual Security equal to the difference between the amount of proceeds (or the fair market value of any property) received and his adjusted basis in the Residual Security. If the holder has held the Residual Security for more than 12 months, such gain or loss generally will be characterized as long-term capital gain or loss. In the case of banks, thrifts, and certain other financial institutions, however, gain or loss on the disposition of a Residual Security will be treated as ordinary gain or loss, regardless of the length of the holding period. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Special Considerations for Certain Types of Investors."
     A special version of the wash sale rules will apply to dispositions of Residual Securities. Under that version, losses on dispositions of Residual Securities generally will be disallowed where, within six months before or after the disposition, the seller of such Securities acquires any residual interest in a REMIC or any interest in a taxable mortgage pool. Regulations providing for appropriate exceptions to the application of the wash sale rules have been authorized, but have not yet been promulgated.
LIQUIDATION OF THE REMIC
     A REMIC may liquidate without the imposition of entity-level tax only in a qualified liquidation. A liquidation is considered qualified if the REMIC (i) adopts a plan of complete liquidation, (ii) sells all of its non-cash assets within 90 days of the date on which it adopts the plan, and (iii) distributes in liquidation all sale proceeds plus its cash (other than amounts retained to meet claims against it) to Securityholders within the 90-day period. Under the REMIC Regulations, a plan of liquidation need not be in any special form. Furthermore, if a REMIC specifies the first day in the 90-day liquidation period in a statement attached to its final tax return, the REMIC will be considered to have adopted a plan of liquidation on that date.
TREATMENT BY THE REMIC OF ORIGINAL ISSUE DISCOUNT, MARKET DISCOUNT, AND AMORTIZABLE PREMIUM
     ORIGINAL ISSUE DISCOUNT. Generally, the REMIC's deductions for original issue discount expense on its REMIC Regular Securities will be determined in the same manner as for determining the original issue discount income of the holders of such Securities, as described in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Original Issue Discount" above, without regard to the DE MINIMIS rule described therein.
     MARKET DISCOUNT. In general, the REMIC will have market discount income with respect to its qualified mortgages if the basis of the REMIC in such mortgages is less than the adjusted issue prices of such mortgages. The REMIC's aggregate initial basis in its qualified mortgages (and any other assets transferred to the REMIC on the startup day) equals the aggregate of the issue prices of the regular and residual interests in the REMIC. That basis is allocated among the REMIC's qualified mortgages based on their relative fair market values. Any market discount that accrues on the REMIC's qualified mortgages will be recognized currently as an item of REMIC ordinary income. The amount of market discount income to be recognized in any period is determined in a manner generally similar to that used in the determination of original issue discount, as if the qualified mortgages had been issued (i) on the date they were acquired by the REMIC and (ii) for a price equal to the REMIC's initial basis in the qualified mortgages. The Pricing Prepayment Assumptions are used to compute the yield to maturity of the REMIC's qualified mortgages.
     PREMIUM. Generally, if the basis of the REMIC in its qualified mortgages exceeds the unpaid principal balances of those mortgages the REMIC will be considered to have acquired such mortgages at a premium equal to the amount of such excess. As stated above, the REMIC's initial basis in its qualified mortgages equals the aggregate of the issue prices of the regular and residual interests in the REMIC. As described above under "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium," a REMIC that holds a qualified mortgage as a capital asset generally may elect under Code Section 171 to amortize premium on such mortgage under a constant interest method, to the extent such mortgages were originated, or treated as originated, after September 27, 1985. The legislative history to the 1986 Act indicates that, while the deduction for amortization of premium will not be subject to the limitations on miscellaneous itemized deductions of individuals, it will be treated as interest expense for purposes of other provisions in the 1986 Act limiting the deductibility of interest for non-corporate taxpayers. Because substantially all of the mortgagors on the mortgage loans that comprise or underlie the qualified mortgages are expected to be individuals, Section 171 will not be available for the amortization of premium on such mortgage loans to the extent they were originated on or prior to September 27, 1985. Such
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premium may be amortizable under more general provisions and principles of federal income tax law in accordance with a reasonable method regularly employed by the holder of such mortgage loans. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal. REMIC-LEVEL TAXES
     Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of the REMIC's income or loss that is includable in the federal income tax returns of Residual
Securityholders, but rather will be taxed directly to the REMIC at a 100% rate. In addition, net income from one prohibited transaction may not be offset by losses from other prohibited transactions. Prohibited transactions generally include: (i) the disposition of qualified mortgages other than pursuant to (a) the repurchase of a defective mortgage, (b) the substitution for a defective mortgage within two years of the closing date, (c) a substitution for any qualified mortgage within three months of the closing date, (d) the foreclosure, default, or imminent default of a qualified mortgage, (e) the bankruptcy or insolvency of the REMIC, (f) the sale of a convertible mortgage loan upon its conversion for an amount equal to the mortgage loan's current principal balance plus accrued but unpaid interest (and provided that certain other requirements are met) or (g) a qualified liquidation of the REMIC; (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC is permitted to hold; (iii) the receipt of compensation for services by the REMIC; and (iv) the receipt of gain from disposition of cash-flow investments other than pursuant to a qualified liquidation of the REMIC. A disposition of a qualified mortgage or cash flow investment will not give rise to a prohibited transaction, however, if the disposition was (i) required to prevent default on a regular interest resulting from a default on one or more of the REMIC's qualified mortgages or (ii) made to facilitate a clean-up call. The REMIC Regulations define a clean-up call as the redemption of a class of regular interests when, by reason of prior payments with respect to those interests, the administrative costs associated with servicing the class outweigh the benefits of maintaining the class. Under those regulations, the redemption of a class of regular interests with an outstanding principal balance of no more than 10% of the original principal balance qualifies as a clean-up call. The REMIC Regulations also provide that the modification of a mortgage loan generally will not be treated as a disposition of that loan if it is occasioned by a default or a reasonably foreseeable default, an assumption of the mortgage loan, the waiver of a due-on-sale or encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.
     In addition, a REMIC generally will be taxed at a 100% rate on any contribution to the REMIC after the closing date unless such contribution is a cash contribution that (i) takes place within the three-month period beginning on the closing date, (ii) is made to facilitate a clean-up call (as described in the preceding paragraph) or a qualified liquidation (as defined in "Certain Federal Income Tax Consequences -- REMIC Securities -- Liquidation of the REMIC" above), (iii) is a payment in the nature of a guarantee, (iv) constitutes a contribution by the holder of the Residual Securities in the REMIC to a qualified reserve fund, or (v) is otherwise permitted by Treasury regulations yet to be issued. The structure and operation of Series REMICs generally will be designed to avoid the imposition of both the 100% tax on contributions and the 100% tax on prohibited transactions.
     To the extent that a REMIC derives certain types of income from foreclosure property (generally, income relating to dealer activities of the REMIC), it will be taxed on such income at the highest corporate income tax rate. It is not anticipated that any Series REMIC will receive significant amounts of such income, although the relevant law is unclear.
     The organizational documents governing the REMIC Regular and Residual Securities will be designed to prevent the imposition of the foregoing taxes on the related Series REMIC in any material amounts. If any of the foregoing taxes is imposed on a Series REMIC, the Trustee will seek to place the burden thereof on the person whose action or inaction gave rise to such taxes. To the extent that the Trustee is unsuccessful in doing so, the burden of such taxes will be borne by any outstanding subordinated Class of Securities before it is borne by a more senior Class of Securities.
REMIC QUALIFICATION
     The Trust underlying a Series (or one or more designated pools of assets held by the Trust) will qualify under the Code as a REMIC in which the REMIC Regular Securities and Residual Securities will constitute the "regular interests" and "residual interests," respectively, if a REMIC election is in effect and certain tests concerning (i) the
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composition of the REMIC's assets and (ii) the nature of the Securityholders'
interests in the REMIC are met on a continuing basis.
  ASSET COMPOSITION
     In order for a Trust (or one or more designated pools of assets held by a Trust) to be eligible for REMIC status, substantially all of the assets of the Trust (or the designated pool) must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the closing date and at all times thereafter (the "Asset Qualification Test"). A REMIC will be deemed to satisfy the Asset Qualification Test if no more than a
DE MINIMIS amount of its assets (I.E., assets with an aggregate adjusted basis that is less than 1 percent of the aggregate adjusted basis of all the REMIC's assets) are assets other than qualified mortgages and permitted investments. A qualified mortgage is any obligation that is principally secured by an interest in real property, including a regular interest in another REMIC, that is either transferred to the REMIC on the closing date or purchased by the REMIC pursuant to a fixed price contract within a three-month period thereafter. A qualified mortgage also includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC on the closing date and that is received either in exchange for a defective mortgage within a two-year period beginning on the closing date or in exchange for any qualified mortgage within a three-month period beginning on that date. The Mortgage Assets of each Series REMIC will be treated as qualified mortgages.
     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. Cash flow investments are investments of amounts received with respect to qualified mortgages for a temporary period (not to exceed thirteen months) before distribution to holders of regular or residual interests in the REMIC. Qualified reserve assets are intangible investment assets (other than REMIC residual interests) that are part of a reasonably required reserve (a "Qualified Reserve Fund") maintained by the REMIC to provide for full payment of expenses of the REMIC or amounts due on the regular interests in the event of defaults or delinquencies on qualified mortgages, lower than expected returns on cash-flow investments, or interest shortfalls on qualified mortgages caused by prepayments of those mortgages. A Qualified
Reserve Fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale of property held for less than three months, unless such sale was required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. To the extent that the amount in a Qualified Reserve Fund exceeds a reasonably required amount, it must be reduced "promptly and appropriately". Foreclosure property generally is property acquired by the REMIC in connection with the default or imminent default of a qualified mortgage. Property so acquired by the REMIC, however, will not be qualifying foreclosure property if the foreclosure was anticipated at the time that the related qualified mortgage was transferred to the REMIC. Furthermore, foreclosure property may not be held for more than two years, unless it is established to the satisfaction of the Secretary of the Treasury that an extension of the two-year period is necessary for the orderly liquidation of the foreclosure property. The Secretary of the Treasury may grant one or more extensions, but any such extension shall not extend the grace period beyond the date which is six years after the date such foreclosure property is acquired.
  INVESTORS' INTERESTS
     In addition to the foregoing asset qualification requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be issued on the closing date (or within a specified 10-day period) and belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions are made pro rata. In the case of Series that include Residual Securities, the residual interest will be represented by the Residual
Securities.
     If the interest payable on any REMIC regular interest is disproportionately high relative to the specified principal amount of the interest, that interest may be treated, in whole or in part, as a second residual interest, which could result in the disqualification of the REMIC. Under the REMIC Regulations, interest payments (or similar amounts) are considered disproportionately high if the issue price of the REMIC regular interest exceeds 125% of the specified principal amount of the regular interest. Under the REMIC Regulations, however, interest payable at a disproportionately high rate will not cause a REMIC
Regular Security to be recharacterized as a residual interest if interest payments on the Security consist of a specified portion of the interest payments on qualified mortgages and such portion does not vary during the period that the Security is outstanding. None of the REMIC Regular
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Securities, will have an issue price that exceeds 125% of their respective specified principal amounts unless interest payments on those Securities consist of a specified nonvarying portion of the interest payments on one or more of the REMIC's qualified mortgages.
     A REMIC interest qualifies as a regular interest if (i) it is issued on the startup day with fixed terms, (ii) it is designated as a regular interest, (iii) it entitles its holder to a specified principal amount, and (iv) if it pays interest, such interest either (a) constitutes a specified nonvarying portion of the interest on one or more of the REMIC's qualified mortgages, (b) is payable at a fixed rate with respect to the principal amount of the regular interest, or
(c) to the extent permitted under the REMIC Regulations, is payable at a variable rate with respect to such principal amount. Pursuant to the REMIC Regulations, the following rates are permissible variable rates for REMIC regular interests: (i) a qualified floating rate set at a current value as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount -- Variable Rate Securities" herein, without regard to the rules in the OID Regulations limiting the use of Caps, Floors, and Governors with respect to such a rate, (ii) a rate equal to the highest, lowest, or average of two or more qualified floating rates (E.G., a rate based on the average cost of funds of one or more financial institutions), or (iii) a rate equal to the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC PROVIDED, HOWEVER, that the qualified mortgages taken into account in determining the weighted average rate bear interest at a fixed rate or a rate that would be a permissible variable rate for a REMIC regular interest as described in this sentence. Under the REMIC Regulations, the presence of a ceiling or floor on the interest payable on a variable rate interest will not prevent such interest from qualifying as a regular interest. In addition, a qualifying variable rate may be expressed as a multiple of, or a constant number of basis points more or less than, one of the permissible types of variable rates described above. Finally, a limitation on the amount of interest to be paid on a variable rate regular interest based on the total amount available for distribution is permissible, provided that it is not designed to avoid the restrictions on qualifying variable rates. The REMIC Regulations also provide that the specified principal amount of a REMIC regular interest may be zero if the interest associated with such regular interest constitutes a specified nonvarying portion of the interest on one or more of the REMIC's qualified mortgages.
     The Code requires that certain arrangements be made with respect to all REMICs. Those arrangements, which are intended to prevent acquisitions of REMIC residual interests (including REMIC Residual Securities) by certain organizations that are not subject to federal income tax, are described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interests by Disqualified Organizations." Series REMICs will be structured to provide for such arrangements.
  CONSEQUENCES OF DISQUALIFICATION
     If a Series REMIC fails to comply with one or more of the Code's ongoing requirements for REMIC status during any taxable year, the Code provides that its REMIC status may be lost for that year and thereafter. If REMIC status is lost, the treatment of the former REMIC and the interests therein for federal income tax purposes is uncertain. The former REMIC might be entitled to treatment as a grantor trust under Subpart E, Part 1 of Subchapter J of the
Code, in which case no entity-level tax would be imposed on the former REMIC. Alternatively, the REMIC Regular Securities may continue to be treated as debt instruments for federal income tax purposes, but the arrangement could be treated as a Taxable Mortgage Pool, as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxable Mortgage Pools" below. If a Series REMIC were treated as a Taxable Mortgage Pool, any residual income of the REMIC (I.E., interest and discount income from the Mortgage Loans less interest and original issue discount expense allocable to the REMIC Regular Securities and any administrative expenses of the REMIC) would be subject to corporate income tax at the Taxable Mortgage Pool level. On the other hand, the arrangement could be treated under Treasury regulations as a separate association taxable as a corporation and the REMIC Regular Securities would be treated as stock interests therein, rather than debt instruments. In that case, none of the payments made with respect to the REMIC Regular Securities would be deductible by the former REMIC. In the latter two cases, the Residual Securities also would be treated as stock interests in such Taxable Mortgage Pool or association, respectively. The Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for REMIC status occurs inadvertently and in good faith. Such regulations have not yet been issued. The conference report accompanying the 1986 Act indicates that disqualification relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied.
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  TAXABLE MORTGAGE POOLS
     Corporate income tax can be imposed on the net income of certain entities issuing non-REMIC debt obligations secured by real estate mortgages ("Taxable Mortgage Pools"). Any entity other than a REMIC or a REIT will be considered to be a Taxable Mortgage Pool if (i) substantially all of the assets of the entity consist of debt obligations and more than 50% of such obligations consist of real estate mortgages, (ii) such entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the debt obligations on which the entity is the obligor, payments on such obligations bear a relationship to payment on the obligations held by the entity. Furthermore, a group of assets held by an entity can be treated as a separate Taxable Mortgage Pool if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligations. The Seller generally will structure offerings of non-REMIC Bonds to avoid the application of the Taxable Mortgage Pool rules.
TAXATION OF CERTAIN FOREIGN HOLDERS OF REMIC SECURITIES
  REMIC REGULAR SECURITIES
     Interest, including original issue discount, paid on a REMIC Regular Security to a nonresident alien individual, foreign corporation, or other non-United States person ("Foreign Person") generally will be treated as "portfolio interest" and, therefore, will not be subject to any United States withholding tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the Securityholder, and (ii)
the Trustee (or other person who would otherwise be required to withhold tax) is provided with appropriate certification that the beneficial owner of the
Security is a Foreign Person ("Foreign Person Certification"). If Foreign Person Certification is not provided, interest (including original issue discount) paid on such a Security may be subject to either a 30 percent withholding tax or 31 percent backup withholding. See "Certain Federal Income Tax Consequences --
REMIC Securities -- Backup Withholding."
  RESIDUAL SECURITIES
     Amounts paid to Residual Securityholders who are Foreign Persons are treated as interest for purposes of the 30 percent (or lower treaty rate) United States withholding tax. Under temporary Treasury Regulations, non-excess inclusion income received by Residual Securityholders who are Foreign Persons generally qualifies as "portfolio interest" exempt from the 30 percent withholding tax only to the extent that (i) the assets of the Trust REMIC are Mortgage Certificates that are issued in registered form and (ii) the Mortgage Loans underlying the Mortgage Certificates were originated after July 18, 1984. Because Mortgage Loans are not issued in registered form, amounts received by Residual Securityholders who are Foreign Persons will not be exempt from the 30 percent withholding tax to the extent such amounts relate to Mortgage Loans held directly (rather than indirectly through Mortgage Certificates) by the related REMIC. If the portfolio interest exemption is unavailable, such amounts generally will be subject to United States withholding tax when paid or otherwise distributed (or when the Residual Security is disposed of) under rules similar to those for withholding on debt instruments that have original issue discount. However, the Code grants the Treasury authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (I.E., where the Residual Securities, as a Class, do not have significant value). Further, a Residual Securityholder will not be entitled to any exemption from the 30 percent withholding tax or a reduced treaty rate on excess inclusion income.
     Under the REMIC Regulations, a transfer of a Residual Security that has
"tax avoidance potential" will be disregarded for federal income tax purposes if the transferee is a Foreign Person. A Residual Security is deemed to have tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each accrual of excess inclusion, the REMIC will distribute to the transferee an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed no later than the close of the calendar year following the calendar year of accrual (the "30% Test"). A transferor of a Residual Security to a Foreign Person will be presumed to have had a reasonable expectation that the Residual Security satisfies the
30% Test if that test would be satisfied for all Mortgage Loan prepayment rates between 50% and 200% of the Pricing Prepayment Assumption. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount," above. If a Foreign Person transfers a Residual Security to a United States person and the transfer, if respected, would permit avoidance of withholding tax on accrued excess inclusion income, the transfer will be disregarded for federal income tax purposes and distributions with respect to the Residual Security will continue to be subject to 30% withholding as though the Foreign Person still owned the Residual Security. Investors who are Foreign Persons
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should consult their own tax advisors regarding the specific tax consequences to them of owning and disposing of a Residual Security.
BACKUP WITHHOLDING
     Under federal income tax law, a Securityholder may be subject to "backup withholding" under certain circumstances. Backup withholding may apply to a Securityholder who is a United States person if the Securityholder, among other things, (i) fails to furnish his social security number or other taxpayer identification number ("TIN") to the Trustee, (ii) furnishes the Trustee an incorrect TIN, (iii) fails to report properly interest and dividends, or (iv) under certain circumstances, fails to provide the Trustee or the
Securityholder's securities broker with a certified statement, signed under penalties of perjury, that the TIN provided to the Trustee is correct and that the Securityholder is not subject to backup withholding. Backup withholding may apply, under certain circumstances, to a Securityholder who is a foreign person if the Securityholder fails to provide the Trustee or the Securityholder's securities broker with a Foreign Person Certification. Backup withholding applies to "reportable payments," which include interest payments and principal payments to the extent of accrued original issue discount, as well as distributions of proceeds from the sale of REMIC Regular Securities or REMIC Residual Securities. The backup withholding rate is 31% for payments made on or after January 1, 1993. Backup withholding, however, does not apply to payments on a Security made to certain exempt recipients, such as tax-exempt organizations, and to certain Foreign Persons. Securityholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Security.
REPORTING AND TAX ADMINISTRATION
  REMIC REGULAR SECURITIES
     Reports will be made at least annually to holders of record of REMIC
Regular Securities (other than those with respect to whom reporting is not required) and to the Internal Revenue Service as may be required by statute, regulation, or administrative ruling with respect to (i) interest paid or accrued on the Securities, (ii) original issue discount, if any, accrued on the Securities, and (iii) information necessary to compute the accrual of any market discount or the amortization of any premium on the Securities.
  RESIDUAL SECURITIES
     For purposes of federal income tax reporting and administration, a Series REMIC generally will be treated as a partnership, and the related Residual Securityholders as its partners. A Series REMIC will file an annual return on Form 1066 and will be responsible for providing information to Residual Securityholders sufficient to enable them to report properly their shares of the REMIC's taxable income or loss, although it is anticipated that such information actually will be supplied by the Trustee or the Master Servicer. The REMIC Regulations require reports to be made by a REMIC to its Residual
Securityholders each calendar quarter in order to permit such Securityholders to compute their taxable income accurately. A person that holds a Residual Security as a nominee for another person is required to furnish those quarterly reports to the person for whom it is a nominee within 30 days of receiving such reports. A REMIC is required to file all such quarterly reports for a taxable year with the Service as an attachment to the REMIC's income tax return for that year. As required by the Code, a Series REMIC's taxable year will be the calendar year.
     Residual Securityholders should be aware that their responsibilities as holders of the residual interest in a REMIC, including the duty to account for their shares of the REMIC's income or loss on their returns, continue for the life of the REMIC, even after the principal and interest on their Residual Securities have been paid in full.
     Under the REMIC Regulations, a Residual Securityholder must be designated as the REMIC's tax matters person ("TMP"). The TMP generally has responsibility for overseeing and providing notice to the other Residual Securityholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs, although other holders of the Residual Securities of the same Series would be able to participate in such proceedings in appropriate circumstances. Unless otherwise indicated in the related Prospectus Supplement, the Seller, Master Servicer or an affiliate thereof either will acquire a portion of the residual interest in each Series REMIC in order to permit it to be designated as TMP for the REMIC or will obtain from the Residual Securityholders an irrevocable appointment to perform the functions of the REMIC's TMP and will prepare and file the REMIC's federal and state income tax and information returns.
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     Treasury regulations provide that a Holder of a Residual Security is not required to treat items on its return consistently with their treatment on the REMIC's return if a Holder owns 100% of the Residual Securities for the entire calendar year. Otherwise, each Holder of a Residual Security is required to treat items on its returns consistently with their treatment on the REMIC's return, unless the Holder of a Residual Security either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The Service may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. A Series REMIC typically will not register as a tax shelter pursuant to Code section 6111 because it generally will not have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Security as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other specified information.
NON-REMIC SECURITIES
TREATMENT OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES
     In the case of Series with respect to which a REMIC election is not to be made, the Trust will be classified as a grantor trust under Subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation. For federal income tax purposes, the owner of a Non-REMIC Security will be treated as the beneficial owner of an appropriate portion of the principal and interest payments (according to the characteristics of the Security in question) to be received on the Mortgage Assets assigned to a Trust for federal income tax purposes.
TREATMENT OF THE NON-REMIC SECURITIES FOR FEDERAL INCOME TAX PURPOSES GENERALLY
     The types of Non-REMIC Securities offered in a Series may include: (i) securities evidencing ownership interests only in the interest payments on the Mortgage Assets assigned to a Trust, net of certain fees, ("IO Securities");
(ii) securities evidencing ownership interests in the principal, but not the interest, payments on the Mortgage Assets ("PO Securities"); (iii) securities evidencing ownership interests in differing percentages of both the interest payments and the principal payments on the Mortgage Assets ("Ratio Securities"); and (iv) securities evidencing ownership in equal percentages of the principal and interest payments on the Mortgage Assets ("Pass-Through Securities"). The federal income tax treatment of Non-REMIC Securities other than Pass-Through Securities ("Strip Securities") will be determined in part by Section 1286 of the Code. Little administrative guidance has been issued under that section and, thus, many aspects of its operation are unclear, particularly the interaction between that section and the rules pertaining to discount and premium. Hence, significant uncertainty exists with respect to the federal income tax treatment of the Strip Securities, and potential investors should consult their own tax advisors concerning such treatment.
     Several Code Sections provide beneficial treatment to certain taxpayers that invest in certain types of mortgage assets. For purposes of those Code Sections, Pass-Through Securities will be characterized with reference to the Mortgage Assets in the Trust, but it is not clear whether the Strip Securities will be so characterized. The Service could take the position that the character of the Mortgage Assets is not attributable to the Strip Securities for purposes of those Sections. However, because the Strip Securities represent sole ownership rights in the principal and interest payments on the Mortgage Assets, the Strip Securities, like the Pass-Through Securities, unless otherwise specified in the Prospectus Supplement, should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and
"loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and interest income attributable to the
Securities should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent that the Trust assets would qualify for such treatment.
     One or more Classes of Securities may be subordinated to one or more other Classes of Securities of the same Series. See "Description of the
Securities -- Allocation of Distributions from the Mortgage Assets." In general, such subordination should not affect the federal income tax treatment of either the Subordinated or Senior Securities. However, to the extent indicated in "Description of the Securities -- Allocation of Distributions from the Mortgage Assets" and the relevant Prospectus Supplement, holders of the Subordinated Securities will be allocated losses that otherwise would have been borne by the holders of the more senior Securities. Holders of the Subordinated Securities should be able to recognize any such losses no later than the taxable year in which they
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become Realized Losses. Employee benefit plans subject to ERISA should consult their own tax advisors before purchasing any Subordinated Security. See "ERISA Considerations" herein and in the Prospectus Supplement.
TREATMENT OF PASS-THROUGH SECURITIES
     The holder of a Pass-Through Security generally will be treated as owning a pro rata undivided interest in each of the Mortgage Assets of the Trust. Accordingly, each Pass-Through Securityholder will be required to include in income its pro rata share of the entire income from the Trust assets, including interest and discount income, if any. Such Securityholder generally will be able to deduct from its income its pro rata share of the administrative fees and expenses incurred with respect to the Trust assets (provided that such fees and expenses represent reasonable compensation for the services rendered). An individual, trust, or estate that holds a Pass-Through Security directly or through a pass-through entity will be entitled to deduct such fees and expenses under Section 212 only to the extent that the amount of the fees and expenses, when combined with its other miscellaneous itemized deductions for the taxable year in question, exceeds 2% of its adjusted gross income. In addition, Code
Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, and
(ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. Non-corporate holders of Pass-Through Securities also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to such REMIC, are not deductible for purposes of the AMT. Each Pass-Through Securityholder generally will determine its net income or loss with respect to the Trust in accordance with its own method of accounting, although income arising from original issue discount must be taken into account under the accrual method even though the Securityholder otherwise would use the cash receipts and disbursements method.
     The Code provisions concerning original issue discount, market discount, and amortizable premium will apply to the Trust assets. The rules regarding discount and premium that are applicable to Non-REMIC Securities generally are the same as those that apply to REMIC Regular Securities. See the discussions under "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount" and " -- Amortizable Premium" above.
     For instruments to which it applies, Code Section 1272(a)(6) requires the use of an income tax accounting methodology that utilizes (i) a single constant yield to maturity and (ii) the Pricing Prepayment Assumptions. Unlike in the
case of REMIC Regular Securities, Code Section 1272(a)(6) technically does not apply to Non-REMIC Securities. Although the Treasury has authority to apply that Section to securities such as the Non-REMIC Securities, it has not yet done so. Nonetheless, unless and until administrative guidance to the contrary is released, the Tax Administrator intends to account for the Non-REMIC Securities as though Section 1272(a)(6) applied to them. Thus, the Tax Administrator will account for a Class of Non-REMIC Securities in the same manner as it would account for a Class of REMIC Regular Securities with the same terms. There can be no assurance, however, that the Service ultimately will sanction the Tax Administrator's position.
     It is anticipated that most or all of the Mortgage Assets securing any Series will be subject to the original issue discount, market discount, and amortizable premium rules. Although most mortgage loans nominally are issued at their original principal amounts, original issue discount could arise from the payment of points or certain other origination charges by the Borrower if the discount attributable to such payments exceeds the DE MINIMIS amount. If the Trust contains Mortgage Assets purchased for a price below its outstanding principal amount, Pass-Through Securityholders generally will be required to take into account original issue discount not previously accrued to the prior holder of such Mortgage Assets. Moreover, if such Mortgage Assets were purchased for less than their adjusted issue prices, Pass-Through Securityholders generally will be required to take into account market discount, unless the amount of such market discount is DE MINIMIS under the market discount rules. Finally, Pass-Through Securityholders generally may elect to amortize any premium paid for Mortgage Assets over their outstanding principal amounts. For a more complete elaboration of the rules pertaining to original issue discount, market discount, and acquisition premium, see the discussion under "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of REMIC Regular Securities."
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TREATMENT OF STRIP SECURITIES
     Many aspects of the federal income tax treatment of the Strip Securities are uncertain. The discussion below describes the treatment that Counsel believes is appropriate, but there can be no assurance that the Service will not take a contrary position. Potential investors, therefore, should consult their own tax advisors with respect to the federal income tax treatment of the Strip Securities.
     Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments on such obligation results in the creation of "stripped coupons" with respect to the separated rights to interest payments and "stripped bonds" with respect to the principal and any unseparated interest payments associated with that principal. The issuance of IO or PO Securities effects a separation of the ownership of the interest and principal payments on some or all of the Mortgage Assets in the Trust. In addition, the issuance of Ratio Securities effectively separates and reallocates the proportionate ownership of the interest and principal payments on the Mortgage Assets. Therefore, Strip Securities will be subject to Section 1286.
     For federal income tax accounting purposes, section 1286 treats a stripped bond or a stripped coupon as a new debt instrument issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped bond or coupon generally will have original issue discount equal to the excess of its stated redemption price at maturity (or, in the case of a stripped coupon, the amount payable on the due date of such coupon) over its issue price. Treasury regulations under Section 1286 (the "Stripping Regulations"), however, provide that the original issue discount on a stripped bond or stripped coupon is zero if the amount of the original issue discount would be DE MINIMIS under rules generally applicable to debt instruments. For purposes of the determination whether such amount would be DE MINIMIS, (i) the number of complete years to maturity is measured from the date the stripped bond or stripped coupon is purchased, (ii) an aggregation approach similar to the Aggregation Rule (as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount" above) may be applied, and (iii) unstripped coupons may be treated as stated interest with respect to the related bonds and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. In addition, the Stripping Regulations provide that, in certain circumstances, the excess of a stripped bond's stated
redemption price at maturity over its issue price is treated as market discount, rather than as original issue discount. See "Certain Federal Income Tax Consequences -- Non-REMIC Securities -- Treatment of Strip
Securities -- Determination of Income With Respect to Strip Securities."
     The application of Section 1286 to the Strip Securities is not entirely clear under current law. That section could be interpreted as causing: (i) in the case of an IO Security, each interest payment due on the Mortgage Assets to be treated as a separate debt instrument; (ii) in the case of a Ratio Security entitled to a disproportionately high share of principal, each excess principal amount (I.E., the portion of each principal payment on such assets that exceeds the amount to which the Ratio Securityholder would have been entitled if he had held an undivided interest in the Mortgage Assets) to be treated as a separate debt instrument; and (iii) in the case of a Ratio Security entitled to a disproportionately high share of interest, each excess interest amount to be treated as a separate debt instrument. In addition, Section 1286 requires the purchase price of a Strip Security to be allocated among each of the rights to payment on the Mortgage Assets to which the Securityholder is entitled that are treated as separate debt instruments. Despite the foregoing, it may be appropriate to treat stripped coupons and stripped bonds issued to the same holder in connection with the same transaction as a single debt instrument, depending on the facts and circumstances surrounding the issuance. Facts and circumstances considered relevant for this purpose should include the likelihood of the debt instruments trading as a unit and the difficulty of allocating the purchase price of the unit among the individual payments. Strip Securities are designed to trade as whole investment units and, to the extent that the Underwriter develops a secondary market for the Strip Securities, it anticipates that the Strip Securities would trade in such market as whole units. In addition, because no market exists for individual payments on Mortgage Assets, the proper allocation of the Security's purchase price to each separate payment on the Mortgage Assets in the Trust would be difficult and burdensome to determine. Based on those facts and circumstances, it appears that all payments of principal and interest to which the holder of a Strip Security is entitled should be treated as a single installment obligation. Although the OID Regulations do not refer directly to debt instruments that are governed by
Section 1286 of the Code, the application of the OID Regulations to such instruments is consistent with the overall statutory and regulatory scheme. Therefore, the Tax Administrator intends to treat each Strip Security as a single debt instrument for income tax accounting purposes.
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  DETERMINATION OF INCOME WITH RESPECT TO STRIP SECURITIES
     For purposes of determining the amount of income on a Strip Security that accrues in any period, the rules described above under "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities," " -- Interested Weighted Securities and Non-VRDI Securities," and
" -- Anti-Abuse Rule" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount" and
" -- Amortizable Premium" will apply. PO Securities, and certain Classes of
Ratio Securities, will be issued at a price that is less than their stated principal amount and thus generally will be issued with original issue discount. A Strip Security that would meet the definition of an Interest Weighted Security or a Weighted Average Security if it were a REMIC Regular Security is subject to the same tax accounting considerations applicable to the REMIC Regular Security to which it corresponds. Thus, as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" above, certain aspects of the tax accounting treatment of such a Strip Security are unclear. Unless and until the Service provides administrative guidance to the contrary, the Tax Administrator will account for such a Strip Security in the manner described for the corresponding REMIC Regular Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" above.
     If a PO Security or a Ratio Security that is not considered a Contingent Payment Obligation (an "Ordinary Ratio Security") subsequently is sold, the purchaser apparently would be required to treat the difference between the purchase price and the stated redemption price at maturity as original issue discount. The holders of such securities generally will be required to include such original issue discount in income as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount" above. PO Securities and Ordinary Ratio Securities issued at a price less than their stated principal amount will be treated as issued with market discount rather than with original issue discount if, after the most recent disposition of the related Security, either (i) the amount of original issue discount on the Security is considered to be DE MINIMIS under the Stripping Regulations or (ii) the annual stated rate of interest payable on the Security is no more than one percent lower than the annual stated rate of interest payable on the Mortgage Loan from which the Security was stripped. The holders of such Securities generally would be required to include market discount in income in the manner described above in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Market Discount." Some Classes of Ordinary Ratio Securities may be issued at prices that exceed their stated principal amounts. Subject to the discussion of Superpremium Securities in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Original Issue Discount," holders of such Ordinary Ratio Securities generally will be able to amortize that premium as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Amortizable Premium."
  PURCHASE OF COMPLEMENTARY CLASSES OF STRIP SECURITIES
     Strip Securities of certain Classes of the same Series ("Complementary Securities"), when held in combination, may provide an aggregate economic effect equivalent to that of a Pass-Through Security based upon the same Mortgage
Assets in the Trust. When an investor purchases Complementary Securities, it appears that, for federal income tax purposes, each Security should be treated separately and should be subject to the rules described above. The Service could assert, however, that Complementary Securities held in combination should be treated as a single pass-through type instrument, with the result that the rules governing stripped bonds and stripped coupons under Section 1286 of the Code would not be applied. Consequently, investors who acquire Complementary Securities should consult their own tax advisors as to the proper treatment of such Securities.
  POSSIBLE ALTERNATIVE CHARACTERIZATIONS
     The Service could assert that the Strip Securities should be characterized for tax purposes in a manner different from that described above. For example, the Service could contend that each Ratio Security whose interest rate is higher than the net interest rate distributed from the Trust taking into account all of the Securities of that Series (the "Net Series Rate") is to be treated as being composed of two securities: (i) a Pass-Through Security of the same principal amount as the Ratio Security but generating interest at the Net Series Rate; and
(ii) an IO Security representing the excess of the rate on the Ratio Security over the Net Series Rate. Similarly, a Ratio Security whose interest rate is lower than the Net Series Rate could be treated as composed of a Pass-Through Security with an interest rate equal to the Net Series Rate and a PO Security. Alternatively, the Service could interpret Section 1286 to require that each individual interest payment with respect to an IO Security or a Ratio
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Security be treated as a separate debt instrument for original issue discount purposes. The Service also might challenge the manner in which original issue discount is calculated, contending that (i) the stated maturity should be used to calculate yield on the Non-REMIC Securities, (ii) the Contingent Payment Regulations should not apply to the IO Securities, or (iii) the Contingent Payment Regulations should apply to the Ordinary Ratio Securities. Given the variety of alternative treatments of the Non-REMIC Securities and the different federal income tax consequences that could result from each alternative, a potential investor is urged to consult its own tax advisor regarding the proper treatment of the Non-REMIC Securities for federal income tax purposes.
  LIMITATIONS ON DEDUCTIONS WITH RESPECT TO STRIP SECURITIES
     The holder of a Strip Security will be treated as owning an interest in each of the Mortgage Assets of the related Trust and will recognize an appropriate share of the income and expenses associated with those Mortgage Assets. Accordingly, an individual, trust, or estate that holds a Strip Security directly or through a pass-through entity will be subject to the same limitations on deductions with respect to such Security as are applicable to holders of Pass-Through Securities. See "Certain Federal Income Tax
Consequences -- Non-REMIC Securities -- Treatment of Pass-Through Securities" above.
SALE OF A NON-REMIC SECURITY
     A sale of a Non-REMIC Security prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the holder's adjusted basis in such Security. The rules for computing the adjusted basis of a Non-REMIC Security are the same as in the case of a REMIC Regular Security. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Gain or Loss on Disposition." Gain or loss from the sale or other disposition of a Non-REMIC Security generally will be capital gain or loss to a Securityholder if the Security is held as a "capital asset" within the meaning of Section 1221 of the Code, and will be long-term or short-term depending on whether the Security has been held for the longterm capital gain holding period (currently, more than twelve months). Ordinary income treatment, however, will apply to the extent mandated by the original issue discount and market discount rules or if the Securityholder is a financial institution described in Section 582 of the Code. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Gain or Loss on Disposition."
  TAXATION OF CERTAIN FOREIGN HOLDERS OF NON-REMIC SECURITIES
     Interest, including original issue discount, paid on a Non-REMIC Security to a Foreign Person generally is treated as "portfolio interest" and, therefore, is not subject to any United States tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the Securityholder, and (ii) the Trustee (or other person who would otherwise be required to withhold tax) is provided with Foreign Person Certification. If Foreign Person Certification is not provided, interest (including original issue discount) paid on a Non-REMIC Security may be subject to either a 30 percent withholding tax or 31 percent backup withholding.
     In the case of certain Series, portfolio interest treatment will not be available for interest paid with respect to certain classes of Non-REMIC Securities. Interest on debt instruments issued on or before July 18, 1984 does not qualify as "portfolio interest" and, therefore, is subject to United States withholding tax at a 30 percent rate (or lower treaty rate, if applicable). IO Securities and PO Securities generally are treated, and Ratio Securities generally should be treated, as having been issued when they are sold to an investor. In the case of Pass-Through Securities, however, the issuance date of the Security is determined by the issuance date of the mortgage loans underlying the Trust. Thus, to the extent that the interest received by a holder of a Pass-Through Security is attributable to mortgage loans issued on or before July 18, 1984, such interest will be subject to the 30 percent withholding tax. Moreover, to the extent that a Ratio Security is characterized as a pass-through type security and the underlying mortgage loans were issued on or before July
18, 1984, interest generated by the Security may be subject to the withholding tax. See "Certain Federal Income Tax Consequences -- Non-REMIC
Securities -- Possible Alternative Characterizations." Although recently enacted tax legislation denies portfolio interest treatment to certain types of contingent interest, that legislation generally applies only to interest based on the income, profits, or property values of the debtor. Accordingly, it is not anticipated that such legislation will apply to deny portfolio interest to Securityholders who are Foreign Persons. However, because the scope of the new legislation is not entirely clear, investors who are Foreign Persons should consult their own tax advisors regarding the potential application of the legislation before purchasing a Security.
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  BACKUP WITHHOLDING
     The application of backup withholding to Non-REMIC Securities generally is the same as in the case of REMIC Securities. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Backup Withholding."
  REPORTING AND TAX ADMINISTRATION
     For purposes of reporting and tax administration, the holders of Non-REMIC Securities will be treated in the same fashion as the holders of REMIC Regular Securities. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Reporting and Tax Administration" above.
DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO
MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.
                            STATE TAX CONSIDERATIONS
     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of an investment in the Securities.
                              ERISA CONSIDERATIONS
     In considering an investment in a Security of the assets of an employee benefit plan, a fiduciary should consider, among other things, (i) the purposes, requirements, and liquidity needs of such plan; (ii) the definition of plan assets under the Employee Retirement Income Security Act of 1974 ("ERISA"), and the U.S. Department of Labor ("DOL") regulations regarding the definition of plan assets; (iii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA; and (iv) whether the investment is prudent, considering the nature of an investment in a Security and the fact that no market in which such fiduciary can sell or otherwise dispose of Securities is expected to arise. The prudence of a particular investment must be determined by the responsible fiduciary (usually the trustee or investment manager) with respect to each employee benefit plan taking into account all of the facts and circumstances of the investment.
     Section 403 of ERISA requires that all plan assets be held in trust. However, under regulations that became effective on June 17, 1982, even if the underlying assets of an issuer of securities are deemed to be plan assets of an employee benefit plan investing in the Securities, the "holding in trust" requirement of Section 403 of ERISA will be satisfied if the Securities are held in trust on behalf of the plan.
     Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (i) an employee benefit plan subject to ERISA or
Section 4975 of the Code, including individual retirement accounts and certain Keogh Plans (each a "Plan") and any party in interest or disqualified person with respect to the Plan, and (ii) plan assets. Regulations of the DOL set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations") define "plan assets" to include not only securities (such as the Securities) held by a Plan but also the underlying assets of the issuer of any equity securities, unless one or more exceptions specified in the regulations are satisfied. Thus, under the Plan
Asset Regulations, a Plan that acquires a Security could be treated for ERISA purposes as having acquired a direct interest in some or all of the assets in the Trust. Such treatment could cause certain transactions with respect to such assets to be deemed prohibited transactions under ERISA and, in addition, could result in a finding of an improper delegation by the plan fiduciary of its duty to manage plan assets. The Plan Asset Regulations will not apply , however, if
(i) the security is registered under the Securities Exchange Act of 1934, is freely transferrable and is part of a class of securities that is held by more than 100 unrelated investors (the "publicly offered exception") or (ii) immediately after the most recent acquisition of an equity interest, benefit plan investors do not own 25% or more of the value of any class of equity interests in the trust (the "insignificant participation exception"). Prior to purchasing a Security, a Plan should consult with its counsel to determine whether the publicly
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offered exception, the insignificant participation exception, or any other exception to the Plan Asset Regulations would apply to the purchase of the Security.
     The DOL has issued several exemptions from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code. Those exemptions include, but are not limited to: (a) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (b) PTCE 91-38, regarding investments by bank collective investment funds; (c) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (d) PTCE 83-1, regarding acquisitions by Plans of interests in mortgage pools; and (e) various underwriter exemptions. Before purchasing any Securities, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of Securities should be aware, however, that certain of the exemptions do not apply to the purchase, sale, and holding of subordinated securities. Moreover, a purchaser of Securities also should be aware that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions.
     Because the purchase or holding of Securities may result in unfavorable consequences for a Plan or its fiduciaries under the Plan Asset Regulations or the prohibited transaction provisions of ERISA or the Code, certain classes of Securities will not be offered for sale to, and are not transferable to, any benefit plan investor unless such benefit plan investor provides the Seller with a "Benefit Plan Opinion." A Benefit Plan Opinion is an opinion of Counsel satisfactory to the Seller (and upon which the Seller, Trustee, TMP, and their respective counsel are authorized to rely) that the ownership of a Security of such class (A) will not be treated as a prohibited transaction under Sections
406 and 407 of ERISA or Section 4975 of the Code and (B) either (i) will not cause any of the assets in the Trust (or in the case of a REMIC Series, the REMIC's assets) to be regarded as plan assets for purposes of the Plan Asset Regulation or (ii) will not give rise to any fiduciary duty under ERISA on the part of the Seller, the Trustee, the Master Servicer or the TMP. The Prospectus Supplement for an affected Series will indicate which classes of Securities are restricted in their availability to benefit plan investors.
     In considering the possible application of the Plan Asset Regulations, potential Plan investors should be aware that, with respect to certain Series and under certain circumstances, the Seller may have a right to redeem the Securities of such Series, at its option. In such cases, the Seller's purpose for the retention of such a redemption right is to enable the Seller to terminate its administration obligations with respect to the Securities in the event such obligations become unprofitable. The Seller undertakes no obligation to consider the interests of Securityholders in deciding whether to exercise any redemption right.
     As described in "Certain Federal Income Tax Consequences," an investment in a Security may produce unrelated business taxable income for tax-exempt employee benefit plans. Potential investors also should be aware that ERISA requires that the assets of a Plan be valued at their fair market value as of the close of the plan year. Neither the Seller nor the Underwriters currently intend to provide valuations to Securityholders. Plans contemplating the acquisition of Securities should consult their legal advisors with respect to the ERISA, Code, and other consequences of an investment in the Securities.
                                LEGAL INVESTMENT
     Unless otherwise specified in the Prospectus Supplement for a Series, the Securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for any such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Securities only to the extent provided in such legislation.
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     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in the Securities without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in the Securities; and national banks may purchase the Securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
(section mark) 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.
     Securities that do not constitute "mortgage-related securities"under SMMEA will require registration, qualification or an exemption under applicable state securities laws and may not be "legal investments" to the same extent as "mortgage-related securities."
     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase certain types of the Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.
                              PLAN OF DISTRIBUTION
     The Seller may sell the Securities offered hereby either directly or through one or more underwriters or underwriting syndicates. The Prospectus Supplement or Supplements for each Series will set forth the terms of the offering of such Series and of each Class within such Series, including the name or names of the Underwriters, the proceeds to and their use by the Seller, and either the initial public offering price, the discounts and commissions to the Underwriters and any discounts or concessions allowed or reallowed to certain dealers, or the method by which the price at which the Underwriters will sell the Securities will be determined.
     The Securities of a Series may be acquired by Underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of any Underwriters will be subject to certain conditions precedent, and such Underwriters will be severally obligated to purchase all the Securities of a Series described in the related Prospectus Supplement, if any are purchased. If Securities of a Series are offered other than through Underwriters, the related Prospectus Supplement will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and purchasers of Securities of such Series.
     The place and time of delivery for the Securities of a Series in respect of which this Prospectus is delivered will be set forth in the Prospectus Supplement.
     Securities issued pursuant to the Registration Statement of which this prospectus is a part may be reregistered and reissued pursuant to the Registration Statement when they are reacquired by the Seller and deposited by the Seller to be part of the estate of a new trust. In addition, other securities issued by affiliates of the Seller or persons unaffiliated with the Seller may be acquired by the Seller and deposited to new trusts to be part of the trust estate for securities issued pursuant to this prospectus and a related prospectus supplement.
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                                    GLOSSARY
     There follows an abbreviated definition of certain capitalized terms used in this Prospectus. The Trust Agreement may contain a more complete definition of certain of the terms defined herein and reference should be made to the Trust Agreement for a more complete definition of all such terms.
     "ACCOUNTING DATE" means the last day of each month.
     "ACCRETION CLASS" means a Capital Appreciation Class or a Compound Interest Class of Securities.
     "ACT" means the Garn - St. Germain Depository Institutions Act of 1982. "ADDITIONAL ASSETS" means mortgage loans, mortgage certificates, or other assets pledged to secure the timely payment of principal and interest on
Mortgage Loans, the projected cash flow on which is to be used to make required distributions on the related Series.
     "APPROVED SALE" means a sale of the Mortgaged Premises approved under a
Pool Insurance Policy.
     "ARM LOANS" means mortgage loans providing for periodic adjustments to the rate of interest thereon to equal the sum (which may be rounded) of a Gross Margin and an Index.
     "ASSET PROCEEDS ACCOUNT" means the separate custodial account established and maintained by the Trustee in which payments with respect to the Mortgage Assets will be deposited for the benefit of the holders of Securities of a Series.
     "ASSET VALUE" means, unless otherwise specified in the related Prospectus Supplement, an amount generally equal to the lesser of (A) the present value of the stream of remaining regularly scheduled monthly payments of principal and interest on the Mortgage Assets (after taking into account charges for servicing, administration, insurance and related matters) discounted at the
Asset Value Discount Rate for such Series, or at such other rate, or rates, specified in the related Prospectus Supplement, or (B) the Unpaid Principal Balance of such Mortgage Assets times the Asset Value Percentage.
     "ASSET VALUE DISCOUNT RATE" means, for each item of Mortgage Assets in the Trust for a Series, the rate specified in the related Trust Agreement for purposes of calculation of Asset Value.
     "ASSET VALUE PERCENTAGE" means the percentage limitation that, based upon scheduled net payments on the Mortgage Assets included in the Trust for a
Series, will assure the availability of sufficient funds to make timely distributions of principal and interest on the Securities in the event of substantial principal prepayments on the Mortgage Assets.
     "AVAILABLE DISTRIBUTION" means the amount of cash received by the Trustee and available for distribution to the Securityholders on any Distribution Date.
     "BALLOON PAYMENT MORTGAGE LOANS" are Mortgage Loans as to which only interest is payable until maturity and Mortgage Loans that provide for amortization of the principal amount over a certain period, although all remaining principal is due at the end of a shorter period.
     "BI-WEEKLY MORTGAGE LOAN" means a Mortgage Loan that provides for Borrower payments to be made on a bi-weekly basis.
     "BOOK-ENTRY SECURITIES" means a Class of Securities held in book-entry form through a Depository.
     "BORROWER" means the individual or individuals obligated to repay a
Mortgage Loan or the obligor(s) under a Contract.
     "BUY-DOWN MORTGAGE LOAN" means a Mortgage Loan as to which funds have been provided to reduce the Borrower's Monthly Payments during the early period of such Mortgage Loan.
     "CAPITAL APPRECIATION SECURITY" means a Class of Securities upon which interest is accrued and is compounded and added to the principal thereof periodically, but which is not entitled to distributions of principal or interest until the Final Scheduled Distribution Date of such Class or the termination of the related Trust or under such other circumstances as may be specified in the Prospectus Supplement.
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     "CERCLA" means the Federal Comprehensive Environmental Response
Compensation and Liability Act, as amended.
     "CLASS" means, with respect to any Series, a group of Securities evidencing the same ownership interest in the Available Distribution or such other classification as may be set forth in the related Prospectus Supplement.
     "CLOSING DATE" means the date on which a Series is closed and the
Securities issued.
     "CODE" means the Internal Revenue Code of 1986, as amended.
     "COMPANION CLASS" means a Class of Securities structured to receive principal payments on the underlying Mortgage Loans to the extent those principal payments exceed the principal payments scheduled to be made on a PAC Class of Securities.
     "COMPOUND INTEREST CLASS" means a Class of Securities upon which interest is accrued and is compounded and added to the principal thereof periodically, but which is not entitled to distributions of principal or interest until a specified date or specified Classes of the same Series have received their final distributions.
     "CONTRACTS" means retail installment sales contracts secured by liens on Manufactured Homes.
     "CONVERTED MORTGAGE LOAN" means any ARM Loan on which the Note Rate is converted from an adjustable rate of interest to a fixed rate of interest and any Mortgage Loan on which the Note Rate is converted from a fixed rate of interest to a lower fixed rate of interest.
     "COOPERATIVE" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units.
     "COOPERATIVE DWELLING" means an individual housing unit in a building owned by a cooperative.
     "COOPERATIVE LOAN" means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower (tenant-stockholder) of a security interest in shares issued by the applicable Cooperative.
     "COOPERATIVE NOTE" means the note associated with a Cooperative Loan.
     "CPR" means Constant Prepayment Rate prepayment model.
     "CREDIT LOSSES" means Realized Losses on the Mortgage Loans less Fraud Losses, Special Hazard Losses and Mortgagor Bankruptcy Losses.
     "CURRENT INTEREST CLASS" means any Class of Securities that bears interest, other than Accretion Securities.
     "CUSTODIAL ACCOUNT" means one or more accounts into which a Servicer deposits collections on the Mortgage Assets.
     "CUT-OFF DATE" means the date specified in the related Prospectus
Supplement after which payments on the Mortgage Assets are for the account of the Securityholders.
     "DEPOSITORY" means the record owner of any Book-Entry Security. Initially, the Depository for any Book-Entry Security is expected to be the DTC.
     "DISCOUNT SECURITIES" means any Class of Securities which has a purchase price less than the aggregate amount of principal allocable to such Class.
     "DISTRIBUTION DATE" means that date each month, or other periodic dates, commencing on the date specified in the Prospectus Supplement for a Series of Securities, on which the Available Distribution will be paid by the Trustee to holders of Securities of such Series.
     "DTC" means the Depository Trust Company.
     "DUE DATE" means each date that payments are due on the Mortgage Assets. "DUE PERIOD" means, as to any Distribution Date, the period during which regularly scheduled payments of principal and interest on the Mortgage Assets are to be passed through to the Securityholders.
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     "ELIGIBLE ASSETS" means assets approved under the Trust Agreement.
     "ESCROW ACCOUNT" means accounts into which a Borrower will deposit amounts sufficient to pay taxes, assessments, insurance premiums and other comparable items.
     "ERISA" the Employee Retirement Income Security Act of 1974, as amended. "FHA" means the United States Federal Housing Administration.
     "FHA LOANS" means Mortgage Loans insured by the FHA.
     "FHLMC" means the Federal Home Loan Mortgage Corporation.
     "FHLMC CERTIFICATES" means mortgage participation certificates issued by FHLMC either in certificated or book-entry form.
     "FINAL SCHEDULED DISTRIBUTION DATE" means, with respect to any Security, the date specified in such Security as the fixed date on which the final distribution on such Security is due and distributable.
     "FINANCE COMPANY" means a limited-purpose financing company providing a portion of the Assets for a Series.
     "FINANCIAL INTERMEDIARY" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains a beneficial owner's account with respect to Book-Entry Securities.
     "FNMA" means the Federal National Mortgage Association.
     "FNMA CERTIFICATES" means guaranteed mortgage pass-through certificates issued by FNMA either in certificated or book-entry form.
     "FRAUD LOSS LIMIT" means the amount, if any, determined in accordance with formula set forth in the Prospectus Supplement for a Series.
     "FRAUD LOSSES" means losses on Mortgage Loans resulting from a Mortgage Insurer's failure to pay a claim with respect to a Mortgage Loan on the grounds of fraud, dishonesty or misrepresentation in the application for insurance.
     "FULL COVERAGE INSURANCE POLICIES" means, with respect to any Mortgage
Loan, a Primary Mortgage Insurance Policy covering the full amount of such Mortgage Loan.
     "FUNDING AGREEMENT" means an agreement between the Seller and a Finance Company pursuant to which (i) the Seller will lend a portion of the net proceeds of the sale of the Securities to such Finance Company, (ii) the Finance Company will pledge Mortgage Assets owned by it to secure the loan from the Seller, and
(iii) the Seller will assign the Funding Agreement, as so secured, to the Trust for a Series.
     "GEM LOAN" means a fixed-rate fully amortizing Mortgage Loan providing for
(1) monthly payments during the first year that are at least sufficient to pay interest due on the Mortgage Loan, and (2) an increase in such monthly payments in subsequent years at a predetermined rate generally not more than a specified percentage of the Monthly Payments during the preceding year.
     "GNMA" means the Government National Mortgage Association.
     "GNMA CERTIFICATES" means fully modified pass-through mortgage-backed certificates guaranteed by GNMA.
     "GPM LOAN" means a Mortgage Loan providing for graduated payments during a portion of its term which are or may be less than the amount of interest due on the Unpaid Principal Balance.
     "GROSS MARGIN" means with respect to each ARM Loan, the fixed percentage specified in the related note that is added to the Index on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.
     "GUARANTY" means a non-recourse guaranty of the timely payment of principal and interest on a Mortgage Loan.
     "HUD" means the United States Department of Housing and Urban Development.
                                       83

     "INDEX" means with respect to each ARM Loan, the index specified in the related note that is added to the Gross Margin on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.
     "INSURANCE POLICIES" means any Mortgage Insurance Policy, Standard Hazard Insurance Policy, Special Hazard Insurance Policy, Mortgagor Bankruptcy Insurance Policy or other insurance policy with respect to the Mortgage Loans in a Trust.
     "INSURANCE PROCEEDS" means the proceeds paid by any insurer pursuant to an Insurance Policy covering a Mortgage Loan included in the Trust for a Series.
     "INTEREST ADJUSTMENT DATE" means with respect to each ARM Loan, the date on which the Note Rate changes in accordance with the terms of the related note.
     "INVESTMENT GRADE" means a rating assigned by at least one Rating Agency to a Class or Series of Securities that is in one of its four highest rating categories (without regard to plus or minus gradations).
     "JST" means JST Company, L.L.C., a Virginia limited liability company. "LEVEL PAYMENT MORTGAGE LOAN" means a Mortgage Loan that provides for the payment of principal and interest in level Monthly Payments over the term of the Mortgage Loan, with interest at a fixed rate computed on the declining principal balance of the Mortgage Loan.
     "LIBOR" means London Interbank Offered Rate.
     "LIQUIDATED LOAN" means any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Premises if acquired by deed in lieu of foreclosure, or otherwise.
     "LIQUIDATION PROCEEDS" means the proceeds of any Mortgage Assets liquidated as a result of defaults by Borrowers, together with proceeds of insurance or guarantees with respect to such Mortgage Assets.
     "LOAN" means a Mortgage Loan or a Contract.
     "LOSS" means the amount of a claim for benefits under a Primary Mortgage Insurance Policy.
     "MANUFACTURED HOMES" means the unit of manufactured housing used as a single-family residence and having a minimum living space of 400 square feet and a minimum width of over 102 inches, together with all accessions thereto securing the obligations of the Borrower under a Contract.
     "MASTER SERVICER" means the entity, if any, specified in the Prospectus Supplement for a Series that will perform certain administrative functions with respect to a Trust and, with respect to a Trust that includes Mortgage Loans, that will administer and supervise the performance by Servicers of their duties and responsibilities under Servicing Agreements in respect of such Mortgage Loans.
     "MASTER SERVICER CUSTODIAL ACCOUNT" means an account maintained by the Master SERVICER into which the Master Servicer deposits collections on the Mortgage Assets received from a Servicer.
     "MONTHLY PAYMENTS" means scheduled payments of principal and interest due each month on any Mortgage Loan.
     "MORTGAGE ASSETS" means Mortgage Certificates and Loans assigned to the Trust for a Series or pledged to secure Funding Agreements assigned to the Trust for a Series.
     "MORTGAGE CERTIFICATES" means GNMA Certificates, FNMA Certificates, FHLMC Certificates and other mortgage pass-through certificates and collateralized mortgage obligations either in certificated or book-entry form.
     "MORTGAGE INSURANCE POLICIES" means Primary Mortgage Insurance Policies and Pool Insurance Policies.
     "MORTGAGE INSURER" means any insurance company or other entity that provides Mortgage Insurance Policies with respect to a Series.
     "MORTGAGE LOANS" means mortgage loans, FHA Loans, VA Loans and RHS Loans, all secured by mortgages or deeds of trust on Mortgaged Premises, including Cooperative Loans.
     "MORTGAGE POOL" means a segregated pool of mortgage loans.
                                       84

     "MORTGAGED PREMISES" means land and improvements thereon subject to the lien of a mortgage or deed of trust.
     "MORTGAGOR BANKRUPTCY INSURANCE" means an insurance policy or a fund providing coverage to holders of Securities of a Series against losses resulting from the bankruptcy of a Borrower.
     "MORTGAGOR BANKRUPTCY LOSSES" means losses resulting from any court ordered reduction in the valuation of Mortgaged Premises or changes in the repayment terms of a Mortgage Loan in conjunction with a bankruptcy proceeding of a Borrower or otherwise.
     "MORTGAGOR BANKRUPTCY LOSS LIMIT" means the amount, if any, specified in the Prospectus Supplement for a Series.
     "NET RATE" means, with respect to any item of Mortgage Assets, the Note Rate thereon minus applicable servicing, administration and guarantee fees and insurance premiums, plus Reinvestment Income thereon if payable to Securityholders, expressed as a percentage of the applicable Mortgage Asset.
     "NOTE" means any promissory note with respect to a Mortgage Loan secured by a lien on real property and the improvements thereon.
     "NOTE RATE" means, with respect to a Mortgage Loan, the interest rate per annum required to be paid by a Borrower under the terms of the related mortgage note, and with respect to a Mortgage Certificate, the interest rate per annum payable under the terms thereof.
     "NY UCC" means the New York Uniform Commercial Code.
     "OFFERED SECURITIES" means the Securities actually offered pursuant to a Prospectus Supplement appended to this Prospectus.
     "ORIGINATOR" means a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution that originates a Mortgage Loan.
     "PAC CLASS" means a Class of Securities structured to receive fixed principal payments on designated Distribution Dates so long as principal payments on the underlying Mortgage Loans occur within a range of constant percentages of the prepayment assumption made as set forth in the related Prospectus Supplement.
     "PAM" means any prepayment assumption model other than a SMM or CPR. "PARTICIPANT" means each person who was the owner of Mortgage Assets acquired by the Seller for assignment and transfer to the Trust for a Series of Securities or each person who owns Mortgage Assets pledged to secure a Funding Agreement that has been assigned and transferred to the Trust for a Series.
     "PASS-THROUGH RATE" means the applicable fixed, variable or adjustable rate or rates, specified or described in the Prospectus Supplement for a Series, at which net interest payments on the Mortgage Assets in the related Trust are passed through on each Class of the Securities, other than Spread Securities, entitled to interest distributions.
     "PERIODIC RATE CAP" means with respect to each ARM Loan, the limit on the percentage increase or decrease that may be made on the Note Rate on any Interest Adjustment Date.
     "PERMITTED INVESTMENTS" means those investments permitted under the applicable Trust Agreement, as described generally under "The
Trusts -- Investment of Funds."
     "POOL INSURER" means any insurance company or other person that provides Policy for a Series.
     "POOL INSURANCE POLICY" means an insurance policy to cover any loss (subject to certain limitations) by reason of default by the Borrowers of the Mortgage Loans included in the Trust for a Series to the extent not covered by any Primary Mortgage Insurance Policy.
     "PREMIUM SECURITIES" means any Class of Securities which has a purchase price greater than or equal to the aggregate amount of Principal allocable to such Class.
     "PREPAYMENT INTEREST SHORTFALL" results when a Mortgage Loan is prepaid in full and interest to month-end is not paid by the Servicer.
                                       85

     "PREPAYMENT PERIOD" means, as to any Distribution Date, the period during which any prepayments or other unscheduled payments of principal and interest paid with respect to the Mortgage Assets are to be passed through to the Securityholders.
     "PRIMARY MORTGAGE INSURANCE POLICY" means an insurance policy covering a Mortgage Loan included in the Trust for a Series against loss of the insured portion of the Unpaid Principal Balance of the covered Mortgage Loan together with accrued and unpaid interest thereon.
     "PRINCIPAL ONLY CLASS" means a Class of Securities sold at a significant discount to its principal amount because no interest is paid on that Class of Securities.
     "RATING AGENCY" means with respect to any Series, each nationally-recognized statistical rating agency or organization that initially rates the Series at the request of the Seller and is identified in the related Prospectus Supplement.
     "REALIZED INTEREST SHORTFALL" results when a Mortgage Loan is foreclosed and the Liquidation Proceeds from the sale of the Mortgaged Premises are insufficient to pay accrued but unpaid interest on such Mortgage Loan.
     "REALIZED LOSSES" means generally (i) the aggregate amount of losses realized on Liquidated Loans, (ii) Fraud Losses, (ii) Mortgagor Bankruptcy Losses and (iv) Special Hazard Losses.
     "REDEMPTION DATE" means any Distribution Date on which the Securities of a Series are redeemed.
     "REINVESTMENT INCOME" means, with respect to a Series, the income received on the investment of funds securing such Series at the Assumed Reinvestment Rate.
     "REIT" means a real estate investment trust as defined in the Code.
     "REMIC" means a real estate mortgage investment conduit as defined in the Code.
     "REMIC REGULAR SECURITIES" means any Class of Securities of a Series constituting regular interests in a REMIC.
     "REMITTANCE DATE" means the date each month on which the Servicer, or the Master Servicer to the extent that it directly services the Mortgage Loans, must remit certain collections with respect to such Mortgage Loans to the Servicer Custodial Account or the Asset Proceeds Account.
     "RESERVE FUND" means, as to a Series, a fund established by the Seller that may be used by the Trustee to make any required distributions of principal or interest on the Securities of that Series to the extent funds are not otherwise available.
     "RESIDUAL SECURITIES" mean any Class of Securities of a Series constituting the residual interests in a REMIC.
     "RHS" means the United States Rural Housing Service.
     "RHS LOANS" mean Mortgage Loans insured or guaranteed by RHS.
     "RIC" means a regulated investment company as defined in the Code.
     "RIM LOAN" means a Mortgage Loan where, subject to certain conditions, the Borrower has a one-time option to reduce the interest rate payable with respect to such Mortgage Loan.
     "SCHEDULED PRINCIPAL BALANCE" means, with respect to any Mortgage Asset or Contract as of any date of determination, an amount equal to the scheduled principal balance thereof as of the Cut-off Date, reduced by the principal portion of all Monthly Payments due on or before such determination date, whether or not received, and by all amounts allocable to unscheduled principal payments received on or before such determination date and as further reduced to the extent that any Realized Loss has occurred with respect to such Mortgage Asset or Contract on or before such determination date.
     "SECURITYHOLDER" means the holder or beneficial owner of a Security. "SECURITY INSTRUMENT" means any mortgage or deed of trust securing payment of any Note with respect to a Mortgage Loan.
                                       86

     "SECURITIES" means mortgage participation securities, issuable in Series, each of which may include one or more Classes evidencing beneficial ownership interests in the portion of the Available Distribution specified as allocable to each Class in the Prospectus Supplement relating to such Series.
     "SECURITIES ADMINISTRATOR" means the entity, if any, specified in the Prospectus Supplement for a Series that will perform certain administrative functions with respect to a Trust.
     "SELLER" means Financial Asset Securitization, Inc., a Virginia corporation.
     "SENIOR SECURITIES" means any Class of Securities of a Series entitled to preferential rights to distributions on the Mortgage Assets and other assets assigned or pledged to the Trust for such Series.
     "SERIES" means a group of Securities issued by a separate Trust.
     "SERVICER CUSTODIAL ACCOUNT" means a custodial account into which the Servicer may remit collections with respect to Mortgage Loans.
     "SERVICERS" means those entities that perform the servicing functions with respect to Mortgage Loans included in the Trust for a Series.
     "SHORTFALL" means Soldiers' and Sailors' Shortfall, Realized Interest Shortfall, Prepayment Interest Shortfall and any temporary delinquency in the payment of interest on a Mortgage Loan.
     "SMM" means Single Monthly Mortality prepayment model.
     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.
     "SOLDIERS' AND SAILORS' SHORTFALL" results from application of the Soldiers' and Sailors' Civil Relief Act of 1940, whereby members of the Armed Forces who entered into mortgages prior to the commencement of military service may have the interest rate on those mortgage loans reduced and capped for the duration of military service.
     "SPECIAL HAZARD FUND" or "SPECIAL HAZARD INSURANCE POLICY" means an insurance policy or fund providing coverage to the holders of Securities of a Series against (i) loss by reason of damage to Mortgaged Premises caused by certain hazards not covered by any Standard Hazard Insurance Policy and (ii) loss from partial damage to the Mortgaged Premises caused by reason of the application of the coinsurance clause contained in any Standard Hazard Insurance Policy.
     "SPECIAL HAZARD LOSS LIMIT" means the amount, if any, determined in accordance with the formula set forth in the Prospectus Supplement for a Series.
     "SPECIAL HAZARD LOSSES" means Losses on Mortgage Loans arising out of damage to the Mortgaged Premises that are not covered by Standard Hazard Insurance Policies, but do not include losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear.
     "SPREAD CLASS" or "STRIP CLASS" means a Class of Securities sold at a significant premium to its principal amount because it represents the right to receive interest at a rate significantly higher than prevailing rates.
     "SPREAD RATE" or "STRIP RATE" means the rate of interest payable on a Spread Class or Strip Class respectively.
     "STANDARD HAZARD INSURANCE POLICY" means an insurance policy covering a Mortgage Loan included in the Trust for a Series against loss by reason of fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion.
     "STANDARD TERMS" means Standard Terms to Trust Agreement.
     "SUBORDINATED SECURITIES" means any Class of Securities of a Series as to which the right to receive distributions with respect to the Mortgage Assets and other assets assigned to the Trust for such Series is subordinate to the rights of holders of Senior Securities of such Series to the extent specified in the related Prospectus Supplement.
     "SUBORDINATION AMOUNT" means, if applicable to a Series including a Class of Subordinated Securities, the amount of Realized Losses to be borne solely by the holders of such Subordinated Securities as specified in the related Prospectus Supplement.
                                       87

     "TRUST" means the pool of Mortgage Assets and other assets specified in the Prospectus Supplement for each Series of Securities that are assigned and transferred to a trust or trusts in the name of the Trustee for the benefit of the holders of Securities of such Series.
     "TRUST AGREEMENT" means the trust agreement between the Seller, the Master Servicer and the Trustee with respect to a single Series of Securities defining certain rights of holders of such Securities and certain rights and duties of the Trustee with respect to such Securities, incorporating by reference therein Standard Terms to Trust Agreement.
     "TRUSTEE" means the bank, trust company or other fiduciary named in the Prospectus Supplement for each Series of Securities as the trustee under the Trust Agreement pursuant to which such Series is issued.
     "UCC" means the Uniform Commercial Code.
     "UNPAID PRINCIPAL BALANCE" means the unpaid principal amount of the Mortgage Assets or any part thereof as of a date of determination.
     "VA" means the United States Veterans Administration.
     "VA LOANS" means Mortgage Loans partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended.
     "VOTING RIGHTS" means the allocation of voting rights among the Classes of a Series as provided in the Prospectus Supplement.
     "1996 LENDER LIABILITY ACT" means the Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.
                                       88

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND PROSPECTUS SUPPLEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS AND PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PROSPECTUS SUPPLEMENT OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS OR PROSPECTUS SUPPLEMENT, NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF SUCH INFORMATION.

                               ------------------

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                  PAGE
                                                  ----
Table of Contents..............................   S-6
Summary of Prospectus Supplement...............   S-7
Risk Factors...................................   S-23
Description of the Mortgage Pool...............   S-26
Additional Information.........................   S-45
The Loan Seller................................   S-46
Description of the Securities..................   S-47
Certain Yield and Prepayment Considerations....   S-65
Yield Considerations with respect to the Strip
  Securities and Principal Only Securities.....   S-70
Pooling and Servicing Agreement................   S-74
Special Tax Considerations.....................   S-80
Restrictions on Purchase and Transfer of the
  Residual Securties...........................   S-82
Underwriting...................................   S-83
Use of Proceeds................................   S-83
Legal Opinions.................................   S-83
Ratings........................................   S-84
Legal Investment...............................   S-84
ERISA Considerations...........................   S-85
Index of Terms.................................   S-87
Appendix A.....................................   A-1
Appendix B.....................................   B-1
                  PROSPECTUS
Additional Information.........................     2
Incorporation of Certain Documents by
  Reference....................................     2
Prospectus Summary.............................     3
Risk Factors...................................     9
Description of the Securities..................    13
Maturity and Prepayment Considerations.........    16
Yield Considerations...........................    18
The Trusts.....................................    18
Sale and Servicing of the Mortgage Loans.......    31
The Trust Agreements...........................    37
Certain Legal Aspects of Mortgage Loans........    40
The Seller.....................................    48
Use of Proceeds................................    49
Certain Federal Income Tax Consequences........    49
State Tax Considerations.......................    78
ERISA Considerations...........................    78
Legal Investment...............................    80
Plan of Distribution...........................    81
Glossary.......................................    82

UNTIL SEPTEMBER 24, 1997, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                  $215,777,243
                                 (APPROXIMATE)

                                      FASI

                                    MORTGAGE
                           PARTICIPATION SECURITIES,
                               SERIES 1997-NAMC 2

                                FINANCIAL ASSET
                              SECURITIZATION, INC.
                                     SELLER

                                 NORTH AMERICAN
                                MORTGAGE COMPANY
                                MASTER SERVICER

                                     [LOGO]

                -----------------------------------------------

                             PROSPECTUS SUPPLEMENT

                -----------------------------------------------

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                 JUNE 25, 1997